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Invest Your Money, Not Your Time
HappyNest makes real estate investing more intuitive than it's ever been.
Our simple and friendly user interface demystifies investing and opens it up for everyone.
Own a piece of actual real estate for as little as $10 (with no monthly fees).
No need to wrap your mind around a complex market or pick the right stocks. Simply invest and watch your investment grow.
Back
Savings Goal
On Track
$1,060
$1,000
$60.00
$146,937
Nest Egg Overview
Manage Savings Goal
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Seriously Secure... Seriously!

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HappyNest connects securely to your bank and other partners using industry standard 256-bit encryption to ensure that the only eyes seeing your data are your own.

We don't ever share your personal data with third-party vendors. You own your info.

Learn about investing from our team of financial experts.

Learn and Grow

New to the world of real estate investing? We get it. There's a lot of fancy terms and concepts that can intimidate even the savviest saver. At HappyNest, we break down these terms and concepts and make them fun so that you can be equipped with the knowledge you need to know how investing works.

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Let's do this!

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HappyNest

The App	More Info	About Us	Get The App
Invest	Learn	About	Download on the App Store
Real Estate	Legal Matters	Meet The Team	GET IT ON Google Play
Features	Security	Contact Us	
Pricing	Investor Relations		
Download	Support		

Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the **Offering Circular** included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or **410-956-0447**. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments

Download HappyNest - Over 100k+ sign ups **Get the App** ×

HappyNest

The App	More Info	About Us	Get The App
Invest	Learn	About	Download on the App Store
Real Estate	Legal Matters	Meet The Team	GET IT ON Google Play
Features	Security	Contact Us	
Pricing	Investor Relations		
Download	Support		

Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking statements are subject to the risk factors detailed from time to time in the Company's filings with the SEC, including without limitation, the Offering Circular. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of hereof and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. Before you decide whether or not to invest in the Company, you should read the Offering Circular, including the "Risk Factor" section, and other documents the Company has filed with the SEC for more complete information about the Company and any investment in the Company *Logos are for presentational purposes only. Neither HappyNest Holdings LLC, the Company, nor their affiliates thereof are affiliated with, associated with, sponsored by or endorsed by the respective logo's owner.

HappyNest

Our Portfolio | Learn | About | Get HappyNest

Value-driven Investments

Real estate is the foundation of wealth for 4 out of 5 millionaires. At HappyNest, we're driven by helping you achieve your financial goals through our commitment to quality investments.

Meet our expert investment team

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Investments

Real estate is the foundation of wealth for 4 out of 5 millionaires. At HappyNest, we're driven by helping you achieve your financial goals through our commitment to quality investments.

Meet our expert investment team



Quality Over Yield

The HappyNest Approach

HappyNest is committed to growing a diversified commercial real estate portfolio that focuses on single-tenant net-leased properties with short to mid-term leases, along with other well-timed investments.

We aim to deliver a balance of stable cash distributions and asset appreciation by securing properties leased to pandemic and internet-resistant businesses.

Our investment portfolio now includes multi-family and industrial properties, effectively reducing market risk, increasing long-term returns, and providing stability for our valued investors.


LIBERTY

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Back
Portfolio
Investment Overview
Monthly Rent
$102,069
Tenant
Purchase Price
Annual Rent
Investment Highlights

Welcome to Your Future Portfolio

A Snapshot of Our Portfolio Highlights

1. Optimized Returns:
- Targeted IRR: 12-15% Annualized Returns

2. Impressive Portfolio Size:
- Over 1 Million Sq. Ft in Properties

3. Diversified Investments:
- 15 Unique Properties & Growing

4. Long-Term Stability:
- Average Weighted Lease Term: 10 Years Remaining

5. Investment Lifecycle:
- Typical Hold Period: 3-5 Years


Investment Overview
Monthly Rent
$102,069
Tenant
Purchase Price
Annual Rent
Investment Highlights
FedEx Freight

A Snapshot of Our Portfolio Highlights

1. Optimized Returns:
- Targeted IRR: 12-15% Annualized Returns

2. Impressive Portfolio Size:
- Over 1 Million Sq. Ft in Properties

3. Diversified Investments:
- 15 Unique Properties & Growing

4. Long-Term Stability:
- Average Weighted Lease Term: 10 Years Remaining

5. Investment Lifecycle:
- Typical Hold Period: 3-5 Years

6. Recent Dividend:
- Last Dividend Paid: 05/04/2023

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Important Note to New Investors

Our investment strategy focuses on holding real estate for an extended period to fully capitalize on the benefits of property value growth.

Read Our Offering Before Investing

**Investors with short-term objectives or those who may need to liquidate assets quickly should consider investments with higher liquidity.*

Real Estate for Real People.

A portfolio designed to deliver attractive risk-adjusted returns regardless of market conditions.

Some of your new tenants:

1. Johnson & Johnson

2. NORTHROP GRUMMAN

3. FedEx

Download HappyNest - Over 100k+ sign ups Get the App

A portfolio designed to deliver attractive risk-adjusted returns regardless of market conditions.

Some of your new tenants:

1. Johnson & Johnson

2. NORTHROP GRUMMAN

3. FedEx

Download HappyNest - Over 100k+ sign ups **Get the App** ×

Why wait?

With just a few taps on our app, you can transform your financial future!

Download Now


THE KELSEY

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THE KELSEY
APARTMENT HOMES
Building 2
Building 1
Building 3
Clubhouse
Phase 2


Building 2
Building 1
Building 3
Clubhouse
Phase 2

Kelsey Apartment Homes

The Kelsey Apartment Homes at Scofield Farms: May 2023 Construction Update

Pre-Leasing Begins Soon!

Our fund deployed an investment in the Kelsey Apartment Homes at Howard Lane development in the Austin, TX area. **Bonner Carrington**, the developer of the Kelsey project, provided us access to this **Class A 383-unit apartment home**



Kelsey Apartment Homes

The Kelsey Apartment Homes at Scofield Farms: May 2023 Construction Update

Pre-Leasing Begins Soon!

Our fund deployed an investment in the Kelsey Apartment Homes at Howard Lane development in the Austin, TX area. **Bonner Carrington**, the developer of the Kelsey project, provided us access to this **Class A 383-unit apartment home development in one of the fastest-growing suburbs in the country.**

Construction Progress:

Framing of the Clubhouse and Buildings 1 through 5 (Phases I and II) is well underway, with the commencement of framing for Buildings 6, 7, and 8 (Phase III) scheduled to start this month. All project utilities and retention ponds are fully completed, with ongoing construction progress evident in the attached photos. Projected completion remains on track for the Clubhouse in June and the first residential building in August, with the entire project estimated to conclude in Q1 2024.

Interested in learning more?

Tell Me More


SOLD
CVS/pharmacy

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CVS Pharmacy

New Disposition Announcement – 01/06/2023
(~15% IRR in Less Than Three Years)

On December 30, 2022, HappyNest sold the CVS Property located at 110 Northampton St in Easthampton, MA for $6,000,000. After paying off $3,540,000 in loans and $200,000 in closing costs, the net profit was approximately $2,260,000. **HappyNest's final share from the sale was around $306,000, resulting in an estimated 15% return in less than three years.** The company held a 13.548% shared ownership in the property, with an initial investment of $250,000.




LIBERTY
CANNABIS DISPENSARY

Cannabis Real Estate Fund

New Acquisition Announcement – 07/13/2022

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Cannabis Real Estate Fund

New Acquisition Announcement – 07/13/2022
(Five New Property Acquisitions!)

We're happy to announce our Partnership with Rainbow Realty Group in **Cannabis Real Estate Fund II,** which provides HappyNest REIT's shareholders with exposure to cannabis-related real estate transactions.

Rainbow Realty Group has an unbeatable reputation and **first-class financial backing through Gould Investors LP, NYSE: BRT, NYSE: OLP**. They have over 60 years of experience in the real estate industry.

You can expect a lot more exciting acquisition announcements to follow!

Our Founder explains why we decided to make this investment

Read More

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Happy Nest

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Invest	Learn	About	App Store
Real Estate	Legal Matters	Meet The Team	

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HappyNest

The App

- Invest
- Real Estate
- Features
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- Download

More Info

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Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking

The App More Info About Us Get The App

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- Invest
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© HAPPYNEST 2023 | Charlotte, NC

Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking
statements are subject to the risk factors detailed from time to time in the Company's filings with the SEC, including without limitation, the Offering Circular. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of hereof and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. Before you decide whether or not to invest in the Company, you should read the Offering Circular, including the "Risk Factor" section, and other documents the Company has filed with the SEC for more complete information about the Company and any investment in the Company *Logos are for presentational purposes only. Neither HappyNest Holdings LLC, the Company, nor their affiliates thereof are affiliated with, associated with, sponsored by or endorsed by the respective logo's owner.

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Blog RE 101 Guide FAQ

Value-driven Investments

Real estate is the foundation of wealth for 4 out of 5 millionaires. At HappyNest, we're driven by helping you achieve your financial goals through our commitment to quality investments.

Meet our expert investment team

Download HappyNest - Over 100k+ sign ups **Get the App**

https://myhappynest.com/learn

HappyNest

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Welcome to the HappyNest Blog

We teach people how to invest in commercial real estate, boost their investment returns, and live financially happier lives.




HappyNest
Our Portfolio
Learn
About
Get HappyNest
We teach people how to invest in commercial real estate, boost their investment returns, and live financially happier lives.
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HappyNest
Our Portfolio
Learn
About
Get HappyNest
Updated Jun 21, 2023
BY JESSE PRINCE
Effective Budgeting is an Essential Skill for Personal Finance and Wealth Building
Budgeting is a vital component of personal finance and wealth building, and mastering this skill can significantly improve your ability to manage your money. At HappyNest, we're on a mission to empower people to live financially healthy lives, so we are excited to share some useful tips and tools with you. Whether you're saving for […]
Updated May 25, 2023
BY JESSE PRINCE
Under the Hood: Net Operating Income (NOI) vs. Cash Flow in Real Estate Investing
Investors. Start! Your! Engines! This article provides a simplified breakdown of NOI vs. Cash Flow, using cars as an analogy to (hopefully) make these complex topics more relatable, no matter your level of investment experience. Real estate investing can often feel like trying to solve a complex puzzle – you have different pieces in the […]
Updated May 9, 2023
BY JESSE PRINCE
Personal Finance: A Beginner's Guide to Achieving Your Goals
Nowadays, effective personal financial management has become more important than ever before. With rising interest rates and inflation higher than it has been in decades, achieving your financial goals may seem like a daunting task. However, by understanding the importance of financial management and taking the proper steps, you can create a plan that fits […]
Download HappyNest - Over 100k+ sign ups
Get the App

HappyNest

Our Portfolio Learn About Get HappyNest

Effective Budgeting is an Essential Skill for Personal Finance and Wealth Building

Budgeting is a vital component of personal finance and wealth building, and mastering this skill can significantly improve your ability to manage your money. At HappyNest, we're on a mission to empower people to live financially healthy lives, so we are excited to share some useful tips and tools with you. Whether you're saving for [...]

Under the Hood: Net Operating Income (NOI) vs. Cash Flow in Real Estate Investing

Investors. Start! Your! Engines! This article provides a simplified breakdown of NOI vs. Cash Flow, using cars as an analogy to (hopefully) make these complex topics more relatable, no matter your level of investment experience. Real estate investing can often feel like trying to solve a complex puzzle – you have different pieces in the [...]

Personal Finance: A Beginner's Guide to Achieving Your Goals

Nowadays, effective personal financial management has become more important than ever before. With rising interest rates and inflation higher than it has been in decades, achieving your financial goals may seem like a daunting task. However, by understanding the importance of financial management and taking the proper steps, you can create a plan that fits [...]


NOI
Net
Operating
Income


Rental income



Updated May 4, 2023 Updated Apr 26, 2023 Updated Apr 18, 2023

HappyNest

Our Portfolio Learn About Get HappyNest


NOI
Net
Operating
Income


Rental income



Updated May 4, 2023

BY JESSE PRINCE

How to Calculate Net Operating Income (NOI): A Key Step in Property Valuation

One of the most crucial skills every real estate investor should master is calculating Net Operating Income (NOI). As I've emphasized in previous articles, real estate investing is fundamentally a numbers game. This is a universal truth that bears repeating. Developing a deep understanding of the financial aspects of property investments is vital for success. [...]

Updated Apr 26, 2023

BY JESSE PRINCE

Crunching the Numbers: How to Calculate Net Effective Income in Real Estate

Real estate investing is a numbers game, so never let emotions impact your decision-making process. Understanding the financial aspects of property investments is crucial to your success. One important calculation that every investor should be familiar with is Net Effective Income (NEI). In this article, we will break down the components of NEI and explain [...]

Updated Apr 18, 2023

BY JESSE PRINCE

Cash-on-Cash Returns: How to Measure Real Estate Profits

Real estate investing can be a lucrative endeavor if you understand the right metrics to evaluate when analyzing potential investments. One essential metric that every investor should be familiar with is the cash-on-cash (CoC) return. This financial metric offers valuable insight into the performance of an investment property and can help you make informed decisions [...]

Download HappyNest - Over 100k+ sign ups Get the App ×

BY JESSE PRINCE

How to Calculate Net Operating Income (NOI): A Key Step in Property Valuation

One of the most crucial skills every real estate investor should master is calculating Net Operating Income (NOI). As I've emphasized in previous articles, real estate investing is fundamentally a numbers game. This is a universal truth that bears repeating. Developing a deep understanding of the financial aspects of property investments is vital for success. [...]

BY JESSE PRINCE

Crunching the Numbers: How to Calculate Net Effective Income in Real Estate

Real estate investing is a numbers game, so never let emotions impact your decision-making process. Understanding the financial aspects of property investments is crucial to your success. One important calculation that every investor should be familiar with is Net Effective Income (NEI). In this article, we will break down the components of NEI and explain [...]

BY JESSE PRINCE

Cash-on-Cash Returns: How to Measure Real Estate Profits

Real estate investing can be a lucrative endeavor if you understand the right metrics to evaluate when analyzing potential investments. One essential metric that every investor should be familiar with is the cash-on-cash (CoC) return. This financial metric offers valuable insight into the performance of an investment property and can help you make informed decisions [...]

← 1 2 ... 10 →

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- Invest
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Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking

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Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking
statements are subject to the risk factors detailed from time to time in the Company's filings with the SEC, including without limitation, the Offering Circular. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of hereof and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. Before you decide whether or not to invest in the Company, you should read the Offering Circular, including the "Risk Factor" section, and other documents the Company has filed with the SEC for more complete information about the Company and any investment in the Company *Logos are for presentational purposes only. Neither HappyNest Holdings LLC, the Company, nor their affiliates thereof are affiliated with, associated with, sponsored by or endorsed by the respective logo's owner.

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Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking

EGGVESTING BLOG 06.21.2023

Effective Budgeting is an Essential Skill for Personal Finance and Wealth Building

Just Like Any Other Adventure, Your Personal Finance Journey Starts With a Plan.

BY JESSE PRINCE



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Budgeting is a vital component of personal finance and wealth building, and mastering this skill can significantly improve your ability to manage your money. At HappyNest, we're on a mission to empower people to live financially healthy lives, so we are excited to share some useful tips and tools with you. Whether you're saving for a rainy day, paying off debts, or investing in your future, creating and maintaining a budget is the key to success. In this installment of our Finance 101 series, we'll explore the importance of budgeting and provide practical advice to help you track your expenses and grow your wealth. Also, we have an exclusive tool to share with you: a free, downloadable Excel spreadsheet to help you manage your personal finances, which we'll discuss in more detail later. But for now, let's dive into budgeting!

Download Our Free Budget Tool

Why is Budgeting Important for Building Wealth?

1. **Spending Control:** A well-planned budget helps you gain control over your spending habits by allocating funds to specific categories, such as housing, groceries, and entertainment. This enables you to make informed decisions and avoid overspending on non-essential items.

2. **Debt Reduction:** By tracking your expenses and identifying areas where you can

Download Our Free Budget Tool

Why is Budgeting Important for Building Wealth?

1. **Spending Control:** A well-planned budget helps you gain control over your spending habits by allocating funds to specific categories, such as housing, groceries, and entertainment. This enables you to make informed decisions and avoid overspending on non-essential items.

2. **Debt Reduction:** By tracking your expenses and identifying areas where you can cut back, you can allocate more funds towards paying off debts. This helps reduce your overall debt burden and improve your financial situation.

3. **Savings Growth:** A solid budget allows you to set aside money for savings or investments, which can lead to wealth accumulation over time. By consistently saving and investing, you'll be better prepared for emergencies and long-term financial goals.

4. **Financial Awareness:** Regularly monitoring your budget enables you to identify patterns in your spending and adjust your habits accordingly. This heightened financial awareness can lead to more informed decisions and a more secure financial future.

Creating and Managing Your Budget

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Creating and Managing Your Budget

Success in personal finance and wealth building, like everything else, starts with a plan.

1. **List Your Income Sources:** Start by listing all your sources of income, such as your salary, side hustles, or rental income. This gives you a clear understanding of your total monthly earnings.

2. **Identify Your Expenses:** Next, list all your expenses, both fixed (e.g., rent or mortgage, utilities, insurance) and variable (e.g., groceries, entertainment, clothing). Be as detailed as possible, and don't forget to include any irregular or annual expenses.

3. **Categorize Your Expenses:** Group your expenses into categories, such as housing, transportation, food, and entertainment. This helps you see where your money is going and identify areas where you can cut back.

4. **Set Spending Limits:** Allocate a specific amount to each expense category based on your financial goals and priorities. Ensure that your total expenses do not exceed your total income.

5. **Track Your Spending:** Regularly monitor your spending to ensure you're staying within your budget limits. You can use a budgeting app, a spreadsheet, or even a simple pen-and-paper method to track your expenses.

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As part of our commitment to helping you on your financial journey, we're excited to offer our specially-designed personal finance tool to do everything we mentioned above, simplifying the budgeting process and empowering you to take control of

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Download our free tool and get ready to transform the way you budget for a more secure financial future.

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Don't Wait to Take Control of Your Personal Finance Journey

Budgeting is a powerful tool that can help you take control of your finances and build wealth. By creating a budget, tracking your expenses, and adjusting your spending habits, you'll be well on your way to achieving your financial goals. Remember, consistency is key – the more you practice, the better you'll become at managing your money. So, start budgeting today and unlock the potential of your financial future!


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EGGVESTING BLOG 05.25.2023

Under the Hood: Net Operating Income (NOI) vs. Cash Flow in Real Estate Investing

Rev up your engines and get ready to cruise through the intricacies of real estate investing as we break down NOI and Cash Flow, making these complex financial concepts as easy to understand as a Sunday drive.

BY JESSE PRINCE



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Investors. Start! Your! Engines!

This article provides a simplified breakdown of NOI vs. Cash Flow, using cars as an analogy to (hopefully) make these complex topics more relatable, no matter your level of investment experience.

Real estate investing can often feel like trying to solve a complex puzzle – you have different pieces in the form of financial metrics, each telling a part of the story about your investment.

NOI and Cash Flow are two of the most important pieces. They're similar but offer completely different perspectives on the same investment. While both are integral to understanding your property's financial health, they serve distinct purposes and provide unique insights

NOI: Is The Engine Powerful

Think of NOI as a measure of your real estate investment's 'engine performance.' It's a snapshot of the income generated by your 'investment vehicle' after accounting for operating expenses – the necessary costs that keep your engine running smoothly. These costs include property management, repairs, utilities, property taxes, and insurance. However, financing costs, capital expenditures, and income taxes are left out of this equation. This 'engine check' provides a clear view of your property's operational performance and potential to generate income. It's a vital cog

Cash Flow: Is The Car Fuel Efficient

Cash Flow, on the other hand, could be likened to your investment's 'fuel efficiency.' It's the net amount of cash or fuel moving in and out of your 'vehicle' over a period. It considers rental income and deducts ALL expenses, including operating and non-operating expenses like mortgage payments, capital expenditures, and income taxes. Cash Flow tells you how much 'fuel' or money is left after all expenses, indicating the 'mileage' or profit you're getting from your investment.

NOI vs. Cash Flow: Reading the Dashboard

Both NOI and Cash Flow are critical 'dashboard indicators' when steering the vehicle of real estate investment. The difference lies in the types of expenses each metric considers.

NOI is all about engine performance, focusing only on operating income and expenses. It's like checking your RPM (Revolution Per Minute) gauge, giving you a sense of your engine's power without considering how much fuel you're burning. NOI allows for comparing different properties based purely on their operational performance, regardless of their financing or tax circumstances.

Cash Flow, however, is your fuel gauge. It tells you how much fuel you're burning and how far you can go with what's left. It accounts for all cash inflows and outflows, providing a more holistic view of your investment's overall 'journey' and revealing your take-home profit or the 'distance' you've covered profitably.

In the journey of real estate investing, NOI and Cash Flow are super important to reaching your destination. Each offers a different perspective on your property's financial performance. By understanding both, you equip yourself with the knowledge to steer investments toward success. You have arrived.

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In the journey of real estate investing, NOI and Cash Flow are super important to reaching your destination. Each offers a different perspective on your property's financial performance. By understanding both, you equip yourself with the knowledge to steer investments toward success. You have arrived.

Happy Investing!

About the Author



Jesse Prince, a combat veteran, CEO of HappyNest, and a seasoned commercial real estate entrepreneur, is passionate about making real estate investing accessible to everyone. With the innovative HappyNest investment app, Jesse empowers investors of all budgets to grow their nest eggs through quality real estate investments. Jesse's expertise spans various aspects of real estate, including acquisitions, asset and property management, valuation, credit analysis, and real estate securities evaluation.


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estate, including acquisitions, asset and property management, valuation, credit analysis, and real estate securities evaluation.


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EGGVESTING BLOG 05.09.2023

Personal Finance: A Beginner's Guide to Achieving Your Goals

BY JESSE PRINCE


$10.00

Nowadays, effective personal financial management has become more important than ever before. With rising interest rates and inflation higher than it has been in decades, achieving your financial goals may seem like a daunting task. However, by understanding the importance of financial management and taking the proper steps, you can create a plan that fits your lifestyle and helps you accomplish your objectives. This beginner's guide will touch upon the power of setting financial goals and provide a simple roadmap to help you embark on your personal finance journey.

Set Financial Goals

Setting financial goals is a significant part of personal financial management. It provides a clear vision of what you want to achieve and acts as a roadmap to guide your financial decisions. Whether saving for a down payment on a house, planning for retirement, or aiming to pay off debt, having well-defined goals can help you stay focused and motivated.

Creating a Plan You Can Stick To

A successful personal financial plan should be realistic, flexible, and tailored to your unique lifestyle.

To create a plan you can stick to, consider the following steps:

1. **Assess your current financial situation:** Understand your income, expenses,

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1. **Assess your current financial situation:** Understand your income, expenses, assets, and liabilities to get a clear picture of your starting point.
2. **Set SMART goals:** Make your personal finance goals Specific, Measurable, Achievable, Relevant, and Time-bound. This ensures that your goals are realistic and attainable.
3. **Develop a budget:** Allocate your income towards different categories like savings, investments, and expenses. Prioritize essential expenses and allocate funds to meet your financial goals.
4. **Monitor your progress:** Regularly review your financial plan to track your progress and make any necessary adjustments. This will help you stay on track and adapt to any changes in your financial situation.

Overcoming Obstacles Like Higher Interest Rates and Inflation

Higher interest rates and inflation can create challenges when accomplishing your financial goals. However, there are creative ways to overcome these obstacles:

1. **Focus on building an emergency fund:** An emergency fund can act as a buffer against unexpected expenses, reducing the need to rely on high-interest debt.
2. **Consider refinancing:** If you have existing loans, investigate refinancing options to secure lower interest rates and reduce your overall debt burden.
3. **Invest wisely:** Real estate investing has historically helped Americans generate wealth over the long term and protects against stock market volatility. Diversifying your investment portfolio with apps like HappyNest helps protect you against inflation and market volatility.
4. **Cut expenses and increase income:** Explore ways to reduce your spending and increase your income to accelerate your progress toward your financial goals.

You Are in Control of Your Financial Future

Smart, consistent, and creative personal financial management is essential for navigating today's economic landscape. By understanding its importance, setting clear financial goals, and creating a plan tailored to your lifestyle, you can overcome any obstacle and achieve your desired financial success. Remember, the journey to financial wellness begins with a single step, and it's never too late to take charge of your finances.

You can do this!

Happy Investing 😀


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EGGVESTING BLOG 05.04.2023

How to Calculate Net Operating Income (NOI): A Key Step in Property Valuation

Real Estate Pros know you make money on the purchase, not the sale. Understanding NOI is one of the most essential aspects of deciding what a property is worth. Calculate it wisely!

BY JESSE PRINCE


NOI
Net
Operating
Income

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One of the most crucial skills every real estate investor should master is calculating **Net Operating Income (NOI)**. As I've emphasized in previous articles, real estate investing is fundamentally a numbers game. This is a universal truth that bears repeating. Developing a deep understanding of the financial aspects of property investments is vital for success. Allowing emotions to influence your decisions is a surefire path to disaster. So let's dive in!

In this article, we will define NOI, explain how it is calculated, provide a high-level example calculation, discuss the importance of NOI in determining cap rate and ultimately property value using the income approach, and compare NOI to EBITDA. As always, we're providing a **FREE downloadable Excel spreadsheet** to help you grasp the concept and apply it to your own investments.

What is Net Operating Income (NOI)?

Net Operating Income, or NOI, is the income generated by a property after accounting for operating expenses but before considering financing costs, taxes, and non-cash expenses like depreciation and amortization. NOI is a critical metric for real estate investors because it reflects the property's ability to generate cash flow from its core operations, helping investors make informed decisions when evaluating potential investments.

How to Calculate Net Operating Income

NOI = Net Effective Income – Operating Expenses

Net Effective Income is the actual income that a property generates after accounting for potential gross income, miscellaneous income, and vacancy expenses. Operating expenses include costs such as property management fees, insurance, utilities, repairs and maintenance, and property taxes. There are various

perspectives on whether to include certain expenses, such as capital expenditure reserves, in the NOI calculation. However, for the purpose of this article, we will focus on a straightforward example.

Example Net Operating Income Calculation

Let's assume you own a 10-unit apartment building with the following annual financials:

- Market rental rate per unit: $12,000
- Miscellaneous income (parking fees): $15,000
- Vacancy expense: 5% of potential gross income (PGI)
- Property management fees: $9,000
- Insurance: $3,000
- Repairs and maintenance: $5,000

To calculate the NOI, follow these steps:

1. Determine the potential gross income: $12,000 (market rental rate) * 10 (# of units) = $120,000
2. Solve for net effective income: $120,000 (potential gross income) + $15,000 (miscellaneous income) – $6,000 (vacancy expense * PGI) = $129,000
3. Add up the annual operating expenses: $9,000 (property management) + $3,000 (insurance) + $5,000 (repairs and maintenance) = $17,000
4. Solve for NOI by subtracting the operating expenses from the net effective income: $129,000 – $17,000 = $112,000

In this example, the property's annual NOI is $112,000.

Here's the same example calculation as above, but in Excel to help you visualize it all:

HappyNest Real Estate Finance 101

Calculating Net Operating Income

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HappyNest Real Estate Finance 101

Calculating Net Operating Income

Input Investment Assumptions Here:	
Number of Units	10
Market Rental Rate	$12,000
Miscellaneous Income	$15,000
Vacancy Rate (% of PGI)	5%
Annual Property Management	$9,000
Annual Insurance	$3,000
Annual Maintenance Expenses	$5,000

Step 1: Determine Potential Gross Income (PGI)

*PGI = Number of Units * Market Rental Rate*

# of Units	$	10
Market Rental Rate		12000
PGI	$	120,000

Step 2: Solve for Net Effective Income

TGI = PGI + Misc. Income - Vacancy Expense

PGI + Miscellaneious Income	$	120,000
Add: Misc. Income	$	15,000
Less: Vacancy Expense	$	6,000
Net Effective Income	$	129,000

Step 3: Add Annual Operating Expenses

property mgmt + insurance + utilities + maintenance + property taxes

Property Management	$	9,000
Insurance		$3,000
Maintenance Expenses	$	5,000
Operating Expenses	$	17,000

Step 4: Solve for Net Operating Income (NOI)

NOI = Net Effective Income - Operating Expenses

Net Effective Income	$	129,000
Operating Expenses	$	17,000
NOI	$	112,000

Step-by-Step Net Operating Income Calculation Example Using Excel

NOI's Role in Cap Rate and Property Valuation

NOI plays a crucial role in determining a property's capitalization rate (cap rate) and estimating its value using the income approach. While the income approach may be a new term for some, rest assured that we will address the various types of valuation techniques, including the income approach, in a subsequent article.

As a refresher, a cap rate is calculated by dividing the annual NOI by the property's purchase price or current market value. Alternatively, you can also back into a property's value by dividing the annual NOI by your desired cap rate:

Property Value = Annual NOI / Cap Rate

By accurately calculating NOI, real estate investors can make informed decisions regarding a property's value and assess its potential return on investment.

NOI and EBITDA: A Comparison

You may be asking yourself, "Self, what is EBITDA?" Good question. EBITDA, which stands for Earnings Before Interest, Taxes, Depreciation, and Amortization, is a financial metric commonly used to evaluate a company's operating performance. It provides a snapshot of a company's profitability by measuring earnings before accounting for certain non-operating expenses and non-cash items. EBITDA is often used by investors and analysts to compare the financial health of different companies within the same industry. It can also be used to track a company's performance over time.

While EBITDA focuses on a company's operations, it shares some similarities with NOI in the context of real estate investing. Both NOI and EBITDA provide a snapshot of an investment's profitability before accounting for financing costs, taxes, and non-cash expenses like depreciation and amortization. By focusing on the earning potential of an investment's core operations, investors can more accurately assess the viability and profitability of the opportunity.

FREE Excel Spreadsheet for NOI Calculation

To help you master the NOI calculation and apply it to your own property investments, we've created a FREE Excel spreadsheet for you to download. The spreadsheet includes a step-by-step guide, an example calculation, and a customizable template for your own property analysis. Click the link below to get your copy now!

Download the FREE Net Operating Income Excel Spreadsheet

Key Takeaways

Net Operating Income (NOI) is a critical financial metric for real estate investors for

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myriad reasons. By accurately calculating NOI, investors can make informed decisions when comparing potential investments, estimating property values, and determining cap rates.

Use our free Excel spreadsheet to practice your NOI calculations and enhance your real estate investing skills. With a solid understanding of NOI and its implications, you'll be better equipped to make smart investment decisions and maximize your returns.

Happy investing!


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EGGVESTING BLOG 04.26.2023

Crunching the Numbers: How to Calculate Net Effective Income in Real Estate

BY JESSE PRINCE


Rental income

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Real estate investing is a numbers game, so never let emotions impact your decision-making process. Understanding the financial aspects of property investments is crucial to your success. One important calculation that every investor should be familiar with is Net Effective Income (NEI). In this article, we will break down the components of NEI and explain how to calculate it. As always, **we're providing a FREE downloadable Excel spreadsheet** to help you grasp the concept and apply it to your own investments.

What is Net Effective Income (NEI)?

Net Effective Income is the actual income that a property generates after accounting for potential gross income, miscellaneous income, and vacancy expenses. This metric is important because it reveals the true earning potential of a property, allowing investors to make informed decisions when comparing and selecting investment opportunities.

Breaking Down the Components of Net Effective Income

Net Effective Income = Potential Gross Income + Miscellaneous Income – Vacancy Expense – Concessions – Credit Loss

To calculate NEI, you need to understand and account for the following components:

1. **Potential Gross Income (PGI):** This is the maximum amount of rental income that a property could generate if it were fully occupied. To calculate PGI, multiply the number of units by the market rental rate per unit.
2. **Miscellaneous Income:** This refers to any additional income generated by the property, such as parking fees, vending machine revenue, storage fees, gym memberships, or income from renting roof space for cellular towers. Add these amounts to the PGI to get the Total Gross Income (TGI).
3. **Vacancy Expense:** This is the estimated cost of lost rental income due to vacant units. The industry standard for vacancy expense is typically around 5% of the PGI, but this can vary depending on the property and market conditions. Subtract the

vacancy expense from the TGI to calculate the Net Effective Income.

4. **Concessions:** Concessions are rent discounts or incentives offered to tenants to entice them to sign a lease. These may include free rent for a specific period, reduced rent, or other financial incentives. It's essential to account for concessions when calculating NEI, as they impact the property's overall income.
5. **Credit Loss:** Credit loss is the income lost due to tenants defaulting on their rent payments or leaving without fulfilling their lease obligations. Like vacancy expenses, it's essential to be conservative in your credit loss assumptions.

How does the Net Effective Income Calculation Work?

Let's say you're evaluating a 10-unit apartment building with a market rental rate of $1,000 per unit per month. The property also generates $200 per month in miscellaneous income from parking fees. Using a 5% vacancy rate, let's calculate the NEI.

1. **Potential Gross Income (PGI):** 10 units x $1,000 per unit = $10,000
2. **Total Gross Income (TGI):** PGI + Miscellaneous Income = $10,000 + $200 = $10,200
3. **Vacancy Expense:** PGI x 5% = $10,000 x 0.05 = $500
4. **Net Effective Income (NEI):** TGI – Vacancy Expense = $10,200 – $500 = $9,700

In this example, the Net Effective Income for the apartment building is $9,700 per month.

Here's the same example calculation as above, but in Excel to help you visualize it all:

HappyNest Real Estate Finance 101

Calculating Net Effective Income

Input Investment Assumptions Here:	
Number of Units	10
Market Rental Rate	$1,000.00
Miscellaneous Income	$200.00
Vacancy Rate (% of PGI)	5%

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Step 1: Calculate for Potential Gross Income (PGI)
*PGI = Number of Units * Market Rental Rate*

# of Units	$	10
Market Rental Rate		1000
PGI	$	10,000

Step 2: Calculate for Total Gross Income
TGI = PGI + Misc. Income

PGI	$	10,000
Misc. Income	$	200
TGI	$	10,200

Step 3: Calculate Vacancy Expense
*Vacancy Expense = PGI * Vacancy Rate*

PGI	$	10,000
Vacancy Rate		5%
Vacancy Expense	$	(500)

Step 4: Solve for Net Effective Income (NEI)
NEI = TGI - Vacancy Expense

TGI	$	10,200
Vacancy Expense	$	(500)
NEI	**$**	**9,700**

Step-by-Step Cash-on-Cash Calculation Example Using Excel

Why We Left Out Concessions and Credit Loss

Underwriting concessions and credit loss can be challenging for several reasons, primarily due to the variability and unpredictability of these factors. Concessions often depend on market conditions, competition, and the need to attract or retain tenants. Credit loss, on the other hand, arises from the risk of tenants not paying rent or other income-generating fees, which can be influenced by tenant quality, local economic conditions, and property management practices.

Given the difficulty in accurately predicting these factors and the potential for significant variation between properties, we will not include concessions and credit loss in our example calculation. This decision will simplify the demonstration and allow you to focus on understanding the core components of net effective income without the added complexity of accounting for these less predictable elements.

Don't worry, in a future article, we'll talk more about concessions and credit loss to help you understand these tricky parts of real estate investing even better.

Download Our FREE Excel Spreadsheet

To help you master the Net Effective Income calculation, we've created a FREE Excel spreadsheet for you to download. The spreadsheet includes a step-by-step guide to demonstrate the calculation of NEI using a real-world scenario. Click the link below to get your copy now!

Download the FREE Net Effective Income Excel Spreadsheet

Bottom Line: It All Begins With Net Effective Income

Understanding and calculating Net Effective Income is an essential first step for real estate investors. By accurately assessing a property's income potential, you can ultimately determine the property's net cash flows, measure a property's profitability, and make better-informed investment decisions.. Use our free Excel spreadsheet to practice your NEI calculations and take the next step in your real estate investing journey.

Happy investing!

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EGGVESTING BLOG 04.18.2023

Cash-on-Cash Returns: How to Measure Real Estate Profits

Cash in on Real Estate Profits by Grasping This Fundamental Concept

BY JESSE PRINCE



Real estate investing can be a lucrative endeavor if you understand the right metrics to evaluate when analyzing potential investments. One essential metric that every investor should be familiar with is the cash-on-cash (CoC) return. This financial metric offers valuable insight into the performance of an investment property and can help you make informed decisions when building your real estate portfolio. In

this article, we'll explore the concept of cash-on-cash returns, discuss how to calculate them, and highlight their importance in real estate investment analysis. Don't worry, as always, we at HappyNest will provide an Excel spreadsheet to guide you through the calculations.

What is Cash-on-Cash Return?

In simple terms, cash-on-cash return helps you understand the cash yield you can anticipate from an investment property based on the money you've invested. It calculates the annual cash flow generated by the property before taxes are deducted, and then calculates what percentage that represents of the initial cash investment. This metric is particularly useful for investments involving financing, as it accounts for the impact of debt on the investment.

Generally, higher cash-on-cash returns indicate a more favorable investment, while lower returns suggest a less desirable opportunity.

Cash-on-Cash Return vs. Cap Rate

The Impact of Debt

Before we dive deeper into calculating cash-on-cash returns, it's important to understand the main difference between cash-on-cash returns and cap rates, another commonly used metric in real estate investing. The key distinction lies in the impact of debt on the investment's returns.

Cap rates show the yearly return on a property without considering any loans or debt, calculated by dividing the net operating income (NOI) by the property's purchase price. On the other hand, cash-on-cash return factors in the influence of debt on the investment, providing a more accurate picture of an investor's real return when using financing.

Positive leverage takes place when the cost of borrowing is lower than the property's cap rate, leading to a cash-on-cash return that's greater than the cap rate. Conversely, negative leverage occurs when the cost of borrowing exceeds the

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cap rate, resulting in a lower cash-on-cash return. It's essential for investors to understand the relationship between cap rate and cash-on-cash return to effectively assess the impact of financing on their real estate investments. If this sounds confusing, don't worry, as we will explore debt—commonly referred to as leverage—and the potential influence it has on returns in a future article.

How to Calculate Cash-on-Cash Returns:

To make informed decisions about your investments, you'll need to know how to calculate cash-on-cash returns. In this section, we'll provide you with the cash-on-cash return formula and explain the two key components required for the calculation: annual pre-tax cash flow and total initial cash investment.

Cash-on-Cash Return = (Annual Pre-Tax Cash Flow / Initial Cash Investment) x 100

To calculate cash-on-cash return, follow these steps:

1. **Determine the annual pre-tax cash flow:** Calculate the annual cash flow of a rental property by first determining the property's annual rental income. Then, you must subtract the annual operating expenses, such as property management fees, maintenance costs, taxes, and insurance. The resulting number will be your net operating income (NOI). Once you have calculated the NOI, you can subtract the mortgage payments to arrive at the annual cash flow before taxes.

2. **Determine the initial cash investment:** Calculate the total amount of cash invested in the property, including the down payment, closing costs, and any initial repairs or improvements.

3. **Calculate the cash-on-cash return:** Divide the annual pre-tax cash flow by the initial cash investment, then multiply the result by 100 to express the cash-on-cash return as a percentage.

Here's a simple calculation of a cash-on-cash return to help you visualize it all:

HappyNest Real Estate Finance 101

Cash-on-Cash Returns

Happy Nest

Investment Assumptions:		
Rental Income	$	1,000
Less: Operating Expenses	$	300
Net Operating Income	$	700
Purchase Assumptions:		
Purchase Price	$	10,000
Financing Assumptions:		
Loan-to-Value		70%
Loan Amount	$	7,000
Interest Rate		6.00%
Loan Payment (Interest Only)	$	420

Step 1: Determine the annual pre-tax cash flow		
Pre-Tax Cash Flow = NOI - Annual Loan Payment		
Net Operating Income (NOI)	$	700
Less: Annual Loan Payment	$	420
Annual Pre-Tax Cash Flow	$	280
Step 2: Determine Initial Cash Investment		
Purchase Price	$	10,000
Less: Loan Amount	$	7,000
Initial Cash Investment (Equity)	**$**	**3,000**
Step 3: Calculate Cash-on-Cash Return		
Cash-on-Cash = Cash Flow/Initial Cash Investment		
Cash-on-Cash		**9.33%**

Step-by-Step Cash-on-Cash Calculation Example Using Excel

Why are Cash-on-Cash Returns Important?

Investment Performance: Cash-on-cash return helps investors understand the performance of their investments in terms of cash flow. A higher cash-on-cash return indicates a more profitable investment, while a lower return may signal that the property is not generating sufficient cash flow relative to the initial investment.

Financing Impact: By taking into account the impact of financing, cash-on-cash return allows investors to assess the true cost of their investment and evaluate the effectiveness of leveraging debt to finance their property.

Comparison Tool: Cash-on-cash return provides a standardized metric that investors can use to compare different investment properties, making it easier to identify the most profitable opportunities.

Decision-Making: Grasping cash-on-cash returns helps investors make well-informed choices about investing in a specific property or exploring other investment options. This understanding also aids in making decisions about using debt, refinancing, or tweaking investment strategies to optimize returns.

Breaking Down the Calculation Using A Spreadsheet

To help you better understand the cash-on-cash calculations, we've attached an Excel spreadsheet that demonstrates the process step by step. This spreadsheet will serve as a useful reference as you begin evaluating potential real estate investments.

Download our free cash-on-cash return Excel file now!

Elevate Your Real Estate Investment Game

Cash-on-cash return is fundamental for real estate investors to comprehend and calculate, as it offers valuable insight into an investment's performance and its suitability for your portfolio. By considering the impact of debt on returns, cash-on-cash return presents a more accurate reflection of an investor's actual return, particularly when financing is involved.

In addition to understanding the relationship between cap rate and cash-on-cash return, truly mastering the calculation and interpretation of cash-on-cash return can significantly enhance your ability to compare various investment options. By incorporating this calculation into your investment analysis toolkit, you'll be better prepared to make informed decisions that maximize your real estate investment returns.

Remember, knowledge is power when it comes to real estate investing. Continuously refining your understanding of key metrics like cash-on-cash returns will help you make the most of your investments and build long-term wealth in the world of real estate. Happy investing!

About the Author



Jesse Prince, a combat veteran, CEO of HappyNest, and a seasoned commercial real estate entrepreneur, is passionate about making real estate investing accessible to everyone. With the innovative HappyNest investment app, Jesse empowers investors of all budgets to grow their nest eggs through quality real estate investments. Jesse's expertise spans various aspects of real estate, including acquisitions, asset and property management, valuation, credit analysis, and real estate securities evaluation.

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EGGVESTING BLOG 04.12.2023

Understanding Cap Rates: A Beginner's Guide to Real Estate Finance

BY JESSE PRINCE



If you're a beginner in real estate finance, one of the most essential concepts you

If you're a beginner in real estate finance, one of the most essential concepts you need to grasp is the capitalization rate, commonly known as the cap rate. Cap rates are a critical metric used by real estate investors and industry professionals to evaluate the potential return on investment (ROI) and the relative risk of a real estate property. As an NYU-educated expert in real estate finance and the founder of HappyNest, I'm here to break down this concept and help you understand cap rates and their significance in your investment journey. Don't worry, we'll also provide an attached Excel spreadsheet to guide you through the calculations.

What is a Cap Rate?

The cap rate is a ratio that compares a property's net operating income (NOI) to its purchase price or market value. It is widely used in commercial real estate to estimate the potential return on investment for a property, without considering the effects of financing. That means that the cap rate would be your estimated return if you bought the property outright with cash (also known as equity). Essentially, the cap rate allows you to assess the risk and return of a property relative to its price.

Calculating the Cap Rate:

To make informed decisions about your investments, you'll need to know how to calculate cap rates. In this section, we'll provide you with the cap rate formula and explain the two key components required for the calculation: Net Operating Income (NOI) and property purchase price or market value.

Cap Rate = Net Operating Income (NOI) / Property Purchase Price or Market Value

To calculate the cap rate, you'll need two key pieces of information:

- Net Operating Income (NOI): The NOI is the annual income generated by the property after accounting for all operating expenses, such as property management fees, maintenance costs, taxes, and insurance. It does not include any mortgage payments or financing costs.
- Property Purchase Price or Market Value: This is the price at which the property was purchased or its current market value.

Once you have these numbers, simply divide the NOI by the purchase price or

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HappyNest Real Estate Finance 101

Cap Rates

HappyNest

Investment Assumptions:

Rental Income	$	1,000
Operating Expenses	$	300
Purchase Price	$	10,000

Step 1: Solve for Net Operating Income (NOI)

Net Operating Income = Rental Income - Operating Expenses

NOI	$	700

Step 2: Solve for Cap Rate

Cap Rate = NOI/Purchase Price

Cap Rate	**7.00%**

Step-by-Step Cap Rate Calculation Example Using Excel

How can investors use cap rates to compare various property investment options?

As a real estate investor, it's essential to have a solid understanding of cap rates to compare different investment opportunities effectively. In this section, we'll discuss how you can use cap rates to make informed decisions when evaluating different property investment options.

1. Comparing Properties in the Same Market:

Cap rates can be instrumental in comparing similar properties within the same market. By calculating the cap rate for each property, you can quickly determine which one offers a better potential return on investment (ROI) relative to its price. For example, a property with a cap rate of 6% may be more attractive than one with a cap rate of 4% because it offers a higher potential return for the same level of risk.

2. Evaluating Market Trends and Conditions:

You can use cap rates to analyze market trends and conditions by comparing the average cap rates for different property types or locations. This comparison can help you identify areas with higher potential returns or markets that may be undervalued. Keep in mind that various factors, such as local economic conditions and property

3. Assessing Risk Profile:

Cap rates can also help you assess the risk profile of a property. Generally, a higher cap rate signifies a higher level of risk, while a lower cap rate indicates lower risk.

For example, a property in a prime location with high demand and low vacancies might have a lower cap rate than a property in a less desirable area with higher vacancies.

By comparing cap rates, you can evaluate the risk associated with each property and choose the one that aligns best with your investment goals and risk tolerance.

4. Determining the Feasibility of an Investment:

Lastly, cap rates can help you determine whether an investment is worth pursuing. If the cap rate is lower than your required rate of return, it may not be a suitable investment. Conversely, if the cap rate is higher than your required rate of return, the property could be a potential candidate for your investment portfolio. This evaluation can save you time and effort by allowing you to focus on opportunities that meet your investment criteria.

Breaking Down the Calculation Using A Spreadsheet

To help you better understand the cap rate calculations, we've attached an Excel spreadsheet that demonstrates the process step by step. This spreadsheet will serve as a useful reference as you begin evaluating potential real estate investments.

Download our free cap rate overview file now!

Cap Rates Unlock the Door to Smart Real Estate Investments

As a beginner in real estate finance, understanding cap rates is crucial to making informed investment decisions. By grasping the concept and its applications, you'll be better equipped to assess potential investments and develop a successful real estate portfolio of your own. As you gain more experience and knowledge in the

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Cap Rates Unlock the Door to Smart Real Estate Investments

As a beginner in real estate finance, understanding cap rates is crucial to making informed investment decisions. By grasping the concept and its applications, you'll be better equipped to assess potential investments and develop a successful real estate portfolio of your own. As you gain more experience and knowledge in the
field, you'll find cap rates to be an invaluable tool in your real estate finance arsenal.

It's essential to note that cap rates are just one tool in your real estate finance toolkit. Cap rates should not be the sole basis for your investment decisions but rather used in conjunction with other valuation methods and market research. Remember, practice makes perfect – so keep honing your skills, and soon, you'll be a cap rate expert!

About the Author



Jesse Prince, a combat veteran, CEO of HappyNest, and a seasoned commercial real estate entrepreneur, is passionate about making real estate investing accessible to everyone. With the innovative HappyNest investment app, Jesse empowers investors of all budgets to grow their nest eggs through quality real estate investments. Jesse's expertise spans various aspects of real estate, including acquisitions, asset and property management, valuation, credit analysis, and real estate securities evaluation.


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Start investing in real estate for $10 a month
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Discover the secrets of successful real estate investing!

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EGGVESTING BLOG 04.11.2023

Commercial Real Estate Investing Made Easy with HappyNest

The commercial real estate sector, an assets class once reserved for the rich, can now be tapped into for $10.

BY JESSE PRINCE


$1,060
HappyNest

javascript:void(0);

In today's fast-paced and ever-changing world, real estate has always been a cornerstone of investment for many individuals. With the advent of new technologies and innovative business models, the landscape of real estate investing is rapidly evolving. In this exclusive interview, we sit down with Jesse Prince, the CEO of HappyNest, a groundbreaking platform that is revolutionizing the commercial real estate investment industry. Jesse shares his vision for the future of real estate investing and how HappyNest is paving the way.

Jesse has always been passionate about real estate investing. With a background in finance, a master's in real estate from NYU, and years of experience in the industry, he noticed a significant gap in the market – a lack of accessible, user-friendly platforms for everyday investors. Driven by his passion for real estate and a desire to democratize the investment process, he founded HappyNest, a platform that makes investing in real estate as easy as investing in stocks.

What is HappyNest?

"HappyNest is a fintech startup that offers commercial real estate investment opportunities to retail investors, with a focus on millennials and Gen Z. The platform allows users to invest in real estate funds with as little as $10 and offers unique features like a round-up program that lets users invest their daily transaction round-ups into shares of the fund. HappyNest's mission is to make real estate investment accessible and inclusive for all while providing a seamless and user-friendly investment experience," says Prince.

Historically, commercial real estate investments were only accessible to those who could afford to purchase properties independently. Traditional real estate investments necessitate a down payment or a significant lump sum, making it difficult for young or new investors to enter the market. However, commercial real estate assets have outperformed the stock market for decades. HappyNest provides a solution to this problem by offering investors an opportunity to access this lucrative market. As a shareholder, you become a partial landlord of these

exceptional assets, and you will receive quarterly dividends from rental income. Furthermore, shareholders will benefit from any increase in value our properties experience.

The future of commercial real estate investing

According to Jesse, "The future of real estate investing lies in making the process more accessible and empowering individual investors." He envisions a world where technology and data-driven insights enable investors to make well-informed decisions about their investments. In this future, barriers to entry will be significantly reduced, allowing people from all walks of life to participate in real estate investing and build wealth.

Jesse also believes that sustainability and social impact will play a crucial role in the future of real estate. As the industry evolves, he sees a greater emphasis on environmentally friendly and socially responsible investment opportunities. HappyNest is already working towards this vision by carefully selecting properties that adhere to high sustainability standards and support community development initiatives.

How does HappyNest help me become a commercial real estate investor?

With HappyNest, you can become a real estate investor with a low buy-in amount of just $10. It is one of the lowest minimum investments of any real estate investing platform on the market.

HappyNest's investment portfolio consists of a diverse range of real estate assets, including net leased retail to national tenants, mixed-use properties, multi-family developments, real estate lending funds, logistics facilities, and properties leased to tenants in the cannabis industry. The investments are located across the United States, with a focus on strong logistics locations, growing populations, and thriving industry sectors.

HappyNest's investment strategy seeks to provide principal protection while

How does HappyNest help me become a commercial real estate investor?

With HappyNest, you can become a real estate investor with a low buy-in amount of just $10. It is one of the lowest minimum investments of any real estate investing platform on the market.

HappyNest's investment portfolio consists of a diverse range of real estate assets, including net leased retail to national tenants, mixed-use properties, multi-family developments, real estate lending funds, logistics facilities, and properties leased to tenants in the cannabis industry. The investments are located across the United States, with a focus on strong logistics locations, growing populations, and thriving industry sectors.

HappyNest's investment strategy seeks to provide principal protection while achieving attractive returns through a variety of strategies, including property value growth, rent growth, and effective asset management. HappyNest's recent sale of a CVS property with a 15% IRR in just over two years is a testament to the effectiveness of its investment strategy. Overall, HappyNest's portfolio offers a unique and well-rounded investment opportunity for those seeking low volatility returns, current income, and downside principal protection in the real estate industry.

Our easy-to-read blog provides useful explanations of investment strategies, allowing users to invest in premier commercial real estate for just a few dollars at a time.

How to get started investing in commercial real estate with HappyNest

HappyNest is undoubtedly at the forefront of the future of real estate investing. With its innovative platform, dedication to accessibility, and commitment to sustainability and social impact, the company is poised to make a lasting impact on the industry. Download our app and start your journey to financial success. Set realistic savings goals, choose the amount you want to invest, and start growing your

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estate with HappyNest

HappyNest is undoubtedly at the forefront of the future of real estate investing. With its innovative platform, dedication to accessibility, and commitment to sustainability and social impact, the company is poised to make a lasting impact on the industry. Download our app and start your journey to financial success. Set realistic savings goals, choose the amount you want to invest, and start growing your
nest egg.


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EGGVESTING BLOG 04.10.2023

Preserving the American Dream

The Case Against Institutional Investment in Single-Family Homes

BY JESSE PRINCE



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In recent years, there has been a surge in institutional investors and real estate investment platforms acquiring single-family homes as an asset class. While this strategy may generate short-term profits for these firms, it threatens to undermine the foundation of the American Dream and erode the wealth-building opportunities for millions of households. In this article, we will explore the potential consequences of institutional investment in single-family homes and explain why HappyNest chooses to stand apart from this trend, focusing on preserving the American Dream and fostering long-term financial stability for all.

The Downside Risks of Institutional Investment in Single-Family Homes:

1. **Creating a Generation of Renters:** By converting single-family homes into rental properties, institutional investors reduce the availability of affordable homes for potential homeowners. This shift in the housing market pushes more people into long-term renting, stripping them of the opportunity to build wealth through homeownership. As a result, wealth inequality widens, and the traditional path to financial stability becomes less accessible for many Americans.
2. **Market Risks and Unintended Consequences:** Institutional investment in single-family homes can lead to inflated housing prices and increased market volatility. As these large investors compete for properties, they may drive up prices, making it even more challenging for first-time homebuyers to enter the market. Additionally, the influx of institutional capital can create market dynamics that are susceptible to economic shocks, increasing the risk of another housing crisis.
3. **Neighborhood Stability and Community Impact:** As institutional investors buy up single-family homes, neighborhoods can lose their sense of community and stability. Long-term homeowners who have deep roots in the area may be forced to relocate due to rising property values and taxes. This displacement

prices, making it even more challenging for first-time homebuyers to enter the market. Additionally, the influx of institutional capital can create market dynamics that are susceptible to economic shocks, increasing the risk of another housing crisis.

3. **Neighborhood Stability and Community Impact:** As institutional investors buy up single-family homes, neighborhoods can lose their sense of community and stability. Long-term homeowners who have deep roots in the area may be forced to relocate due to rising property values and taxes. This displacement can weaken the social fabric of communities and disrupt the lives of individuals and families who have called these neighborhoods home for years.
4. **Lower-Quality Property Management:** With institutional investors managing large portfolios of single-family homes, property management may suffer. The focus on maximizing profits can lead to cost-cutting measures, resulting in deferred maintenance and a decline in the overall quality of the homes. Tenants may experience decreased responsiveness to maintenance requests, and neighborhoods may see a decline in property upkeep, negatively impacting the living experience and property values in the community.
5. **Barriers to Entry for First-Time Homebuyers:** As institutional investors acquire single-family homes, they often outbid individual buyers in the market. This competition can create significant barriers to entry for first-time homebuyers, who may struggle to compete with the deep pockets and aggressive tactics of institutional investors. Consequently, many potential homeowners may be priced out of the market, making it more difficult for them to achieve their dream of homeownership.

By recognizing and addressing these additional potential downside risks, we hope to emphasize the importance of responsible real estate investment practices that prioritize the well-being of individuals, families, and communities.

HappyNest: A Differentiator in the Real Estate Investment Landscape

HappyNest firmly believes in the importance of preserving the single-family home as

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HappyNest: A Differentiator in the Real Estate Investment Landscape

HappyNest firmly believes in the importance of preserving the single-family home as a cornerstone of the American Dream. We understand the value of homeownership as a wealth-building tool for families and are committed to ensuring that the opportunity remains available for future generations. By consciously choosing not to invest in single-family homes, HappyNest differentiates itself from competitors and demonstrates a commitment to the long-term financial well-being of American households.

Our investment strategy focuses on commercial real estate, which not only provides investors with diversified portfolios but also avoids contributing to the potential negative consequences associated with institutional investments in single-family homes. **This approach aligns with our mission to empower individuals and communities to achieve financial stability without sacrificing the American Dream.**

Join HappyNest in Upholding the American Dream

The growing trend of institutional investment in single-family homes poses significant risks to the fabric of American society and the wealth-building opportunities that homeownership has historically provided.

At HappyNest, we take a stand against this trend and pledge to prioritize the long-term financial well-being of American households above short-term profits. By concentrating on commercial real estate and alternative assets, we strive to offer our investors a diversified and responsible investment platform.

Join HappyNest in Upholding the American Dream

The growing trend of institutional investment in single-family homes poses significant risks to the fabric of American society and the wealth-building opportunities that homeownership has historically provided.

At HappyNest, we take a stand against this trend and pledge to prioritize the long-term financial well-being of American households above short-term profits. By concentrating on commercial real estate and alternative assets, we strive to offer our investors a diversified and responsible investment platform.

By supporting real estate investment platforms like HappyNest, which prioritize commercial real estate over single-family homes, you can be part of the solution to safeguard homeownership opportunities for generations to come.

Together, we have the power to shape the future of real estate investing and create a more equitable and prosperous society for all. Let us stand united in our commitment to uphold the American Dream and protect the single-family home as a cornerstone of financial stability and wealth-building in our nation.

We encourage you to share this article, discuss it with your friends and family, and join the conversation on social media. The more people we can rally to this cause, the more significant the impact we can make in preserving the American Dream for future generations. Stand with HappyNest as we work towards creating a brighter, more secure financial landscape for all.



About the Author

Jesse Prince, a combat veteran, CEO of HappyNest, and a seasoned commercial real estate entrepreneur, is passionate about making real estate investing accessible to everyone. With the innovative HappyNest investment app, Jesse empowers investors of all budgets to grow their nest eggs through quality real estate investments. Jesse's expertise spans various aspects of real

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About the Author



Jesse Prince, a combat veteran, CEO of HappyNest, and a seasoned commercial real estate entrepreneur, is passionate about making real estate investing accessible to everyone. With the innovative HappyNest investment app, Jesse empowers investors of all budgets to grow their nest eggs through quality real estate investments. Jesse's expertise spans various aspects of real estate, including acquisitions, asset and property management, valuation, credit analysis, and real estate securities evaluation.


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EGGVESTING BLOG 12.22.2021

REITs and the Taxman: How to settle the bill

It's that time of year where we all get to square off with Uncle Sam.

BY TANJA FIJALKOWSKI



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For those just getting their beaks wet with REIT investing, we have some news: Uncle Sam wants his crack of the nest egg.

A basic understanding of REIT tax mechanics can help trim the tab and your nest egg in tip top shape.

REIT income taxation 101

When tax season rolls around, REITs send shareholders a 1099-DIV form summarizing the growth of the principal investment as well as the cumulative dividend payouts for that tax year.

In most cases, REIT investors simply need to input the information from the 1099-DIV form into TurboTax, H&R Block, FreeTaxUSA, or other preferred self-filing software.

With the exception of the 1099-DIV form, REITs generally do not require any additional paperwork.

In the eyes of the IRS, there are two components to REIT taxation:

1. Dividends
2. Capital gains or losses (resulting from the sale of an REIT stake)

Here, we'll break down how they are handled and what variables impact taxation rates.

On the backend: REITs and corporate tax

REITs are granted favorable tax status if they meet the following conditions:

- 90% of their income is distributed to shareholders in the form of dividend payments
- 75% of income is generated from real estate activities

In return, they are considered "pass through" corporations (like LLCs and S-

corporations) and exempt from paying corporate taxes.

Consider that other types of dividend distributions, like those that come from profit-sharing stocks, are first taxed at the corporate level.

This bodes well for REIT shareholders – there's more pie to go around.

REIT dividend distribution taxation

However, that pie isn't getting off scot free. Though they weren't taxed on the corporate level, they are taxed on the individual (shareholder) level.

REIT dividend distributions fall into one of three taxation buckets:

- Ordinary income, marginal rate
- Long-term capital gains
- Return on capital

Here, we'll go over each category and how to know where your 2020 REIT dividend payments fall.

Ordinary income

The U.S. tax code classifies dividend distributions of any variety as either 'qualified' or 'ordinary.'

Because the investor receives the untaxed REIT payment, dividend distributions are considered 'ordinary' or 'non-qualified.'

In the majority of cases, REIT dividend distributions are categorized as ordinary income – the same bucket as the salary your employer pays you, bonuses,

commissions, tips, income from your own business, etc.

In 2017, Congress passed the Tax Cuts and Jobs Act, which included an advantageous tax perk for REIT investors.

REIT dividend distributions were granted a 20% deduction, which lowers the taxable

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amount.

For example: If an investor received $10,000 in REIT dividend distributions in 2020, only $8,000 of it is added to their taxable income for the year.

Ultimately, the rate of taxation of your REIT distributions will depend on your total income for that tax year. That figure is subject to the federal government's progressive income taxation rate, outlined in the table below.

2021 Federal Income Tax Brackets

Rate	Single Individuals	Married Individuals Filing Joint Returns	Heads of Household
10%	Up to $9,950	Up to $19,990	Up to $14,200
12%	$9,951 to $40,525	$19,901 to $81,050	$14,201 to $54,200
22%	$40,526 to $86,375	$81,051 to $172,250	$54,201 to $86,350
24%	$86,376 to $164,925	$172,251 to $329,850	$86,351 to $164,900
32%	$164,926 to $209,425	$329,851 to $418,850	$164,901 to $209,400
35%	$209,426 to $523,600	$418,851 to $628,300	$209,401 to $523,600
37%	$523,601	$628,301+	$523,601

The tax rate of your dividend distributions will depend on your total net income for that calendar year.

Long-term capital gains

While the majority of REIT income is taxed as ordinary income tax, some of the dividend distributions may instead be subject to a capital gains tax.

In most cases, capital gains tax rates are preferable to income tax rates because they are usually lower.

Dividend distributions that qualify for the preferred capital gains tax are the product of incidental events.

Most commonly, it is income generated from the sale of a property in the REIT's portfolio that is in turn distributed to shareholders> The only condition for the proceeds from a sale to qualify for long-term capital gains tax is that it must have been held in REIT's portfolio for at least a year.

Not to worry – the 1099-DIV form will parse out how much of your total distributions will be subject to ordinary income tax (Box 1) versus capital gains tax (Box 2).

Return of capital

Lastly, a portion of your total REIT distribution income may be classified as 'return of capital,' which you will find in Box 3 of your 1099-DIV document.

The good news is that any funds that fall into Box 3 are tax free (woo hoo!) – for now.

In short, the REIT is returning a portion of investors' principal investment.

Because you already shelled out taxes on your initial investment, you won't need to pay taxes again when that capital is returned to you.

However, return on capital income could have tax implications downstream.

When the REIT returns a piece of your original investment in the form of distributions, you aren't selling your shares in the REIT.

Instead, your cost-per-share is reduced.

For example:

- You bought 100 shares of HappyNest's REIT at $100 per share.
- In a dividend distribution, HappyNest distributes $5 per share return on capital.
- You would see $500 ($5 x 100 shares) in Box 3 of your 1099-DIV
- After, your cost per HappyNest share is $95.
- A few years from now, you sell your HappyNest holdings at $200 dollars per share.
- Because of that $5 return of capital distribution, your profit on the sale would be $105

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- After, your cost per HappyNest share is $95.
- A few years from now, you sell your HappyNest holdings at $200 dollars per share.
- Because of that $5 return of capital distribution, your profit on the sale would be $105 dollars per share ($200-$95=$105).

The profit from the sale of REIT shares is subject to taxes in the year of their sale.

Reinvested dividend taxation

If you are reinvesting your REIT dividend distribution, the distribution is still considered taxable income.

Principal investment taxation

As far as your core investment, no tax applies while it remains invested in the REIT.

It only has tax implications if you sell your stake.

If you liquidated out of a REIT stake this year (i.e., sold you shares), there are a few more tax considerations.

If the shares you sold gained value while you were holding them, the profits (sale value – principal investment) are taxable.

The rate of taxation depends on how long you held your REIT stake.

Short-term capital gains tax

If you held the shares for less than a year, then any profits from the sale should be considered ordinary income and will be based on your income tax bracket.

Long-term capital gains tax

There is a tax incentive to hold your REIT investment for at least a year.

If you do, any profits from the sale of your shares will be subject to the long-term capital gains tax, which is generally lower than income tax rates.

2021 capital gain tax rates

If you do, any profits from the sale of your shares will be subject to the long-term capital gains tax, which is generally lower than income tax rates.

2021 capital gain tax rates

Taxation %	Income
0%	$0-$40,400
15%	$40,401-$444,849
20%	$445,850

Capital losses

2020 proved to be a difficult year for certain sectors of the real estate market, especially the commercial office and retail sectors.

That means investors may have sold out of their REIT stake at a loss. Filers can subtract up to $3,000 worth of capital losses from their taxable income per year.

However, $3,000 is the maximum capital loss deduction allowed per year against your total earned income. Losses that exceed $3,000 can be deducted from future tax filings.

A lucrative investment

Taxes might not be great dinner conversation, but they are the tail-side of the wealth-growing coin.

Tax efficiency can have big implications on your bottom line. Working with a tax professional to better understand how taxes work can further your financial education and optimize your tax bill.

And there's no better investment than that of your financial knowledge.

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EGGVESTING BLOG 12.07.2021

5 real estate market predictions for 2022

As 2021 draws to a close, here's HappyNest's real estate market outlook for the year ahead.

BY TANJA FIJALKOWSKI


2022

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As 2021 draws to a close, we're looking ahead for our annual real estate market predictions, 2022 edition.

There are two big variables that could impact how things might play out. First, whether the prices of lumber and building materials that have spiked over the past year will correct, continue at elevated levels, or possibly even continue to climb.

The second factor is whether or not the Federal Reserve will do anything about high levels of inflation and raise interest rates.

So far, there haven't been strong indicators that they will. As such, the following real estate market predictions for 2022 assumes fiscal policy and commodity prices will continue in the same trend they are now – upwards.

Here are HappyNest's five real estate predictions for 2022.

1. The housing market will continue to see double digit growth

After an unbelievable year that saw appreciation rates nearing 20% on the tail of 2020's 7% gains, people began to wonder if perhaps we are in a housing bubble.

We're probably not. The reason is that much of the influx of demand that came into the market is investment institutions (hedge funds, banks, etc.).

While the mainstream media claims it's Millennials entering the market, this is simply not true. First of all, there is always some organic turnover as young adults reach their home-buying years. Millennial have been very delayed in this regard. After a decade of setbacks, those entering the housing market for the first time represent a minority of buyers. Additionally, many of them are buying as couples – even friends are teaming up – as homeownership would otherwise be unattainable.

The Federal Reserve has kept interest rates as 0% since the onset of the pandemic.

are teaming up – as homeownership would otherwise be unattainable.

The Federal Reserve has kept interest rates as 0% since the onset of the pandemic. That money is lent out to big banks. This money finds its way into various investment vehicles – hedge funds, private equity, etc. – who have been buying up houses like hotcakes. Earlier this year, Zillow accidentally over-purchased almost 7,000 homes.

However, the Fed's low interest rates aren't being passed onto consumers. While mortgage rates are low, the criteria around who can get mortgages in the first place has tightened.

Bank lending multiples have declined significantly over the last decade. Now, the average mortgage lending multiple is about two and a half times the borrower's income. Less than five years ago, it was about four times the annual income of applicants with good credit.

With the Fed's printer still humming and interest rates still near zero for banks, there's no reason to think they will cease buying up houses, adding a steady stream of demand side pressure and driving up prices in the housing market.

2. The Industrial and Logistics sector will have exponential growth

Our real estate market prediction for 2022 is the industrial and logistics sector will continue its exponential year-over-year growth.

The massive growth in e-commerce that started accelerating aggressively at the onset of the pandemic has held strong through 2021, as we predicted. As of right now, there's no discernible reason to think that trend will slow down in 2022.

Filling all those online orders requires big industrial shipping facilities, much like HappyNest's flagship property. Currently on a 10-year lease with FedEx, the real estate market outlook for this sector is so promising, rent increases are already in the lease terms.

The warehouse market has seen tremendous growth, and trucking remains the primary domestic transportation route. As retailers continue to scale up their e-commerce activities, the demand for these limited-supply properties will drive prices even further up. There have already been reports of warehouse lease rates soaring due to skyrocketing demand. Every one of those warehouses will need semi trucks to deliver the stock to retailers or consumers, therefore the need for industrial properties sustaining or continuing its appreciation is all but guaranteed.

HappyNest's industrial property is in a strategic location for nationwide operations. It is located in Fremont, Indiana. It is nestled between three major interstate in America's heartland for maximum efficiency.

3. Office real estate will improve, but not recovery fully from the pandemic

One real estate market sector that might experience growth on a year-over-year basis is the office sector. However, that growth will only partially recover from the dive the sector took from the onset of the pandemic. That's because a huge portion of the remote work force doesn't want to return to the office.

For that reason, a year-over-year perspective doesn't provide the scope needed to understand this corner of the real estate market.

Because since then, several large-scale companies have announced that they will not require large portions of their workforce to return to the office at all. Additionally, small and mid-sized businesses appreciate the financial lift off their operational overhead now that they've worked out the logistics of running their companies remotely.

With an influx of supply and reduced demand, out real estate market prediction for the office space sector is a reduction in rates to seduce companies into leases and recondition them to the 9-to-5 work life the pandemic interrupted.

With new virus variants creating some uneasiness around calling the workforce back into the office, this sector may find themselves with vacancies on their hands long-

4. Investment capital will continue to sweep into all sectors

With the Federal Reserve keeping interest rates at zero, thereby making lending capital to banks and financial institutions all but risk free, more investment capital will flow into all real estate sectors.

Considering the back drop of high inflation levels, keeping cash on hand is somewhat of a liability for banks. No where is this better evidenced than the Federal Reserve's reverse repo market. The use of the fed's reverse repo is at all time highs – and on an eye-popping exponential curve.


REVERSE REPO CHART
TOTAL SECURITY TYPES
Treasury
Agency
Mortgage-Backed
All
From Feb 7, 2003 To Dec 7, 2021
$Billions
1500
1000
500
0
Jul '12
Jul '14
Jul '15
Jul '16
Jul '17
Jul '18
Jul '19
Jul '20
Jul '21
2014
2016
2018
2020

Source: The New York Federal Reserve

Real estate has long been a hedge against inflation. Continuity of current policy is the Federal Reserve implicitly encouraging large financial institutions to buy up assets in quantity. From financial institutions' perspective, while capital is available at 0% interest rates, why not keep adding assets to their balance sheets?

The reality is, in light of the tremendous double-digit gains in several real estate

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assets in quantity. From financial institutions' perspective, while capital is available at 0% interest rates, why not keep adding assets to their balance sheets?

The reality is, in light of the tremendous double-digit gains in several real estate sectors (notably, the housing market and industrial sector), even what would usually qualify as a major correction wouldn't fully undo the gains since 2020.

Until the Federal Reserve signals a meaningful change in policy, such as raising interest rates or pulling cash out of circulation, it is our real estate market prediction that the real estate market at large will continue to see increased demand in all sectors.

Compounded with the private sector's strong interest in real estate and you've got a recipe for big pumps. Investors want to be on the right side of that.

5. Migrations and mass relocations will have regional effects

Ever since the major shutdowns of 2020 that have meaningfully reshaped the workforce and untethered former office workers from their workplace, some cities are experiencing major exoduses while others are experiencing major influxes.

Austin, Texas in particular has seen tremendous growth. In 2020, Austin's population grew by almost 3.5%. Partially thanks to Elon Musk, Austin's population is on track to gain another 3.6% in 2021. Several large companies, including Apple and Google either have plans to move or expand operations through 2022.

Of course, the people moving to cities like Austin and others that are experiencing growth are coming from somewhere. Notably, all three companies with plans to move to Austin are currently headquartered in the Greater San Fransisco Bay Area. This exodus of thousands of jobs is already being felt in Bay Area real estate prices.

Likewise, Boise, Idaho has experience tremendous growth over the last two years, and housing prices have followed suit. Major metropolises like New York City and Chicago have experienced population contractions.

Likewise, Boise, Idaho has experience tremendous growth over the last two years, and housing prices have followed suit. Major metropolises like New York City and Chicago have experienced population contractions.

Large-scale population shifts will be felt asymmetrically across the nation as supply-demand dynamics change on a regional level.

HappyNest's real estate market prediction

As our final real estate market prediction, HappyNest remains confident in its portfolio performance for 2022 and beyond. We remain well fortified against the uncertainties in the times ahead. Properties in our portfolio will presumably remain in demand as well as appreciate. We are not anticipating any vacancies. With strong, financially stable tenants on long-term leases, we expect rent income to continue uninterrupted for the foreseeable future.

We look forward to sharing the wealth and paying out to HappyNest shareholders in the form of quarterly dividends and property value appreciation.

Wishing you a happy holiday season and a prosperous New Year from all of us here at HappyNest.


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NEWS 11.29.2021

Introducing Loose Change

Put growing your nest egg on autopilot.

BY TANJA FIJALKOWSKI



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We're excited to share some big news with you!

Here at HappyNest, we want to help you achieve your financial goals. That's why we have developed **Loose Change**, a tool designed to help you build your nest egg consistently and organically with your day-to-day purchases.

We know it can be hard to put aside chunks of cash into investing accounts. Loose Change allows you to contribute to your investment portfolio incrementally – a few pennies here, a nickel and dime there – over time. A little change in your growth strategy can add up to a big change in the long run. That's especially true when it comes to building wealth. As the old saying goes: It's not timing the market. It's time *in* the market.

Consistency and time are the no-so secret ingredients. Loose Change was developed to make contributing to your financial future easy, manageable, and methodical.

How it works

As you go about your life, Loose Change will track your daily purchases and calculate the number of cents it would take to round up the total to the next nearest whole dollar.

For example, if you buy a coffee and your total comes out to $3.69, Loose Change tallies an additional $0.31 cents to bring that purchase amount up to $4.00 even.

That $0.31 is called a Round Up. That $0.31 round up gets pooled with other round ups from the rest of your regular purchases.

Every time your cumulative Round Ups reach $5.00 total, we'll automatically deduct that amount from your linked bank account and invest it in your HappyNest account. Contributing to your financial future will be a built-in part of your daily life.

How to opt-in

account. Contributing to your financial future will be a built-in part of your daily life.

How to opt-in

Loose Change is only available to current HappyNest investors. In order to sign up for this feature, you will have to have an active account with HappyNest.

You will also need the most up-to-date version of the HappyNest app. You can check that you have the latest version by going to your personal profile on your device's App Store. If you have an older version, you'll see a button that says 'Update.' (You know what to do.)

Once you have the latest version, hop back into the HappyNest App and login to your account.

At the top of your HappyNest home screen, you'll see a banner that says **'Try Round Ups for Free**.'


Try Round Ups for Free
Learn how to round up your Loose Change into real estate
Get Started

Click on that banner, and you'll be directed to the Loose Change self-guided setup process.

After agreeing to the terms and conditions, you'll connect either a credit card or bank account through our partners at Plaid.

You can connect Loose Change to credit card, debit card, or bank account. Round-ups will only be tallied based on designated linked payment sources.

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Tracking your Loose Change Round Ups

Once you have connected a payment method to Loose Change, you will be able to view your purchase history and the resulting round ups in your HappyNest account.

This activity log can be found on your HappyNest profile's home screen.


12:40
Back
Loose Change
Round Up Progress
$1.94
Adjust Settings
Amount Invested From Round Ups
$5.00
+$5
Recent Activity
ORIG CO NAME HappyNest CO E...
$0.00
Kristina
$0.00
Bruno S Market & De
$0.76
See Round Up History

Turbo charge your nest egg

Turbo charge your nest egg

Loose Change also offers a multiplier feature on round ups for those who want to turbo charge their portfolio contribution activity.

You can access the multipliers feature by clicking on **Account Settings** on the Loose Change activity log screen.

There you'll have the option to add a 2x, 5x, or 20x multiplier to your Round up contributions.

Try Loose Change for free

As a HappyNest investor, we invite you to try out Loose Change free of charge. We want you to see for yourself what a difference your Loose Change can make over time.

This free trial is good for six months. After that, you can continue to use the feature for just $1 per month.

FAQs

Can I link more than one account/card to Loose Change?

Currently, Loose Change only supports one linked payment method. We recommend linking your most active account or card to maximize your regular spending activity's impact on your investing portfolio.

When I go to sign up, it shows Round Ups as 'coming soon.' Am I not eligible to sign up?

If you see 'Coming soon' in the opt-in banner on your home screen, you may have to log out of the app, turn off the 'Remember me' toggle on the login page, and sign in manually.

Once you log back in, you should see "Let's get started' where 'Coming soon' appeared before. If you continue to see 'Coming soon' after logging out and logging back in, please reach out to us at info@myhappynest.com and we would be

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Once you log back in, you should see "Let's get started' where 'Coming soon' appeared before. If you continue to see 'Coming soon' after logging out and logging back in, please reach out to us at info@myhappynest.com and we would be happy to assist. You can also send us a chat message.

Will Round Ups be charged to my linked credit card?

No. If you link a credit card as the purchase log on which to base your Round Ups, the actual drafts will still be deducted from the bank account you have linked to your primary HappyNest account.

Bottom line

Making your money work for you is the key to financial success and independence. Loose Change is an easy and effortless way to grow your nest egg. Combined with other tools such as our auto-invest feature and dividend reinvestment option, you can manageably build your portfolio into a passive income producing machine.

Download the HappyNest app:

App Store

Google Play


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EGGVESTING 11.14.2021

HappyNest is an alternative way to 'invest in what you know'

HappyNest's portfolio of commercial and industrial properties empowers you to become landlord for brands and businesses you know well.

BY JESSE PRINCE



FedEx
Ground
fedex.com
1.800.GoFedEx

Peter Lynch, a multi-hundred millionaire investor and Fidelity investment manager,

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Peter Lynch, a multi-hundred millionaire investor and Fidelity investment manager,
has been vocal about his leading investment philosophy: Invest in what you know.

Many investors look up to Warren Buffet. He is widely considered one of the greatest investors of all time.

He echos Lynch's sentiment: 'Don't invest in a business you can't understand.'

Whether that be drawing on your professional experience or your observations as an every day consumer, understanding what companies offer and how they make their revenue is step one in effectively vetting potential investment opportunities.

You're probably aware that CVS is a shopping center staple with a national presence. You know that FedEx has had tremendous growth over the last decade; perhaps its role within your own life has grown. With the rise of e-commerce, you probably also can understand why the services of shipping companies like FedEx are becoming ever more central to the functioning of our shape-shifting economy.

Think outside of the stocks

Sure, you could invest in these companies by buying shares of them in the stock market.

Or you could leverage their success, stability, and growth prospects by investing in the critical infrastructure these businesses need to operate.

HappyNest is an alternative investment that fits the bill.

We own a portfolio of commercial and industrial properties and lease them out to the likes of CVS and FedEx.

By buying shares of HappyNest, you become a partial owner of these properties. You'll also become a partial landlord to these Fortune 500 companies. As a shareholder, you'll get a slice of the rental income and enjoy the value appreciation of our properties.

shareholder, you'll get a slice of the rental income and enjoy the value appreciation of our properties.

Best of all, you start building your personal passive income stream.

HappyNest's portfolio consists of in-demand properties with tenants you know

It's not hard to see that the demand for the properties in our portfolio is unlikely to wane anytime soon.

Industrial shipping property in Fremont, Indiana

Consider our industrial shipping center based in Fremont, Indiana. With the rise of e-commerce, facilities like these are already rapidly appreciating in value, and are projected to see exponential growth.


FREMONT, IN
INDUSTRIAL FREIGHT HUB
$1,224,835
Annual rent
Active tenant FedEx
Square feet 18,536
Acres 42.87
Truck bays 188
Years on active lease 10+
Property strategically located between two major interstate freeways: I-90 and I-69
HappyNest

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And that's just to support *current* demand.

But it's hardly the end of the e-commerce sector's growth. Current forecasts estimate 30% expansion or more by 2024.

That makes it hard to imagine a property like this will struggle to find tenants or face value depreciation.

Commercial retail property in East Hampton, MA

Our portfolio also has a commercial retail asset. This 8,775 square foot property is located in East Hampton, Massachusetts.


EAST HAMPTON, MA
COMMERCIAL RETAIL
$314,089
Annual rent
Active tenant CVS
Square feet 8,775
Acres 1.54
Years on active lease 12+
Property features a drive-thru pharmacy. Lease includes a CVS corporate guarantee and rent increases every five years.
HappyNest

While the commercial retail sector experienced market volatility in recent years due to the pandemic and social distancing, our property is home to a CVS pharmacy.

Because many pharmacy offerings require in-person consultations, business

While the commercial retail sector experienced market volatility in recent years due to the pandemic and social distancing, our property is home to a CVS pharmacy.

Because many pharmacy offerings require in-person consultations, business operations in this sector have fared moderately well through lockdowns. We haven't experienced any interruptions in rent and don't expect to with this well-established tenant. CVS still has twelve years left on the active lease.

The long-term nature of the lease, and considering our estimations for this property's value appreciation during the lease period, the rental rate on this property is on a five-year tiered plan.

Every five years, the rental income will increase. CVS has already accepted these future rent raises as part of the contract. These scheduled rent increases amount to approximately a 10% bump every five years.

Those rent increases will be trickle back to HappyNest shareholders in the form of higher rental yields.

Translation: Revenue growth is already in the signed contracts.

HappyNest likes to keep things simple

Here at HappyNest, we strive to streamline our own operational costs so that value add and revenue can be passed right on to our investors.

One advantage we have is that though the properties in our portfolio are high value, they generally require one tenant. That means we don't have to invest time and resources to continuously fill vacancies as an apartment building or shopping complex might require. It also means less fluctuation in dividend payments based on vacancy rates and overhead.

We prefer to keep things simple and consistent. As we look to add to our portfolio,

complex might require. It also means less fluctuation in dividend payments based on vacancy rates and overhead.

We prefer to keep things simple and consistent. As we look to add to our portfolio, we consider the property's long-term prospects, what kind of companies and industries would be interested in that property, and select for the best combination of high value and lowest management overhead possible.

Less paperwork. More dividends.

When you invest in HappyNest, you invest in what you know

HappyNest is a strategic approach to 'invest in what you know.' It's thinking outside of the box and finding ways to invest in valuable, stable companies outside of the stock market.

If you agree that e-commerce will probably continue to see healthy growth in coming years, you can probably see why we think industrial shipping centers won't fall out of fashion.

If you agree that many pharmacies will continue to require in-person visits for many of their offerings, you'll probably be on the same page with us regarding reliable demand for properties like ours.

It's not too hard to understand that managing one or two tenants per property is easier than managing many.

Having tenants like FedEx and CVS is also a major advantage, because the outlook for these major corporations over the next few years suggests they will have no problem making rent. We bet most people never considered that they could become the landlords of Fortune 500 companies. But with HappyNest, they absolutely can.

Grow your yields as we grow our portfolio

for these major corporations over the next few years suggests they will have no problem making rent. We bet most people never considered that they could become the landlords of Fortune 500 companies. But with HappyNest, they absolutely can.

Grow your yields as we grow our portfolio

As HappyNest's collective investing base grows, we will use our pooled capital to acquire more properties.

Your principle capital investment is reinvested into more assets, expanding your portfolio, tenants list, and dividend income. Brick by brick, you'll be steadily building your financial future and making your money work for you.

Warren Buffett, the Oracle of Omaha, says: "If you don't find a way to make money while you sleep, you will work until you die."

But as HappyNest's portfolio grows – and whenever corporate America's rent comes due – you'll be sleeping like a baby.


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EGGVESTING BLOG 11.09.2021

Saving vs. investing: Which should you be prioritizing?

BY TANJA FIJALKOWSKI



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Saving vs. investing – the age old question. Which makes more sense for your long-term financial future?

Both saving and investing come with their own risk-reward profiles, and the best strategy varies from person to person. Sometimes, it makes sense to change course due to the changing external factors of life.

Here, we'll explore the profiles of both for your consideration to help you better understand the merits and drawbacks.

Macroeconomics of saving vs. investing

Context is key.

Macroeconomics (i.e., the 'big picture') are important considerations when comparing saving vs. investing.

Some key concepts worth factoring into your decision making are **inflation** and the **dollar's purchasing power**.

They are functions of each other. They have an **inverse relationship**. When inflation is up, the dollar's purchasing power goes down. That's because when inflation is high, the prices of goods and services goes up. You have probably noticed an increase in the cost of many regular expenses – your groceries, a tank of gas, perhaps your rent. This is the product of inflation.

Say every year, you allocate $100 to take your friends out to the movies while they're all in town for the holidays. You've been doing it for decades.

In the year 2000, when movie ticket prices were $5.66, you would have been able to bring along 17 friends. In 2020, when the national movie ticket price averaged $9.31, you would have to make a few cuts, because now, you can only afford 10 tickets with the same amount of money.

You're still putting up the full $100 – but *what you can buy* with that money has gone

you would have to make a few cuts, because now, you can only afford 10 tickets with the same amount of money.

You're still putting up the full $100 – but *what you can buy* with that money has gone down.

While there are several economic indicators used to measure inflation rates, the one that is generally most significant for average Americans the **CPI index.** The CPI index measures a basket of consumer goods – from food, to gas, to rent – to estimate the increase in the overall cost of living.

As last reported by the Department of Labor, the **CPI index** has increased by 5.4% for the 12-month period ending in September 2021. That means life is about 5.4% more expensive than it was a year ago.

With that, we have some framework in which we can better assess if saving or investing makes more sense.

Risk management

The world of finance, proper due diligence doesn't only evaluate potential gains and losses. It's also about **risk management.**

Risk management considers the **probability** of different outcomes.

You likely weigh out the probabilities of different outcomes often in your daily life. For example, you look up a car mechanic in your area on Yelp! You find two – one that has numerous 5-star glowing reviews, and another with numerous 1-star complaints. The former is more expensive.

But you decide to do business with them despite the higher cost, based on from pervious customers. You are betting that the lower the risk of getting ripped off or having a faulty repair done – worth the extra cash.

This assessment of likelihood of desired outcome is arguably more important than determining potential outcomes. After all, most people would take 50-50 odds of

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This assessment of likelihood of desired outcome is arguably more important than determining potential outcomes. After all, most people would take 50-50 odds of winning $1,000 than a one in a million chance of winning a million dollars.

Savings: A guaranteed loss

For most people, keeping their money in a savings account feels safe. It is safe in that money kept in a savings account is secure and insured.

Additionally, money kept in a savings account is essentially instantly accessible in times of need. If a financial emergency required $5,000 to be paid on the spot, having the money in a savings account readily available can prevent you from having to put the expense on credit and pay interest rates in the 20%+ range.

But by other measurements, it's quite unsafe. With inflation rates topping 5% in just one year, the value of your money it is a *guaranteed loss*. In other words, there is a 100% chance that the purchasing power of your savings accounts will decline as inflation goes up.

With inflation rates at historical highs and showing no signs of subsiding, it's critical to understand that money sitting in a bank savings account **is losing value**.

If your bank pays you an annual interest rate, that does help a little. But with most bank savings accounts offering around 0.5% interest annually, it is hardly offsetting about 10% of the value lost to inflation.

In a nutshell, given the current rate of inflation as the cost of living goes up, the risk-reward profile of keeping money in a savings account breaks down to:

- **Loss potential:** Very high probability
- **Loss max:** Capped at the rate of inflation (-5.4% in purchasing power for 12-month period ending in September 2021.)
- **Gain potential:** Very low probability
- **Gain max:** Decline in the cost of living

- **Other considerations:** Easy access to funds

Investing: A risk of loss, and potential to gain

The alternative way to store your hard-earned dollars is in the form of investments.

With a savings account, you can, with a fair degree of certainty, know what to expect.

Investing on the other hand has many more possible outcomes, each with its own risk-reward profile.

However, with investing, there is a much higher probability of staying ahead of inflation in the form of returns. If a $100 investment produces 6% in returns for in a year, the extra $6 in profit fully offsets the purchasing power erosion effects.

Funds held in investments aren't any more protected from inflation than those held in savings accounts. But unlike money kept in savings accounts, there is potential to gain on investments – potential that essentially *does not exist* with savings accounts.

No investment is risk free

As a general rule of principal, the higher the risk, the higher the potential reward. Traditionally, the safer the investment, the lower the reward potential. The higher the risk, the higher the potential returns – but also a lower probability of hitting those returns, and a higher possibility of losing your investment.

For example, odds of 'losing it all' on blue chips stocks aren't high. Companies like Microsoft and Johnson & Johnson are likely to survive even sharp market corrections.

But they aren't likely to top the *potential* gains of a unicorn penny stock that really hits it big. That being said, for every unicorn penny stock investor that hits it big, there were thousands of others who took losses on penny stocks.

Every investor has to decide their own risk tolerance.

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there were thousands of others who took losses on penny stocks.

Every investor has to decide their own risk tolerance.

In sum, the risk reward profile of investing:

- **Loss potential:** Very low-very high (depending on investment, e.g., blue chips vs. penny stocks)
- **Loss max:** Capped at initial investment (unless engaging in short selling)
- **Gain potential:** Very low-very high (depending on investment, e.g., blue chips vs. penny stocks)
- **Gain max:** Uncapped; infinite potential
- **Other considerations:** Lower liquidity. Some investments, like stocks and crypto add a 1-3 business day delay to access your funds; alternative investments, such as real estate or commodities could make accessing your funds a long and involved process.

Saving vs. Investing

While everyone's financial situation is different, with inflations eating away over 5% of the dollar's purchasing power every year, keeping money in a savings account is in effect an almost certain loss.

Investing on the other hand, opens up the possibility of staying ahead of inflation.

For example, HappyNest is an REIT portfolio you buy into for just $10 per share. On average, the quarterly dividend payments average 6% a year, topping inflation's erosion on your purchasing power.

In addition to the quarterly dividends, as the properties in our portfolio gain value, your investment does as well. As such, you not only keep pace with inflation and preserve your nest egg's purchasing power, you also can gain value on your capital while it is invested.

Priorities

Remember: It's not *really* about movie tickets, rent, the price of gas, etc.

Priorities

Remember: It's not *really* about movie tickets, rent, the price of gas, etc.

Most Americans work for wages or salaries. They exchange their time for money.

In a savings account, time works against you. It erases hours you already clocked in – hours away from your family, your friends, your hobbies, your pets. Smart investing makes time your friend, opening up the opportunity to buy some of it back in the future.

Because it is time – not money – that is life's most precious, limited and valuable asset.


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STRATEGY 08.19.2021

How Real Estate Investing Complements Dividend Investing

By Josh Arnold of Sure Dividend

BY JESSE PRINCE



Investors can gain exposure to real estate by purchasing securities in the public

Investors can gain exposure to real estate by purchasing securities in the public markets such as stocks, bonds, exchange-traded funds, or similar vehicles. One way to do this is by buying Real Estate Investment Trusts, or REITs.

One way to diversify in real estate is to own property. In this article, we'll take a look at privately held real estate as a way to diversify against some of the market forces that are in play when investing in dividend stocks. Then we'll dive into how real estate can be an effective diversification tool for investors.

Why own real estate?

First, let's tackle why one would want to own privately held real estate. In short, this asset class is any real property that isn't traded on a public exchange of some type. This could be a person's primary residence, or a residential or commercial investment property. Exposure to this asset class generally takes a lot of capital, given that coming up with down payments for residences is generally on the order of tens of thousands of dollars. Of course, owning a home is a worthwhile investment for many because it allows people to build wealth while giving them a place to live.

Meanwhile, for commercial properties, the price of entry could be in the hundreds of thousands of dollars. However, owning this asset class has certain benefits to the holder. First, and most obviously, is that it provides income to the holder of the asset. Buying an investment property means the holder expects some sort of financial return in the form of rent payments, and secondarily, asset price appreciation. Over time, real estate has proven to be a long-term winner in terms of asset price appreciation.

Hedge against volatility

One benefit is that privately held real estate doesn't experience daily price swings like those of publicly traded securities. This is referred to as volatility. While privately-held asset prices do move up or down over time, these swings aren't visible to the holder of the asset, and only matter when/if it is time to sell. This has

Hedge against volatility

One benefit is that privately held real estate doesn't experience daily price swings like those of publicly traded securities. This is referred to as volatility. While privately-held asset prices do move up or down over time, these swings aren't visible to the holder of the asset, and only matter when/if it is time to sell. This has certain benefits from the asset holder's perspective of knowing their property is a store of value, and not seeing daily, sometimes erratic price movements of their assets.

Apart from this lack of volatility in the asset price itself, rent payments are generally received on a monthly basis, meaning that the holder of the real estate receives regular income from their holdings, minus operating and/or financing costs of the asset itself. In this way, holding real estate is a great way to not only generate long-term wealth with asset price appreciation, but regular income as well via rent payments received. Real estate investing is quite similar to dividend investing in this way because the goals of both are the same: Regular income and long-term asset price appreciation.

Benefits of dividend investing

That said, dividend investing has certain benefits as well. Dividend investing, as mentioned, also offers the ability to see asset price appreciation and regular income, the same as real estate investing. This means that holders of dividend stocks and real estate can see similar benefits in terms of compounding wealth over time.

However, while dividend investing can prove to be a rollercoaster during turbulent stock market periods, it also offers a very important liquidity component.

Liquidity is the ability to effectively price and buy or sell an asset, and while real estate has many benefits, liquidity is not one of them. Privately held real estate isn't priced on an exchange the way a stock is, which means that when an investor wants to buy or sell real estate, it is a very long process. This lengthy process can easily

estate has many benefits, liquidity is not one of them. Privately held real estate isn't priced on an exchange the way a stock is, which means that when an investor wants to buy or sell real estate, it is a very long process. This lengthy process can easily take months, and cost hefty commissions for attorneys, brokers, real estate agents, etc. These implicit and explicit costs are both harmful to returns for the investor, while dividend stocks don't have any of those issues.

Dividend stocks can generate income and long-term asset price appreciation with the ability to buy and sell any day the stock market is open, with real-time asset pricing. Depending upon one's goals, this may be important.

Dividend stocks can also be bought with minimal initial capital given that many brokerages offer the ability to invest with as little as $1. That means that investors that don't have access to tens or hundreds of thousands of dollars of initial capital can begin their investment journey much sooner than those waiting to buy a property.

How they work together

Given that the goals of dividend investing and real estate investing are largely the same – long-term price appreciation and income – it makes sense that they would attract similar types of investors. Both asset classes offer certain benefits over the other. Dividend investing offers liquidity and low initial capital requirements, while real estate offers much lower volatility. Therefore, they can work together harmoniously.

Real estate and dividend investing can offer holders the benefits of both, which together, can mean higher portfolio liquidity and lower overall volatility when assets are split between the two classes. In addition, the two asset classes are priced in very different ways, so real estate may benefit from conditions where dividend stocks may not, and vice versa. This diversifying component can add to the lack of volatility from real estate investing and increased liquidity from owning stocks to create a very favorable overall portfolio mix.

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Final thoughts

While investors have many choices in generating income from their capital, we see a mix of dividend investing and real estate investing as quite favorable. The benefits and costs of each asset class can be balanced with an allocation to both, providing important benefits to the asset holder.

Dividend stocks offer long-term capital appreciation and current income, with the prospect of income growth as dividend payments rise. Real estate offers the same potential benefits, but without the volatility of daily asset pricing. Real estate investing and dividend investing, therefore, are two different ways to achieve the same goals.

We see them as complementary – not exclusive.


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LEARN 07.27.2021

5 financial hacks we wish they taught us in school

It's either that or they'll have to learn it in the school of hard knocks.

BY TANJA FIJALKOWSKI



Hey, teacher – leave those kids alone. Or at the very least, maybe teach them something that will be useful in the real world? Financial hacks to keep them out of

a lifetime of living paycheck to paycheck and debt might be a good place to start.

One thing an overwhelming amount of Americans agree on is that financial literacy should be taught in schools.


Over
84%
of Americans agree financial literacy should be taught in schools

Source: National Financial Educators Council

A hard majority – 85% according to a recent study by National Financial Educators Council – think so.

Surprisingly, despite this widespread agreement, personal finance coursework is only required in less than half of states.

It's puzzling, isn't it? You would think that budgeting, understanding the true costs of loans and interest rates, and real wealth-building strategies might generate more productive, law-abiding, tax-paying members of society. And that's the goal...isn't it?

Whatever the backstory on that mystery, the bottom line is that many of us were never properly taught how capital works. To cover some of that lost ground, we're sharing some financial hacks that can help you get off the paycheck-to-paycheck treadmill.

So if you want to do your homework on real-world financial hacks, this in-depth lesson will get you in the right mindset.

But for those of you just looking for the cliff notes, here's a 1-minute video featuring HappyNest CEO and founder Jesse Prince giving you the TL;DR.


TL;DR: 5 financial hacks we wish we'd learned early


One: Pay yourself first.

Financial hack 1: Pay yourself first

You put in the work, you should get the reward. Everything else is secondary – period.

One of the most common mistakes people make when they get their paycheck is getting squared up on bills, rent, loans, etc. *first*. They then try to get to their next paycheck on whatever's left over.

Sure, it seems like the responsible thing to do. But with this approach, the check that takes two weeks (or whatever payout cycle you're on) to earn is spent within hours of hitting your bank account. By the time the next paycheck rolls around, it can't come soon enough. The goal of saving and investing gets put off once more.

Not anymore. From now on, the first line item on your paycheck to-do list is paying yourself. This is the single most important wealth building financial hack.



Your nest egg is now priority number one. If your goal is to save $250 per paycheck, then the first withdrawal from your paycheck should be $250 for your nest egg.

Feeding two birds with one scone: This nest egg account should have some safeguards in place to prevent you from tapping it too easily. For

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withdrawal from your paycheck should be $250 for your nest egg.

Feeding two birds with one scone: This nest egg account should have some safeguards in place to prevent you from tapping it too easily. For
example, a savings account is not an ideal nest. Not only because saving account interest rates are a joke and inflation is eroding the purchasing power of your money while in one, but also because it's just a *little* too easy to dip into.

Keeping it in stocks, bonds, REITs, or other alternative investments makes them less liquid. Having to process a transaction and wait for the transfer builds in some natural friction to curtail dip slips. (Hey, it happens to the best of us).

Financial hack 2: Automate your nest building with robo investing

In fact, paying yourself first is so important, you may want to take some extra precautions to eliminate room for human error. Enter: Robo deductions. What a time to be alive.

If your bills are set up on auto-draft, no reason why your nest building shouldn't be, too. Set up a monthly automatic deduction that goes straight into your net worth.

If the insurance company and your landlord get their cut of your paycheck, your long-term portfolio value deserves an auto-draft too.

HappyNest offers monthly deductions from your funding account and redirects the funds into your investment account.

Financial hack 3: Cut the zombie subscriptions and redirect funds into your nest egg

Ever get notices that a magazine subscription you've been meaning to cancel for 10 months just renewed? Or that a video editing app you downloaded one time to cut

If the insurance company and your landlord get their cut of your paycheck, your long-term portfolio value deserves an auto-draft too.

HappyNest offers monthly deductions from your funding account and redirects the funds into your investment account.

Financial hack 3: Cut the zombie subscriptions and redirect funds into your nest egg

Ever get notices that a magazine subscription you've been meaning to cancel for 10 months just renewed? Or that a video editing app you downloaded one time to cut out that would-be career-ruining contraband that rendered an otherwise hilarious video unpostable over a year ago and never bothered to cancel?

As life itself moves to an increasingly subscription-based model, be sure to do a scrub of memberships and auto-renewals. These sneaky expenses can really pile up over time. All those those "try it for free" sign-up forms or free trails are fully counting on you to forget about them where they can quietly drain your portfolio undetected. Too much weight makes the boat go slow.

To implement this financial hack, review your bank and centralized payment accounts such as PayPal or ApplyPay. These central payment stations offer the best birds'-eye view of auto nest killers.

Better yet, cut a few dead-weight subscriptions and tally the total monthly savings. Then, redirect that draft amount into an investment account for nest building. This action has a net impact of zero on your day-to-day spending.

Be sure to check in on your subs at least twice a year. Take the time to comb through for annual renewals too – those sneaky scoundrels will creep up out of no where with a hefty draft that leaves you feeling violated.

Beat them to the punch.

Financial hack 4: Sleep on it before you buy it

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Beat them to the punch.

Financial hack 4: Sleep on it before you buy it

The internet is a fluid place, and one thing can rapidly lead to another. Next thing you know, your out a few hundred bucks on some impulse buys that sounded life-changing at the time but just lead to more clutter in your pad.

It can be hard to fight the "you deserve it" devil on your shoulder on a late-night treat yourself. The truth is, you *do* deserve it, and heaven knows we all need a little self-love and care. We all do it – there's no judgment here.

The best tool in your financial hacks toolbox for separating the quality "*treat yoselfs*" from the empty depths of mindless consumerism is to sleep on it.

If you really do deserve it – and you probably do – you'll still deserve it in the morning.

All the glory, none of the guilt.

Financial hack 5: Get your children's financial beaks wet early

Can you imagine how much money you would have saved if you had been properly taught about managing finances? You know, the things you learned the hard way – whether that means cleaning up a bad credit score, climbing your way out of student debt (not terribly unlike climbing out of the pit in Buffalo Bill's basement), or even the helpful things you learned on your own time via late-night YouTube binges of *Rich Dad, Poor Dad* videos? You can give your kids a head start by teaching them what you learned in the school of hard knocks.

Before they swan dive into the real world, give them some floaties. But if you just can't get around to it, maybe the collections agent will be interested to hear about the Alamo, which was, of course, covered extensively in the classroom.

Spare your kids the same fate.

All the glory, none of the guilt.

Financial hack 5: Get your children's financial beaks wet early

Can you imagine how much money you would have saved if you had been properly taught about managing finances? You know, the things you learned the hard way – whether that means cleaning up a bad credit score, climbing your way out of student debt (not terribly unlike climbing out of the pit in Buffalo Bill's basement), or even the helpful things you learned on your own time via late-night YouTube binges of *Rich Dad, Poor Dad* videos? You can give your kids a head start by teaching them what you learned in the school of hard knocks.

Before they swan dive into the real world, give them some floaties. But if you just can't get around to it, maybe the collections agent will be interested to hear about the Alamo, which was, of course, covered extensively in the classroom.

Spare your kids the same fate.

Feeding two birds with one scone: Because we all know someone's got to pay their way for the first round of the world slapping them up with late fees and the joys of collection accounts. Odds are, as their parents, you'll have to bail them out of *at least* one or two of these financial boobie traps. That makes investing in your child's financial literacy early on a win-win for both of your nest eggs.

Building up your financial literacy is a years-long journey. These five financial hacks are good starting points to get the ball rolling.

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INVESTING 07.21.2021

7 advantages REITs have over owning investment properties

Because being someone's landlord isn't always as regal as it sounds.

BY TANJA FIJALKOWSKI



The advantages of REITs greatly outweigh those of owning investment properties.

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The advantages of REITs greatly outweigh those of owning investment properties.

Own an investment property, collect rent on it, let your equity stake appreciate over time, be someone's landlord ('landlord' has a royal ring to it, doesn't it?) – it all sounds great – on paper.

But owning property comes with a lot of responsibility, hidden costs, and fine print catch-22s that most beginner landlords often don't consider at the outset.

These pitfalls can be expensive by many measures including time, money, and stress.

Enter REIT investing, where you get all the upside of real estate investing (and then some) while foregoing the drawbacks.

Here are seven reasons REIT investing is a better alternative than buying investment properties.

REIT Advantage 1: No mortgage required

Most of us don't have a few hundred grand to drop on investment properties. That means in order to finance one, we need to get a mortgage.

Mortgages aren't cheap.

A $350,000, 30-year mortgage with a 3% interest rate (doesn't sound so bad, right?) will cost you over $180,000 in interest over the lifetime of the loan. That's more than 30% of your capital – or *ten years'* worth of mortgage payments – evaporating into thin air.

How much does it really cost to finance a $375,000 property?

REIT Advantage 1: No mortgage required

Most of us don't have a few hundred grand to drop on investment properties. That means in order to finance one, we need to get a mortgage.

Mortgages aren't cheap.

A $350,000, 30-year mortgage with a 3% interest rate (doesn't sound so bad, right?) will cost you over $180,000 in interest over the lifetime of the loan. That's more than 30% of your capital – or *ten years'* worth of mortgage payments – evaporating into thin air.


How much does it really cost to finance a $375,000 property?
$194,165
total loan cost
30-year loan
@3% interest
$569,165
That's
10 years
worth of mortgage payments!
$375,000
principal/list price

By contrast, every dollar you put into a REIT boosts your equity stake and dividend payout.

REITs sometimes finance properties when they acquire them, but usually only if it's strategic in optimizing returns.

Oftentimes, they have enough capital to buy the property outright, saving hundreds of thousands in mortgage interest rate costs.

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payout.

REITs sometimes finance properties when they acquire them, but usually only if it's strategic in optimizing returns.

Oftentimes, they have enough capital to buy the property outright, saving hundreds of thousands in mortgage interest rate costs.

As a REIT investor, those savings get passed right on back to you.

REIT Advantage 2: Shorter path to profitability

It might seem like as long as you have a tenant whose monthly rent is higher than your mortgage payment, you're in the green.

That's only partially true.

The rent on your investment property needs to not only cover your mortgage payment, but also costs of home insurance, HOA fees, property taxes, possibly water and trash, maintenance (which can be an unwelcome dark horse), and property management fees if you're not managing the property yourself.

But, maybe you're a P&L expert who can successfully calibrate your rental rate just right. Every month, you effectively cover both the mortgage payment, and all the side expenses, without interruption.

In these ideal circumstances, your first truly 'in the black' profit will be when your mortgage is paid off.

The average mortgage term in the U.S. is 30 years – 15 if you're on the fast track. If you start today, and everything goes swimmingly, 2051 will be a great year.

If things *don't* go perfectly for 30 years straight, maybe 2055 will be a great year? Time will tell.

As a wise woman once said: "Ain't nobody got time for that."

If things *don't* go perfectly for 30 years straight, maybe 2055 will be a great year? Time will tell.

As a wise woman once said: "Ain't nobody got time for that."

Say you were considering buying an investment property for $350,000. You'd need $70,000 for the down payment, plus a few thousand for other closing costs. You are now the proud owner of a mortgage, and just 29 years and 364 days away from profitability.

Alternatively, you could invest that capital into a REIT like HappyNest and at current rates, make approximately $1,575 return per quarter, starting about three months from now. That's 29 years and 275 days sooner than buying an investment property.

REIT Advantage 3: Passive income

If a landlord receives rent payment but immediately hands it over to the bank, was the payment ever really income at all?

It's a head-scratcher. Luckily, you can avoid this conundrum by investing in REITs instead.

Most REITs pay out dividends monthly or quarterly. Instead of that $350,000 property you were considering, you could instead invest the would-be downpayment and start collecting a $1,125 dividend every quarter.

Best of all, no need to turn right around and give it to your mortgage holder – because there isn't one. That money is free to tuck away for retirement or go to Vegas and put it all on red at the roulette table.

Alternatively, you can reinvest that dividend and witness the wealth-building

magic of what Albert Einstein once called the '8th Wonder of the World': Compound interest.

You see, if you practice delayed

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gratification, you could add that $1,100+ to your nest egg so that your next quarterly dividend payment would be approximately $1,200. Keep that going for a couple years and you'll get yourself a nice little egg going.

Personal finances are dynamic – your needs can change over time.

With a financed, private investment property, your mortgage needs to get paid whether or not your primary residence needs a new roof.

But you can elect to have REIT dividends deposited directly into your bank account to help cover unexpected expenses, then go back to reinvesting as your financial situation stabilizes.

It's passive income at its finest.

REIT Advantage #4: Liquidity

There comes a time in every investor's journey in which they've reached their financial goals (or need the money) and are ready to cash out.

As the owner of a private investment property, there are some hoops to jump through to make that happen.



The real estate market conditions are a variable – no one wants to sell in a downturn. You'll probably have to shell out a percentage to a realtor, possibly fund buyer contingencies, and

It's passive income at its finest.

REIT Advantage #4: Liquidity

There comes a time in every investor's journey in which they've reached their financial goals (or need the money) and are ready to cash out.

As the owner of a private investment property, there are some hoops to jump through to make that happen.

The real estate market conditions are a variable – no one wants to sell in a downturn. You'll probably have to shell out a percentage to a realtor, possibly fund buyer contingencies, and pay for a lawyer to review documentation (who aren't exactly known for their thrifty rates).



With a REIT investment, that's not the case. If you're invested in a public REIT, you could have the funds in your account in a matter of days. (But consider the pros and cons of investing in a publicly-traded REIT in current market conditions).

Withdrawals from a private REIT usually take longer compared to publicly traded REITs and generally require a written request.

Still – no realtors, lawyers, or contingencies required, all of which eat into your profits.

REIT Advantage 5: Access to better resources

How does a Sunday morning call about a broken toilet sound? You shelled out $150 for it last week, but the guy you hired didn't do the job right and now he's not answering. You're going to have to hire someone else.

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profits.

REIT Advantage 5: Access to better resources

How does a Sunday morning call about a broken toilet sound? You shelled out $150 for it last week, but the guy you hired didn't do the job right and now he's not answering. You're going to have to hire someone else.

Your tenant is laid off from their job and has to break the lease four months earlier than expected. Can you go a few months without their rent? Do you have the time to find a new tenant?

Someone slipped and fell on your property. They're suing you. Hopefully, the attorney you paid for out of pocket can get the settlement down to below your insurance policy's liability limits.

If the above scenarios sound like something you'd enjoy, then private ownership of real estate investment property is for you. Or you could outsource these responsibilities to someone else – but of course, it'll cost you.

Any of the above scenarios could fall onto your plate, and more often than not, will do so unexpectedly.

If that *doesn't* sound like a good time, you might be a 'hands-off landlord. And REITs are a hands-off landlord's dream come true.

That's because REITs allocate a portion of their funds to handling these situations.

Additionally, because of their scale, they often have access to better contractors, lawyers, realtors, accountants, and property management companies. Tenants won't even know your name, let alone phone numbers – every hands-off landlord's dream come true.

REIT Advantage #6: Access to otherwise out-of-reach investment properties

REIT Advantage #6: Access to otherwise out-of-reach investment properties

In addition to saving you time, REITs provide the opportunity to invest in properties that are completely out of reach for the 99.9%. That includes apartment buildings, commercial real estate, and industrial properties.

These kinds of properties often have a higher return on capital than your garden variety rental property. But the cost of entry is prohibitive to most individual investors.

Because REITs pool capital from many investors, they are able to add these investment jewels to their portfolios. Shareholders get to reap the benefits of high return on investment properties that would have been out of reach.

REIT Advantage #7: Invest as much - or as little - as you want

In addition to the responsibilities and liabilities that come with being a landlord, buying an investment property privately is a huge financial commitment.

Whether buying the property with cash or by financing it, buyers commit to the property's sales price – and then some.

REITs offer investors flexibility in terms of how much of their capital they want to commit to investing. HappyNest, for example, lets investors get started for as little as $10. That's less intimidating than committing to hundreds of thousands, if not millions of dollars.

Investors can add one-time boosts to their nest eggs, or skip adding to their principles if financial challenges come up. Mortgages and tenants aren't quite so flexible.

That makes REITs an attractive investment for smaller-scale investors who may have some disposable income to invest, but aren't trying to make huge financial

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commitments.

Investing in the right REIT

For all the time, money, and commitment REIT investing saves, return on investment is a direct function of the performance of the properties in its portfolio and its management.

Don't skip your due diligence: Check out the REITs portfolio properties, lease terms, and tenants, and consider their long-term prospects.

HappyNest, for example, has two commercial properties and tenants with 8- to 10-year commitments. That means rental income is unlikely to be interrupted.

Even if the tenants break the lease early, there would be an advance notice to find a new tenant and avoid income interruption.

The good news is, once you find the right REIT, growing your nest egg becomes fairly hands-off.

All the glory, none of the work.


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MARKETS 07.11.2021

Meanwhile, back on Earth, Jeff Bezos wants to be your landlord

Knock, knock. Jeff Bezos – your future landlord – is here to collect rent.

BY TANJA FIJALKOWSKI



Jeff Bezos just can't get enough.

Jeff Bezos just can't get enough.

The king of e-commerce has partnered with Salesforce CEO Marc Benioff in the Space Race. There is formidable competition. Virgin Galactic founder Richard Branson, already a legend in air travel, has his own space ambitions, as does Tesla Founder and CEO, Elon Musk.

But back at mission control, Bezos is moving in on a neighborhood near you.

Fintech enters the housing market

Arrived Homes is the latest fintech app that aims to remove obstacles between individual investors and wealth-building opportunities.

At first glance, Arrived Homes seems like it's lowering the barrier of entry to the real estate market. This will ring like a siren call to Millennials and Gen Z, already significantly behind where the Boomers were at this stage in their lives by measure of property ownership.

But things aren't always what they seem. Peeling back just one layer reveals that Arrived Homes could lock Millennials and Gen Z out of homeownership for good.

Moving the goalposts

The cost of housing in the United States is primarily a function of supply and demand. As Millennials pay off student loans and negotiate salaries that resemble progress on paper, the cost of homes is always one step ahead. The price tag is always increasing a little faster, always just out of reach.

Median Sales Price of Houses Sold
United States, 2000-2020

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demand. As Millennials pay off student loans and negotiate salaries that resemble progress on paper, the cost of homes is always one step ahead. The price tag is always increasing a little faster, always just out of reach.


Median Sales Price of Houses Sold
United States, 2000-2020
$400,000.00
$300,000.00
$200,000.00
$100,000.00
$0.00
2000-01-01
2005-01-01
2010-01-01
2015-01-01
2020-01-01
Happy Nest
*Source: Federal Reserve Economic Data (FRED) St. Louis

Data source: FRED St. Louis

Raises and promotions never seem to keep pace with the rising cost of living, creating a confusing life conundrum that has resulted in postponement of marriage and a free fall in birth rates.

Millennials are now in their late 20s and their 30s, and Gen Z is on the shores of adulthood. Both cohorts rightfully want their share of the proverbial pie.

Supply and demand, demand, demand

The pandemic brought on a Millennial wave of Urban Flight, as lockdowns made city dwellers realize just how small their living spaces really were. The influx of buyers in

Supply and demand, demand, demand

The pandemic brought on a Millennial wave of Urban Flight, as lockdowns made city dwellers realize just how small their living spaces really were. The influx of buyers in the already-tight liquidity market has led to home sales closing over asking prices by double digit percentages. According to Redfin, 70% of buyers faced bidding wars in May of 2021 – up from 52% of buyers in May 2020.


In May 2021,
70%
of homebuyers were caught in bidding wars

Source: Redfin

Juxtapose that against a market whose supply stock has been stunted by city ordinances and permits, largely reserved for large developers with deep pockets. Not-so coincidentally, those same developers also happen to be the benefactors of the housing subscription model.

Another sneaky force adding pressure in the mix is the rise of AirBnB. The short-term rental app took even more housing chips off the table. Its platform further incentivized the mindset that houses are investment assets to capitalize on – not homes that people need to live in.

These pressurized dynamics were already driving double digit 'appreciation' in real estate. According to a June S&P Global report, the U.S. housing market gained 14.6% in value year over year between April 2020-2021. At time of press, that trend is showing no sign of slowing.

Changing lenses

The real estate market's 'appreciation' percentage gain is one way to present the fact that renting Millennials and Gen Z are now 14.6% further behind the American Dream, which for our intents and purposes here, starts with owning a home. It also loosely translates to "rent is probably going up soon."

That makes for two demand-side pressures contributing to the price increase in the

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is showing no sign of slowing.

Changing lenses

The real estate market's 'appreciation' percentage gain is one way to present the fact that renting Millennials and Gen Z are now 14.6% further behind the American Dream, which for our intents and purposes here, starts with owning a home. It also loosely translates to "rent is probably going up soon."

That makes for two demand-side pressures contributing to the price increase in the housing market, while the supply side has remained stagnant. How will we solve this problem?

One solution that definitely won't work: Jeff Bezos' latest project, Arrived Homes. Presumably, it's about to throw gasoline on an already overheated market.

Jeff Bezos is a man of profound talents. But great talent can be applied to bad visions with harmful ramifications. Indeed, misguided ambition can amplify the fallout of a small-context vision.

American Dream for sale

Arrived Homes will accelerate the transformation of the American Dream into an 'investment class' that appreciates. That's a big change from its place as a milestone of "making it," and symbolism of freedom and independence.

The housing market's assetization is reminiscent of the successful conversion of higher education into an investment, which learned everything it knew from the capitalization of health care.

Arrived Homes creates an access point for investment capital to flow into the pressure cooker that is the American housing market. It creates more demand without a corresponding supply expansion. You don't need a finance degree to understand that when demand exceeds supply, prices will continue their exponential climb.

capitalization of health care.

Arrived Homes creates an access point for investment capital to flow into the pressure cooker that is the American housing market. It creates more demand without a corresponding supply expansion. You don't need a finance degree to understand that when demand exceeds supply, prices will continue their exponential climb.

Getting buy in

As material wealth continues to consolidate into fewer hands, young adults will continue to find themselves in perpetual debt without ever owning anything.

In fact, the World Economic Forum came right out with recommendations to get comfortable with the idea of perpetual serfdom. What a message. But don't worry: We'll be happy. The economists at the World Economic Forum, who are much smarter than us, said so. Apparently, their cum laude is supposed to mean we'll believe anything they say is true.


1
You'll own nothing.
And you'll be happy

Still from World Economic Forum YouTube channel for editorial commentary purposes

Intentionally or not, Arrived Homes deceptively positions itself as granting access to a market that it is actually shutting people out of. Americans don't need partial ownership in rental properties: They need a *primary residence*. The number of renters officially eclipsed the number of homeowners in 2018, and the divide has been growing ever since.

The math isn't hard: Every property added to Arrived Homes' portfolio is one house's status going from *owned* to *rented.*

Collective commercial real estate investing

status going from *owned* to *rented.*

Collective commercial real estate investing

But it doesn't have to be this way. HappyNest is a collective investing, real estate fintech app that, first of all, arrived to the market *before* Arrived Homes did. Our platform gives real people access to a market they never could realistically consider – the literal inverse dynamic that Arrive Homes creates.

HappyNest seeks to help people grow their *primary* nest egg, by opening doors to wealth-generation opportunities without slamming the doors on other future prospects. That's because HappyNest's investment portfolio consists of **commercial and industrial properties**, a lucrative asset class that has historically only been available to the wealthy and connected.

But by pooling capital from real people, we can cultivate access to possibilities we couldn't accomplish individually. By teaming up with HappyNest, investors aren't indirectly driving up living costs and minimizing their homeownership prospects in the future.

Jeff Bezos' next move

Wouldn't it be wonderful if Jeff Bezos instead applied his incredible gifts and talents to something that enriched communities, not just board members? The man has the world at his fingertips – any further personal wealth accumulation at the expense of others is no longer ethically justifiable by ambition alone. It's hard to imagine there would be a tremendous change in his living standard compared to what he's established after his first few hundred billion.

We already know Jeff Bezos can accomplish whatever he sets his mind to, for better or for worse. Who will be impressed if he makes another successful business? At this point, it'd be more surprising if he didn't. Any more wins in this arena are expected – boring, even.

Perhaps Bezos should consider expanding his

this point, it'd be more surprising if he didn't. Any more wins in this arena are expected – boring, even.



Dramatic Crossroads Yu-Gi-Oh Card by AlanMac95 on DeviantArt

Perhaps Bezos should consider expanding his *definition* of value and worth. He could challenge himself to look beyond dollars, patents, property, and copyrights. He could focus on drawing up the blueprint for more **conscious capitalism** – one that is focused on 'win-win' as opposed to 'win-more.'

Can Bezos sell the vision of a cleaner, more equitable world? Could he work out the operational inefficiencies in energy production and consumption? Can he set up the infrastructure for every American to get quality health care with Prime-level speed? How about cut the cost of lifesaving products like insulin while still maintaining enough margin to support a healthy business?

Can he change gears now, from building an empire, to investing in a legacy?

We hope we live to see it. If Jeff Bezos were to pursue a venture like that – we'd buy the first share.

Thinking two steps ahead

But with this next venture – Arrived Homes – the answer appears to be 'not for now'.

Perhaps the allure of becoming the world's first trillionaire is something he simply cannot resist. It almost seems that the biggest weakness of the world's most successful man is one most of us can relate to in some way or another – our own egos.

now'.

Perhaps the allure of becoming the world's first trillionaire is something he simply cannot resist. It almost seems that the biggest weakness of the world's most successful man is one most of us can relate to in some way or another – our own egos.

Once he's conquered the real estate market to his liking, he might still have time to achieve his greatest feat yet – merging aptitude with *empathy,* while Millennials and Generation Z sort through the damage his monumental success has inflicted upon their lives.

Until then, we invite you to think not just one, but two steps ahead in your investing journey. Together, we can get our share of the American Dream, too.

And some things are worth fighting for.

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MARKETS 06.18.2021

3 reasons why private REITs are strategic hedges against volatility

Public markets have variables that aren't always reflective of performance.

BY TANJA FIJALKOWSKI



Are we here?


Happy
Nest

Despite the wild ride investors of all kinds have been on this year, their portfolios were almost certainly hit with volatility.

Change is afoot; uncertainty lingers.

Long-standing investment wisdom holds that markets do not like uncertainty.

The best we can do to manage risk under murky conditions is minimize the variables that contribute to volatility.

But after an IPO, publicly traded REITs become subject to numerous irrelevant or amplifying market factors that do quite the opposite. Many of those dynamics have little to do with the performance of the REIT's portfolio value or management.

Here are three reasons why *private* REITs are an attractive alternative investment to hedge your portfolio against volatility.

They aren't in ETFs

A well-run, private REIT's share price is a truer reflection of value than many publicly traded investments.

Consider this: According to ETFGI, an independent market research and consulting firm, the number of publicly traded ETFs has gone up more than seventeen-fold since 2005.

At the same time, the number of companies listed on the stock market has been on the decline.

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About
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They aren't in ETFs

A well-run, private REIT's share price is a truer reflection of value than many publicly traded investments.

Consider this: According to ETFGI, an independent market research and consulting firm, the number of publicly traded ETFs has gone up more than seventeen-fold since 2005.

At the same time, the number of companies listed on the stock market has been on the decline.


HappyNest
More ETFs,
Fewer companies
The numbers of ETFs has been on the rise while the number of companies publically traded shrank.
6000
4000
2000
0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
-35%
number of domestic U.S. publically traded companies
+1,792%
rise in number of publically traded ETFs

The result? The stock price of publicly traded securities is becoming increasingly tied with the performance of the overall U.S. economy – and less reflective of the underlying assets performance.

The value of the investment asset is now intrinsically tied to the performance of *all* the companies in the fund. That may include competitors or even completely unrelated industries.

There are 20 publicly traded ETFs that are combinations of various REITs.

If one asset in the ETF dives, the value of all assets take a hit. The more ETF exposure, the more amplified the influence of groupings becomes on share value.

You know what they say: The company you keep.

HappyNest's portfolio

By contrast, a private REIT's share value is primarily a function of real estate appreciation and property management performance.

That has proven to be a blessing for HappyNest's portfolio.

The tides of the last 12–18 months have hit various real estate sectors asymmetrically.

Some sectors thrived: The demand for industrial properties, such as HappyNest's shipping fulfillment center in Fremont, IN, grew substantially as major retailers dialed up their e-commerce capacity.

Meanwhile, large sections of the workforce were sent to work from home. Skyscrapers and office buildings across the country became ghost towns.

How quickly the demand for office space and other hard-hit sectors will rebound remains to be seen.

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Meanwhile, large sections of the workforce were sent to work from home. Skyscrapers and office buildings across the country became ghost towns.

How quickly the demand for office space and other hard-hit sectors will rebound remains to be seen.

Had HappyNest been grouped with an office space REIT in an ETF, its share value would have been impacted by office sector decline. That is despite the fact that HappyNest has no office space real estate in its portfolio.

They aren't shortable

Speaking of market forces that distort true value: Recent activity in GameStop's stock price revealed that many players in the publicly traded markets aren't always gunning for share value to grow.

GameStop is lucky – they were given a second wind by retail investors.

But hundreds, if not thousands of other publicly traded, struggling businesses have not (and will not) be given a second chance.

When hard times hit, the last thing any organization needs is numerous parties betting on their failure.

Last year, as retailers across the country were forced to shut down, retail REITs faced many challenges. Vacancies mounted, decreasing revenue. Property values themselves also took a hit as shutdown uncertainty cooled demand.

To make things harder, short interest in retail REITs skyrocketed. Tanger Factory Outlets for example, has over 30% short interest as of February 12th, 2020. That only adds anvils to already-heavy challenges.

In current market conditions, Tanger Factory Outlets would likely be better off as a private REIT. Were that true, they would be insulated from the downward market pressure of short sellers simply because, well, their shares wouldn't be shortable.

In current market conditions, Tanger Factory Outlets would likely be better off as a private REIT. Were that true, they would be insulated from the downward market pressure of short sellers simply because, well, their shares wouldn't be shortable.

No day trading

One publicly traded share can be, and often is, traded numerous times a day. Day traders and algorithms are the arbitragers of investing.

They have little to no interest in the long-term success of an underlying company. For them, it's not really an investment – it's a trade.

In fact, short-term traders are generally quite agnostic about what they're investing in (especially the algorithms).

Their strategy is to capitalize on short-term price action. That's it.

They jump in for a few hours, maybe a few days, and leave.

This ebb and flow of day trader capital in an investment pretty much only brings volatility to the share price, blurring the true value of an asset.

The rise of commission-free and independent traders has increased the ranks of these kinds of traders substantially.

This type of activity is, for the most part, a non issue in private REITs.

When investors buy shares in *private* REITs, they generally intend to hodl it for the long term.

Shorting, ETF groupings, and day trading are all volatility variables that are not factors when investing in private REITs.

The result is a steady investment foundation on which to determine the best possible strategy to optimize shareholder return without fear of unexpected liquidity issues.

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The result is a steady investment foundation on which to determine the best possible strategy to optimize shareholder return without fear of unexpected liquidity issues.

HappyNest's portfolio is poised for steady growth

While some real estate sectors have hit rough times, others have experienced tremendous growth. HappyNest's portfolio been on the right side of that line and has a bullish outlook.

All of HappyNest's portfolio properties have active, 8-10 year rental agreements with major organizations such as FedEx, AutoZone, and CVS.

Given the balance sheet of these organizations, we expect our revenue flow (i.e.: rent) to remain steady as well as the value of our properties to continue to appreciate.

Everyone has to decide their own investing strategy risk tolerance.

But no matter your investing style, having a steady and reliable investment in these volatile times not only brings ROI (and passive income), but also peace of mind.

And it's hard to put a price on that.


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volatile times not only brings ROI (and passive income), but also peace of mind.

And it's hard to put a price on that.


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MARKETS 06.18.2021

Inflation is coming – how will it impact the real estate market?

The dollar's value will pay the tab for 0% interest rates and the Fed's money printer going BRRR.

BY TANJA FIJALKOWSKI



There's little doubt inflation is coming. By some measurements, it's already here.

There's little doubt inflation is coming. By some measurements, it's already here. The question is: How do you proactively hedge your portfolio against this value crusher?

If history is any guide, private real estate is the heavyweight champion of inflation hedging compared to alternative investments.

To better understand what lies ahead, we need to understand how we got here, and why real estate tends to perform well during periods of high inflation.

What is inflation?

Nobel prize-winning economist Milton Friedman once said: "Inflation is taxation without representation."

That's because inflation is primarily a function of federal policy on things like interest rates and price controls. These things have the ability to erode your purchasing power significantly, and the decision makers are appointed, not elected.

Inflation is often the product of increasing the supply of currency without a corresponding increase in economic output.

It's important to understand that the value of anything is dynamic and relative. Economists assess the value of a currency against things like other currencies, the cost of goods, and asset pricing over time.

As costs increase – particularly on fundamental commodities like oil, timber, or metals – purchasing power decreases. Inflation is afoot.

How is inflation measured?

Economists have created several models to calculate the rate of inflation.

The federal government has two ways of measuring inflation. There's:

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How is inflation measured?

Economists have created several models to calculate the rate of inflation.

The federal government has two ways of measuring inflation. There's:

Inflation rate: Poorly labeled, what is often referred to as the 'inflation rate' is actually an index that measures the *rate of change* in inflation compared to the previous period (year over year, for example).

Consumer price index (CPI): CPI is a calculation based on the prices of consumer goods across various sectors, such as the cost of energy, groceries, housing, etc.

CPI is the metric that impacts the average American directly, as it is based on recurring household expenses. As the cost of these goods rises, Americans feel the pinch.

In April 2021, Federal Reserve Chair Jerome Powell announced that the consumer price index had clocked in at 4.2% for the month.



That's the highest monthly rate of increase since 2008 – and we all remember what

That's the highest monthly rate of increase since 2008 – and we all remember what happened in 2008.

Inflation on Wall Street

This increase was expected. The Federal Reserve printed trillions of dollars in order to address the economic fallout due to shutdowns ordered in response to COVID-19.

It's hard to be economically productive in lockdown. As a result, the output of the United States (GDP) went down by 2.3%. Not bad, all things considered.

Yet, the S&P 500 – an index that reflects the 500 biggest companies in the U.S. – *gained over 16%* during the same period.

Peel back another layer of this onion and things get even more eye-watering.

Price-to-earnings ratios (PEs) are used to assess how expensive a stock is relative to the underlying company's earnings. The higher the PE ratio, the more expensive the stock is.

Between January 1, 2020 and January 1st 2021, the S&P 500's overall PE ratio jumped from 24.88 to 40.3. That's just shy of a 40% increase.


S&P 500's PE ratio (2010-2020)

Data source: multpl

Clearly, gains were not based on the improvement in performance of the S&P 500 companies, but on an influx of capital into the markets.

The logical explanation for this disparity is that a considerable portion of the newly minted greenbacks found their way into the stock market.

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Stocks simply got more expensive. Investors need more capital to buy the same amount of shares they did in 2019 without the fundamentals of the companies backing that price hike. This discrepancy reflects inflation.

Inflation on Main Street

As asset and commodity prices increase, the purchasing power of the dollar declines.

It's a sneaky force that debases the value of your savings account.

The cohort that ends up paying the heftiest price for inflation are wage and salaried workers – particularly if they don't own assets that appreciate in value. Wages haven't historically kept pace with inflation, let alone during years of elevated levels.

Put it this way: If you had $10,000 sitting in a savings account in April 2020, you'd need to have $10,420 in there now to buy the same amount of goods this year.

And that's only if you trust the numbers reported by the Federal Reserve.

Other economists, including famed contrarian investor Michael Burry – who foresaw the 2008 Financial Crisis – believe the real rate of inflation is significantly higher than the numbers reported by the fed.


Cassandra
@michaeljburry
Prepare for #inflation. Re-opening & stimulus on the way. Pre-COVID it took $3 debt to create $1 GDP, and it is worse now. In an inflationary crisis, governments will move to squash

competitors in the currency arena. $BTC #gold.

5:11 AM · Feb 19, 2021

Michael Burry Twitter

Real estate as an inflation benchmark

In addition to the S&P 500, the real estate market serves as a reliable benchmark for inflation indexing. That's because the need for housing remains fairly consistent, and the supply grows slowly.

According to a report by Zillow, the housing market gained 7.4% in value during 2020. Furthermore, Zillow projects this trend will not only continue, but accelerate throughout 2021.

If you own property, that's good news. Your net worth just grew by however much your real estate asset(s) appreciated.

If you don't...you slipped 7.4% further behind on your journey to homeownership. That figure could well be 15% by the end of the year against the 2019 level.

Time to ask the boss for a big raise.

Considering the real estate market gained 7.4%, and the S&P 500 gained 16% in 2020, perhaps Burry is right to raise an eyebrow at the Federal Reserve's reported CPI of 1.4% for 2020.

Inflation on the global stage

A hallmark of inflation is that the prices of commodities start to rise, particularly in assets where production of the supply has bottlenecks or lead times, and therefore grows slowly.

To understand this better, it can be helpful to think of the dollar itself as an asset.

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To understand this better, it can be helpful to think of the dollar itself as an asset.

After all, the global community certainly does. That is why many foreign governments hold large reserves of U.S. dollars.

Relative to other countries, the U.S. has enjoyed decades of growth and stability. Subsequently, the U.S. dollar has proven to be a reliable store of value, particularly relative to other volatile currencies.

However, the DYX –a measurement of the dollar's value compared to a handful of other foreign currencies – has been melting like an ice cream cone on a hot summer day.



Because the U.S. dollar is the global reserve currency, a big slide in the DXY could prove especially catastrophic if foreign governments were to liquidate their holdings.

We don't know, J.Pow, but those inflation numbers just aren't checking out.

Why real estate thrives during periods of inflation

When it comes to inflation and real estate value, it's a classic case of 'a rising tide raises all boats.'

From an investment standpoint, an asset with a fixed or slow-growing supply, but

steady or increasing demand, will gain value over time.

Building a house requires permits, materials, construction time, and financing. The growth in supply tends to be slow.

Constricting supply growth either further, the price of building materials for new homes have skyrocketed over the last year.

The cost of lumber, for example, exploded 130% to historic highs in 2020 alone. Steel and concrete are also experiencing sharp price increases.

That adds additional challenges to expanding supply. Meanwhile, thanks to the work-from-home and ecommerce revolutions, demand in several real estate sectors has skyrocketed.

Money printer go 'BRRR'

Now, let's sprinkle in that extra three trillion dollars that got injected into the economy in stimulus measures. That alone would have led to significant gains in the real estate market.

Let's say we have a total economy worth $1,000,000, and a total of 10 houses in the real estate market worth $10,000 each.

If the same economy then prints another $1,000,000 – without a corresponding increase in economic output – the total economy is now worth $2,000,000. Those same houses are now worth $20,000.

Good if you owned one of those houses. Less than optimal if you didn't, particularly if your bosses didn't give you a 100% raise during the same time.

The U.S. did not double the amount of dollars in circulation like in the example above. But it illustrates the point that real estate appreciates in tandem with inflation.

Interest rates, the accelerant

Despite shutdowns and high levels of unemployment, the real estate market gained more value in 2020 than it had in any other year since 2005.

Part of that is that the borrowing costs of money have been historically low. Borrowing money is easy and cheap, enticing more potential buyers into the market.

Institutional investors take advantage of these low rates by borrowing at 0% and investing that money into assets that yield 5% or more – like the real estate market, because hell, why not?

Real estate is an attractive investment to whales, because it can generates income in the form of rent from the jump. Rent prices increase with the value of the leased real estate. (Brace yourselves, renters).

By setting up REITs, institutional players can optimize yields through corporate tax exemptions.

Given that the Central Bank recently said they wouldn't hike interest rates in the near term, the real estate market's value appreciation is slated to continue as interest-free investment capital flows in.

This adds more weight to the demand side of the equation.

Get your slice

You may have caught on already, but there are winners and losers when it comes to inflation.

The winners own assets and investments that appreciate substantially without any extra effort on their part.

Unfortunately, waged and salaried workers whose pay doesn't keep pace with rising commodity prices get pinched. Their purchasing power is increasingly eroded. The

Get your slice

You may have caught on already, but there are winners and losers when it comes to inflation.

The winners own assets and investments that appreciate substantially without any extra effort on their part.

Unfortunately, waged and salaried workers whose pay doesn't keep pace with rising commodity prices get pinched. Their purchasing power is increasingly eroded. The average 2–3% annual raise fails to reconcile the decline of the dollar's purchasing power.

With indicators of inflation already flashing code red and graphs moving into exponential inclines, investing in real estate can protect your net worth against erosion in value.

Even if you're not in a position to buy property, you can enjoy the market's gains by investing in REITs like HappyNest, for as little as $10. From there, it's entirely up to you how much you want to invest, every dollar of which carves out your stake in the real estate market and its future gains.

Getting on the right side of inflation

HappyNest generated 5%+ returns every quarter – for a total of over 20% compounded annualized return – for its shareholders in 2020.

Our shareholder ROI outpaced both the S&P 500 and the overall real estate market's gains, even accounting for the influx of capital and inflation.

As HappyNest's portfolio of properties appreciates in value, so will your investment. While investing always comes with risk, HappyNest's properties currently have reliable tenants like FedEx and CVS on 8- to 10-year lease agreements. We don't anticipate any interruption of dividend payments. We expect to have ample time to react in the event of an unexpected vacancy.

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Learn more about the properties in our portfolio.


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NEWS 05.18.2021

Study finds money can buy happiness after all - but it's getting more expensive

Turns out, $75,000 a year just isn't what it used to be.

BY TANJA FIJALKOWSKI


FEDERAL RESERVE NOTE
THE UNITED STATES OF AMERICA
F 35319058 A
ONE DOLLAR

What is the relationship between money and happiness?

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What is the relationship between money and happiness?

There's an oft-quoted 2010 study which found that reported levels of happiness started to taper off once a $75,000 salary had been reached.

In other words, while higher income levels still reported higher levels of happiness, the degree of increase got smaller further up the income chain.

For years, $75,000 was seen as the happiness sweet spot.

Earlier this year, a new study that surveyed over 33,000 people – and over 1.7 million experiences between them – contradicted this finding.

According to the follow-up study, reported levels of happiness and well-being continued to trend upward at an equal incline and in tandem with income level, well beyond the inflation-adjusted salary of $80,000 (what the researchers determined as the 2021 equivalent of $75,000 in 2010).

So what happened? Did we get greedier? More superficial and materialistic? Grow further apart? Why do money and happiness have a tighter correlation now than they did in 2010?

The problem with comparing these studies is that it's comparing apples and oranges. If anything, it raises further questions about the relationship between money and happiness.

To better understand that relationship, we must first consider what happiness is. For that, we turn to the world of psychology.

What is happiness?

Numerous studies have found that happiness itself isn't directly based on money. But money is a variable in many of the things that are.

For example, interpersonal relationships have been found to be a central tenet of happiness, but financial problems are among the leading causes of divorce.

What is happiness?

Numerous studies have found that happiness itself isn't directly based on money. But money is a variable in many of the things that are.

For example, interpersonal relationships have been found to be a central tenet of happiness, but financial problems are among the leading causes of divorce.

Marriage isn't the only kind of relationship of course. Regardless, the amount of time available to spend with friends and family can certainly be influenced by income.

Health is a component of happiness, but access to health care and a nutritious diet are also correlated with income level.

In many ways, money impacts how much of our time and energy can be devoted to the things that make us happy.

Lessons from the world of psychology

To some, happiness means jet-setting around the world, having new experiences, and meeting new people.

To others, it includes watching some rugrats grow up in a happy, healthy home that can support all their needs.

Considering the differences from person to person, *expressions* of happiness as a starting point introduce too many variables to control for.

So we're going to slide right on over to the opposite side of the spectrum – the absence of happiness – as the starting point. What characterizes an absence of happiness?

When we consider a host of psychological conditions associated with happiness (or a lack thereof), such as depression and anxiety, we find that they tend to have some commonalities. They may have different symptoms, but almost all of them have roots in a lack of control over circumstances and a sense of hopelessness.

absence of happiness – as the starting point. What characterizes an absence of happiness?

When we consider a host of psychological conditions associated with happiness (or a lack thereof), such as depression and anxiety, we find that they tend to have some commonalities. They may have different symptoms, but almost all of them have roots in a lack of control over circumstances and a sense of hopelessness.

At its core, hope is based on progress. Progress is forward-facing and requires a genuine belief that you have some efficacy over outcomes.

Without a sense of personal efficacy and progress, it's hard to imagine anyone reporting that they feel happy.

The inflation rate of happiness

Money gives us control over many of life's circumstances. Being able to pay for housing, bills, food, car repairs, and other needs eliminates major stressors that detract from a personal sense of well-being.

Money is also a tool that enables us to pursue our own version of happiness, whether that be more time with family and friends, traveling around the world, or getting a new car.

Consider this: In 2010, the average cost of a new home in the U.S. was just shy of $279,000. That's about 3.7x the salary of someone making $75,000.

In 2021 to date, that figure looks much different. The average cost of a new home clocks in at $408,800. Even with the "inflation-adjusted" income of $80,000, that's a 5.1x multiple – a difference of over 33% – in just eleven years. There's little sign this trend is slowing.

And it's not just real estate. Other living expenses have also continued to climb faster than inflation rates capture.

It makes sense, then, that the reported level of well-being continues to rise well

a 5.1x multiple – a difference of over 33% – in just eleven years. There's little sign this trend is slowing.

And it's not just real estate. Other living expenses have also continued to climb faster than inflation rates capture.

It makes sense, then, that the reported level of well-being continues to rise well beyond the $80,000 benchmark. The benchmark has less buying power.

The price of happiness, it seems, is a moving target. Americans are increasingly falling behind the level at which they feel financially secure and fulfilled. They continue to grapple with financial stressors at higher and higher income levels.

Solving for why

But why? They did all the right things. They went to college, got the job, worked hard, climbed the ladder, saved...the whole enchilada. This raises questions around personal success, fulfillment, competence, and progress – questions that address the 'why' the two studies arrived at different conclusions.

After all, few people have influence – or even a real understanding – over macroeconomic trends that impact their finances. An inability to meet milestones when in reality, the goalposts are moving further away, is a recipe for hopelessness.

Perhaps the relationship between money and happiness hasn't changed fundamentally. It's just that happiness has gotten a helluva lot more expensive.

Getting off the treadmill

So are we stuck on a treadmill of existential dread, falling further and further behind our goals – and our shot at the pursuit of happiness?

Not necessarily. The key lies in understanding that the 9-to-5 trajectory, on its own, has diminishing returns. Acknowledging this reality – and strategizing around it – is the first step in exerting more control over your financial life and future.

Warren Buffet says: "If you don't find a way to make money while you sleep, you will

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has diminishing returns. Acknowledging this reality – and strategizing around it – is the first step in exerting more control over your financial life and future.

Warren Buffet says: "If you don't find a way to make money while you sleep, you will work until you die."

The best way to grow money while you sleep is by making your money work for you.

Many people feel they can't afford to invest. This is a critical fallacy, because in reality, they can't afford *not* to. It's a common misconception that investing is for people who wear monocles and have chauffeurs. Thanks to technology, investing is becoming increasingly democratized.

HappyNest and happiness

HappyNest, for example, only needs you to invest $10 to get started. That money starts to generate more money for you immediately. By reinvesting your gains, you can reap the wealth-building benefits of compound interest and turbocharge your nest egg's growth.

HappyNest is a low-risk investment that produces steady returns every quarter. With two commercial properties currently leased by stable tenants like FedEx and CVS for 8- to 10- year terms, you can enjoy consistent dividend reinvestments (or payouts) as well as the appreciation of the real estate, an investment class dominated by the wealthy due to its capital intensive barriers of entry.

Starting and growing a nest egg offers control over your finances, peace of mind through stability, a sense of progress toward financial goals. Perhaps most importantly, it offers hope for the future – a solid foundation for the pursuit of happiness.

Because the best thing about having money...is not having to think about money.

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happiness.

Because the best thing about having money...is not having to think about money.



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EGGHEADS 01.29.2021

Meet HappyNest Author: Tanja Fijalkowski

BY TANJA FIJALKOWSKI



About Tanja Fijalkowski

Tanja Fijalkowski is one of HappyNest's blog contributors.

A UCSD alumni with a B.A. in Writing, she worked in the insurance and financial services sector for four years. While with The Hartford Financial Services Group, she underwrote personal lines and small business policies. She was also in charge of training new hires in risk management best practices. Through this role, she came to understand how various businesses models, how they generate revenue, and manage liabilities in financial terms.

She moved on from that role in 2016 when she accepted an editorial role with Printers Row Publishing Group. There, she was the editor for several of the imprint's proprietary, originated projects, including the multiple award winning title, *Strange Crime*. While working as an editor and designer there, she became involved in creating pitch decks for business deals. Creating business pitches and incubating new lines of business is a skill that became increasingly central in her career as it evolved.

She joined the 101 Network in 2017 where she served as Managing Editor. She played a critical role in dialing up the network's subject-driven verticals History 101, Finance 101, and Science 101. The sites that would generate over 100 million views under her leadership. She then accepted a role on the 101 Network's innovation team. There, she was tasked with developing new lines of business.

Tanja joins HappyNest

Today, she freelances creating pitch decks for businesses seeking investment as well as a writer for various publications including AdWeek and Upside Chronicles on topics such as finance, economics, business, and technology.

Tanja is known for reliably having a fresh take on topics as well as a unique writing style. She is able to make complex topics approachable to even the most novice of readers.

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Tanja joins HappyNest

Today, she freelances creating pitch decks for businesses seeking investment as well as a writer for various publications including AdWeek and Upside Chronicles on topics such as finance, economics, business, and technology.

Tanja is known for reliably having a fresh take on topics as well as a unique writing style. She is able to make complex topics approachable to even the most novice of readers.

We're leveraging Tanja's ability to breakdown the complicated into bite-size nuggets to empower every HappyNester to take control of their financial future.

Check out Tanja's numerous articles on our blog page – you'll definitely learn a little something something if you do.



Find her on LinkedIn

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INVESTING 01.15.2021

Everything You Need to Know About Investing in REITs

These tax-advantaged investments should be a part of every investor's portfolio.

BY JESSE PRINCE



Looking to hedge your yolos with some investments that would make the likes of



Looking to hedge your yolos with some investments that would make the likes of Warren Buffett and Charlie Munger proud?

We could all use a nice anchor in our portfolio to hedge against volatility.

REITs have consistently ranked among the highest return investments over time, which is why they have been an investor favorite for decades.

Real estate is a historically high-performing investment



In fact, over the last 30 years across ten different investment classes, REITs have taken the

#1 spot for highest returns eight times – more than any other asset class. For those years that they didn't snag the #1 spot, they ranked second or third an additional six times.

This year proved to be a rough one for REITs, closing out at a net loss. But smart money knows that a down year can also be a prime entry point. After all, the goal is to buy low, sell high.

For the capitalist who sees the opportunity where others see obstacles, here's the 360 on all things REIT.

What is a REIT?

REIT is an acronym for Real Estate Investment Trust.

In a nutshell, they are companies that pool investor capital to invest in real estate or real estate products. The gains on these investments are in turn distributed among

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What is a REIT?

REIT is an acronym for Real Estate Investment Trust.

In a nutshell, they are companies that pool investor capital to invest in real estate or real estate products. The gains on these investments are in turn distributed among
shareholders.

REITs were defined and passed by Congress in 1960 under the Cigar Excise Tax Extension.

The idea was to give average Americans – who might not have the means to buy more than one property – the opportunity to take part in and enjoy the fairly consistent gains from real estate investments.

The act outlined requirements to qualify as a REIT under law. REITs are incentivized to meet these conditions through tax advantages. The big fish reward is that the company does not have to pay corporate taxes if they meet REIT qualifications.

REIT Qualifications

No corporation wants to pass up tax breaks. They'd rather hit these key numbers than rendezvous with the IRS come springtime:

75%

Percent of total assets invested in real estate, cash or U.S. treasuries. Also the percent requirement of revenue generated from real estate-related income such as mortgage interest rates, rent on property, or profit on real estate sales

90%

Amount of taxable income that is paid out to shareholders – a nice perk for investors, courtesy of Uncle Sam. HappyNest intends to pay out 100% of its net income to shareholders.

mortgage interest rates, rent on property, or profit on real estate sales

90%

Amount of taxable income that is paid out to shareholders – a nice perk for investors, courtesy of Uncle Sam. HappyNest intends to pay out 100% of its net income to shareholders.

50%

The maximum amount of shares that can be held by 5 people or less. Coupled with this requirement is that within the first year of an REITs formation, it must have at least 100 investors in the pool.

3 Trillion

Estimated total value of assets currently held by REITs.

The Benefits Of Investing In REITs

1. Regular returns

Unlike many investments, investing in REITs typically produces regular income in the form of dividends generated from rent or mortgage interest payments.

2. Investing in REITs is accessible to the average person

While it would be great to be in a financial position to buy numerous properties and collect rent monthly, for most people, that's simply not financially feasible.

REITs offer the ability to participate in real estate investing without having hundreds of thousands of dollars at the ready. With real estate investment apps like HappyNest, for example, investors can buy in with as little as $10.

3. Liquidity

Compared to traditional real estate investment property, buying into and selling out

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3. Liquidity

Compared to traditional real estate investment property, buying into and selling out of most REITs is easier and more streamlined and requires a lot less paperwork.

4. Hands-free management

Ask any landlord and they'll tell you – managing properties is a lot of work. Between filling vacancies, managing tenant requests and complaints, and building maintenance, a lot of time and money can go into the administrative side of real estate.

REITs handle the operational side of real estate investments, so investors can skip the 3 a.m. calls about plumbing issue emergencies.

REIT Taxonomy

Although it may seem difficult to understand all there is to know about investing in REITs, let's start with the basic building blocks.

Remember in biology class when your teacher covered taxonomy trees? You know, kingdom, phylum, class, order, family, genus, species, etc.?

No? Okay, well, pay attention this time – there's money on the line.

There are several categories...of categories...of REITs. Very meta, we know.

To make things a bit more digestible, it might help to start with a visualization, then get into the nitty-gritty.

If REITs were a taxonomy hierarchy, they'd look something like this:

REIT Taxonomy

Every REIT has a 'class,' 'order,' and 'family' component.

For example: American Tower Corp is a publicly-traded (class), equity-based (order)

Every REIT has a 'class,' 'order,' and 'family' component.

For example: American Tower Corp is a publicly-traded (class), equity-based (order) REIT that primarily manages telecommunication infrastructure sites (family) around the world.

Breaking Down The REIT Taxonomy Hierarchy

Class: Investment acquisition strategy

REITs can be categorized by how they accrue capital for different forms of real estate investing.

They fall into three main categories: Publicly traded, public non-traded, and private.

Publicly traded

Publicly traded REITs trade on stock exchanges like the NYSE. Anyone can buy a slice of a real estate portfolio whenever they want.

Pros	Cons
• High degree of transparency • Registered with the SEC • Ability to generate a high amount of investment capital quickly • Easy to buy and sell (highly liquid)	• Able to be grouped into ETFs. This means the value of the REIT's share can be affected by the performance of other REITs and sectors as opposed to solely on the performance of the underlying portfolio.E.g.: If a REIT has a strong year but is grouped with low-performing REITs in ETFs, the REIT's performance will be adversely impacted.

Public, non-traded

Public, non-traded

An REIT can be public without being traded on a stock exchange like the NYSE.

HappyNest falls into this category. Though anyone can buy shares of our portfolio of properties, the shares are not listed on the NYSE or anywhere else. We see this as an advantage – and 2020's bottom lines back us up.

This year, the value of the properties in our portfolio appreciated. But not every sector of the real estate market was quite so lucky.

Had our REIT been publicly traded on exchanges, it's likely it would have been grouped into other REIT ETFs. Because of this grouping, our returns would have been smaller. It's the stock market equivalent of "guilty by association."

Instead, our performance is tied directly to and only influenced by the appreciation of the properties in our portfolio, all of which gained this year.

Pros	Cons
• Registered with the SEC • Performance of investment tied to underlying asset value alone – insulated from swings in the market at large • Ability to quickly raise capital from investors since anyone can buy in	• Not bought and sold as quickly (less liquid) • Less transparent, harder to tell share value • Fees *(HappyNest does not charge for broker commission of platform fees) • Information provided to the SEC may not be independently verified

Private REITs

Private REITs are not listed on exchanges and not offered to the public. As the name

Private REITs

Private REITs are not listed on exchanges and not offered to the public. As the name implies – they aren't open to everyone.

Private REITs are not required to register with nor report to the SEC. More often than not, they are only offered to "accredited" investors, otherwise known as very wealthy people that can take the kinds of financial gambles and hits that would put the rest of us on the streets.

Though private REITs have produced higher returns than publicly traded ones, they come with significant risk. Without an SEC registration, there is little to no oversight on their performance and operations. That makes these kinds of REITs particularly susceptible to fraud.

Management fees can be high and unsubstantiated. Investors must put their full trust into the board of trustees.

Pros	Cons
• Potentially higher returns compared to traded REITs • Partially insulated from stock market fluctuations	• Lack of transparency • Must be "accredited" investor *net worth of $1 million, not including primary residence or income of $200K+ • Not registered with the SEC • High management fees • Can require long holding periods (low liquidity)

Class: Type Of Asset Managed

The 'class,' (in our REIT taxonomy hierarchy) is the type of real estate assets managed by that REIT. These primarily fall into two categories:

• Equity

Class: Type Of Asset Managed

The 'class,' (in our REIT taxonomy hierarchy) is the type of real estate assets managed by that REIT. These primarily fall into two categories:

- **Equity**

  An equity 'class' REIT owns real estate investment properties. The REIT manages, buys and sells, or collects rent from those properties.

  They generate income and profits via market appreciation of their assets. That could include things like rent payments from properties they own outright or a rent payment that exceeds their own mortgage payment on that property.

  For example: An REIT buys a property for $100,000. Their mortgage payment is $1,500 a month. They are able to rent it out for $2,000 a month. That $500, minus overhead expenses, is profit for the REIT – 90% of which must be paid back to shareholders by law.

- **Mortgage-based**

  Mortgage-based REITs provide capital to borrowers much like a bank does. They generated returns via interest paid by the borrower during repayment.

Unlike the 'order' (investment acquisition strategy) which is either/or, asset types can be diversified within an REIT.

Two Harbors Investment Corp, for example, engages in both mortgage-backed securities as well as owns a portfolio of properties. Its income is generated by a combination of rent, asset appreciation, and interest paid on mortgages it holds.

Family: Real Estate Sectors

Family: Real Estate Sectors

Lastly, within the real estate market, there are sectors.

Examples of real estate sectors include:

- Residential
- Commercial
- Retail
- Industrial
- Healthcare facilities
- Data centers
- Telecommunications infrastructure

The sector in which a REIT operates can have a huge impact on the bottom line, and the performance of each sector can vary year over year.

A retrospect of 2020 demonstrates just that. As millions of workers across the world were sent to work from home, office buildings and retail storefront worldwide stood empty as leases lapsed and were not renewed.

As a result, office REIT's year ended with a net loss of almost 20%. Around this time last year, office REIT investors were celebrating 30%+ returns.

Meanwhile, e-commerce demand skyrocketed. In May of this year, even fast shipping MVP Amazon had to remove non-essential items from its 2-day prime delivery schedules.

All that demand meant the need for shipping fulfillment centers, part of the industrial sector, increased significantly. HappyNest has an industrial property in its portfolio, currently leased by shipping logistics company FedEx, that is enjoying this appreciation.

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FLAGSHIP
FLAGSHIP
CVS
FLAGSHIP
FedEx Freight
Fremont, IN

Properties in HappyNest's real estate investing portfolio.

Choosing The Right REIT For Your Investment

At the end of the day, every investor wants to protect the value of their investment and gain a little alpha along the way.

Though 2020 wasn't the best year for REITs as a whole, some sectors thrived. Even for those that didn't, as the old saying goes: Buy low, sell high. The dip in performance could prove to be a great entry point. REITs have historically outperformed stocks and other asset classes consistently.

Successful REIT investments are often the product of accurate predictions of what comes next.

HappyNest remains confident in its portfolio of properties' ability to weather – and even thrive – in the upcoming year. Are you ready to start investing in REITs?


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MARKETS 12.21.2020

5 Real Estate Market Predictions For 2021

Urban flight, office vacancies, and a housing shortage are all in the cards.

BY HAPPYNEST



As 2020 draws to a close, we share our real estate market predictions for the year ahead.

As 2020 draws to a close, we share our real estate market predictions for the year ahead.

Well, we think everyone can agree that 2020 was full of surprises.

This year spared no industry from a barrage of audibles, the full impact of which remains to be seen. As the year draws to a close, it's about that time of year to look back at trends that emerged and make predictions about what comes next.

Longstanding real estate market trends that had held steady for over a decade saw sharp reversals. But are these circumstantial blips on the radar, or harbingers of a societal restructuring?

We look for clues to forecast real estate market trends for 2021.

Rent in big cities will drop

Up until this year, rents across the nation had been climbing steadily higher quarter over quarter for almost ten years. 2020 interrupted that: Rental prices in some of the hottest housing markets cooled in the second half of the year.

There were two key catalysts for the drop. Firstly, a huge portion of the workforce went home. For the first time, employees were longer restricted to a radius close enough to the office for a daily commute. Secondly, interest rates dropping to zero made loans cheaper for prospective home buyers.

For the first time in their lives, Millennials will experience a renter's market.

A renter's market goes hand in hand with an investment property buyer's market.

"In places like Manhattan, many buyers have been priced out over recent decades," says Jesse Prince, Founder and CEO of HappyNest, a real-estate investing app.

"The impacts of COVID may present unique buying opportunities for those risk-tolerant operators willing to bet that effective vaccines are right around the corner, large corporations will begin to repopulate the urban core office markets in the near-term, and business will rapidly return to normal."

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Buyers who picked up rental investment properties during the housing market dip of 2008 enjoyed decade long gains. History might be repeating itself.

Office space will be converted to residential units

Big city landlords aren't the only ones poised for a tough year. Urban flight could have consequences on commercial real estate owners too. Thousands of businesses went bankrupt this year; needless to say, they won't be renewing their leases. Many companies that were better fortified to withstand the turbulence of 2020 announced that their employees can remote work permanently, including headcount heavyweights like Google, Shopify, and Nationwide.

Others welcomed the elimination of a recurring lease expense on their P&L – especially those who found their teams were just as productive at home.

Presumably, the combination of these three factors will leave a dent in the demand for office leases. The question is – how big of a dent?

"Whether or not the current trend of urban flight will reverse in the post-pandemic New World remains up in the air – a risk factor that shouldn't be ignored by developers underwriting any new projects," Prince says.

Even prior to the Work-From-Home Revolution, the transition from suit to sweats was well underway. According to a research report by GetApp, between 2010-2019, the number of remote employees surged 400%.

Landlords in the right municipal zoning might consider converting their buildings into mixed-use, work-loft properties to fill vacancies faster.

"Converting underutilized office space into mixed-use properties is by no means a new strategy, one that proved effective in several urban markets during the recovery from the Great Recession." Prince says.

The months following widespread vaccination will be critical gauges on COVID's impact on office space demand in the coming years. For opportunistic investors, it could also be a rare 'buy the dip' opportunity in the commercial office real estate market.

Increase in demand for flexible lease office spaces

Business owners in new or long-term leases found themselves stuck paying for offices they

Increase in demand for flexible lease office spaces

Business owners in new or long-term leases found themselves stuck paying for offices they weren't using for the lion's share of the year.

As leases draw to an end, business owners across the country will be asking themselves: What value does a shared working environment bring my company and my employees?

In a survey done by Publicis Sapient, only 15% of respondents said they wanted to return to the office full time, 21% said they preferred to work remotely full time, while 64% said they'd prefer a hybrid model with some days in office and some days remote.

Some of those employees just might get their wish.

Workshare spaces are intuitive solutions for what many experts are calling the rise of the Hybrid Work Model. As such, they could stand to benefit as the economy emerges from lockdown – especially in the early phases of reopening.

Businesses, smaller ones in particular, will appreciate the savings on overhead expenses without passing up the benefits of strong team relationships and in-person collaboration.

Other companies endured major economic blows in 2020, and were forced to downsize as a result. A return to a half-full office might prove demoralizing and warrant a location change either way.

With uncertainty still ahead, they may opt for short-term, low-risk leases and smaller spaces until things stabilize.

All of these circumstances could translate into new demand for workshare spaces as a byproduct of the pandemic.

Industrial real estate are poised for double digit growth

2020 brought record growth in the e-commerce sector as stay-at-home orders and pandemic fears made doorstep deliveries the primary means of acquiring goods for large sects of the public.

Though the reopening of retail locations may trigger a pullback in e-commerce activity

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Industrial real estate are poised for double digit growth

2020 brought record growth in the e-commerce sector as stay-at-home orders and pandemic fears made doorstep deliveries the primary means of acquiring goods for large sects of the public.

Though the reopening of retail locations may trigger a pullback in e-commerce activity
worldwide, it's unlikely to fully recede to pre-pandemic levels. Its convenience and wide product availability is sure to have won over former holdouts.

Even prior to 2020, e-commerce was experiencing healthy growth year over year – the pandemic only gave it a boost on its trajectory.

All those orders need to be processed, filled, and shipped from somewhere. That's why industrial real estate, fulfillment centers in particular, are slated to be big winners for years to come.

"It often pays to follow the money. Goldman Sachs, and other institutions, have started taking large positions in industrial assets," Prince notes.

Unlike other types of real estate markets, the upside is all but guaranteed. Major retailers including Amazon, Home Depot, Chewy, and Lowe's have already announced plans to open fulfillment centers.

That makes the industrial sector a highly attractive investment property option with low-risk tenants.

"Industrial services have proven themselves essential during the pandemic. From a cash flow perspective, the risk that your tenant won't pay their rent is reduced significantly," Prince adds.

Purchasing industrial real estate as an investment property is out of reach for many investors. But you can enjoy the upcoming gains with whatever capital commitment fits your budget through crowd investing apps like HappyNest, which has a fulfillment center currently leased by FedEx in its portfolio of properties.

Housing market will continue to gain value

Months-long lockdowns raised some big questions for city renters, who had mostly seen their apartments as places to sleep, change, and store things.

Prior to 2020, they willfully made concessions in square footage to be in the middle of the big

Months-long lockdowns raised some big questions for city renters, who had mostly seen their apartments as places to sleep, change, and store things.

Prior to 2020, they willfully made concessions in square footage to be in the middle of the big city action.

But after just one month of sharing a 300-square-foot apartment in lockdown, 'home' began to feel like a prison cell. Suburbia and small town America never looked so good...and spacious.

Renters leaving the city for some peace and quiet is good news for the housing market. As demand for single-family homes increased in suburban areas, so too did housing prices. Some areas hit record highs.

"People are fleeing urban markets in search of more space for them and their families. It no longer makes sense to pay $5,000+ for a two-bedroom apartment during a lockdown," Prince notes.

Interest rates are expected to remain low through Q1 of 2021, further stimulating the hot housing market. That will help prospective buyers offset the rising list prices of homes.

"Markets are super tight because building has slowed down while demand has increased. High demand coupled with low interest rates are a recipe for higher home values and top dollar for sellers."

As such, it is one of HappyNest's real estate market predictions that the housing market will continue it's steady appreciation trend.

Real estate market predictions long view

With the pandemic yet to be fully behind us, these real estate market predictions are based on trends we already saw emerging in 2020.

The vaccine has the finish line in sight, and the post-pandemic world may finally arrive in 2021.

But if 2020 taught us anything, it's to always keep our heads on a swivel.

Update: Check out HappyNest's real estate outlook predictions for 2022.

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market will continue it's steady appreciation trend.

Real estate market predictions long view

With the pandemic yet to be fully behind us, these real estate market predictions are based on trends we already saw emerging in 2020.

The vaccine has the finish line in sight, and the post-pandemic world may finally arrive in 2021.

But if 2020 taught us anything, it's to always keep our heads on a swivel.

Update: Check out HappyNest's real estate outlook predictions for 2022.

Download HappyNest today on App Store or Google Play.

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STRATEGY 11.20.2020

Think outside the stock market: Alternative investments for 2022

Taking a more expansive view on investment opportunities fortifies your portfolio.

BY TANJA FIJALKOWSKI



Diversify your portfolio with alternative investments.

Those early in their investment journey might take that to mean buying stocks from a few different companies whose operations are uncorrelated.

But that would amount to a basket with some different colored eggs in it, all still bound to the fate of the basket.

Though the stock market is the investor go-to, the rise of algorithmic trading has tangled the performance of individual companies to the market at large.

That's why investors are looking to diversify their portfolio by investing outside the stock market in alternative investments.

What are alternative investments?

It's easier to characterize alternative investments by what they are not. They are not cash, public stocks, and bonds. Consequently, they are generally less liquid and longer-term strategies.

On the upside, they open numerous avenues and opportunities ranging from safe investments with steady yield to high risk-investments with potentially quit-your-job returns. But where to start?

Here are seven of the best stock alternative investment ideas investors can consider.

Alternative investment 1: Private REITs

- Barrier of entry: Moderate
- Risk factor: Low
- Potential returns: Above average

One way to get into the real estate market is through a private REIT. They have all the characteristics of REITs traded on the stock market, except they are privately held.

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One way to get into the real estate market is through a private REIT. They have all the characteristics of REITs traded on the stock market, except they are privately held.

Real estate is widely considered to be a safe and reliable investment over time. Private real estate investment group are also insulated from stock market volatility since the aren't caught up in EFT and other stock collectives.

A private REIT uses pools investor capital to purchase and maintain property. As a shareholder, you buy into that portfolio and enjoy the property value gains.

One of the biggest upsides to investing in property is that it generates income. Most alternative investments require capital to be tied up for an extended period of time, and any profit only comes at the point of selling. Real estate also accumulates profit for the point of sale in the form of market value. But it also had the added benefit of generating income while your capital is invested in the form of rental payments.

Compared to buying investment properties and managing them independently, REITs are a 'set it and forget it' investing strategy that involves zero late-night tenant plumbing emergencies nor tens, if not hundreds of thousands upfront for a downpayment and a commitment to a mortgage.

HappyNest, for example, allows investors to buy in for as low as $10. By investing in HappyNest, you become a partial owner of our portfolio, which includes an industrial shipping facility currently on a 10-year lease with FedEx and a commercial pharmacy on an 8-year lease with CVS.

That means your can build a passive income stream by becoming the landlord of companies you know are good for rent.

Alternative investment 2: Cryptocurrencies

- Barrier of entry: Low
- Risk factor: Above average

Alternative investment 2: Cryptocurrencies

- Barrier of entry: Low
- Risk factor: Above average
- Potential returns: Above average

Right now, there's little doubt the United States in poised for growing inflation in the years ahead. Trillions of dollars were printed and put into circulation without a corresponding growth in economic output.

That's bad news for savers, and impetus enough for investors scrambling to find stable, alternatives to preserving their net worth.

That's at least part of why cryptocurrencies have gained so much traction from investors.

Once considered somewhat of a joke by big-name investors, the attitudes around Bitcoin and other digital currencies has taken a drastic turn in 2020.

With global markets volatile and the future opaque, a currency independent politics, governments, and stock markets look pretty appealing nowadays.

Flagship Bitcoin has trail-blazed for other cryptocurrencies to get on the radar of institutional investors. Major companies like Microsoft, Shopify, PayPal, CashApp, and Amazon (through a third-party app) now accept Bitcoin, with more on the way.

Some of the brightest minds of our time have taken public interest in the space. Their involvement all but guarantees the space's growth for the foreseeable future.

The upside to foreign and cryptocurrencies compared to other alternative investments is that they are highly liquid. You can also invest just a few dollars if you want to, so the commitment level is low.

This stock alternative investment has a promising long-term trajectory that is becoming increasingly difficult to dismiss.

However, there are still challenges ahead. The space will likely continue to

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That being said, the whiplash to those price swings can generally be remedied by zooming out on the time chart. The overall trend is still a steady march upward and forward.

Alternative investment 3: Gold, silver, and other precious commodities

- Barrier of entry: Moderate
- Risk factor: Above average
- Potential returns: Variable

At the end of the day, gold is widely considered to be the best alternative investment of all time. After all, it is the undisputed GOAT when it comes to currency longevity. Silver and other precious commodities like copper,

There are several ways to get into trading these, but gold enthusiasts believe in its long term value as a hedge against the collapse of FIAT currency and/or the stock market.

There's some truth to this claim. As the purchasing power of the dollar declined in the wake of the Great Recession, gold's price went parabolic.


30 Year Gold Price in USD/oz
High: 2070.05 Low: 252.57 ▲1434.78 392.98%
Last Close: 1799.88
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Precious commodity hodlers argue that it has intrinsic value not only in its widespread recognition, but because it also has industrial applications.

On the long term, the upside of gold and other precious commodities has held up for those with patience and long-term horizons. Gold holders had to ensure a major price correction and 7-year sideways period before finally seeing some movement to the upside in late 2019.

Alternative investment 4: Private credit: Private debt

- Barrier of entry: Low
- Risk factor: Above average
- Potential returns: Above average

Peer-to-peer lending cuts the middle man (i.e., the bank) out of lending.

Through platforms like Lending Tree or Peerform, you can lend money (investment) to a person or a business. Then, you play banker and charge interest on repayment.

The returns on private debt can be high – in the double digits.

But for every yang, there's a yin. High potential returns come with high potential risks.

Applicants' risk profiles oftentimes do not meet the loan criteria for standard banks. That's something the private lender (you) have to be willing to take on. If the borrower defaults, well, c'est la vie.

That being said, peer-to-peer lending as an alternative investment idea tends to perform better in economic downturns. That's because banks become more risk averse and tighten their lending criteria.

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tolerance.

Alternative investment 5: Private equity

- Barrier of entry: High
- Risk factor: High
- Potential returns: Max

Embrace your inner hipster: Find the next big thing before it goes mainstream.

That's private equity investing 101.

The key differentiation between private equity and publicly traded stocks is that stake in the company is not available to just anyone.

And just like the sharks, private equity firms generally invest in startups, privately held companies, and companies in distress.

They provide the capital the company needs, either to scale or overcome an obstacle, as well as 'business management services' (for better or for worse).

At the end of the day, the goal of private equity investment is to generate value and return for investors – and a lot of it.

The good news is, according to global capital management firm Bain & Company, private equity investments have generated a 60% higher return on investment compared to the S&P 500 over the last 30 years.

The bad news is that unless you spend your Wednesday afternoons on the golf course, private equity might be prohibitively expensive to get into.

A $250,000 would be on the lower end of the entry price to go through an institution – and to be properly 'accredited." But keep in mind: that buy in is still the coach class, boarding group C of private equity.

Alternative investment 6: Hedge funds

- Barrier of entry: High
- Risk factor: Medium
- Potential returns: High

Hedge funds are similar to private equity. They pool investors' money and make strategic deals they're betting will produce return. They're also similar in that they require investors to be 'accredited' (read: a certified rich person).

Like private equity, a $250,000 minimum investment is par for the course. It can run many times higher depending on the firm.

The key differentiator between hedge funds and private equity is the types of asset investments they make.

Like private equity, hedge funds also buy stakes in private companies. But hedge funds investment strategies are more diversified.

They also invest in public companies, real estate, and tangible commodities that appreciate like gold, fine art, wine, and collectibles (rumor has it the hedge fund manager who bet big on beanie babies in the '90s is no longer in the business).

Big hedge fund managers are the celebrities of Wall St. – Ray Dalio, George Soros, and Bill Ackman. Those with the means to buy into their exclusive club can ride their coattails into the sunset.

Warren Buffett, is not a hedge fund manager. What makes him different? Unlike hedge funds, the average investor can ride his coattails...by buying public shares in his company Berkshire Hathaway – no 'accreditation' required. No wonder he's America's favorite billionaire.

But if you can swing it and meet the accredited investor criteria, hedge funds tend to be pretty hands-off investments. After all...you're outsourcing managing that part of your wealth to someone else.

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Alternative investment 7: Venture capital

- Barrier of entry: Moderate
- Risk factor: High
- Potential returns: High

Venture Capital is what companies need to either kick off or start scaling. It is the earliest round of investing companies get as they start to dial up operations.

You can become a venture capitalist fairly easily thanks to angel investor sites. They allow you to browse through young companies seeking out capital. Many of them aren't asking for millions. Some only need a few thousand to get through a financial bottleneck that's holding them back.

If you're seasoned in the particular industry, you could really hit it big as in the alternative investment space of venture capital.

But it's important to understand that most businesses at this stage do fail, so. you are at risk of losing a large portion, if not all of your investment. Additionally, even if the company you invest in does ultimately achieve great success, the timeline you'd be operating on is long – several years, potentially a decade or more to see real returns from. As far as getting your investment back out earlier than that? Iffy at best.

So while Venture capital might be one of the highest potential alternative investment ideas, it also comes with quite a bit of risk.

Adding alternative investments to your portfolio

Now that you've expanded your view on potential investment opportunities, it's time to consider if branching out makes sense to you.

If you're portfolio is too concentrated in public equities and you want to manage

Adding alternative investments to your portfolio

Now that you've expanded your view on potential investment opportunities, it's time to consider if branching out makes sense to you.

If you're portfolio is too concentrated in public equities and you want to manage your risk, allocating a slice of your net worth to a private REIT or other non-traded investment class will alleviate the pressure – and give you opportunities to catch big wins.


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Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be

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EGGVESTING 11.04.2020

Parents, It's Your Responsibility to Teach Your Kids Financial Literacy

Or the real world will teach them – the hard way.

BY HAPPYNEST



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Parents, it's your responsibility to teach your kids financial literacy or they'll have to learn the hard – and expensive – way

Parents want what's best for their kids, especially in regards to their future.

What a shame then, that one of the most highly correlated predictors of success in adulthood is one of the least talked about topics in the world of parenting – financial literacy for kids.

Financial literacy is on the decline

Financial literacy in the U.S. has been on the decline for the better part of two decades. The consequences of that have been the stuff of headlines.

The problem is likely to get worse: A study released earlier this year by the TIAA found that only 16% of Millennials qualify as financially literate.

And it costs them dearly....literally. On average, millions over the course of their lifetime.

But where there is a problem, there is an opportunity. In this case, that opportunity is that a comprehensive financial education becomes a strategic advantage in life.

After all, who wouldn't want to give their sons and daughters a leg up over 84% of the population?

We all know things aren't getting any easier – let alone what the future holds.

Don't rely on school to teach kids about financial literacy

Only 21 states in the U.S. require personal finance coursework in public schools. Believe it or not, that's actually a significant improvement from just two years ago.

Still, most requirements are minimal. A majority of states have no curriculum in

Don't rely on school to teach kids about financial literacy

Only 21 states in the U.S. require personal finance coursework in public schools. Believe it or not, that's actually a significant improvement from just two years ago.

Still, most requirements are minimal. A majority of states have no curriculum in financial literacy at all.

Like it or not, the reality is that the responsibility of financial literacy for kids falls squarely on their parents.

Financial education in the school of hard knocks

Most people earn their financial education the hard way: A slow, painful process in the strict and unforgiving classroom of the real world.

Lessons here come at a hefty price: deflated credit scores that haunt for seven years, debt that seems to never go down despite monthly payments (that aren't always easy to make, especially in early adulthood), and tricky 'offers' that are essentially financial booby traps.

But in the depths of the convoluted fine print, most of these 'offers' capitalize on money management blindspots.

In recent years, the world of finance has grown even more labyrinthian – predatory even. Many products are specifically designed to exploit (and profit) from widespread gaps in financial literacy.

It's a cruel and costly learning curve.

But parents who understand the importance of financial literacy for kids can flatten that curve. They can introduce basics on how to manage money at an early age. Then they can build on that foundation with more sophisticated concepts over time.

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that curve. They can introduce basics on how to manage money at an early age. Then they can build on that foundation with more sophisticated concepts over time.

Financial literacy during the Wonder Years

Explaining how indexed annuities work to a 2nd grader will unsurprisingly be met with blank stares. But there's no reason we shouldn't expect the same from a young adult who hasn't learned foundational concepts like investing, compound interest, and the importance of taxation timing.

Of course, not all at once. But the earlier a financial education framework is introduced, the more time the investment will have to mature.

Elementary years

As with all things in life, the basics come first and early.

That aforementioned 2nd grader probably can grasp the Bank of Mom and Dad depositing an allowance into an account.

Over time, an allowance account offers many learning opportunities on managing money – from delayed gratification ('you can get the NERF ball now, or wait another 2 weeks to get that bike we saw') to basic principles of fixed income.

Early adolescence

Parents can share visibility into an investment account as children enter early adolescence, such as a college savings account. That way, their preteen can see first-hand how small investments can lead to big payoffs.

Calibrate your expectations: Though they might not seem especially interested at first, once that investment grows into real money, they'll likely change their tune.

This is also a great time to start familiarizing them with things such as personal credit scores.

This is also a great time to start familiarizing them with things such as personal credit scores.

High school

By the time they're in high school, they will have witnessed what Einstein called the 'eighth wonder of the world': The power of compound interest.

From there, it is only a small logical step to understanding how compound interest can work against them in the context of debt.

But nothing quite beats the real thing. High school is also a time where kids start wanting big-ticket items, such as a car or a trip with friends. These wish list items can serve as the basis for the mechanics and implications of debt.

Their financial education can mature in tandem with them.

Parents bridge the classroom and the real world

What makes early exposure to financial literacy for kids so vital is the bridge it creates between the math they learn in school and how it applies in the real world.

Consider compound interest – arguably one of the most important engines in finance – is taught in 7th grade. It is not easy to recall when they're applying for a credit card or deciding how much to contribute to their 401k.

But with first-hand experience watching an investment account grow over time, they're more inclined to make financially savvy choices while time is on their side.

The idea is to find teachable moments along the way – life is chock full of opportunities to deepen your child's financial literacy skills.

Financial literacy isn't just math, it's mindset

Understanding the numbers and math that go into financial products on the market

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Financial literacy isn't just math, it's mindset

Understanding the numbers and math that go into financial products on the market today is an integral part of financial education. The more elusive piece of the puzzle is often the psychology around money management and growing wealth.

Financial philosophies, such as "pay yourself first" and "being poor is expensive," aren't taught in schools, even those that offer personal finance coursework.

But mindset, attitude, and strategy all impact wealth accumulation outcomes. Parents can help their children to see money as a tool, not a master.

Early bird gets the worm

Parents who want to see their children succeed shouldn't rely on the school to teach them financial literacy. Instead, they have to take a proactive approach in their child's financial education.

Perhaps the most important role a parent can play in their child's financial literacy is helping their children bridge the conceptual to real-world application.

As with most investments, time is a variable. But kids have the benefit of time on their sides.

Early investment in financial literacy for kids ensures that when the time comes for them to fly the nest, they'll have a little more lift under their wings.

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them to fly the nest, they'll have a little more lift under their wings.



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EGGVESTING BLOG 10.09.2020

Reach Your Financial Goals With a Diversified Portfolio

BY HAPPYNEST



CASH
BONDS
STOCKS
Derivatives
ETFs
REITs
Commodities
REAL ESTATE
FUNDS

Diversification is a key part of any comprehensive investing strategy.

It's fair to say that deciding where to start or what to do can feel overwhelming with all the investment options out there.

It's fair to say that deciding where to start or what to do can feel overwhelming with all the investment options out there.

Just listen to CNBC, Fox Business, or Bloomberg any day of the week, and you'll hear dozens of opinions about where to invest your money.

"Buy stocks," "buy bonds," "buy gold!" "sell Bitcoin!" "buy real estate" – the options feel endless.

On the surface, the advice can be confusing and, at times, contradictory. Ultimately, they are all hinting at one fundamental piece of advice: diversify your portfolio.

What exactly is diversification?

Simply put, it's the process of spreading your investments across multiple industries and asset classes. You've probably heard the saying "don't put all of your eggs in one basket." As it turns out, this applies, quite literally, to your investment portfolio.

To better understand diversification's benefits, you must first understand modern portfolio theory (MPT) and correlation. MPT argues that an investment should be evaluated on how it affects an overall portfolio's risk and return. This is important because the risk and return profile of one investment can influence an entire portfolio. When you have a diversified portfolio, you will have assets with varying levels of risks, returns, variances, and correlations.

As for correlation, it's the degree of a relationship between two assets. For example, if two assets are perfectly correlated (correlation equals 1), when one asset price goes up, the other increases as well. Likewise, if one goes down, the other will too. A well-diversified portfolio includes assets with low correlation preventing the entire portfolio value from collapsing in bad times.

Integrating Diversification in your portfolio

So, what does a diversified portfolio look like? It includes a mix of real estate, stocks,

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As for correlation, it's the degree of a relationship between two assets. For example, if two assets are perfectly correlated (correlation equals 1), when one asset price goes up, the other increases as well. Likewise, if one goes down, the other will too. A well-diversified portfolio includes assets with low correlation preventing the entire portfolio value from collapsing in bad times.

Integrating Diversification in your portfolio

So, what does a diversified portfolio look like? It includes a mix of real estate, stocks, bonds, treasuries and potentially other types of alternative investments. All these assets have varying risks, returns, and correlations with one another.

For example, Treasuries and bonds generally have lower returns than stocks and real estate. But they can be a good source of steady income. These are your portfolio's lower-risk portfolio stabilizers. Real estate and stocks can provide more significant long-term returns but increase the overall portfolio risk. These assets are your portfolio's growth engine.

According to PREA.org research, real estate and stocks have a low correlation of 0.07. Real estate has a -0.15 correlation with bonds. By investing in all three of these types of assets, your portfolio return is resilient from events that may affect real estate or stocks exclusively. A great example of why this is important is the 2008 Great Recession and the stock market drop in early 2020. Private market real estate did not necessarily lose its value even when stocks declined sharply. In fact, as bond values took a hit during this same period, private market real estate (multifamily, single-family, industrial, and logistics) increased in value. The private market real estate, in this case, stabilized the portfolio value for long enough to allow an investor to maintain their ownership in stocks, which of course, returned to near all-time highs as of the publishing of this article.

A diversified portfolio helps mitigate the effects of unfavorable market fluctuations while still allowing you to take advantage of the bull market runs. At the end of the day, it's important to find the right balance of assets for your risk tolerance. Creating

estate, in this case, stabilized the portfolio value for long enough to allow an investor to maintain their ownership in stocks, which of course, returned to near all-time highs as of the publishing of this article.

A diversified portfolio helps mitigate the effects of unfavorable market fluctuations while still allowing you to take advantage of the bull market runs. At the end of the day, it's important to find the right balance of assets for your risk tolerance. Creating a well-diversified portfolio can help you hit your financial goals faster!

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EGGHEADS 09.24.2020

My Financial Journey: Drew Appelbaum

BY JESSE PRINCE



My name is Drew Applebaum, and I am HappyNest's Director of Customer Support and Engagement.

Are you someone that has pushed off investing until recently? Was watching your savings account "grow" month after month just enough for you to feel like you were saving for that inevitable rainy day? Or is investing just not your thing? If you

Are you someone that has pushed off investing until recently? Was watching your savings account "grow" month after month just enough for you to feel like you were saving for that inevitable rainy day? Or is investing just not your thing? If you nodded, screamed, flinched, or said "yes" under your breath to any of the above, I'm with you.

At heart, I'm a simple man. I don't need fancy things or seven-figure cars. I've never strived to work in finance. The thought of wearing a Patagonia vest to work every day was my nightmare. I simply wanted a decent job where I could have a true work/life balance, with *life* being the focus of that balance. Yet, what I learned quickly was that simple comes with many perks as well as many struggles. Sure, I don't care to ride around in a Ferrari (livin' that Honda dream since 2014).

But I do crave financial freedom. I do not want to be another stereotype where I "live to work" to uphold my life.

So, there I was, all motivated to invest my hard-earned, slow-growing savings account into something great ... but what? I think we can all agree if you listen to too many people, you will find yourself terrified to invest but also terrified not to invest. That's when I learned about HappyNest.

The process was quick, easy, and incredibly user friendly. I had a rough idea of how much I wanted to save within a certain time frame. HappyNest took the guesswork out of it for me. It broke down how much I needed to put in monthly to achieve my goal. The best part – I'm not doing any more or less than I used to with my sluggish savings account, yet my growth is far greater.

Will I become a millionaire overnight? No. The one thing I really appreciate about real estate investing is that it's a slow and stable burn, regardless of what the rollercoaster we call the Dow Jones is doing. For me, I finally have a piece of mine that there is an investment option out there that is working for me and my goals, even if they are simple.

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LEARN 08.14.2020

What you should know about the power of compound interest

BY HAPPYNEST



"Compound interest is the 8th wonder of the world." – Albert Einstein

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"Compound interest is the 8th wonder of the world." – Albert Einstein

Many investors are flocking to real estate investment trusts (REITs) because they're considered a relatively safe and high-yield investment. Some dividends can be 10% or higher and offer the potential for capital appreciation.

Approximately 89% of real estate investors indicate that they will make another investment soon. They also reported compound interest can help them achieve their financial goals faster.

Here's what you need to know about compound interest and how it applies to REIT investing.

What is Compound Interest?

Compounding interest is the concept that your money makes you more money over time when the interest compounds on your original investment and interest earned. Compounding interest creates a snowball effect that can accelerate the value of your investment.

For example, if you invest $1,000 at an annual interest rate of 10%, you will have $1,100 at the end of year one. If you leave the interest earned ($100) and the original investment ($1,000) in your account and earn another 10% in year two, you will have $1,210 at the end of year two.

Fast forward 30 years, while continuing to earn 10% annually and not making a withdrawal on your account, you will have $17,449.4. Conversely, if you decided to withdraw the $100 interest earned every year for 30 years, you would have only received $3,000 in interest (30 years x $100) and still have just $1,000 in your account. In this scenario, the effect of compounding interest generated more than four times the amount of money compared to making annual withdrawals.

How Can You Use Compounding Interest to Your Advantage?

Compounding interest takes patience but is not difficult to use to your advantage. Most REITs and brokerage platforms offer a dividend reinvestment plan (DRIP). By enrolling in a DRIP, you are reinvesting your dividends back into the REIT or stock that you own. Over time, you will own more shares of the REIT or stock. The dividend payments will become greater (assuming consistent dividend payments over your investment period). When you redeem your shares in 5, 10, 15, or 30 years, you will see the fruitful effects of compounding interest.

Why Does It Matter?

If you don't harness the power of compound interest, you may be cutting yourself short of your actual earning potential. Non-accredited and passive real estate investors are already generating a massive amount of wealth using the power of compounding interest by investing in REITs with DRIPs. If you're looking to maximize your investments' value, compound interest can help accelerate your portfolio's growth over time. To learn more about compound interest, speak with one of the professionals at a commercial real estate investment company. Ask them how you can reach your financial goals faster by harnessing the power of compound interest.

Why Does It Matter?

If you don't harness the power of compound interest, you may be cutting yourself short of your actual earning potential. Non-accredited and passive real estate investors are already generating a massive amount of wealth using the power of compounding interest by investing in REITs with DRIPs. If you're looking to maximize your investments' value, compound interest can help accelerate your portfolio's growth over time. To learn more about compound interest, speak with one of the professionals at a commercial real estate investment company. Ask them how you can reach your financial goals faster by harnessing the power of compound interest.


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LEARN 08.07.2020

What Are Real Estate Investment Trusts (REITs) and Why Should You Care?

BY HAPPYNEST



Real Estate Investment Trust 101

Real estate investment trusts are a companies that owns, operates, or finances properties. The

Real Estate Investment Trust 101

Real estate investment trusts are a companies that owns, operates, or finances properties. The properties can range from homes to hotels, malls, offices, medical buildings, or any other real estate type.
Investing in REITs can be a great way to generate passive income and build wealth through real estate. Perhaps that is why nine out of 10 investors add real estate to their investment portfolio. If you want to diversify where you put your money to grow it steadily over time, you can buy shares of a REIT.
Of course, you might be thinking that your portfolio is already diverse, with a mix of stocks and bonds. Why add REITs into the mix? There are several reasons.

REITs Can Be Affordable Ways to Get Into Real Estate Investing

Let's say you want to invest in real estate. That's a great goal, but it might take a lot of capital to get started and purchase a property substantial enough to generate cash flow. After all, if you are only beginning your real estate investing career, you're probably going to purchase just one property at a time.

Rather than wait until you have enough property to start seeing regular returns, you can use an app for investing in commercial real estate and jump right into the REIT world. No-fuss, no muss, and it's economical, too.

REITs Can Generate Steady Income Streams

As you may have heard, real estate tends to outperform the stock market over the long-run. A real estate investment trust often provides dividend distributions, that can then be reinvested through dividend reinvestment plans (DRIPs). By reinvesting your dividends back into the REIT, you are purchasing more shares of the REIT. That increases you future potential dividend payouts.
When it comes time to start reaping the benefits of your investment, you could potentially realize a significant stream of income. And that's good for your retirement years.

The Stock Market Has Less Effect on Public Non-Listed Real Estate Investment Trusts

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The Stock Market Has Less Effect on Public Non-Listed Real Estate Investment Trusts

Are you concerned about stock market volatility when it comes to distributing and managing your investment portfolio? Public non-traded REITs tend to fluctuate in value less than other publicly traded REITs and stocks when the market takes a tumble.
Although no investment is entirely immune to market swings, public non-traded REITs are more closely aligned with a pure-play real estate investment and can be less volatile. If your risk profile leans toward taking fewer chances, download one of the best investing apps and look into a public non-listed REIT.

Professional Management Teams Oversee the Commercial Real Estate

Let's say your friend tells you he's buying up tons of commercial property for sale in the area and wants you to be an investor.
Sounds good-in theory.
In practice, your arrangement could end up a nightmare, especially if your buddy isn't a smart money or property manager.
Real estate professionals manage REITs. This means that they'll treat your investment like you would, with care and diligence.

The SEC Has Oversight of All Types of REITs

If you choose to invest in a publicly traded or public non-traded REIT, you have the SEC overseeing financials of the REIT. In other words, you don't have to wonder if the REITs are in compliance. They must legally follow SEC regulations. If they don't, they risk losing their REIT status and could run into legal trouble. This provides you with security that you may not get investing in private equity or a private REIT.
Your desire to invest in real estate, even if you can only invest in real estate with $500 or less, makes sense. Over the past 20 years, Real estate investment trusts have proven to be the right fit for investors of all ages, from Generation Z to Baby Boomers. Download a real estate investing app today and have fun exploring the wide world of REITs.
For a more in-depth article on the details of real estate investment trusts, read more here.


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EGGHEADS 07.24.2020

How I Learned About Real Estate Investing

BY HAPPYNEST



By: Melissa Etezadi, HappyNest PR and Content Manager

Like many novice investors, I was told at a young age the only way to save money for retirement was to invest in your 401(k), open an IRA, and of course, invest in the stock market. Growing up, I remember watching my dad emotionally react to the twists and turns of the Dow. His mood would

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By: Melissa Etezadi, HappyNest PR and Content Manager

Like many novice investors, I was told at a young age the only way to save money for retirement was to invest in your 401(k), open an IRA, and of course, invest in the stock market. Growing up, I remember watching my dad emotionally react to the twists and turns of the Dow. His mood would fluctuate as the market would swing from high to low. We knew as kids if the numbers on the tv are red, it's not the time to ask for money.

It wasn't until I graduated college with over $100,000 in student loan debt, and a mediocre first paying job, that I realized I needed to find new ways to diversify my portfolio and grow my nest egg. The real question, though, how? I decided to take to the internet – it's here where I learned about investing in real estate.
So, what makes real estate worth investing in? Unlike traditional investments such as stocks and bonds, real estate is not tied to the stock market's volatility and fluctuations. Real estate is a tangible asset, so it relies on the economics of a local market instead. There have been many situations where the stock market has been in a downturn, while real estate investments' value was on the rise.

I learned that real estate is a less liquid asset, so it takes longer to convert to cash. This is one of the main reasons many financial experts stress the need for a balanced portfolio of real estate, stocks, alternative investments, and bonds. In the finance world, it's called diversification.

My investment journey was slow. I did not invest in some fantastic stock that turned into millions overnight or purchase a $5M CVS Pharmacy or apartment building. I researched the subject and visited popular sites such as www.reit.com, www.investopedia.com, www.daveramsey.com, and www.myhappynest.com to help learn the terminology.

Real estate investing for beginners: REITs

After exploring all my options, I decided to buy shares of REITs. They seemed to be the best way to gain exposure to real estate investing without all the maintenance requirements.
I learned that REITS are a long-term investment and traditionally pay 3, 4, or even 5% dividends, helping me double my investment over time. My goal is to continue growing my wealth by maintaining a healthy portfolio of diversified investments. My goal is for me children to not have to see me go through the stress my father did.

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Real estate investing for beginners: REITs

After exploring all my options, I decided to buy shares of REITs. They seemed to be the best way to gain exposure to real estate investing without all the maintenance requirements.
I learned that REITS are a long-term investment and traditionally pay 3, 4, or even 5% dividends, helping me double my investment over time. My goal is to continue growing my wealth by maintaining a healthy portfolio of diversified investments. My goal is for me children to not have to see me go through the stress my father did.


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EGGVESTING BLOG 07.16.2020

Real Estate Investing Tips for Beginners

BY HAPPYNEST


REAL
ESTATE

Whether you love your career and are looking for a secondary source of income or are thinking about changing careers and looking for financial stability, investing can help you achieve both. Here are some real estate investing tips for beginners.

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Whether you love your career and are looking for a secondary source of income or are thinking about changing careers and looking for financial stability, investing can help you achieve both. Here are some real estate investing tips for beginners.

Investing may sound scary, but it can be a lucrative, stress-free, and even fun activity for you and your family when done correctly. And you don't have to put up your whole life savings or take on decades-long mortgages to get started either. That is a terrible idea. Instead, take an educated approach by researching investing options and consider investing in real estate to diversify your portfolio.

For the last 20 years, real estate has outperformed the stock market approximately 2-to-1. As long as you have a little money to invest, you can start making some tremendous financial improvements. Here is how to start.

Research the best apps for real estate investors

People have been investing in real estate long before apps were ever a thing. Now, there are plenty of apps for real estate investing that are easy to use and understand.

Many people are too intimidated to start investing in real estate because they think they'll have to shell out tens of thousands of dollars to do so. That couldn't be farther from the truth. In fact, with as little as $10, you can break into the real estate market.

Sure, the more money you put in, the more you'll get out — but starting with a small percentage of your disposable income and some quality apps for real estate investors can help break you into this lucrative industry.

After you've downloaded an app and tossed some money in, you'll be invested in real estate. Then you can set weekly or monthly recurring investments to grow your account value, and your real estate investing nest egg will begin to grow.

Get your finances in order

market.

Sure, the more money you put in, the more you'll get out — but starting with a small percentage of your disposable income and some quality apps for real estate investors can help break you into this lucrative industry.

After you've downloaded an app and tossed some money in, you'll be invested in real estate. Then you can set weekly or monthly recurring investments to grow your account value, and your real estate investing nest egg will begin to grow.

Get your finances in order

Again, you don't need $50,000 to start investing in real estate. But you do need some extra cash on hand so you're not risking too much on these ventures. Though investing in real estate has plenty of upsides, it's still a fallible market.

Research everything and start small

Finally, no matter how much you know about investing in real estate, you should always be trying to learn more. Do as much research as you can and make sure you're comfortable with the real estate before you start putting money into this sector. Also, make sure you're starting with smaller projects. You can — and should — invest in commercial real estate, but don't search for gigantic properties right off the bat.

If you're excited about breaking into this sector and want to invest in real estate, make sure you're doing plenty of research, saving money, considering top investing apps, and working alongside a trusted investment company to answer all your questions.


Start investing in
real estate for

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If you're excited about breaking into this sector and want to invest in real estate, make sure you're doing plenty of research, saving money, considering top investing apps, and working alongside a trusted investment company to answer all your questions.


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PERSONAL FINANCE 06.18.2020

How to Make Passive Income Through Real Estate Investing

BY HAPPYNEST



We all know that it's wise to put in the effort to create multiple streams of income rather than depending on a single stream of income to fund your life. After all, you

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We all know that it's wise to put in the effort to create multiple streams of income rather than depending on a single stream of income to fund your life. After all, you never know when one job or income source might fizzle out, leaving you high and dry. For this reason, the prospect of creating a passive income stream is quite attractive to everyone.

One of the best ways to make passive income is by investing in real estate. Were you aware that residential real estate as an asset class is a $29 trillion market, and the commercial sector adds another $10 trillion? If you're new to the world of investing or real estate (or both), you're probably wondering how you can make the most of this opportunity. Here's how you can get started on generating passive income by investing in real estate.

Do Your Research First

Just as you wouldn't rush into investing in some business or company without first understanding them, you should never rush into real estate investing without first doing your research. First and foremost, learn everything you can about the target market. What is the average sale price of a variety of properties in the area you're considering for investments? What kind of extenuating data relating to the local economy, workforce, and population might impact real estate value? Understanding the market will give you a leg up on the competition, ensuring your success in growing your passive income and cash flow.

What is passive income? Simply put, passive income is any source of income that earns money for you while you sleep. In other words, passive income puts money in your wallet over time without you having to log hours for it. Of course, most passive income, including that earned from investing in real estate, take some work upfront. But once the foundation is set, you can sit back and collect your money every month.

Whether you're looking to make use of one of the top investing apps such as the

your wallet over time without you having to log hours for it. Of course, most passive income, including that earned from investing in real estate, take some work upfront. But once the foundation is set, you can sit back and collect your money every month.

Whether you're looking to make use of one of the top investing apps such as the HappyNest app to invest in their commercial property portfolio. You might want to set a realistic goal, and be prepared to do some research to get started.

Create a Goal and Vision for Yourself

You won't get far without the right mindset. It would help if you considered your reasons for investing before diving too deep into the specifics. Do you have a goal in mind that's related to financial independence for you or your family? Are you just looking to create extra income to put towards a large purchase in the future? Answering these kinds of questions for yourself can give you a much clearer mental roadmap of where you are and where you want to be with your investments.

Make Use of New Technology For Easy Investing

Finally, it's helpful to know that new technology has made investing more accessible. With real estate investing apps like HappyNest, you can get started right away without much money upfront. Real estate investing apps allow you to adjust investments on the fly. You can also access your portfolio from the comfort of your smartphone. Making use of such technologies makes investing easy and convenient.

Generating passive income by getting started in investing in real estate represents an excellent opportunity for new and experienced investors alike. Even if you're not entirely comfortable with the process, we hope this helped shed light on some of the most basic steps to real estate investing.

If you're wondering how you can make use of the HappyNest to fund your dreams, or if you're looking for some more information on what HappyNest does and how we can help you, then please don't hesitate to reach out and get in touch with a

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an excellent opportunity for new and experienced investors alike. Even if you're not entirely comfortable with the process, we hope this helped shed light on some of the most basic steps to real estate investing.

If you're wondering how you can make use of the HappyNest to fund your dreams, or if you're looking for some more information on what HappyNest does and how we can help you, then please don't hesitate to reach out and get in touch with a
member of our team. We can't wait to help you start earning passive income by using the HappyNest app to invest in real estate!


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MARKETS 06.05.2020

How to Get Into Real Estate Investing

BY HAPPYNEST



Over the next 18 months, the vast majority of real estate investors plan to increase their allocation of capital into real estate. If you've made most of your investments in the past in the stock market, you may be thinking of diversifying your income through a real estate investment app. What options should you consider? Here are the top 3 ways to invest in real estate in 2020.

How to get into real estate investing

1. Buy A Rental Property

One of the best ways to increase your monthly cash flow is to buy a rental property. When searching for a property, do the math. Make sure the monthly rent you will receive is more than the monthly mortgage, property tax, and insurance combined. Some real estate investment apps allow you to search for properties for sale, and may even tell you the monthly rent and expenses associated with the property.

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1. Buy A Rental Property

One of the best ways to increase your monthly cash flow is to buy a rental property. When searching for a property, do the math. Make sure the monthly rent you will receive is more than the monthly mortgage, property tax, and insurance combined. Some real estate investment apps allow you to search for properties for sale, and may even tell you the monthly rent and expenses associated with the property.
One drawback to buying a rental property is the upfront cost and day-to-day management. To ease the stress of dealing with tenants, you may want to consider hiring a property management service to oversee the rental property's daily operations. Purchasing a rental property can be a lucrative investment, and rental rates have been on the incline for over a decade.

2. Flipping Houses

Flipping houses can be a risky but rewarding investment. You'll need to hunt down bargain homes that require some work, but therein lies the upside in your investment.
Once you make any necessary repairs, you can potentially resell the property for a profit because the property will gain value.
Look into a homes in foreclosure. They are often great bargains. Down-payments on foreclosures can go as low as $500 down.

3. Real Estate Investment Trusts

If you'd like to take a more passive approach to real estate investing, you may want to consider Real Estate Investment Trusts (REITs). REITs are companies that own, operate, or finance real estate. Publicly traded REITs are bought and sold on exchanges. Public non-traded REITs are bought and sold through brokers or directly from the REIT itself.
There are three types of REITs: equity, mortgage, and hybrid; Equity REITs own and manage properties. Mortgage REITs lend money to real estate owners and operators to purchase properties. Hybrid REITs are a combination of both. Generally, all of them offer high yields relative to other types of investments and they don't require tons of money up front.
Real estate investing is an excellent way to build residual income. You can start investing today with a real estate investment app that you can easily download online. As with any investment, be sure to do your due diligence and understand the risks associated with investing.

3. Real Estate Investment Trusts

If you'd like to take a more passive approach to real estate investing, you may want to consider Real Estate Investment Trusts (REITs). REITs are companies that own, operate, or finance real estate. Publicly traded REITs are bought and sold on exchanges. Public non-traded REITs are bought and sold through brokers or directly from the REIT itself.
There are three types of REITs: equity, mortgage, and hybrid; Equity REITs own and manage properties. Mortgage REITs lend money to real estate owners and operators to purchase properties. Hybrid REITs are a combination of both. Generally, all of them offer high yields relative to other types of investments and they don't require tons of money up front.
Real estate investing is an excellent way to build residual income. You can start investing today with a real estate investment app that you can easily download online. As with any investment, be sure to do your due diligence and understand the risks associated with investing.


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PERSONAL FINANCE 05.21.2020

Tips for Finding the Best Apps for Investors

BY HAPPYNEST



How does the super-rich attain that kind of wealth? Among other financial decisions, they tend to invest in real estate. Around 15% of most ultra-wealthy individuals' portfolios involve real estate investments, according to figures compiled



How does the super-rich attain that kind of wealth? Among other financial decisions, they tend to invest in real estate. Around 15% of most ultra-wealthy individuals' portfolios involve real estate investments, according to figures compiled by Campden Wealth and UBS. Even if you're not among the wealthiest people today, you can get closer to joining their ranks by leveraging the power of your smartphone and downloading the best apps for investors.

Tips for Finding the Best Apps for Investors

Of the many apps for real estate investors, which should you choose? You have plenty of options, which can get a little confusing. However, the best investing apps tend to have the same qualities.

First, the best apps have a proven track record. In other words, people are making money. Poke around the companies website and read the blogs to understand better what they offer. That way, you can be sure that you have the best opportunity to earn residual income that will grow over time.

Next, remember that the best apps for investors explain their investment strategy. The last thing you want is to spend your time guessing about the company's approach to investment. You deserve to get real information, not tons of head-scratching content.

Finally, poke around for investment app reviews and ratings. Read through them to find out how other people are enjoying the app, right down to its user interface. After all, you won't use even the most stellar top investing apps if they're tough to navigate or lock up on your type of device.

Using the Best Investing Apps

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Finally, poke around for investment app reviews and ratings. Read through them to find out how other people are enjoying the app, right down to its user interface. After all, you won't use even the most stellar top investing apps if they're tough to navigate or lock up on your type of device.

Using the Best Investing Apps

Congratulations: You've downloaded the best apps for investors that you feel would pertain to you and your investment risk level. Now, it's time to use those apps to invest in real estate. Otherwise, the app will take up space on your smartphone, which doesn't make sense or make you money.

Start small until you get the hang of the way the app and investing works. For example, you might only want to invest in real estate with $500 or less. Deposit the amount you're comfortable investing. Then, wait a couple of weeks to see what's happening. Remember that it can take time for real estate to pay a dividend. In the interim, consider increasing your investment amount if you have a little extra cash on hand. Eventually, you'll get the momentum going and improve your confidence in working with apps to build your investment portfolio.

Stop assuming that you have to be a multimillionaire to invest in a commercial real estate company. The best apps for investors, including HappyNest, will help you launch your investing journey right from the phone in your hand.

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estate company. The best apps for investors, including HappyNest, will help you launch your investing journey right from the phone in your hand.



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PERSONAL FINANCE 05.14.2020

How to Get Into Real Estate Investing in Your Twenties

BY HAPPYNEST



Hello, future real estate investors! Welcome to the exciting world of real estate investing. As you begin your journey in your twenties, We are here to help you every step of the way as your financial guide.

Hello, future real estate investors! Welcome to the exciting world of real estate investing. As you begin your journey in your twenties, We are here to help you every step of the way as your financial guide.

Almost 85% of millennials think real estate is a good investment, and about 49% interested in commercial real estate investments. Fresh out of college with your first job, you're keen to invest, but limited funds can make the process seem daunting.

Don't worry – We've got you covered with straightforward tips to navigate real estate investing with ease.

Learn the Basics

First, get familiar with real estate investing fundamentals. Read books, listen to podcasts, and follow trustworthy blogs. Knowing the lingo, tactics, and risks empowers you to make smart choices.

Define Your Goals

Determine your short and long-term financial objectives. Whether saving for a down payment, generating passive income, or diversifying your investments, clear goals keep you on track.

Save and Plan

Create an emergency fund, pay off high-interest debt, and establish a monthly budget. Allocate part of your earnings to savings and investments. Every little bit helps when starting out.

Connect and Learn

Network with seasoned investors and real estate pros. Attend local meetups, participate in online forums, and join social media groups. Gaining insights from others is invaluable as you embark on this adventure.

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helps when starting out.

Connect and Learn

Network with seasoned investors and real estate pros. Attend local meetups, participate in online forums, and join social media groups. Gaining insights from others is invaluable as you embark on this adventure.

Try Real Estate Investment Apps like HappyNest

Crowdfunding lets people invest together in property without needing large sums of money. HappyNest offers a simple way for beginners to invest in real estate. With a $10 minimum investment, you can access commercial real estate, diversify your holdings, and grow your wealth over time. HappyNest is user-friendly and ideal for those starting small and dreaming big.

Be Persistent and Patient

Real estate investing takes time, so success won't come instantly. Stay patient, be persistent, and remember that small investments yield significant returns over time. Keep learning and evolving as an investor.

It's Easier Than You Think

Entering real estate investing in your twenties is attainable, even with limited funds. Educate yourself, set goals, and save money. Leverage tools like HappyNest to start investing with minimal capital. Remain persistent, patient, and always keep learning.

You can do this! Your financial future is in your hands. With determination and the right guidance, you can achieve your real estate investing goals. Just remember – start small, dream big, and watch your investments flourish.



It's Easier Than You Think

Entering real estate investing in your twenties is attainable, even with limited funds. Educate yourself, set goals, and save money. Leverage tools like HappyNest to start investing with minimal capital. Remain persistent, patient, and always keep learning.

You can do this! Your financial future is in your hands. With determination and the right guidance, you can achieve your real estate investing goals. Just remember – start small, dream big, and watch your investments flourish.


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INVESTING 05.07.2020

Make Money From Anywhere With Crowdfunding Real Estate Investment

BY HAPPYNEST



According to Forbes, a full quarter of Americans have zero savings in their



According to Forbes, a full quarter of Americans have zero savings in their retirement accounts. Saving up for retirement does not mean working three jobs and surviving on barebones. Passive income is the solution most U.S. households are looking for. Start earning passive income today by using crowdfunding real estate investment apps.

Here are a few things to expect from the best investor apps:

Real estate Investing Apps Are Completely Portable

Whether you are at home or on-the-go, one of the benefits of investing in crowdfunding real estate investment through an app is that you can do it from anywhere. Once downloaded, you can access the applications as long as you have your smartphone or tablet on-hand. These apps afford you flexibility and options. The HappyNest app, for example, enables you to review your investment portfolio and adjust important account settings directly on the app.

Crowdfunding Real Estate Investment Can Be A Side Hustle

What is passive income? Investopedia defines passive income the following way: "Passive income is earnings derived from a rental property, limited partnership, or another enterprise in which a person is not actively involved."

This income is–as you might expect–passive or something you can do with minimal effort. Given Americans' always-busy lifestyle, a form of income that requires minimal attention is a promising prospect. While some employers and the media tout busyness as a status symbol, according to the Atlantic, all of us fall into the trap of rising to meet those expectations and having packed schedules with very little time to spare.

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tout busyness as a status symbol, according to the Atlantic, all of us fall into the trap of rising to meet those expectations and having packed schedules with very little time to spare.

With the best investor apps, earning extra money and doing it while busy is possible. Simply decide how much you would like to invest and leave the rest to the professionals on the investment team. The properties pay dividends, which increase your profits and allow you to diversify your retirement portfolio income.

Support Through The Whole Process

One of the most challenging parts of investing in real estate is not knowing where to start.

A full 89% of Americans are interested in adding real estate to their investment portfolio. Often, a person's interest does not convert to action because they do not understand what to do next.

The best investor apps get rid of the guesswork. Many of these apps walk you through setting up an account, and their investment teams select the best properties for you. If you have any questions, many apps offer full in-app support.

The current facts on Americans' finances may seem grim. In a nutshell:

CNN reports that 60% of U.S. households do not have enough emergency savings for an expense in the $500 to $1,000 range.

A surprising 78% of Americans live paycheck to paycheck, Forbes reveals.

According to USA Today, 42% of would-be parents do not feel financially prepared to have a child.

The good news is that these insights and circumstances are not set in stone. U.S. households can take action to reverse these trends–and they can do it with minimal effort by using real estate investing to earn and save passive income.

for an expense in the $500 to $1,000 range.

A surprising 78% of Americans live paycheck to paycheck, Forbes reveals.

According to USA Today, 42% of would-be parents do not feel financially prepared to have a child.

The good news is that these insights and circumstances are not set in stone. U.S. households can take action to reverse these trends–and they can do it with minimal effort by using real estate investing to earn and save passive income.


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PERSONAL FINANCE 04.17.2020

Why Should You Start Investing in Real Estate?

BY HAPPYNEST


NET INCOME
DULUTH TRADING CO.
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For some people, the subject of real estate investing can be intimidating. In any

For some people, the subject of real estate investing can be intimidating. In any case, there's no doubt that real estate investing is a topic that could use some clarification. While many are curious about investing in real estate, a significant portion of them are hesitant. That's because they don't know how they might benefit from making these kinds of investments. If this sounds like you, then read on to find out why you should start investing in real estate today.

Real Estate Investing Creates Passive Income

The rat race can be exhausting, and it can quickly drain you mentally and emotionally. If you're like so many countless people who are just living paycheck to paycheck, then you would benefit from learning about passive and residual income.

Did you know that residential real estate is a $29 trillion market? The commercial real estate sector adds another $10 trillion?

This $39 trillion of real estate generates a lot of revenue that real estate investors receive in the form of dividends. Setting yourself up for success and collecting some of this cash flow, however, will require some work upfront.

But once you've got your investment portfolio developed, you can sit back and watch your passive income flow in. If you need help or support, you can always consult with commercial real estate investment companies.

Helping You Family Reach Financial Goals

Without financial goals in place, it's challenging to feel like you're making any progress. Setting a goal, such as a fun family vacation or a new entertainment center can provide you with the motivation to succeed. Real estate investing can help you achieve those goals by creating income streams that allow you to grow your nest egg. While you are trying to reach your goals, the extra income from real estate investments can be put towards bills or used to live a better lifestyle.

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Helping You Family Reach Financial Goals

Without financial goals in place, it's challenging to feel like you're making any progress. Setting a goal, such as a fun family vacation or a new entertainment center can provide you with the motivation to succeed. Real estate investing can help you achieve those goals by creating income streams that allow you to grow your nest egg. While you are trying to reach your goals, the extra income from real estate investments can be put towards bills or used to live a better lifestyle.

Investing Companies and Apps Make it Easy

It's helpful to know that commercial real estate investment companies are not how they used to be. Thanks to new customer service models, better technology, and mobile investing apps, it's never been a better time to get started in the world of investing. The best investing apps allow you to get started with as little as $10. Furthermore, modern smartphone investing apps will enable you to make moves and monitor your investment portfolio, all from the comfort of your mobile device. Investing has never been easier, less complicated, or more convenient thanks to these modern technologies and innovations.

If you're looking to start real estate investing, don't hesitate to reach out. Get in touch with a member of our team today. It doesn't make a difference whether you're an experienced or beginner investor; we make real estate investing easy.


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these modern technologies and innovations.

If you're looking to start real estate investing, don't hesitate to reach out. Get in touch with a member of our team today. It doesn't make a difference whether you're an experienced or beginner investor; we make real estate investing easy.


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EGGVESTING BLOG 04.10.2020

My Financial Journey: Peter Romano

BY HAPPYNEST


My name is Peter,
and this is my
financial journey...

My name is Peter Romano, and this is my financial journey.

There are many things I can reflect on when it comes to the things my parents did well while raising us. Yet, what sticks out the most was their never-ending commitment to making sure we understood the value of money.

My name is Peter Romano, and this is my financial journey.

There are many things I can reflect on when it comes to the things my parents did well while raising us. Yet, what sticks out the most was their never-ending commitment to making sure we understood the value of money.

From a young age, every time I asked my mother for something, whether it was a pack of baseball cards, the coolest new album (Fugees 'The Score' for this 80s kid), or a snowboard, she would ask: "do you know how much that costs?"

Trying to show how responsible I was, I'd immediately respond by saying, "Yes! The price is X dollars." What I realize now is that my mom wasn't asking because she wanted actually to know the price. She was asking so I could understand the real price of baseball card, snowboard, or CD.

"No. The price tag says $10, but I must make $14 before taxes to pay for that. Your Fugees album costs me two hours of work. Fast forward through high school, college, and multiple different jobs, I now see how impactful that guidance was on me. I calculate the total cost of everything I buy and relate it back to the number of hours I must work to afford it.

As you can imagine, this can be a little overbearing for my wife when it comes to shopping. I act like a human calculator, but she has taught me you can't put a price tag on love ?

Yet, as life has shown us, being fiscally responsible can only protect us so much. There are things in life that happen that we frankly cannot control. Family members get sick, and people get laid off, families separate, children are born – the list goes on.

These unexpected expenses cannot always be covered by a single stream of income from one job, no matter how much that job pays. Sometimes, it means a family must

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shopping. I act like a human calculator, but she has taught me you can't put a price tag on love ?

Yet, as life has shown us, being fiscally responsible can only protect us so much. There are things in life that happen that we frankly cannot control. Family members get sick, and people get laid off, families separate, children are born – the list goes on.

These unexpected expenses cannot always be covered by a single stream of income from one job, no matter how much that job pays. Sometimes, it means a family must take money from their savings. They may find themselves with nothing left but their weekly incomes. This is one of my greatest fears for my own family, and why I helped launch HappyNest.

By using HappyNest, I've learned that investing doesn't have to be large chunks of money; it can be a steady stream that is as little as $10. In the end, life is really a marathon, not a sprint. By dedicating more of my income to investing in real estate, I am diversifying my income stream. I am preparing myself and my family for a financially stable life – something I hope HappyNest can help you do as well.

My name is Peter Romano, and that is my financial journey.

Connect with Peter Romano on LinkedIn.


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Connect with Peter Romano on LinkedIn.


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STRATEGY 04.07.2020

3 Reasons To Choose Real Estate Investment Funds

BY HAPPYNEST

The vast majority of investors plan to increase their allocation of capital to real estate within the next two years. Actively managed real estate investment funds give investors more affordable opportunities. What benefits can these funds provide you with as an investor?

Here are three reasons to invest in real estate investment funds – and what to look for.

Greater Investment Returns

Some real estate funds give you the ability to reinvest your dividends.

Dividend reinvestment can lead to higher returns from the compounding interest. In turn, this can generate more residual income. Ensure the portfolio is in the hands of an excellent fund manager, because they are a key success factor. Look closely at a manager's overall track record. A successful manager should be happy to provide you with that information.

Portfolio Risk Minimization

An actively managed real estate fund can help provide insulation against stock

Portfolio Risk Minimization

An actively managed real estate fund can help provide insulation against stock market volatility by spreading risk across various types investment classes. The key to risk management is identifying segments of the real estate market that are resistant to stock market volatility. Then, allocate capital accordingly.

For example, opportunities may exist to purchase new commercial real estate such as industrial warehouses that have seen increased demand because of e-commerce. Other possibilities include real estate that addresses affordable housing shortages and even repurposed office spaces for other uses.

When considering actively managed funds to help diversify your portfolio, look for high-quality assets that help mitigate potential risks of investing. Actively managed funds target a wide variety of assets; nevertheless, they are still easily accessible and can generate significant financial returns.

Lower Costs To Capitalize On Trends

Active funds can help you capitalize on trends quickly. These funds invest in real estate and real estate related equities. that allows them to capitalize on short and long term trends. But be careful: As quickly as trends come, they can go, which can affect profitability at these firms.

If you are looking for more opportunities to invest in real estate, actively managed real estate funds can be an ideal option for your portfolio. You can research these funds online or speak with a financial advisor at a commercial real estate company.

An experienced funds manager should be able to help you choose the best investments for your financial situation.

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If you are looking for more opportunities to invest in real estate, actively managed real estate funds can be an ideal option for your portfolio. You can research these funds online or speak with a financial advisor at a commercial real estate company.

An experienced funds manager should be able to help you choose the best investments for your financial situation.


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INVESTING 03.31.2020

Are Real Estate Investing Apps Good Tools for Beginners?

BY HAPPYNEST

Real estate investing is an excellent way to create residual income and improve your financial picture. And thanks to the development of real estate investing tools and other technology, it's easy for anyone to start. Here are a few tips for getting your start in real estate investing, even if you don't have any experience.

Research Top Investing Apps

With the increase of mobile and smartphone technology, the real estate investing space has witnessed tremendous innovation. Smartphones have made the investing process easier for anyone interested. If you're looking to start your real estate investment journey, then exploring some of the best investing apps is an excellent starting point.

As one of the top investing apps for real estate, HappyNest gives you the ability to invest on the go. You can check the status of active investments, purchase shares of a REIT quickly, and monitor growth from one easy-to-use interface.

Learn About Real Estate Investment Basics

While you don't need to become an expert on real estate investing overnight to get

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Learn About Real Estate Investment Basics

While you don't need to become an expert on real estate investing overnight to get
started, it certainly doesn't hurt to learn some of the basics. Thankfully, it's never been easier to find information about real estate investing.

For example, there are many tax benefits received from investing in real estate that help maximize returns. New tax laws that went into effect this year now allow for a 20% deduction of income earned through pass-through entities such as LLCs. With a few hours of research and education, you can learn a lot.

There is a wealth of information freely available online also. Many of the top investing apps offer informative sections and educational modules to help you improve your literacy in the arena of real estate investing.

Knowing your way around terminology and concepts can lead to incredible results for your portfolio in the long run.

Work with Real Estate Investing Tools Designed for Beginners

Whether you're a complete novice, have limited experience, or looking to improve, real estate investment tools are an excellent resource. At HappyNest, we understand that you might not know everything at once. That's why we're one of the top investing apps for beginners.

With the HappyNest app, we are here to help you get started on your journey into real estate investing. HappyNest makes it easy to start investing, whether you're putting in $5,000 or $500. Get in touch with us today for more information.

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for your portfolio in the long run.

Work with Real Estate Investing Tools Designed for Beginners

Whether you're a complete novice, have limited experience, or looking to improve, real estate investment tools are an excellent resource. At HappyNest, we understand that you might not know everything at once. That's why we're one of the top investing apps for beginners.

With the HappyNest app, we are here to help you get started on your journey into real estate investing. HappyNest makes it easy to start investing, whether you're putting in $5,000 or $500. Get in touch with us today for more information.



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EGGVESTING BLOG 03.27.2020

Can Real Estate Investing Bring You Closer to Your Financial Goals?

BY HAPPYNEST

If you're like most people, then you probably have some financial goals that you're working towards. It doesn't make a difference if you're trying to get rid of pesky student loans once and for all, or if you're trying to save up for a once in a lifetime vacation, there's no denying the importance of setting financial goals and doing everything you can to work toward them.

But even the most dedicated people sometimes feel it is impossible to save and make progress. Life's obstacles and bills can get in the way. That's where investing in a commercial property for sale or any other form of real estate offers you some options. Here are just a few ways that real estate investing can move you closer to your financial goals, no matter how lofty they may be.

Real estate investing can create substantial passive income for non accredited investors

If you are going to work and paying the bills, it's easy to feel as though it's impossible to get ahead on your expenses and move closer to your financial goals. If this sounds anything like you, then you can rest assured in knowing that there are many others just like you. Nevertheless, this way of life can be quite suffocating when it comes to your financial goals. That's why you need to create multiple passive

Real estate investing can create substantial passive income for non accredited investors

If you are going to work and paying the bills, it's easy to feel as though it's impossible to get ahead on your expenses and move closer to your financial goals. If this sounds anything like you, then you can rest assured in knowing that there are many others just like you. Nevertheless, this way of life can be quite suffocating when it comes to your financial goals. That's why you need to create multiple passive income streams and set yourself up with assets that provide you with additional income outside of your day job.

Investing in real estate is one of the most reliable ways to generate passive income. Passive income is any form of income that is earned with little to no effort. Some work is required to set up the income stream but after the initial investment, you should be able to sit back and collect.

Investing in one or more properties is a great way to receive passive income, all the while, you work your regular day job. The additional income can help you build towards financial independence or even early retirement.

Using a real estate investment app makes things quick and convenient

Real estate investing is more accessible than ever. According to revealed that the ultra-wealthy invest an average of 15% of their portfolio into real estate. But many people make the mistake of thinking that you have to be rich or brilliant to turn a profit in real estate investing these days. That is far from the truth! Thanks to recent developments in information systems and smartphone technology, it's now easier than ever to get started in real estate investing from your phone.

A real estate investment app can guide you along your financial journey. If you don't know what to do when you're starting, then choosing the right apps can give you the support you need. Furthermore, real estate apps allow you to track your progress and earnings. With real estate investment apps, even the beginner can make tangible progress toward their financial goals without much trouble. Investing in real

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than ever to get started in real estate investing from your phone.

A real estate investment app can guide you along your financial journey. If you don't know what to do when you're starting, then choosing the right apps can give you the support you need. Furthermore, real estate apps allow you to track your progress and earnings. With real estate investment apps, even the beginner can make tangible progress toward their financial goals without much trouble. Investing in real
estate has never been more convenient!

At HappyNest, we are proud to offer a premier app for investing in commercial real estate. With our service, you don't even need much experience or money to get started. When you invest, the real estate investment app tracks your progress. Not sure how to proceed and get started on developing your commercial real estate investment portfolio? Just looking for a little more information on what HappyNest does? No problem! Don't hesitate to reach out and get in touch with a member of our team today. We can't wait to work with you!


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EGGVESTING BLOG 03.19.2020

Do You Need A NEW New Year's Resolution?

BY HAPPYNEST



Many of us make the same New Year's resolutions year after year. But why? Isn't the definition of insanity doing "the same thing over and over again, but expecting different results"? The answer (which some of you already know) is that most people don't stick to their resolutions. Even with the best intentions, many of us fall off the wagon after as little as one month (80% in fact). If you, like some of us, already have failed your New Year's resolution, don't despair! We have some simple tips for setting (and achieving) a new New Year's resolution, and a couple of suggestions for new areas to focus on as you revamp your 2022 resolutions.

Perfecting Your NEW New Year's Resolution

There are a number of reasons why the majority of us fail to achieve our New Year's resolutions. From the psychology behind the word 'resolution' to the unrealistic nature of our goals, few of us set ourselves up for success.

Fortunately, Inc. magazine has outlined seven steps we can take when setting a new New Year's resolution we can actually keep:

1. Create a measurable goal.
2. Identify clear action steps.
3. Set yourself up for success.
4. Plan for obstacles.
5. Start when you're ready.
6. Track your progress.
7. Learn from your mistakes.

Money and happiness

Before we delve too deeply into the specifics of each of these steps, however, let's discuss why we're talking about setting a new New Year's resolution in the first place.

Money and financial habits are the biggest source of stress for Americans, according to research conducted by Northwestern Mutual. Many of us do not budget properly. We do not have an emergency plan nor savings. We rely too heavily

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Money and happiness

Before we delve too deeply into the specifics of each of these steps, however, let's discuss why we're talking about setting a new New Year's resolution in the first place.

Money and financial habits are the biggest source of stress for Americans, according to research conducted by Northwestern Mutual. Many of us do not budget properly. We do not have an emergency plan nor savings. We rely too heavily
on credit cards, ultimately paying the price.

The result? Poor financial health.

> Financial Health: The state and stability of an individual's personal finances and financial affairs. Source: Investopedia]

Poor financial health bleeds into other areas of our lives, putting a strain on marriages and relationships, and even affecting our physical and mental well-being. In fact, 72% of participants in a Financial Stress Survey conducted by the John Hancock financial institution admitted to "worrying about their personal finances at work," with "one in three doing that more than once a week." In 2018, Americans' credit card debt hit a record high of more than $1 trillion dollars, according to the Federal Reserve. And not only are we drowning in debt, but one in four Americans don't have "even a single dollar saved for an emergency."

But does poor financial health really have a tangible effect on us? According to a survey from LendingClub, Americans that report poor financial health also tend to have poor physical health. In fact, these Americans are "significantly less likely to practice healthy physical habits (59% do not get routine check-ups and 60% do not get regular exercise) and are more likely to skip preventative health measures due to cost (38%)." The conclusion? "Bad wealth begets bad health."

'Bad wealth begets bad health'

Indeed, according to the journal of Anxiety, Coping and Stress, the biggest negative impacts of poor financial health include:

Indeed, according to the journal of Anxiety, Coping and Stress, the biggest negative impacts of poor financial health include:

- Depression and anxiety
- Migraines
- Ulcers and digestive issues
- High blood pressure and heart attacks
- Disrupted sleep

Even if more Americans are beginning to recognize the importance of financial health, most financial resolutions aren't helpful. Resolving to "manage finances better," "rethink financial habits," or "save more money," for example, is self-defeating. These kinds of resolutions aren't measurable, don't set out clear steps to take in order to achieve your goal, don't anticipate obstacles, and don't allow you to track your progress in a meaningful way. Essentially, we're setting ourselves up for failure rather than success.

A proper resolution should not be summed up in just a few words. If possible, think of resolutions as goals and establish specific tools to achieve them. Set a timeframe, make sure your goal is measurable, keep track, identify ways to keep yourself accountable, prepare for obstacles–they're inevitable!–and perhaps most importantly, start when you are ready. Choosing an arbitrary start date like New Year's day doesn't make sense if you haven't put a plan in place to achieve your resolutions. Don't force yourself into a failing situation simply because of social pressure.

What Is a Healthy Financial Portfolio?

A healthy financial portfolio is a diversified portfolio. But what is a 'diversified' portfolio? Simply put, diversification is "a risk-management technique that mixes a wide variety of investments within a portfolio." As NerdWallet puts it, diversification means investing in "different assets that aren't highly correlated, meaning they don't move in lockstep. [...] Spreading your money around reduces overall risk by ensuring

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What Is a Healthy Financial Portfolio?

A healthy financial portfolio is a diversified portfolio. But what is a 'diversified' portfolio? Simply put, diversification is "a risk-management technique that mixes a wide variety of investments within a portfolio." As NerdWallet puts it, diversification means investing in "different assets that aren't highly correlated, meaning they don't move in lockstep. [...] Spreading your money around reduces overall risk by ensuring
your portfolio's performance isn't too dependent on any one particular asset."

With that in mind, we want to discuss how real estate investing fits into a diversified financial portfolio–particularly because this frequently is an overlooked investment opportunity. Real estate investing is a great way to diversify your finances, earn more, and ultimately save more. Without help, however, learning the nuances of real estate investing can take some time.

That's why we founded HappyNest real estate app–to provide experienced real estate investors and beginners alike with a simple, easy-to-use way to take advantage of the benefits of commercial real estate investing and provide the education needed for each of you to make the most of those investments.

> Portfolio Diversification: Varying an individual's investments by type (real estate, equities, bonds, etc.) in an effort to reduce the risk associated with investing.

"Another term for 'diversification' is 'asset allocation,'" Michael Crawford, principal and founding member at Nationwide Wealth Management, has said. "Many financial advisors will divide investments by equities and bonds, depending on risk and age. There are other asset classes to consider, including private equity, hedge funds, real estate, and collectibles."

That's where HappyNest real estate app comes in.

Achieve Your *New* New Year's Resolution This Year with HappyNest Real Estate App

HappyNest simplifies real estate investing to make it easy for anyone to diversify

Achieve Your *New* New Year's Resolution This Year with HappyNest Real Estate App

HappyNest simplifies real estate investing to make it easy for anyone to diversify their portfolio. How do you get started? Simply download the HappyNest app to your Apple- or Android-based smartphone, connect your bank account (securely), and purchase shares of a diversified real estate portfolio.

The real estate investment team at HappyNest vets properties under strict guidelines to ensure they add value. Specifically, HappyNest REIT purchases properties that have long term leases, strong tenant credit, and rent growth. This investment strategy creates a strong real estate portfolio that will help keep your real estate investments and financial portfolio sound.

Done right, real estate can be incredibly profitable (in fact, 84% of real estate investors would happily make another investment).

What Will HappyNest Real Estate App Actually Do For Me?

HappyNest is a mobile app that can allow you to unlock the potential of real estate investing, starting with just $10. Download the HappyNest app and use your smartphone to experience the stability, tax benefits, and wealth creation traditionally reserved for those of advanced means. With us, you can own an equity interest in a portfolio of high-quality commercial real estate and continuously receive dividends for years to come.

Download HappyNest for Apple or Android and experience an app that reflects your priorities. Don't miss out on the tools you need to establish healthy financial habits and accomplish your goals.


Happy
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real estate for

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and accomplish your goals.


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EGGHEADS 03.12.2020

My Financial Journey: Jesse Prince, Founder

BY JESSE PRINCE



My name is Jesse Prince, and this is my financial journey.

I often think about the series of events that led me where I am today.

A vibrant childhood (I am the third of four boys), years of playing team sports, a 6-

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My name is Jesse Prince, and this is my financial journey.

I often think about the series of events that led me where I am today.

A vibrant childhood (I am the third of four boys), years of playing team sports, a 6-year-long military career – all formative experiences of being part of something bigger than myself.

It might sound cliché, but bear with me. I think many of you reading this will be able to relate.

The Prince Family principles

You see, growing up, my parents impressed two things upon us:

1. Never live outside of your means, and
2. Do good things.

When the time came for me to fly the nest, so to speak, I enrolled in the United States Military Academy at West Point, in accordance with these principles. (Go Army!)



By serving my country, I could sidestep burdening my family (or my future self, for that matter) with the crushing student debt that burdens so many young Americans today. It was a win-win.

After six years of active duty – including two tours in Iraq – my worldview had fundamentally shifted, to say the least.

Perhaps the biggest challenge of assimilating back into civilian life was that what had once satisfied my

But how?

Lost in combat

Three things serving in the military will give you: Thick skin, lasting life skills, and a deep love for learning.

That, and a paycheck every first and fifteenth of the month.

What the military *doesn't* give you are the skills needed to manage that paycheck effectively. As far as I can tell, schools aren't acing the subject either.

Growing wealth, saving for retirement, building rainy day funds – these might not be the skills you need to survive combat. But you sure as hell need them for a fighting chance at the American Dream.

When my time in the service was over, I found myself in a position I never thought I'd be in – aimless, unemployed, and defeated.

Overnight, I went from a Captain in the Army with command over 120 soldiers, to reading rejection letters from employers due to "lack of work experience" in my parents' basement where I was living.

The transition was jarring and brutal.

I had neither income nor resources. The only thing lower than my self esteem at the time was my bank account balance. It was humbling. It was terrifying.

A lot of grit and a little luck

Fast forward a few months (and a handful of rejection letters).

There I was, standing in my parents' kitchen (staring into my mother's freshly packed refrigerator, oddly enough), when it struck me: "Speak the language of your profession."

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A lot of grit and a little luck

Fast forward a few months (and a handful of rejection letters).

There I was, standing in my parents' kitchen (staring into my mother's freshly packed refrigerator, oddly enough), when it struck me: "Speak the language of your profession."

Of course. Classic Occam's razor: The simplest answer is usually the best one. And as expected, something I had learned in the service would indeed guide my life outside of it.

I started with a list of all the things I find joy in. I've always had a natural interest in real estate – it seemed like now was as good a time as any to explore that further.

Step one, of course, would be to learn the language of the real estate industry. I was essentially starting my career anew. There was going to be a learning curve.

I didn't just want to learn it – I wanted to master it.

I enrolled into graduate school with a Real Estate Finance degree fixed in my crosshairs.

At the same time, I looked for employment in the industry. Every soldier knows you never truly master your craft until you've had real combat experience. After what felt like a lifetime in the reserves, I was more than eager to get my boots on the ground.

Luckily, I stumbled upon a handful of amazing people who helped me do just that.

Building the nest

I'd always known real estate investing was an incredible way to build wealth. However, like most Americans, I didn't exactly have mountains of cash at the ready to drop on investment properties.

Building the nest

I'd always known real estate investing was an incredible way to build wealth. However, like most Americans, I didn't exactly have mountains of cash at the ready to drop on investment properties.

So I turned where many of us do when we need answers to life's pressing questions: Google.

A quick search for *how to invest in commercial real estate without having to front large sums of money for a downpayment* only brought up a GIF with a menacing Jack-in-the-box popping out holding a sign that said "better luck next time."

Okay, okay...that didn't really happen.

But it may as well have, because all I found were real estate investing platforms with high minimum investment requirements ($1,000 or more) and confusing, technical language.

Without access to wealth building investment opportunities, how could everyday people build their financial future?

I thought to myself, "If I, as a professional, am turned off by these platforms, I can only imagine what others are feeling."

And then it hit me. I could satisfy my "do-something-great" drive by helping others live within their means while building wealth.

In other words, I could feed two birds with one scone. That's how HappyNest was born.

My vision was to create a place where everyone – regardless of the financial hand they're playing – can access an opportunity to build their wealth and improve their financial literacy.

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HappyNest takes flight

I gathered the information and resources needed to help HappyNest take flight.

My first order of business was lowering the barrier of entry. A thousand dollars is a lot of money for most people – prohibitive even. It certainly was for me at one time.

Real estate was an investment asset class once reserved for the wealthy. We may not serve caviar or champagne here, but $10 will get you a seat at the table.

I made $10 the entry point because, at one point in my life, that's all I had in my bank account. I like to think that if I could afford it on my worst day, others could also buy into the chance to change their financial futures.

My path hasn't been the easiest, but I'm confident that I am not alone. I hope HappyNest can help you achieve whatever goals you may have.

And that is my most important mission to date.

Thank you for taking the time to read my story.

My name is Jesse Prince, and that is my financial journey.


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NEWS 03.05.2020

We Couldn't Be More Eggcited: HappyNest is Officially Available for Download TODAY!

BY HAPPYNEST

As of today, HappyNest commercial real estate investing app is available for both Apple and Android devices.

Okay, but let's take a step back.

For those of you that don't already know what HappyNest is and what we're about, HappyNest is a mobile commercial real estate investing app that provides everyday people like you and me with access to top-quality, high-performing real estate investments. HappyNest is making the entry into this asset class easier, allowing everyone the ability to truly diversify their investment portfolio.

When it comes to investing, many of us consider the stock market the ultimate (or even only) financial investment option. After all, that's how it's usually portrayed in the media. Without a diversified portfolio, however, each and every one of us risks losing large amounts of money from a dip in the market.

An often-overlooked alternative investment class is Real Estate Investment Trusts (REITs). REITs (pronounced "reets") allow each investor to own a stake in real estate properties that have the potential for both share value appreciation and dividend-

outperformed global stocks, averaging 6.43% per year, compared to just 5.45% for global stocks.

HappyNest Commercial Real Estate Investing App Origins and Mission

Our founder and CEO, Jesse Prince, recently discussed the impetus behind HappyNest: "I created HappyNest so that investors, regardless of their financial means, could achieve their savings and investing goals.

Our easy-to-use mobile app removes all of the traditional barriers to investing in commercial real estate with a $10 minimum investment. It's part of our mission to educate investors about the benefits of having a diversified financial strategy that includes options like real estate investing so everyone can have a brighter financial future."

Traditionally, accessing non-traded REITs has been very difficult for several reasons. Among them: high minimum costs for investing, high management fees, and high front-end load fees.

At HappyNest, we try to do things differently. If you use our app, you'll have access to a high-quality REIT for as little as $10. In addition to the flexible investment options, investment education, and guidance we provide on real estate investment best practices. HappyNest will allow you to:

- **Easily Access a Top Real Estate Fund**. An easy-to-use, intuitive user interface will allow you to set up and manage your accounts quickly and easily.
- **Invest With Flexibility**. Invest in amounts that meet your lifestyle and investment goals. Quickly choose your goals and determine how much you need to invest in order to meet them.
- **Maximize Investment Returns**. Take advantage of reduced fees to ensure your investment dollars are working for you-not an investment manager.

The HappyNest app allows everyone to diversify their portfolio through commercial real estate investment and gain access to an asset class that has proven itself as a secure, high-performing, long-term investment option.

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The HappyNest app allows everyone to diversify their portfolio through commercial real estate investment and gain access to an asset class that has proven itself as a secure, high-performing, long-term investment option.

For more information on our app or our company, visit www.myhappynest.com. Download HappyNest for iOS or Android and start planning for your financial future today.

About HappyNest

HappyNest is an app that allows investors to unlock the potential of real estate, starting with just $10. Experience the stability, tax benefits, and wealth creation traditionally reserved for the wealthy-all from a smartphone-with HappyNest's commercial real estate app. Investors can own an equity interest in a portfolio of high-quality commercial real estate. While they hold, they will continuously receive dividends for years to come. Visit www.myhappynest.com and follow us on Instagram, Facebook, and Twitter for more information.


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Instagram, Facebook, and Twitter for more information.



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EGGVESTING BLOG 02.17.2020

3 Simple Reasons to Get Involved in Real Estate Investing

BY HAPPYNEST



TREASURE CHEST

It doesn't matter whether you are rich or poor. There's no denying the fact that investing in real estate can be an incredibly fruitful decision for your financial future.

It doesn't matter whether you are rich or poor. There's no denying the fact that investing in real estate can be an incredibly fruitful decision for your financial future. Even if you're undecided about investing in a commercial or residential property, just showing interest and thinking about how you can invest in real estate will lead to positive results. With modern-day tools such as the HappyNest app and other technological advances, there has never been a better time to get started in your journey of real estate investment.

Still not convinced? Here are three simple benefits to getting involved in the world of real estate investing.

Real estate investments create passive income for non accredited investors

Have you ever been tired of working at the same job day in and day out?

If you're like most people, then the answer is "yes".

With monthly bills to pay and unexpected expenses, the majority of people can never seem to get ahead on their finances. Thankfully, it helps to know that there are many options a person can pursue on their path toward financial freedom. Real estate investing is perhaps the easiest and most lucrative among them.

Simply put, passive income refers to any income you receive NOT generated by your physical labor. Sure, it may take some time and effort upfront to establish your footing in the world of real estate investing, but once you are set up, the passive income from your efforts will pay off over time. Add in the ease of using a smartphone app such as HappyNest, which allows you to invest in real estate with just $10, then investing in real estate is a no brainer for anyone looking to create passive income for themselves or their family.

Real estate investing can help you reach your

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passive income for themselves or their family.

Real estate investing can help you reach your financial goals

Sometimes our financial goals seem nearly impossible to reach. At times, months and years can pass by without any real progress made to reach them. If you limit yourself to one source of income, then it's quite unlikely that you'll ever be able to graduate to higher levels of regular monthly income. That is why so many people have realized the life-changing power of real estate investing. When you apply the right mindset and willpower, real estate investing can help you reach your financial goals much faster and easier than you would with a traditional lifestyle.

Let's think about a typical savings strategy. Say you save $500 per month in a traditional savings account; it will accrue interest at a low rate, 0.06% APY on average. On the flip side, say you were to take that same $500 and invest it into a commercial real estate portfolio using the HappyNest app. That same amount of money is on track to grow at a much quicker rate. (HappyNest targets a 6% annual dividend). In this way, you can accelerate your timeline toward financial freedom.

With real estate investment apps, investing in real estate has never been easier

Roughly 84% who have invested in real estate indicated that they would make another real estate investment. Finally, you should know that there has never been a better time to start investing in real estate. Not only do real estate investment apps allow you to start with a small amount of money, but they make the investment process easy and convenient. With tools like HappyNest app, you have constant access to your investment portfolio and a range of tools. As you grow more familiar with those tools, you can make even better investment choices in the future.

It doesn't matter whether you're new to real estate investing or not; it's clear to see that there are many benefits, particularly during periods of inflation. Not sure how to begin? Contact us today for more information.

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EGGVESTING BLOG 02.11.2020

A Few Simple Tips to Follow When You're New to Real Estate Investment

BY HAPPYNEST

With so much information out there today, getting into real estate investment can be a source of confusion. If you're new to the subject, then it's likely that you will feel overwhelmed at times.

But you shouldn't let that stop you from acting. Residential real estate as an asset class is a $29 trillion market, and the commercial sector adds another $10 trillion. Investing in real estate is an excellent way to earn passive income and achieve your financial goals. Here are a few simple tips to follow.

Get your goals in line

Many people learn about investing and jump in too quickly. As with any new skill in life, it's wise to take the necessary time to learn some of the basics, and more importantly, to make sure that you have your goals in line. When it comes to personal finance, this is even more important.

Setting up a budget for your real estate investment venture is a great starting point. When you develop a clear picture of your financial landscape, including an accurate assessment of all debts, incomes, and other financial obligations, then you'll have an easier time understanding just how much of your money you can place into real

Of course, it's also helpful to develop some clear goals for your investments. Are you looking to generate enough income to leave your day job? Or are you just trying to make a little bit of extra money on the side? Determining where you stand on these kinds of issues will lead to a greater sense of direction once you get further into the world of real estate investment.

Explore the latest tools and best apps for real estate investment

Even if you're new to the world of real estate investing, it's reassuring to know that there are a lot of new technological tools that you can take advantage of to optimize your investment strategy. Whether you're searching for a commercial or residential property, understanding how to use the best apps for real estate investors will put you in a more advantageous position than you would be if you were to try to do everything on your own.

So how exactly can real estate investing apps help you improve your investment strategy? Well, first and foremost, you should note the fact that the best apps for real estate investors provide you with valuable knowledge and market know-how. Furthermore, the right real estate investment apps allow you to be mobile with your investment portfolio. In the past, it was more challenging to be flexible and nimble with your investments, but now you can access everything from the comfort of your smartphone interface.

Finally, when you work with the best apps for real estate investors, you can get started with a little money. A lot of people make the false assumption that real estate investing is only meant for the rich, wealthy, and upper class. However, when you take advantage of the best apps for real estate investors, you can fund your investments with small, manageable amounts of money. This makes an excellent source of passive income for non accredited investors.

The best time to start was yesterday

Even though getting started investing in real estate can seem daunting at first, by

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The best time to start was yesterday

Even though getting started investing in real estate can seem daunting at first, by sticking to these simple tips, you'll be that much closer to realizing your financial goals and landmarks. Of course, it doesn't hurt to have one of the best apps for real estate investors at your fingertips. When you choose HappyNest, you have access to comprehensive real estate investment services in an easy to use interface. Not sure how to get started? Still have more questions floating around your head? Don't worry. Reach out and get in touch with a member of our team today for more information. We can't wait to help you get your start in the exciting and profitable world of real estate investing.


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EGGVESTING BLOG 02.06.2020

3 Tips For Finding The Perfect Commercial Real Estate Deals

BY HAPPYNEST


DET.
MORT GAGE
PRIVATE EGG
AND THE HUNT FOR THE HOT DEALS

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The majority of U.S investors (89%) are extremely interested in real estate as part of their investment strategies. There are many ways to find commercial property for sale, from hiring a commercial real estate company to browsing through commercial real estate apps. Finding the right real estate can make a big difference in the amount of residual income you can earn. Here are three tips on finding the perfect commercial real estate deals for you.

Consider Foreclosures

Foreclosed properties can be a lucrative way to invest in real estate. Banks are often willing to provide steep discounts to get these properties off their hands. You'll need to do some extensive research with these properties, as many of them may require significant updates and repairs that can impact your investment. You can ask real estate agents for help in finding these properties or search for them using one of the commercial real estate apps you can find online.

Timing Is Critical

Generally, the first offer that comes in for a property is the one that lands the deal. If you see an attractive property, get pre-approval from a bank as quickly as you can. You can set up email notifications with many real estate agents to alert you the moment a property hits the market. Looking for commercial property for sale that's been listed for a long time can also make for an excellent investment. These property owners will be more eager to offer discounts to sell.

Play The Numbers Game

The more properties you look at, the better your chances are in finding the best deal. View your commercial real estate property search as a sales funnel. There may be a ton of potential leads that come in, but only a few will make it to the bottom as an ideal choice. If you look at 200 properties, you may only end up making offers on about eight of them. Of those eight properties, you may only have one offer accepted.

Whether you use commercial real estate apps or a broker to find your real estate deal, you'll be sure to find something that will help increase your profits over time.

accepted.

Whether you use commercial real estate apps or a broker to find your real estate deal, you'll be sure to find something that will help increase your profits over time. Make sure to do your due diligence to make the most of your new investment. The key to your future wealth lies in the decision you make with your next commercial property purchase.


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EGGVESTING BLOG 01.28.2020

4 Ways To Invest In Real Estate Without Buying Properties

BY HAPPYNEST


FRED'S COMMERCIAL INVESTMENT COMPANY
Now the Best
FRED
YOUR RETURN

Real estate is an intriguing investment option that many people consider when planning for their financial futures. Approximately 97% of investors plan to increase the allocation of their capital to real estate within the next 18 months. However,

Real estate is an intriguing investment option that many people consider when planning for their financial futures. Approximately 97% of investors plan to increase the allocation of their capital to real estate within the next 18 months. However, buying and maintaining houses or becoming a landlord can be a turn off for some. Fortunately, there are ways for you to build residual income without dealing with tenants. Here are five ways to invest in real estate without buying actual properties.

Real Estate Exchange Traded Funds

These funds are a collection of bonds and stocks within a single fund. Exchange-traded funds have similarities to mutual and index funds such as low costs and broad diversification. You can invest in real estate investment trusts by buying shares as you would with a traditional stock.

You can also purchase shares in a private REIT. The risk-reward profile of private REITs are a little different. But one of the key advantages is that they generally aren't susceptible to the same degrees of volatility as the stock market is.

Real Estate Notes

Real estate notes allow you to invest at lower costs because you are essentially buying real estate debt through a bank. You will need to perform your due diligence in order to determine if these notes are truly worth buying. Some are able to find great opportunities. If the homes cannot be sold or renovate, you may have trouble getting your money back.

Hard Money Loans

If you have plenty of cash to spare to invest in real estate, you can consider becoming a lender to other real estate investors with hard money loans. You provide the loan directly to the investor and the investor uses it to create a return on your investment. You benefit with investing in real estate this way by not having to participate in the buying and selling process and can free up your time for other income-producing activities.

Online Real Estate Investing

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income-producing activities.

Online Real Estate Investing

You can use an app for investing in real estate or an online website to purchase a residential or commercial property for sale with a company. There are many real estate investment apps available to choose from. This allows you to receive cash flow distributions without having to get your hands dirty. There is no requirement to be an accredited investor to be able to open an account with one of these online real estate companies.

If you are looking to invest in real estate, these above five ways can help you build residual income without extensive home maintenance costs and tenant relationships. You will need to carefully research which ones are best suited for your financial needs before making an investment. You'll get all the benefits of owning real estate without all the hassles that sometimes come with it.


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EGGVESTING BLOG 01.25.2020

3 Ways To Create Passive Income Through Real Estate Investing

BY HAPPYNEST


FOR RENT
FOR RENT
FOR RENT
FOR RENT
FOR RENT
FOR RENT

Real estate investing can be an excellent way to create passive income for investors.
An average of 15% of an ultra-wealthy person's portfolio consists of real estate investments, according to a 2017 study from UBS and Campden Wealth.
How can you use real estate to build a passive income stream for yourself?
Here are three ways to create passive income through residential and commercial real estate.

Real estate investing can be an excellent way to create passive income for investors.
An average of 15% of an ultra-wealthy person's portfolio consists of real estate investments, according to a 2017 study from UBS and Campden Wealth.
How can you use real estate to build a passive income stream for yourself?
Here are three ways to create passive income through residential and commercial real estate investments.

Investment Properties generate passive income

You can create passive income with investment properties by leasing or renting the property to others. Owning these types of investments can provide depreciation tax benefits and value appreciation in the long term. Commercial real estate investments can require a large amount of capital upfront and are often labor-intensive. You will need to manage the property, but it is common for novice investors to hire property managers rather than doing it themselves. You can find these properties by downloading a top investing app on your smartphone for free online.

Private Equity Funds

This type of investment is a collective fund consisting of cash investments made by several investors. They provide extensive diversification with different investment types. There is typically a 2% investment management fee on an annual basis and a performance fee that's usually around 20% of the profits earned. If you are lucky enough to find an investment that seemingly explodes overnight, you can see incredibly large returns on your investment.

Real Estate Investment Trusts

Real Estate Investments Trusts (REITs) distribute 90% of taxable income to shareholders every year. REITs are either publicly traded, publicly non-traded, or private non-traded. Publicly traded REITs are made available for the purchase of shares on an open stock exchange. Non-traded REITs are available through broker-dealers or directly from the REIT itself. Non-traded REITs can provide larger dividends but often have expensive upfront fees. If you want to learn more about what REITs are and how they work, check out our detailed breakdown.
These trusts can also save you money from having to manage tenants or hiring a property manager. They are also exempt from corporate taxes as long as they adhere to specific guidelines set forth by Congress. REIT dividends have the potential to increase over time, as the properties appreciate. You can find these funds by searching for apps for real estate investors on your smartphone.

Build your passive income stream

Investing through a real estate investment app can be an excellent way to build residual income. It's wise to scrutinize each type of investment before making any decisions. Fully understand the risks before putting your money on the line. Diversify your assets. A well-balanced portfolio will help

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Build your passive income stream

Investing through a real estate investment app can be an excellent way to build residual income. It's wise to scrutinize each type of investment before making any decisions. Fully understand the risks before putting your money on the line. Diversify your assets. A well-balanced portfolio will help
reduce your risks and produce stable streams of income for many years to come.


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EGGVESTING BLOG 01.23.2020

What Makes The Right Commercial Property Investment Company Exactly The Right One?

BY HAPPYNEST


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Rental properties are a fantastic investment opportunity, but if you're new to the world of investing, navigating the process can be tricky. To help you avoid any

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Rental properties are a fantastic investment opportunity, but if you're new to the world of investing, navigating the process can be tricky. To help you avoid any potential mistakes, consider working with a commercial real estate advisor. How do you pick the best one? Here's what you need to know to choose the right commercial property investment advisor for you.

What's Their Experience?

When considering a commercial property investment company, you should look for one with an attractive portfolio and strong management team. You will want to know how many years of experience and the overall track record of the agents that work for the company. How much do they know about the current economic trends and other factors that can affect the real estate market? Ask detailed questions and request proof of credentials. Ask for references and follow through with previous clients.

What Are Your Real Estate Investment Goals?

You should have an idea of what your investment goals are before seeking out commercial real estate investment companies. What are you looking to achieve? Are you working towards building residual income?

Are you looking for tax benefits? The new tax laws that went into effect this past year provide investors with a 20% income deduction received through LLCs and other pass-through entities. Knowing what your goals are ahead of time will help you to determine which investment property best meets your needs.

Is Rental Property Management Available?

As a new commercial real estate investor, having rental property management available can be beneficial while you are learning the ropes. Investigate how the company has handled property management in the past. Do they have a big enough

you to determine which investment property best meets your needs.

Is Rental Property Management Available?

As a new commercial real estate investor, having rental property management available can be beneficial while you are learning the ropes. Investigate how the company has handled property management in the past. Do they have a big enough team to handle the responsibilities of multiple commercial properties? Do they have extensive experience with the types of properties you are most interested in? The more experience they have, the more likely that you will receive the return on investment you are looking for.

How Much Does The Investment Company Cost?

Commercial real estate investment companies charge a range of fees, depending on what properties they have and the size of their real estate team. According to SmartAsset, financial advisors typically charge a flat fee in the range of $1,500 to $2,500 for a one-time, financial plan creation. If you'd like the advisor to continue managing an ongoing portfolio, they'll likely charge one or two percent.

How will these fees affect your investment returns? Shop around various companies and compare fees. However, be careful about selecting a company simply because their fees are the lowest. Without the proper experience, you can end up paying more than you bargained for.

Choosing the best commercial property investment company is critical for your success in real estate investment. Do your homework carefully and understand all the terms and conditions before signing any contracts. Your investment is an important decision for your financial future so be sure to choose wisely!



important decision for your financial future so be sure to choose wisely!


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EGGVESTING BLOG 12.16.2019

Investing in Real Estate is Not Just for the Wealthy Anymore

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Real estate investing used to be a fantasy for most people. It was something that only rich people did with their excess money. But thanks to modern world innovations, that is no longer the case. Real estate investing is now accessible to

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Real estate investing used to be a fantasy for most people. It was something that only rich people did with their excess money. But thanks to modern world innovations, that is no longer the case. Real estate investing is now accessible to everyone, no matter your financial wherewithal.

What accounts for this massive shift? Here are just a few of the reasons that investing in real estate properties is no longer just for the wealthy.

Real Estate Investing is a Great Source of Residual Income

It's no surprise that when you invest in real estate, you are building a source of additional, passive income. Sure some work needs to be done upfront to get things rolling. Still, once you're situated, even a single real estate investment can provide an excellent source of passive income for non accredited investors. This is what leads so many investors to continue learning and growing their investment portfolios. 84% who have invested in real estate indicated that they would make another real estate investment.

The Best Real Estate Investing Apps Make Things Simple

It used to be the case that real estate investing was complicated and challenging to understand. This lead to its perception as a thing that was only meant for the rich and wealthy among us. However, thanks to the rise of popular real estate investment apps, investing has never been easier. The best investing apps simplify things so that anyone can get started. It's no longer an outlandish idea to invest in real estate with only $10.

So what advantages do the best investing apps offer to new real estate investors? Well, for one, the best investing apps give investors the option to begin their journey with small amounts of money. Sometimes the thought of throwing your life's savings into one single investment property can seem daunting and overwhelming. It's much more appealing to put some small funds into a property and watch it grow,



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only $10.

So what advantages do the best investing apps offer to new real estate investors? Well, for one, the best investing apps give investors the option to begin their journey with small amounts of money. Sometimes the thought of throwing your life's savings into one single investment property can seem daunting and overwhelming. It's much more appealing to put some small funds into a property and watch it grow, especially if you are new to the world of real estate investing. The best investing apps also provide you with real-time data so that you can track your funds and your investments to plot your next move. It's never been a better time to begin the process of investing in real estate.

Whether you're brand new to real estate investing or not, it helps to have the best investing apps at your fingertips, 24/7. With HappyNest, real estate investing has never been simpler or more convenient. Build your portfolio, track data, and access top investment services all from the ease of your mobile device. Not sure where to get started? Get in touch with a member of our team today for more information. We would love to help you begin your journey into the fascinating, lucrative world of real estate investing!

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EGGVESTING BLOG 12.16.2019

What Should You Do to Prepare for Real Estate Investing?

BY HAPPYNEST


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The world of real estate investing is more popular than ever before. With greater awareness of the benefits of real estate investing and tools such as real estate investment apps, it's no surprise that so many people are eager to get their piece of the pie.

But it's essential to be prepared before you jump in. If you're looking to get started on your first real estate investment, these tips will improve your odds of investing successfully.

Get Your Finances in Order

Before you get too excited and hop into your first investment, it's a good idea to do a complete assessment of your financial situation. Make sure you have adequate funds to achieve the types of goals you have in the investing world.

Make concessions for the following year's taxes and any unexpected expenses that may arise. When you're prepared financially, you are far less likely to make a costly mistake. Consulting with a certified financial planner or accountant may be necessary, depending on the complexity of your particular situation.

Learn About the Market Through Commercial Real Estate Investment Services

While you certainly do not need to become an expert on the commercial real estate market, it helps to dip your toes into the water before committing full stop. Did you know, for example, that since the year 2000, real estate has outperformed the stock market approximately 2-to-1? That's quite an astonishing figure, one that creates even more of an incentive for you to learn about the real estate investing space.

To learn more than you could alone, you keep in mind that there are many commercial real estate investment services that can help you on your journey. You do not have to do it alone. When you work with a reputable local company, you can improve your financial literacy. That will help your build confidence as you delve into the world of commercial real estate investing.

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commercial real estate investment services that can help you on your journey. You do not have to do it alone. When you work with a reputable local company, you can improve your financial literacy. That will help your build confidence as you delve into the world of commercial real estate investing.

Consider Using a Real Estate Investment App

In a technology-first world, it's no surprise that real estate investment apps are on the rise. With the right real estate investment app, you can accomplish a variety of tasks all from your mobile device. That means you can check in on your investment portfolio, get up-to-date information, and plan your next move. A real estate investment app gives you more flexibility to pursue your investment goals than ever before.

At HappyNest, we provide one of the best real estate investment apps on the market. We offer a variety of services and insights that you won't find even among some of the top investing apps. When you add to that our experienced team of knowledgeable real estate professionals, then you have a winning combination. That makes for an excellent experience both for those who are brand new to generating residual income with real estate and for those who are a bit more seasoned. Get in touch with a member of our team today, or consider downloading our ebook for more information.



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EGGVESTING BLOG 12.13.2019

3 Ways To Invest Smarter Using a Real Estate Investing App

BY HAPPYNEST


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One of the most popular ways to make money is to invest in real estate. Approximately 89% of investors in the U.S. are considering integrating real estate into their overall investment strategies. However, real estate investing can be incredibly complicated, expensive, and time-consuming to learn. Using a real estate investing app can make it so much easier to find these properties for you, saving you both time and money. Here are ways that real estate apps can help you become a smarter and more informed investor.

Learning About Investing

There are several real estate investing apps that can provide you with informational tools and resources for making money. These tools include podcasts and guides that cover everything from buying your first property to the ins and outs of house flipping. You can also use search engines and other technology to learn about commercial real estate investment companies and commercial real estate investment services. The more you can learn, the faster you can take this information to become a wiser investor and earn more from your investments.

Researching The Market

Some real estate investing apps can help you find potential properties quickly and easily. Other real estate investing apps let you, text realtors, to find out more information and even submit offers. If you don't want to own or rent out a property, you can consider using a real estate investing app to invest in a real estate investment trust (REIT). Another option to consider is investing with a crowdfunding company, where you can invest in real estate investment trusts or shares of properties.

Handling Finances

Another way some investing apps can help you is managing your real estate expenses. These expenses include items such as property taxes, insurance, maintenance, and investment income taxes. You will be able to view at a glance whether you are making a profit or are in the red. By properly managing all your expenses, you can figure out ways to keep costs down and save more money to

Handling Finances

Another way some investing apps can help you is managing your real estate expenses. These expenses include items such as property taxes, insurance, maintenance, and investment income taxes. You will be able to view at a glance whether you are making a profit or are in the red. By properly managing all your expenses, you can figure out ways to keep costs down and save more money to invest in the future.

The traditional method of running all over town to find real estate investment opportunities is a thing of the past. By using apps for real estate investors, you can find all the information you need right at your fingertips. There are many apps available to choose from. Just search online for what you need, and you can start investing today.

Discover the secrets of successful real estate investing!

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EGGVESTING BLOG 11.22.2019

The Benefits and Advantages of Investing in Real Estate

BY JESSE PRINCE



Whether investing in commercial properties or residential buildings, there are many benefits to becoming a real estate investor. It's also nice to know that you don't

benefits to becoming a real estate investor. It's also nice to know that you don't need tons of money to get started. In fact, when you use services like HappyNest real estate, you can begin your investment journey with just $10.

If you're interested in real estate investing but you're not sure where to start, here's a quick guide to some of the most basic benefits.

Real estate investing is an excellent alternative investment to the stock market

When we think of investing, we often think of the stock market. However, most professional investors agree that while the stock market is on a bull run, it seems to be disconnected from reality.

While no investment is entirely risk-free, real estate investment is an attractive alternative. A big part of that is that real estate has a long history of building wealth for some of the county's wealthiest people.

Real estate is widely considered to be a viable hedge against inflation. Inflation is currently on an aggressive incline which clocked in at 6.2% for the 12 months ending in October 2021. (Source: Department of Labor).

When inflation is high, the Federal Reserve may raise interest rates, which historically causes sell offs in the stock market.

Real estate investing is an excellent source of passive income for beginner investors

For many people who are unfamiliar with commercial real estate investment companies such as HappyNest real estate, the concept of placing their hard-earned dollars into real estate investments can seem like a major risk.

But in fact, real estate investing is one of the wisest forms of investment there is. You could risk playing the stock market, but returns on stocks are far more volatile than investments in physical properties. With real estate investments, you are building a reliable source of passive income. By investing in rental properties where

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Real estate investing is an excellent source of passive income for beginner investors

For many people who are unfamiliar with commercial real estate investment companies such as HappyNest real estate, the concept of placing their hard-earned dollars into real estate investments can seem like a major risk.

But in fact, real estate investing is one of the wisest forms of investment there is. You could risk playing the stock market, but returns on stocks are far more volatile than investments in physical properties. With real estate investments, you are building a reliable source of passive income. By investing in rental properties where
tenants pay monthly rent, you are are. making the income you generated, generate income for you.

Tax Benefits

Tax laws make real estate investment an excellent source of residual income for investors of all kinds. The tax benefits received an added boost from the new tax laws that went into effect this year.

The law now allows for a 20% deduction of income received through pass-through entities such as LLCs.

As an additional tax benefit, many real estate investments allow you to delay the paying of taxes on a property. Of course, you should always consult with an accountant before making any final decisions. Still, there is no denying that the tax advantages of investing in a commercial property or a residential property are both numerous and lucrative.


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EGGVESTING BLOG 11.20.2019

How to Get Started in the Real Estate Investing World

BY JESSE PRINCE



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You've probably heard that real estate investing is a great way to earn extra income and fund your nest egg. There are many benefits to putting your money into vetted real estate properties. So you might be wondering: How you can get started?

Here are a few simple tips for taking your first steps into the profitable world of real estate investing.

Organize Your Finances

Before you get too excited and launch into your first investments, you should take an audit of your personal finances. Far too many people make investments without clearly defining their goals. another common mistake is that they don't or know how much money they even have available for real estate investing. Don't make this mistake.

Even if you crunch the numbers and discover that you don't have as much income for investing as you may have thought, that's far better than taking a blind leap into real estate. Those who set a budget and have clarity of their financial situation will ultimately be more successful when they do get started in real estate investing than those who go in without a plan.

Additionally, taking a full audit of your financial situation – your income, your outgoing expenses, your overall assets vs. liabilities – will be a crucial step in upping your financial literacy as you get started in real estate investing.

Learn the Real Estate Market

It's safe to say that earning income through real estate investing is a trend that's here to stay. You need only to look at the sheer size of the residential real estate market to see that's it a great place to invest your money. While you don't have to become an expert in all the details of the market itself, it does help to do some research on the state of the market, including learning fundamental concepts and

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Learn the Real Estate Market

It's safe to say that earning income through real estate investing is a trend that's here to stay. You need only to look at the sheer size of the residential real estate market to see that's it a great place to invest your money. While you don't have to become an expert in all the details of the market itself, it does help to do some research on the state of the market, including learning fundamental concepts and
emerging trends. Doing so will make you a more informed, better-prepared investor, regardless of which approach you take.

As an asset class, residential real estate is a $29 trillion market. The commercial sector adds another $10 trillion. For experienced investors and new investors, investing in a residential or commercial property is an excellent way to build wealth. In fact, real estate investing is one of the most lucrative ways for independent parties to gain cash flow over time.

Use a Real Estate Investing App

The HappyNest app and similar real estate investing apps make the process of starting your investment portfolio easier than it would otherwise be. In the past, you would have to consult with a broker in person. Even then, you would face hefty commission fees that cut into your take-home profits. With the HappyNest app, you don't have to worry about this. Your account will not diminish your profits, and you can get started with a small sum. Real estate investing apps are getting more popular. They are an excellent option for the beginning investor and the experienced investor alike.

With the HappyNest app, you don't need a lot of money to get started in building your real estate portfolio. The HappyNest app lets you get started with real estate investing for as little as $10. Even if this amount seems too small to make a difference, it adds up over time. If you're interested in using the HappyNest app, you can download it in the App Store. We would love to help you make money and start building your nest egg through real estate investing.

parties to gain cash flow over time.

Use a Real Estate Investing App

The HappyNest app and similar real estate investing apps make the process of starting your investment portfolio easier than it would otherwise be. In the past, you would have to consult with a broker in person. Even then, you would face hefty commission fees that cut into your take-home profits. With the HappyNest app, you don't have to worry about this. Your account will not diminish your profits, and you can get started with a small sum. Real estate investing apps are getting more popular. They are an excellent option for the beginning investor and the experienced investor alike.

With the HappyNest app, you don't need a lot of money to get started in building your real estate portfolio. The HappyNest app lets you get started with real estate investing for as little as $10. Even if this amount seems too small to make a difference, it adds up over time. If you're interested in using the HappyNest app, you can download it in the App Store. We would love to help you make money and start building your nest egg through real estate investing.


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can download it in the App Store. We would love to help you make money and start building your nest egg through real estate investing.


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EGGVESTING BLOG 11.11.2019

How Real Estate Investing Can Help You Move Closer To Financial Freedom

BY JESSE PRINCE

Financial freedom is something that most people want, but few people achieve. Of course, there are many different reasons for this. Some people lack the knowledge or financial resources. Others enjoy some good old procrastination. Whatever your barriers are, it's important to know that you have the power to achieve financial freedom.

One of the best ways to do so in a steady, reliable way is to invest in real estate. While it may seem like a complicated and confusing subject at first. But you'll soon discover that by educating yourself and engaging financial tools, you can start your journey toward financial independence.

Here are a few simple tips to get you started on your journey.

Define Your Goals

Before you get into the nitty-gritty of real estate investing, it's wise to outline your personal goals and benchmarks.

From there, you can reverse engineer the steps you'll need to take to get there.

For example, if you set very aggressive goals, you'll have to allocate more funds every month and be diligent about adhering to your targets. If you give yourself a

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Before you get into the nitty-gritty of real estate investing, it's wise to outline your personal goals and benchmarks.

From there, you can reverse engineer the steps you'll need to take to get there.

For example, if you set very aggressive goals, you'll have to allocate more funds every month and be diligent about adhering to your targets. If you give yourself a
long runway in terms of years to achieving financial independence, you might only need to tuck away a small amount of cash every month. But you'll need to do so over a longer period of time.

Learn, Grow, and Adjust By Using the Best Real Estate Apps

The best real estate apps offer clarity in both their design and their investment options. It's crucial to choose a real estate investing app that allows you to adjust your pacing, strategy, and approach based on your own goals and limitations.

While financial freedom is an attractive idea to almost everyone, the steps required to achieve financial freedom vary. By using investment apps you can stay on top of your path toward achieving wealth by learning about the market and making adjustments as you move forward.

Follow the Habits of Others Who Have Achieved Financial Freedom

You need only to take one quick look at some of the typical habits of those who are wealthy to see that real estate investing is a wise move for anyone who is looking to move themselves and their family closer to financial independence. A 2017 study by UBS and Campden Wealth revealed that the ultra-wealthy invest an average of 15% of their portfolio into real estate.

While real estate investing can cover a range of strategies to provide residual income, some of the most popular choices include investing in a local commercial

Follow the Habits of Others Who Have Achieved Financial Freedom

You need only to take one quick look at some of the typical habits of those who are wealthy to see that real estate investing is a wise move for anyone who is looking to move themselves and their family closer to financial independence. A 2017 study by UBS and Campden Wealth revealed that the ultra-wealthy invest an average of 15% of their portfolio into real estate.

While real estate investing can cover a range of strategies to provide residual income, some of the most popular choices include investing in a local commercial property for sale or using investment services to discover the right properties in any given area. Whatever the case, research the best real estate apps for up-to-date information, investment strategies, and advice from professionals in the field. Whether you're looking to invest in real estate with $10 or $500, knowing that this is a common strategy among the wealthy will give you the confidence you need to continue.

Whether you're brand new to real estate investing or a seasoned veteran, financial freedom is a worthwhile goal. After all, studies have shown that despite popular belief, money does play a role in overall life happiness.

However you approach it, you're going to need find the right tools to give you access to investing opportunities. This is where using the best real estate apps can offer you an incredible advantage. At HappyNest, we pride ourselves on offering one of the best real estate apps available in today's market. Get in touch with a member of our team for more information. We would love to help you take the first steps toward securing your financial freedom through real estate investing!



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of the best real estate apps available in today's market. Get in touch with a member of our team for more information. We would love to help you take the first steps toward securing your financial freedom through real estate investing!



Discover the secrets of successful real estate

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EGGVESTING BLOG 08.15.2019

Skip the lotto - put that money in a solid real estate investment

BY JESSE PRINCE



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Everyone wants to build wealth and have financial stability in their lives. Financial independence? Even better. Whoever said that 'money can't buy happiness,' probably doesn't fully understand how many life stressors can be resolved with money. In fact, for the majority of people, money is the number one stressor in their lives.

Real estate investing is one of the most consistent paths to building real wealth. Yet many people invest in zero-sum games where they will lose their investment with almost certainty.

Real estate investments are not a gamble

Real estate investments are a tried-and-true pathway to financial stability. In fact, nine out of 10 millionaires build wealth thanks to strategic real estate investments.

Have you ever wondered why there are no income restrictions on who can play the lottery, but until recently, only the wealthy could invest in commercial real estate?

We're conditioned to believe it's a worthy investment (and even fun) to throw cash away on something with odds of 1 in 302,575,350.

Yet **we're restricted from accessing most real estate investment platforms that have much better odds**, because of their high minimum investments. The math doesn't add up.

According to the Washington Post, the average amount spent by each American on lotto tickets annually **has doubled since 1995**. There was over **$72.7 billion spent on lottery tickets** in 2016 which amounts to approximately **$600 a year** for the average American lotto player. The truth is, **the lottery is little more than a tax** on middle to working class people seeking a better financial future.

Slogans like "you gotta be in it to win it" and "a dollar and a dream" **make you *think* the lotto can make you rich.** In reality, they're just masking the truth. **It won't.**

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lotto tickets annually **has doubled since 1995**. There was over **$72.7 billion spent on lottery tickets** in 2016 which amounts to approximately **$600 a year** for the average American lotto player. The truth is, **the lottery is little more than a tax** on middle to working class people seeking a better financial future.

Slogans like "you gotta be in it to win it" and "a dollar and a dream" **make you *think* the lotto can make you rich.** In reality, they're just masking the truth. **It won't.**

It's time for us to get smart and stop paying into the system!

Up the odds: Real estate investing is a concrete way to build wealth

If that same lotto player was to **invest $600 a year (or $50 a month) into private market commercial real estate**, in 10 years, they would have accumulated approximately **over $10,000!** That sounds like a lot better deal than losing $6,000, which is what most lottery players will experience.

Perhaps the real estate investors seeking high-quality commercial real estate investments have it all figured out. **You don't have to be a real estate industry expert to experience the same results.**

Our message is simple. **Skip the lotto.** Prioritize **high-quality commercial real estate investment** and grow a nest egg. You'll make all your lotto-playing-friends rethink their strategy too.

Now who's in it to win it?

We can't leave our financial futures up to luck.

Written by Jesse Prince

Jesse Prince is the CEO and Co-Founder of HappyNest and has more than ten years of experience as a real estate investor, advisor, and financial analyst. He is a licensed

We can't leave our financial futures up to luck.

Written by Jesse Prince

Jesse Prince is the CEO and Co-Founder of HappyNest and has more than ten years of experience as a real estate investor, advisor, and financial analyst. He is a licensed real estate broker in NY and has over $500 million in real estate transactional experience. Jesse has earned a B.S. from the United States Military Academy at West Point and a Masters in Real Estate Finance from New York University, graduating with "distinction." Jesse is proud to be a combat veteran and loves watching Army West Point win football games. Go Army! Go HappyNest!


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EGGVESTING BLOG 07.11.2019

The Best Way to Build Your Nest Egg Through Investing in Real Estate

You don't need to take on mortgages or put up huge sums of capital to get in on the growth of the housing market.

BY JESSE PRINCE



Do you fear outliving your budget? Many people do.

But if you start now, you can build a nest egg that provides the lifestyle you want, even after you stop working. But saving up the funds isn't quite enough. You'll need to invest in order to not only put away cash (which is fighting against inflation), but invest it.

Many people default to stocks and bonds. Instead, consider building your nest egg by investing in real estate.

Start With Your Retirement Plan

If you work for a company, your employer probably offers you a retirement plan such as a 401(k) or 403(b). These plans enable you to invest with pre-tax dollars, so you don't pay taxes until you take the money out during retirement. Some companies match your own investment up to a certain percentage. So, if you contribute 5 percent, they add 5 percent, too. That's free money.

You can also save pre-tax dollars in a traditional IRA and post-tax dollars in a ROTH IRA after you reach the contribution limits of your company plan. Most retirement plans limit contributions based on your age and income. So make sure you research the guidelines before making investments.

While many financial institutions restrict the types of investments you can use in their IRAs, some offer Self-Directed IRAs (SDIRAs). SDIRAs enable you to invest in alternative investments, including direct investment in real estate projects. But keep in mind that you can't transfer ownership of real estate you already own to a Self-Directed IRA.

SDIRAs require arm's length transactions, so you can't purchase personal property, like a primary residence, second home or vacation home. You also can't do real

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SDIRAs require arm's length transactions, so you can't purchase personal property, like a primary residence, second home or vacation home. You also can't do real
estate deals with immediate family members.

Build Your Nest Egg Investing in Real Estate

Most employer-sponsored retirement plans and traditional IRAs allow you to make your investment choices only within the plan. Many investors opt for stocks, bonds or mutual funds, but you can also invest in real estate using Real Estate Investment Trusts (REITs).

A REIT or Real Estate Investment Trust is similar to a mutual fund, but you invest money in real estate projects instead of stocks and bonds. The REIT uses the invested funds to buy and operate commercial and residential real estate that generates income. It can also finance real estate deals. The REIT manages properties and collects rents from the building's tenants. Then it pays a portion of the lease payments to Investors in the form of dividends. In fact, REITs have to pay out at least 90 percent of taxable income to shareholders as dividends.

A board of directors manages each REIT, which must have at least 100 shareholders. (No fewer than five shareholders can own 50 percent of the shares). The REIT also has to invest at least 75 percent of its assets in real estate, cash or U.S. Treasuries, and generate 75 percent of its income from real estate. Finally, 95 percent of income has to come from passive sources like rents.

Use Self-Employed and Self-Directed Retirement Plans

If you're self-employed or own your own business, you can use an SDIRA, Solo 401(k), SEP or SIMPLE IRA to sock away money for the future. Each of these retirement plans can hold physical real estate.

Similar to employer-sponsored plans, you can invest with pre-tax dollars. You use the money invested in the plans to buy and operate the real estate projects. Plus, if

retirement plans can hold physical real estate.

Similar to employer-sponsored plans, you can invest with pre-tax dollars. You use the money invested in the plans to buy and operate the real estate projects. Plus, if you reinvest the income produced from the properties, you don't pay taxes until the plan distributes your savings during your retirement years. Again, regulations restrict the real estate deals to arm's length transactions.

Supplementing Your Retirement Plans

In addition to retirement plans, you can build your retirement nest egg by direct investment in real estate. Some real estate investors like to flip properties, but this can be expensive, time-consuming and bank-account-draining if you get stuck with a house that doesn't sell quickly.

A better strategy is to buy properties that generate cash flow. Cash flow means money is left over each month after you collect and pay the mortgage, upkeep and other expenses for the property.

After you retire, you can continue to take the income from rents, or sell it if the property has increased in value. Except in rare cases, real estate value generally increases the longer you hold onto it.

You can avoid the hassles of managing your own real estate by investing in crowdfunded real estate projects or real estate platforms like HappyNest. In fact, HappyNest lets you start investing in real estate with as little as $10.

Get Started Now

Now that you know how to build your nest egg, it's time to get started. No matter which kind of real estate investment you choose, first max out your pre-tax and post-tax retirement plans. Then you can put your additional dollars in the real estate investments that suit you the best.

Chris Brantley, the author, is a freelance writer, who has written about finance and

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Now that you know how to build your nest egg, it's time to get started. No matter which kind of real estate investment you choose, first max out your pre-tax and post-tax retirement plans. Then you can put your additional dollars in the real estate investments that suit you the best.

Chris Brantley, the author, is a freelance writer, who has written about finance and investments since 1998. He has contributed to various financial and investment publications and web sites, including The Motley Fool.

References:

Are REITs Right for Your Retirement Portfolio?

Should Real Estate be Part of my Retirement Plan?

Comparing Self-Employed Retirement Plans: Solo 401(k) vs. SEP IRA vs. SIMPLE IRA

If you'd like to learn more about investing in real estate, download our free ebook.


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EGGVESTING BLOG 11.18.2018

Real Estate Investing for Beginners 101

A quick overview for those just getting their beaks wet in real estate investing.

BY TANJA FIJALKOWSKI



Investing in real estate can provide numerous financial benefits. It is a great way to build a nest egg. Using research tools, such as books and blogs, and asking real estate professionals for advice, beginners can improve their financial literacy and profit from real estate.

Why Invest in Real Estate?

Why Invest in Real Estate?

Real estate is widely considered to be the second biggest investment class – second only to the stock market.

Those looking to diversify their investing strategy outside of the stock market will almost certainly explore real estate as a top option for alternative investments.

Real estate investing provides personal control over wealth along with opportunities for appreciation, cash flow, and dividend income.

How to Get into Real Estate

When you begin the process of real estate investment, first identify your goals. If you need assistance, professional partners can answer your questions. A financial planner or advisor can help you with the first step of determining your readiness as well as a financial plan. A real estate agent with experience in real estate investment properties can also be a big help. Look for someone with commercial experience, or contact a commercial brokerage. Commercial real estate brokers are trained to assist in analyzing commercial real estate investments.

Another way to get into real estate is by joining a real estate investment group. These groups make the decisions for you with your input, and invest your money into a pool with other people. Although note that real estate investment groups, also known as private equity groups, often require investors to be accredited.

Alternatively, another great option for real estate investing for beginners is to buy into a real estate investment trust, also known as an REIT.

An REIT is a form of collective investing. REITs purchase and manage a portfolio of properties. By purchasing shares in REITs, you become a partial owners of the portfolio.

This is a common entry point to real estate investing for beginners, because it doesn't require you purchase the property individually. As you can imagine, that requires a lot of cash upfront. There are several major benefits investing in REITs

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have over owning real estate outright, particularly for beginners.

How to Choose the Right Real Estate Investment

Consider your goals when planning your real estate investment. Questions to ask yourself include:

- What is the term of the lease?
- How much can you invest?
- Is the real estate located in a high quality market?
- What type of real estate is it? (e.g.: commercial, retail, residential, etc)
- If you are considering going the REIT route: who is managing the property portfolio? What is their track record? What are their fees?

If you're a real estate investing beginner considering REITs, we highly recommend you read our in-depth article about REITs and how they work.

Types of Real Estate Investments

Both residential and commercial real estate can be used for investment. On the residential side, owning a home can be considered an investment, especially if you buy in a rapidly growing market. The appreciation will pay off when you sell.

Also, residential homes can be used for short term rentals, via agencies like Airbnb and Homeaway. Some homeowners have opted to purchase a home with a basement apartment or mother-in-law unit that can be rented out for short-term rentals or long-term leases.

Other commercial investments include both residential and commercial properties. Residential real estate means homes and condos and buildings zoned as residential, while commercial property can include apartment buildings, multiplexes, office buildings, industrial buildings, manufacturing space, and income producing properties such as parking lots or retail venues. Another way to invest is by putting money into an exchange traded fund, or ETF. This is a fund that invests in stocks

Other commercial investments include both residential and commercial properties. Residential real estate means homes and condos and buildings zoned as residential, while commercial property can include apartment buildings, multiplexes, office buildings, industrial buildings, manufacturing space, and income producing properties such as parking lots or retail venues. Another way to invest is by putting money into an exchange traded fund, or ETF. This is a fund that invests in stocks issued by real estate trusts, or REITS.

Whatever you decide, owning the property and the entrepreneurial aspect of real estate investing can be lucrative, stimulating and even fun.

Download our Real Estate Investing for Beginners to Take the Next Step


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Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking

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© HAPPYNEST 2023 | Charlotte, NC

Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking statements are subject to the risk factors detailed from time to time in the Company's filings with the SEC, including without limitation, the Offering Circular. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of hereof and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. Before you decide whether or not to invest in the Company, you should read the Offering Circular, including the "Risk Factor" section, and other documents the Company has filed with the SEC for more complete information about the Company and any investment in the Company *Logos are for presentational purposes only. Neither HappyNest Holdings LLC, the Company, nor their affiliates thereof are affiliated with, associated with, sponsored by or endorsed by the respective logo's owner.

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Rising Above: The Journey Behind HappyNest

Watch the journey of Jesse Prince, co-founder of HappyNest, as he provides an inspirational narrative, chronicling his transformative experiences – from enduring the loss of his brother at a tender age, bravely serving in combat in Iraq with the U.S. Army, grappling with financial challenges of his own, and eventually rising above.


04:36

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Rising Above: The Journey Behind HappyNest

Watch the journey of Jesse Prince, co-founder of HappyNest, as he provides an inspirational narrative, chronicling his transformative experiences – from enduring the loss of his brother at a tender age, bravely serving in combat in Iraq with the U.S. Army, grappling with financial challenges of his own, and eventually rising above.


04:36

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HappyNest started with service.

This video is more than just a backstory; it's a testament to resilience, determination, and an undying belief in the power of possibilities. Jesse's journey brings to life the ethos of HappyNest, service to our loyal community, reassuring every small investor that no matter where they are in their financial journey, they have the potential to rise above, to invest, and grow.

We invite you to witness the raw, powerful, and uplifting story that fuels the heart of HappyNest. Let's embrace the spirit of perseverance and the belief that everyone deserves a fair shot at financial growth.

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But will always be about you.

Our team exists to share our excitement over accessible real estate investing with the world. You are the reason we do what we do.

HappyNest offers up to a 6% yearly return on money invested. While other financial apps require your constant attention (and anxiety) as the market twists and turns, HappyNest allows your nest egg to grow over time using the proven power of compound interest.

We want to help you build a stable foundation for financial freedom. We believe at a cellular level that you don't have to be a millionaire to live a financially healthy lifestyle.

Our work ends with helping make possible the future you've always dreamed of. Whatever you're saving toward, save confidently when you invest in your HappyNest.

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At HappyNest, we're not a bunch of industry lifers wearing stiff suits. We're really a lot like you, normal folks who are passionate about what we do. We're also easy to talk to and understand how intimidating real estate investing can be for people just starting out. We're always here to help because we've been there too.

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Our team has over 100 years of combined experience!

We've read all the books and earned all the degrees so you don't have to. Our team brings experience, innovation, and creativity to the real estate investing experience to ensure your plans are in good hands.

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Now that you know what we're about, let's show you what we can do.

Download HappyNest today and start investing in tomorrow.

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Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking

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© HAPPYNEST 2023 | Charlotte, NC

Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking statements are subject to the risk factors detailed from time to time in the Company's filings with the SEC, including without limitation, the Offering Circular. Because of these and other risks, uncertainties and assumptions, undue reliance should not be placed on these forward-looking statements. In addition, these statements speak only as of the date of hereof and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. Before you decide whether or not to invest in the Company, you should read the Offering Circular, including the "Risk Factor" section, and other documents the Company has filed with the SEC for more complete information about the Company and any investment in the Company *Logos are for presentational purposes only. Neither HappyNest Holdings LLC, the Company, nor their affiliates thereof are affiliated with, associated with, sponsored by or endorsed by the respective logo's owner.

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HappyNest

Our Portfolio Learn About Get HappyNest

The HappyNest Dream Team

Over 100 years of expertise, diverse backgrounds, and unique insights form our winning formula for real estate success.

Your journey to financial freedom is well-supported.

The Leadership Team

A dynamic group of passionate visionaries committed to driving innovation and excellence in the world of real estate investing. We are united in our mission to transform real estate investing and empower everyone to reach their financial goals.

Jesse Prince

Co-Founder & Chief Executive Officer

Bio

Leonardo Sessa

Co-founder & President

Bio

Jesse Prince

Co-Founder & Chief Executive Officer

Bio

Leonardo Sessa

Co-founder & President

Bio

Jennifer Lansden

Chief Technology Officer

Bio

Nick Roman

Investor Advocate Director

Bio

Meet Our REIT Board

Our team of seasoned professionals, dedicated to steering our REIT fund with unparalleled investment expertise and implementing robust governance practices to safeguard our investors' interests.

Thomas K. Engberg

Chairman & Investment Expert

Bio

Lindsay Ornstein

Director & Investment Expert

Bio

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Bio

Christopher Caltabiano

Director & Investment Expert

Bio

Ryan Severino

Director & Economics Expert

Bio

Justin Algor

Director & Finance Expert

Bio

Allan Grafman

Justin Algor

Director & Finance Expert

Bio

Allan Grafman

Director & Finance Expert

Bio

The Advisory Team

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The Advisory Team

A collective of industry experts dedicated to optimizing our platform and marketing strategies, ensuring we consistently exceed investor expectations and deliver an exceptional user experience.

Gabriel DeWitt

Digital Marketing

Bio

Cezar Arvelo

Creative Director

Bio

Cezar Arvelo

Creative Director

Bio

Doug Joseph

Brand Story & Production

Bio

HappyNest is available for download on iOS & Android only.

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HappyNest is available for download on iOS & Android only.

Download Now

Thank a Veteran

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Thank a Veteran

As a veteran-owned business, we understand the importance of giving back and serving those who have served us.

We are committed to dedicating our time and a portion of our profits to creating innovative, affordable housing solutions for homeless veterans.

Join us in making a meaningful impact – together, we can change lives!

Send us a note
Email

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Happy Nest

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Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking

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Protecting your data is our highest priority.


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We use cutting edge technology, and secured servers to protect your personal information. We never see or store your bank information and are constantly monitoring our application and database to prevent fraudulent activity.
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All of our technology communication uses strong TLS protocols and ciphers. Communication between our partners and infrastructure is transmitted over encrypted tunnels.
Application Program Interface (APIs)
HappyNest uses trusted partners to securely handle your banking connections*. These partner APIs connect directly with your financial institution and utilizes industry-
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Our website and app are secured with 256-bit encryption.
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institution and utilizes industry-leading techniques to verify authenticity.

Account Alerts

We will contact you about unusual account activity for protection against fraud.

Account Safeguards

Email verification, biometrics logins, automatic logouts, and identity verification help prevent unauthorized access.

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To learn more view our privacy policy here.

Privacy Policy

**Plaid Inc., "Plaid" is used for banking authentication. Dwolla Inc., "Dwolla" is used for money transfers (ACH). All communication with these partners uses our communication controls.*

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HappyNest

The App

- Invest
- Real Estate
- Features
- Pricing
- Download

More Info

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Legal Disclaimer: HappyNest REIT, Inc. (the "Company") has filed an Offering Statement on Form 1-A ("Offering Statement") relating to the offering of its common stock (the "Offering"), with the U.S. Securities and Exchange Commission ("SEC"), which has been qualified by the SEC. The Offering Statement, including the Offering Circular included therein, is available here and may be accessed through the SEC's website at www.sec.gov. The Offering Circular may also be obtained by contacting the Company at 1997 Annapolis Exchange Pkwy, Suite 300, Annapolis, Maryland 21401 or 410-956-0447. The information provided herein does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities in any state or jurisdiction in which in which such offer, solicitation or sale would be unlawful under the securities laws of any such state or jurisdiction. No money or other consideration is being solicited in connection with the information provided herein, and if any is sent it will not be accepted. Any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given. The Offering is available only to "qualified purchasers" (as defined by Regulation A) located in all U.S. States and territories except for Arizona, and North Dakota. The Offering is also not open to investors located in the U.S. Virgin Islands. Neither the SEC, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved the common stock of the Company, determined if the Offering Circular is truthful or complete or passed on or endorsed the merits of the Offering. Any representation to the contrary is a criminal offense. Certain market and third-party information on this website have been collected from sources which the Company believes to be reliable, but such information has not been independently verified by the Company. Each recipient should conduct its own due diligence investigation in connection with a prospective investment. Any investment in the Company will entail a high degree of risk. No investment in the securities should be made by any person who is not in a position to lose the entire amount of such investment.

IMPORTANT NOTICE REGARDING FORWARD-LOOKING STATEMENTS: We make statements in this website that are forward-looking statements within the meaning of the federal securities laws. The words "believe," "estimate," "expect," "anticipate," "intend," "plan," "seek," "may," and similar expressions or statements regarding future periods are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any predictions of future results, performance or achievements that we express or imply in this website. The forward-looking statements included in this website are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. These statements also involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from those expressed or implied by any forward-looking statement. Additionally, all forward-looking

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HappyNest

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We're Here to Help You

We love questions. We've heard just about everything over our years of working in this field, and we'd love to hear yours. Our team is ready to answer your questions as well as offer friendly advice along the way.

Contact us now


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Questions About The App?
So, you've downloaded HappyNest and you're ready to get started but you still may have some questions. Find out you everything you need to know about investing in confidence with the HappyNest app.
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Here are some great places to start learning about investing in real estate:
How do I invest in HappyNest?
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Is a REIT the right investment for me?
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What is HappyNest's investment strategy?
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How do I earn money with HappyNest?
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What type of real estate investor am I?
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HappyNest

Rating · 5.0 (19 Reviews)

Learn why Americans consider real-estate the favored long-term investment
#investinrealestate #realestateinvesting #longterminvesting
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GALLUP.COM

Americans Still Favor Real Estate for Long-Term Investment

More Americans mention real estate than stocks or gold as the best long-term in...

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HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

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HappyNest updated their cover photo.
August 1, 2017



THE FUTURE OF REAL ESTATE INVESTING IS HERE

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HappyNest
August 1, 2017

Technology is changing real estate investing. Learn how: http://ow.ly/yfm30e40u9 #realestateinvesting #mobileapp #realestatetechnology #longterminvestment #investing



For Sale

BLOOMBERG.COM

The Housing Market Is Ripe for Tech Disruption

The process of buying and selling a home in the U.S. is needlessly inefficient. That will inevitabl...

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HappyNest
July 31, 2017

Learn why Americans consider real-estate the favored long-term investment #investinrealestate #realestateinvesting #longterminvesting http://ow.ly/lpP30e1qVx



GALLUP.COM

Americans Still Favor Real Estate for Long-Term Investment

More Americans mention real estate than stocks or gold as the best long-term investment, s...

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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happynestinvest

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FORBES.COM

How America's Wealthiest Billionaires Made Their Fortunes

Most billionaires did not inherit their billions. So, what is the self-made billionaires' recipe for s...

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HappyNest
August 2, 2017

Sleep well, fellow investors! #realestateinvesting #investinrealestate #techstartup #realestatetechnology #mobileapp


LANDLORDS GROW RICH IN THEIR SLEEP
JOHN STUART MILL

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HappyNest updated their cover photo.
August 1, 2017


THE FUTURE OF REAL ESTATE INVESTING IS HERE

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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FT.COM

Millennials set to embrace micro-investing

Micro-investing — the act of saving very small amounts of money regularly — is touted as a w...

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HappyNest

August 2017

Your next big opportunity may be right where you are #realestate #realestateinvestments #longterminvestment #happynest



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HappyNest

August 2017

Happy Saturday Folks!


OFFICE SPACE
FOR LEASE

ENTREPRENEUR.COM

8 Ways Real Estate Is Your Smartest Investment

Rental properties are among the most secure, reliable and tax-advantaged investments availab...

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August 2017

HappyNest

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HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

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1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

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FORBES.COM

All Signs Point To A Strong 2017 Real Estate Market

President Trump would like to stimulate the economy through deficit spending and deregulati...

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HappyNest

August 8, 2017

#enoughsaid


Repeat after me: real estate provides the highest returns, the greatest values, and the least risk
Armstrong Williams

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HappyNest

August 7, 2017

The new wave of investing for millennials http://ow.ly/1IRa30ewld #microinvesting #investinrealestate #happynest #buildyournestegg



FT.COM

Millennials set to embrace micro-investing

Micro-investing — the act of saving very small amounts of money regularly — is touted as a w...

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NREIONLINE.COM

Why High-Net-Worth Investors Seek Increased Real Estate Allocations

Real estate investing today vs. in past cycles is buoyed by a predictable debt and equity marke...

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
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August 10, 2017

Victory belongs to the most persevering - Napoleon Bonaparte #TBT #throwbackthursday #napoleon #realestate #technology #startup #invest



1783
Napoleon begins seizing real estate in the form of countries

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HappyNest
August 9, 2017

All signs point to YES! #investinrealestate with #happynest



FORBES.COM

All Signs Point To A Strong 2017 Real Estate Market

President Trump would like to stimulate the economy through deficit spending and deregulati...

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HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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HappyNest
August 13, 2017

Investing in commercial real estate is a great way to secure your future for years to come... #happynest #realestate



BIGGERPOCKETS.COM

3 Reasons to Switch From Residential to Commercial Real Estate

Investing in commercial real estate is a lucrative business decision for anyone serious about in...

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HappyNest
August 11, 2017

"Real estate still offers predictable cash flows, tax benefits and a hedge against inflation, and thus remains highly appealing..."



NREIONLINE.COM

Why High-Net-Worth Investors Seek Increased Real Estate Allocations

Real estate investing today vs. in past cycles is buoyed by a predictable debt and equity marke...

3

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HappyNest
August 10, 2017

Victory belongs to the most persevering - Napoleon Bonaparte #throwbackthursday #napoleon #realestate #technology #startup #invest

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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happynestinvest

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FORTUNEBUILDERS.COM

Investing In Commercial Properties 101

Investing in commercial properties sounds intimidating, but its actually easier than you think. P...

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HappyNest

August 11, 2017

Fannie Mae reports that 85% of Millennials see real estate as a good investment. #investinrealestate #happynest http://ow.ly/F2d30epmxA


NAWRB

NAWRB.COM

Millennials are Driving the Trend in Real Estate Investment - NAWRB

Many have been skeptical that Millennials are interested in homebuying, but various reports s...

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HappyNest

August 13, 2017

Build your dreams, invest in your future.

#realestateinvesting #investinrealestate #invest #realestate #financialfreedom



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
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H Happy Nest
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HappyNest
August 17, 2017

Where to get the most bang for your buck http://ow.ly/NWSNJ0eu7mt #realestate #investment #happynest



BARRONS.COM
Promising Cities for Commercial Real Estate
RealtyMogul.com shares its top choices for investing in commercial real estate.

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HappyNest
August 15, 2017

Follow HappyNest on Instagram!

INSTAGRAM.COM
Instagram post by HappyNest • Aug 15, 2017 at 7:37pm UTC
10 Likes, 1 Comments - HappyNest (@[illegible]) on Instagram: "What a real estate investor s...

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HappyNest
August 15, 2017

What is Commercial Real Estate Investing? http://ow.ly/khqh30eeL9Z #investinrealestate #investment #longterminvestment #realestate



FORTUNEBUILDERS.COM
Investing In Commercial Properties 101
Investing in commercial properties sounds intimidating, but its actually easier than you think. P...

2

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessieprince23

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myhappynest.com

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Investing in Commercial Real Estate
Benefits
• attractive returns
• current income
- long-term tenants mean guaranteed profits
• portfolio diversification
• hedge against inflation
- market adjusts to changing price levels
- contractual leases commonly have Consumer Price Index (CPI) or fixed upward lease adjustments

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HappyNest
August 18, 2017

Save your way to financial freedom #investinrealestate #happynest



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HappyNest
August 18, 2017

Ever wonder what the White House is valued at? Read on... http://retipster.com/35-real-estate-facts/ #funfactfriday #realestate #investing #happynest



RETIPSTER.COM

35 Real Estate Facts That Will Blow Your Freaking Mind

You're about to learn something new, I guarantee it.

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

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jessepmoore23

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Hap
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Hap
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ime
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ime
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HappyNest
August 24, 2017

What's in store for the rest of 2017? http://ow.ly/LHh730eAIWN #investinrealestate #happynest



ONBOARDINFORMATICS.COM

The Seven Technology Trends that Will Impact Real Estate in 2017

Last week Forbes put out their annual report on technology trends to watch in the coming yea...

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HappyNest
August 21, 2017

Happy Monday Folks! #investinrealestate #happynest



FORBES.COM

Why Passive Investing In Commercial Real Estate Is A Smarter Strategy Than Single Family Rentals

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HappyNest
August 20, 2017

Choose commercial real estate investing for long term gains
#happynest # #investinrealestate #investing #realestatetechnology



Investing in Commercial Real Estate
Benefits
• attractive returns
• current income
- long-term tenants mean guaranteed profits
• portfolio diversification
• hedge against inflation
- market adjusts to changing price levels
- contractual leases commonly have Consumer

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SOCIALTECHCRUNCH.COM

Truss raises $7.7M for its commercial real estate tech platform

Truss, a Chicago-based commercial real estate (CRE) tech platform, today announced that it ha...

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August 26, 2017

Commercial office space start-up WeWork announced it has $4.4 billion from SoftBank
http://ow.ly/ Qu30eHE2X #investinrealestate



CNBC.COM

SoftBank plows more than $4 billion into commercial real estate start-up WeWork

WeWork has raised $4.4 billion from SoftBank and its related Vision Fund.

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August 25, 2017

Let the journey of investing be a straight road to success #happynest

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August 29, 2017

The Commercial & Residential Real Estate Industry are perfectly poised for Tech Disruption! Read on...



NREIONLINE.COM
Ten-X Deal Might Be the Beginning of CRE Tech M&As
The sector will likely enter an "era of consolidation," with midsize and large companies turning...

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August 28, 2017

Stay informed on how technology is shaping the future of commercial real estatehttp://ow.ly/Qyw830eIYh5 #happynest #realestateinvesting

SOCIALTECHCRUNCH.COM
Truss raises $7.7M for its commercial real estate tech platform
Truss, a Chicago-based commercial real estate (CRE) tech platform, today announced that it ha...

4

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ime
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Building wealth is a marathon, not a sprint. Discipline is the key ingredient
DAVE RAMSEY

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HappyNest
September 1, 2017

What makes a great real estate investment?

#funfactfriday



FORBES.COM

Three Things That Make A Great Real Estate Investment

If you're looking into real estate investments, you likely want to earn wealth on real estate bas...

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August 31, 2017

Follow us on Instagram!! 😊 @eggvesting



"An investment in knowledge pays the best interest."
-Benjamin Franklin


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MONEY.CNN.COM
It's not avocado toast: It's actually harder for Millennials to save money
Millennials are wondering why they're struggling to save money and how their Baby Boomer p...
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September 6, 2017
"Real estate tends to be less volatile than the stock market, and the owners of investment properties can benefit from price appreciation as well as the current rent roll"
FORBES.COM
Timely Tips For The New Real Estate Investor
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September 2, 2017
Happy Saturday! #investinyourfuture #happynest
Building wealth is a marathon, not a sprint. Discipline is the key ingredient
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September 13, 2017

Learn more about how millennials impact the commercial real estate market #happynest



REDIRECTCONSULTING.COM

4 Ways Millennials are Shaping Commercial Real Estate

Today, tech markets are thriving in the United States, from Silicon Valley to lesser known hubs l...

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HappyNest
September 9, 2017

How to succeed in Commercial Investing #successsaturdays #happynest



REALTYBIZNEWS.COM

Tips to Your Success in Commercial Investing - RealtyBizNews: Real Estate News

Most people start their real estate career investing in residential properties. Eventually, they lo...

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September 7, 2017

Financial planners say technology can help Millennials in ways unimaginable to their parents. #happynest



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HappyNest
September 16, 2017

Woah! That's a lot of cash to drop on commercial real estate properties! #bestwaytoinvest #happynest

CHICAGOBUSINESS.COM
Developer drops $84 million on industrial properties
Brennan Investment Group is bulking up in a hot market, buying a portfolio of 20 buildings, in...

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September 14, 2017

"Some people want it to happen, some people wish it would happen, others make it happen."
-Michael Jordan

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September 12, 2017

Learn more about how millennials impact the commercial real estate market #happynest



HappyNest

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FORBES.COM

47 Expert Tips Anyone Considering Investing In Real Estate Needs To Read

Real estate investing advice you can't afford to miss from the industry's top experts.

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HappyNest
September 19, 2017

Keeping up with technology is no easy task...

#happynest #commercialrealestate



FORBES.COM

Technology Is Evolving Property Management And Leasing -- And Investors Need To Keep Up

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September 17, 2017

Happy Sunday! #happynest

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"Believe you can and you're halfway there."
Theodore Roosevelt

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September 27, 2017

Must READ for the Commercial Real Estate Industry!

#happywednesday #happynest

NATIONAL REAL ESTATE Investor

NREIONLINE.COM

10 Must Reads for the CRE Industry Today (September 26, 2017)

Los Angeles might pass new regulations that will impact where marijuana manufacturers and s...

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September 25, 2017

Largest commercial real estate deal in San Fran in 3 years!

THEREALDEAL.COM

Facebook nabs first urban office in downtown San Francisco

Up to 3,000 Facebook employees are to be working in the heart of San Francisco by the end of...

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September 22, 2017

Ever thought about investing in real estate?

Read on for expert tips from Forbes on real estate investing #happyfriday #happynest



FORBES.COM

47 Expert Tips Anyone Considering Investing In Real Estate Needs To Read

Real estate investing advice you can't afford to miss from the industry's top experts.

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HappyNest
October 3, 2017

A few retirement savings tips for your Tuesday.

Have you ever considered the commercial real estate investment industry as a way to save for your future?



NYTIMES.COM
How's Your Retirement Saving Coming Along?
Welcome to the latest edition of the Smarter Living newsletter.

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HappyNest
September 29, 2017

We said it before, we'll say it again: Technology is changing commercial real estate! #happynest #investinrealestate

REJOURNALS.COM
The self-service generation is changing everything we know about commercial real estate

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HappyNest
September 27, 2017

Must READ for the Commercial Real Estate Industry!

#happywednesday #happynest

NATIONAL REAL ESTATE Investor

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October 9, 2017

"In the end, we only regret the chances we didn't take" - Lewis Carroll #investinrealestate



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HappyNest
October 6, 2017

What's your favorite app for saving money? Comment below!



MONEY.CNN.COM

How much money do you really need in your savings account

Most Americans aren't saving enough money in any form, let alone in their savings accounts.

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HappyNest
October 3, 2017

A few retirement savings tips for your Tuesday

Have you ever considered the commercial real estate investment industry as a way to save for your future?



HappyNest

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HappyNest
October 13, 2017

Millennials need to start investing. Why not start with Real Estate? #investinrealestate #happynest



CAPITAL.COM

Millennials don't invest, but they should be investing

Millennials take a different view from their parents and grandparents to money and to investin...

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HappyNest
October 10, 2017

Investor tip! Charleston's commercial real estate market is booming! #investinrealestate



POSTANDCOURIER.COM

Charleston's commercial real estate market is 'on fire' and boom expected to continue

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BUSINESSINSIDER.COM

A $2 trillion investment chief corrects the 'myths about millennials' when it comes to investing

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HappyNest
October 17, 2017

#happynest



FOR RENT

CNBC.COM

Want to be a landlord? These are the top markets this fall for investing in rental homes

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HappyNest
October 16, 2017

Follow the lead of millennial parents! #happynest



NERDWALLET.COM

To Save More for Retirement, Follow These Millennials' Lead

Millennial parents are saving 10% of their income for retirement, more than older generations...

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HappyNest
October 14, 2017

"A wise person should have money in their head, but not in their heart" –Jonathan Swift. #happynest

Follow us on Instagram @eggvesting

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H Happy Nest
ime change.

The best investment on Earth is earth. -Louis Glickman



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HappyNest
October 24, 2017

Millennial parents are saving more than baby boomers #investinyourfuture

CNBC.COM

Millennial parents could retire $1 million richer than Boomers if they do this one thing

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HappyNest
October 23, 2017

Hmmm 🤔, Morgan Stanley, are you telling us real estate is the better investment?

FORBES.COM

Morgan Stanley's Crown Jewel Is No Longer Investment Banking

Morgan Stanley's wealth unit earned $1 billion from interest on client loans and their securities on deposit. The business could soon surpass investment banking as a moneymaker for the firm.

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HappyNest
October 19, 2017

Mark Haefele, the global chief investment officer at UBS Wealth Management discusses the myths around millennials and investing.

Do you use an investment app or technology to save money?

HappyNest

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ENTREPRENEUR.COM

5 Reasons Why Real Estate Is a Great Investment

As one of the stars of "Million Dollar Listing Los Angeles," James Harris knows a thing or two a...

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HappyNest
December 2, 2017

FOLLOW US ON INSTAGRAM! @eggvesting


DON'T WAIT TO BUY REAL ESTATE, BUY REAL ESTATE AND WAIT
T. HARV EKER

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HappyNest
December 1, 2017

It's always the season for real-estate investing. Get your foot in the door with helpful tips below!
#happynest

BANKLESSTIMES.COM

It's always a good time to invest in real estate

It may now be a good time to invest in e-commerce, but it is always a good time to invest in r...

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HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

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AMERICANVETERINARIAN.COM

Real Estate Investing: Taking a Drink

Investing successfully in real estate can give you the freedom to work fewer hours. Here are so...

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HappyNest

December 5, 2017

Interested in the latest and greatest in real estate technology for the new year? Read on to learn more. #happynest



WWW

FORBES.COM

What To Expect From Real Estate Tech In 2018

The real estate tech sector is being shaped by shifting market conditions and changes in cons...

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HappyNest

December 4, 2017

Some great tips for retirement planning. However, we think real estate investing should be at the top list of the list 😄



FORBES.COM

Millennials, Gen X'ers, Baby Boomers: Here's What To Do About Your Retirement Woes

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HappyNest

December 3, 2017

Interesting read to go with your morning coffee #happysunday #happynest

HappyNest

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Set a goal that makes you jump out of bed in the morning

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HappyNest
December 6, 2017

Avoid a financial hangover. Invest in real estate. #happynest

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HappyNest
December 7, 2017

Work fewer hours, travel more, and have financial freedom. Learn how investing in real estate can allow for a new lifestyle baby boomers are not used to.



AMERICANVETERINARIAN.COM

Real Estate Investing: Taking a Drink

Investing successfully in real estate can give you the freedom to work fewer hours. Here are so...

HappyNest

Intro

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never done

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HappyNest
December 12, 2017

Learn more about the basics of investing in commercial real estate and why location is so important when choosing your investment property. Happy Tuesday! #happynest



city centre
city centre

ECONOMICTIMES.INDIATIMES.COM

10 rules of commercial real estate investing

Commercial properties provide returns through two avenues— rent and capital appreciation. B...

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HappyNest
December 10, 2017

Sunday goals: Become a real estate investor #happynest

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Set a goal that makes you jump out

HappyNest

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LOMPOCRECORD.COM

Tips for first-time real estate investors

Real estate can be a good investment that helps build wealth and secure a financial future. Acc...

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HappyNest
December 15, 2017

Tis the season to invest in real estate #happynest



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HappyNest
December 13, 2017

Do you use a mobile investing app to save money? If yes, comment below to name the app you use.

100% yes

0% no

This poll has ended — 1 Vote

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HappyNest
December 12, 2017

The future of real estate investing is here. #happynest #growyournestegg


JUST MAKE THE BEST THINGS!
To get what we've never had, we must do what we've never done
ANONYMOUS

HappyNest

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ime
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ime
change.
ime
change.

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HappyNest
December 18, 2017

With their tax-advantaged corporate structure, real estate investment trusts are a popular investment for those seeking above-average dividend yields. Read on...



FORBES.COM

Under-the-Radar REITs: Data Centers to Cannabis Farms

Investors seeking higher dividend yields may find them in surprising structures: medical marju...

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HappyNest
December 16, 2017

Thinking about investing in real estate? Read on for some helpful insight if you're just beginning to understand how valuable real estate investments can be.



HappyNest

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FORBES.COM

Three Need-To-Know Secrets Of Investing In Real Estate

Real estate needs to be a part of a diversified investment portfolio, particularly in retirement...

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December 26, 2017 ·

It's never to early to start planning your 2018 investment goals #investinrealestate #happynest

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HappyNest

December 23, 2017 ·

Our kind of Saturday read. What would you invest in today if you had unlimited funds?

FORTUNE.COM

This Is Why Successful Entrepreneurs Choose Startups Over Stocks

It's all about control.

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HappyNest

HappyNest



FORBES.COM

The Benefits (And Limits) Of Fintech In Commercial Real Estate

Technology has been hailed as the solution to an ever-expanding range of business problems, ...

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HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

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HappyNest
January 1, 2018

2018 here we come! #investinrealestate #happynest...

... See more


HAPPY NEW YEAR!

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HappyNest
December 26, 2017

Hey! Let us tell you a few little secrets...

FORBES.COM

Three Need-To-Know Secrets Of Investing In Real Estate

Real estate needs to be a part of a diversified investment portfolio, particularly in retirement.

1

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HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

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time change.
time change.
time change.



I would give a thousand furlongs of sea for an acre of barren ground
SHAKESPEARE

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HappyNest

January 10, 2018

Well said, William! #investinrealestate

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I would give a thousand furlongs of sea for an acre of barren ground
SHAKESPEARE

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HappyNest

January 7, 2018

"But thanks to technology, the CRE market is now booming..."

https://www.forbes.com/.../the-benefits-and-limits-of.../...



HappyNest

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time
change.



MASHVISOR.COM

Where to Look for The Best Real Estate Investments for 2018 | Mashvisor

Where will the best real estate investments for 2018 be found? Here are the top three cities to ...

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HappyNest

January 16, 2018

Learn about what NOT to do when investing in commercial real estate #tuesdaytips



FORBES.COM

Avoid These Four Common Commercial Real Estate Investing Mistakes

Buying and managing investment property is hard work. Read these tips to make it a little bit e...

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HappyNest

January 10, 2018

Well said, William #investinrealestate

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I would give a thousand furlongs of
sea for an acre of barren ground

HappyNest

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HappyNest
February 3, 2018

Stick with us for the latest trends of the real estate market. #happysaturday

FORTUNEBUILDERS.COM
5 Real Estate Trends You Can't Ignore For Next Year

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HappyNest
February 2, 2018

2018 is THE year for real estate technology disruption! #happynest

SOCIAL.TECHCRUNCH.COM
Juniper Square raises $6M for its real estate investment platform
The real estate industry was relatively slow to adapt technology, but it's now quickly catching ...

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HappyNest
January 29, 2018

Even MLB stars are jumping on the commercial real estate train! #happymonday



CNBC.COM
Former MLB star A-Rod bets big on real estate, tech and financials
Alex Rodriguez shares his investing strategy with CNBC.

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HappyNest
January 23, 2018

Get to know the market for real estate investing in 2018



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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
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- Rating · 5.0 (19 Reviews)

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HappyNest
February 7, 2018

Learn about the market outlook for commercial real estate investing. #Happynest

REJOURNALS.COM
Real Capital Markets: Commercial real estate still a plum opportunity for investors
Investors in the Midwest and across the country are still eager to sink their dollars into comme...

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HappyNest
February 1, 2018

Are you ready for some football?! #touchdownhappynest 🏈 🏈

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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commercial grade real estate at that — was probably one of your best investments, if you were able to pull it off," Holzmann said.

Sharing some tips for your investing strategies. Follow the link to learn more

https://finance.yahoo.com/.../5-tips-take-investing-next...


MUTUAL FUNDS
COMMODITIES
STOCKS
BONDS

FINANCE.YAHOO.COM

5 tips to take your investing to the next level

Life gets hectic, and sometimes it's hard to make investing a top priority. Here are five simple t...

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HappyNest

February [illegible], 2016

"In fact, real estate has outperformed the stock market approximately two to one since 2000, earning 10.71% annually versus 5.43% for stocks."

INVESTOPEDIA.COM

The Advantages of Real Estate Versus Stocks

Real estate investments shouldn't be overlooked as a way to diversify a portfolio and help miti...

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HappyNest

February [illegible], 2016

Save for the question you never thought you'd ask. Happy Valentine's Day to you and yours! #happynest



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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jesseprince23

happynestinvest

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Rating · 5.0 (19 Reviews)

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H Hap Nes
H Hap Nes
ime change.
ime change.
ime change.

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HappyNest
February 26, 2018

Reach your savings goals with HappyNest #investinrealestate

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A goal is a dream with a deadline
NAPOLEON HILL

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HappyNest
February 21, 2018

Real estate investing in the palm of your hand #happynest



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HappyNest



the queen who moves the board
D.M. Timney

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
March 7, 2018

We have your solution! Invest in real estate with HappyNest

Q13FOX.COM
66% of Millennials have nothing saved for retirement

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HappyNest
March 3, 2018

Confusing, right? Let us show you how simple real estate investing can be #Happynest



law
Net lease
property management
brokerage
value
development
landlord
administration
leasehold
landowner
timeshare
real estate
market
agency
apartment
monopoly
housing
architecture
estimation
real estate bubble
agent
construction
industry
business
housing estate
investing
broker
taxation
for sale
REITS
building
Investing portfolio
Investing

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HappyNest
March 1, 2018

If you're into commercial real estate, you may have heard this term before- REIT, but what is it?

https://www.fool.com/knowledge-center/reit.aspx



FOOL.COM
The Motley Fool

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
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HappyNest

Happy International Women's Day!

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The king may rule the kingdom, but it's the queen who moves the board
D.M. Timney

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HappyNest

Happy International Women's Day!


The king may rule the kingdom, but it's the queen who moves the board
D.M. Timney

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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Time change.



REITs receive rental income from properties such as apartment complexes, hospitals, office buildings, and shopping malls
Investors buy shares in the REITs just like they would buy shares in companies or stocks
Investors get paid simply for owning shares of the REITs!

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HappyNest
March 15, 2019

We're taking it back a couple of generations for these money saving tips. MUST READ!



FORBES.COM

5 Money Tips Millennials Can Learn From Their Grandparents

Grandparents are great for many things, such as regaling us with tales of the past, letting us g...

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HappyNest
March 12, 2019

Yes!!!

"Real estate is a tangible and necessary asset. People must always have a place to live. Unlike paper assets, real estate can be rapidly liquidated and rarely depreciates"

http://bit.ly/2I wsmL2



FORBES.COM

Why Depreciation Is The Biggest Perk Of Real Estate Investing

There's one characteristic of real estate that makes it an asset worth considering over all others...

1

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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jessepmice23

happynestinvest

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Instagram
@eggvesting

INSTAGRAM.COM

HappyNest (@eggvesting) • Instagram photos and videos

178 Followers, 62 Following, 98 Posts - See Instagram photos and videos fr...

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HappyNest

Take a break from your Monday & learn more about achieving your retirement goals. Link in bio!
#happynest

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HappyNest

Real estate investing is not only for experts. We're here to help make it simple for everyone.
happynest

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HOW REITS CREATE RETURNS
REITs receive rental income from properties such as apartment complexes, hospitals, office buildings, and shopping malls

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 ●

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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jesseprince23

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HappyNest makes real estate investing simple for everyone. However, we are also here to help you understand how real estate investing works. Follow the link below to learn more about two ways to invest in real estate. Happy Tuesday!



FORBES.COM

Active Vs. Passive: Which Is the Superior Real Estate Investment Strategy?

Real estate investing is for everyone. Which strategy is right for you?

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HappyNest

March 21, 2019

Grow your nestegg #happyspring #investinrealestate


ALL THE FLOWERS OF ALL THE TOMORROWS ARE IN THE SEEDS OF TODAY.
SWEDISH PROVERB

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HappyNest

March 19, 2019

Follow us on Instagram!

https://www.instagram.com/eggvesting/


Follow us on
Instagram
@eggvesting

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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jessepmace23

happynestinvest

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STOCKS
REAL ESTATE

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HappyNest
March 31, 2018

We love family & we love land! Hope everyone is enjoying their holiday weekend #happynest #investinrealestate

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Rejoice with your family in the beautiful land of life
ALBERT EINSTEIN

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HappyNest
March 27, 2018

HappyNest makes real estate investing simple for everyone. However, we are also here to help you understand how real estate investing works. Follow the link below to learn more about two ways to invest in real estate. Happy Tuesday!



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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HappyNest
April 1, 2016 ·

Who loves tax season!? Learn more about some of the big tax saving advantages of investing in real estate - LINK IN BIO!

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HappyNest
April 1, 2016 ·

Don't put your eggs in one basket. Happy Easter! #investinyourfuture #happynest

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HAPPYNEST
STOCKS
REAL ESTATE

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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FORTUNEBUILDERS.COM

Saving For Retirement: Real Estate Vs. Traditional Methods

It's never too early to start saving for retirement, and the sooner you realize that, the better.

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HappyNest

April 7, 2016

Don't be a statistic. Save for your future by investing in real estate with HappyNest! Visit the "LINK IN BIO" to learn more. #happynest

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Millennials pay a whopping $92,600 in total rent by the time they turn 30

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HappyNest

April 5, 2016

Imagine saving for your next beach vacation by investing in real estate from your phone. Learn more on our website: www.myhappynest.com



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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HappyNest
time change.



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HappyNest

April 5, 2018

Thinking about switching up your retirement savings plans? Here's why real estate investing should be on your radar and on your to-do list. #investwithhappynest



FORTUNEBUILDERS.COM

Saving For Retirement: Real Estate Vs. Traditional Methods

It's never too early to start saving for retirement, and the sooner you realize that, the better...

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HappyNest

April 7, 2018

Don't be a statistic. Save for your future by investing in real estate with HappyNest! Visit the "LINK IN BIO" to learn more. #happynest

... See more



Millennials pay a

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince21

happynestinvest

myhappynest.com

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FORBES.COM

Stock Market Vs. Real Estate: The Right Approach For Passive Income Investors

Which investment strategy helps you meet your financial goals?

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HappyNest

April 13, 2018

It finally feels like summer is almost here. How are you saving for your summer vacation?

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HappyNest

April 10, 2018

"Don't be afraid to give up the good to go for the great" – John D. Rockefeller

#investinrealestate #investinyourself

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
April 16, 2018

You can rely on HappyNest to keep you up-to-date on some of the basics of real estate investing.

Read on: http://bit.ly/2EY5IQj



REALTYBIZNEWS.COM

Real Estate Investing 101 - RealtyBizNews: Real Estate News

Real estate investing isn't rocket science. However, there are more books, seminars, and colleg...

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HappyNest
April 12, 2018

It's easier than ever to save your money and build your nest egg without the unpredictability of the stock market. Learn about how you can save for your next big purchase with real-estate investing from your smartphone.

Learn more: http://bit.ly/2JPjxtS


REALTY
FOR RENT
773-549-8300

DEPAULIAONLINE.COM

Millennials more rent burdened than past generations

Millennials, those between the ages of 22 and 40, are the subject of a great deal of stereotype...

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HappyNest
April 11, 2018

Real estate VS stock investment- some light Saturday reading for you all!



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

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Happy 🌍 Day from HappyNest! #investinland #investinrealestate

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HAPPYNEST
BUY LAND, THEY'RE NOT MAKING IT ANYMORE
MARK TWAIN

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HappyNest
April 15, 2016 ·

Raise your hand if you want to be a real estate investor! #happynest

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HappyNest
April 16, 2018 ·

You can rely on HappyNest to keep you up-to-date on some of the basics of real estate investing.

Read on: http://bit.ly/2EYTIQj

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

annaprince23

happynestinvest

myhappynest.com

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HappyNest
April 26, 2018

Easy like Sunday morning... #investinrealestate #happynest

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INVEST IN REAL ESTATE FOR AS LITTLE AS $10
SIGN UP NOW
Have an account? Login

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HappyNest
April 26, 2018

Invest in real estate in minutes, right from your phone- it's as simple as that! #happynest

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince22

happynestinvest

myhappynest.com

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HappyNest
May 5, 2018

Invest in a thoroughbred... portfolio 🐎 #investinrealestate #happynest

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HappyNest
May 1, 2018

Something tells me we might be on to something here..... #happynest

[Worried about the next bear market? Real estate may be your best investment. Really.

USATODAY.COM

Worried about the next bear market? Real estate may be your best investment. Really.

Most investors harbor a deep mistrust of real estate, given their experiences in the last financial crisis. But things are different now.

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince21

happynestinvest

myhappynest.com

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Rating · 5.0 (19 Reviews)

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Hap Nes
ime change.

Tax reform effects beginning to positively affect real estate investors, says CEO

Hessam Nadji, Marcus & Millichap CEO, discusses how real estate investors are being impacte...

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HappyNest

May 11, 2018

When it's 5pm on a Friday... #happynest

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HappyNest

May 7, 2018

Real estate investing never looked this fun... #happynest

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepriore23

happynestinvest

myhappynest.com

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Rating · 5.0 (19 Reviews)

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ime
change.
ime
change.
ime
change.



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HappyNest
May 16, 2018

Changing her playlist? Nope. She's investing in her real estate portfolio. #happynest

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HappyNest
May 17, 2018

Check it out! No time like the present to become a real estate investor!



POWER LUNCH
THE REAL (ESTATE) ECONOMY

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
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"I never attempt to make money on the stock market. I buy on the assumption that they could close the market the next day and not reopen it for five years."
WARREN BUFFETT

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HappyNest
May 18, 2016

We love these tips but you only need $10 to become a real estate investor with HappyNest!

Check out our website for more info:
bit.ly/2rXDJWH

FORBES.COM
How Do You Find Money For Real Estate Investing?
Yes, you can use OPM — "other people's money" — for real estate investing

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HappyNest
May 18, 2016

Save for your own version of #royal. Grow your nest egg with HappyNest

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

Photos See all photos





1

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HappyNest
May 26, 2018

Build your nest egg without changing your lifestyle. Invest in real estate for $10. See link in bio to learn more. #happynest #investinrealestate

... See more


HAPPYNEST

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HappyNest
May 21, 2018

Some investing wisdom from the legend himself. #mondaymotivation

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"I never attempt to make money on the stock market. I buy on the assumption that they could close the market the next day and not reopen it for five years."

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince21

happynestinvest

myhappynest.com

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HappyNest
June 2, 2016

#investinrealestate #happynest

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"BUYING REAL ESTATE IS NOT ONLY THE BEST WAY, THE QUICKEST WAY, THE SAFEST WAY, BUT THE ONLY WAY TO BECOME WEALTHY."
MARSHALL FIELD

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HappyNest
May 28, 2016

"Freedom is never free" -anonymous
Thank you to our heroes- past, present and future

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HappyNest



1 · 2 shares

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- **Page** · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jessepince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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H Hap
Nes
H Hap
Nes
time
change.

HappyNest
June 17, 2018

"The quality of a father can be seen in the goals, dreams and aspirations he sets not only for himself, but for his family."
- Reed Markham

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Happy Father's Day

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HappyNest
June 7, 2018

Woah- @JLL making very big moves in real estate tech! check it out: http://bit.ly/2xYAqWt #realestateinvesting @TechCrunch



MONEY.USNEWS.COM
This Is When You're Ready to Invest In Real Estate
These five requirements are a must for landlords in the making.

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HappyNest
June 2, 2018

#investinrealestate #happynest

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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Rating · 5.0 (19 Reviews)

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Hap
Nes
Hap
Nes
ime
change.
ime
change.
ime
change.

HappyNest
June 27, 2018 ·

Happy Wednesday! #happynest

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SPEND EACH DAY
GETTING A LITTLE
WISER THAN YOU
WERE WHEN YOU
WOKE UP.
CHARLIE MUNGER

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HappyNest
June 22, 2018 ·

Yep, real estate investing can be this fun 😝 #happynest

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HAPPYNEST

1 2 shares

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HappyNest

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a ...

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
time change.



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HappyNest
July 9, 2018

And now you can do that all from your smartphone 😎



Forbes
Real Estate Council

FORBES.COM

Seven Signs You Should Turn Your Real Estate Investing Passion Into A Full-Time Job

Send message

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HappyNest
July 6, 2018

You don't need to change your lifestyle to grow your savings 🍹😎 #investwithhappynest

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2 · 1 share

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
July 17, 2018

Make Tuesdays feel like Saturdays
#investinrealestate

... See more



INVEST
IN
REAL ESTATE

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HappyNest
July 12, 2018

We're not in market volatility either... check out why #realestate investing might be for you. *link in bio* #happynest

#commercialrealestate #investing #investor #investors #saveforyourfuture #money #nyc #stocks #volatility #trading #realestateinvestor #investing #makemoney #savemoney





HappyNest
Intro
HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a
Page · Financial service
1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
info@myhappynest.com
myhappynest.com
Always open
Rating · 5.0 (19 Reviews)
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HappyNest
Real estate investing is easier than you think. The time to start saving is now. Learn more about us at www.myhappynest.com #realestateinvesting
MOTIVATION MONDAY
Dream Big.
Live Life.
Micro Invest.
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HappyNest
Hmm, we know a way you can get better returns
Only 18% of all American adults are earning more than 1.5% on their savings

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepriscia23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest brings real estate investing to the palm of your hand! Get started with as little as $...

7

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HappyNest
October 29, 2018

Trying to find the best investment for your future? Sign up today and experience stress-free real estate investing #invest #realestate #nestegg


Invest spare change
in real estate and
earn more money!

WWW.HAPPYNESTAPP.COM
Home - HappyNest Real Estate Investment for as little as $10
Sign up

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HappyNest
October 24, 2018

Trying to find the best investment for your future? Real estate has historically outperformed the stock market. Knowledge is power. #realestate #invest #sparechange #nestegg #realestateinvesting #financialfreedom #investing #happynest


#HAPPYNEST
Set a savings goal that matches
the lifestyle of your dreams!

6 · 1 share

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince21
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

Photos See all photos



Hap
Nes
Hap
Nes
ime
hange.

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HappyNest
November 6, 2018

We are making it easy to #invest in high quality commercial real estate because your spare change adds up faster when it earns rental income. Find out if #realestate investing is right for you #happynest

... See more



COFFEESHOP

MYHAPPYNEST.COM
HAPPYNEST Changes How We Invest in Commercial Real Estate | Real Estate Investing App | HAPPYNEST

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HappyNest is feeling excited.
November 2, 2018

Check out our newest interactive video and easily sign up for early access! #happynest #realestateinvesting #invest #sparechange #nestegg #financialfreedom



Invest Spare Change In Real Estate
And Grow Your Nest Egg

MEDIA.NRUEZ.COM
Your Future Matters. Grow Your Wealth.
Your Future Matters. Grow Your Wealth.

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HappyNest
October 31, 2018

500+ likes. Thank you to everyone who helped us reach this important milestone! We can't wait to get you started on your financial journey. Tell your friends about us.
Oh, and BOO #happynest #realestate #invest #nestegg #halloweentreats

HappyNest
HappyNest brings real estate investing to the palm of your hand! Get started with as little as $...

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HappyNest
October 26, 2018

Trying to find the best investment for your future? Sign up today and experience stress-free real

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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#cybersecurity #investing #investinyourself #happynestapp #realestate #realestateinvesting #financialfreedom


ANTHONY J. TATA
DARK WINTER

34 · 2 comments · 5 shares

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Linda Schreier Tepper

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Jesse Prince
Linda Schreier Tepper thank you

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HappyNest
November 15, 2018

Knowledge is powerful. Learn more about how #realestate #investing provides personal control over wealth. #happynest makes it easier than ever to get started on your journey to #financialfreedom.

#commercialrealestate #bestinvestment #investor #saveforyourfuture #money #nyc #realestateinvestor #makemoney #savemoney #realestateinvesting #nestegg



MYHAPPYNEST.COM

Real Estate Investing for Beginners | HappyNest | Real Estate Investing App

Learn more

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HappyNest
November 6, 2018

We are making it easy to #invest in high quality commercial real estate because your spare change adds up faster when it earns rental income. Find out if #realestate investing is right for you. #happynest

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jessepnoce23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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happynestapp.com

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HappyNest
November 20, 2018

Protect your hard-earned #money in times of #stockmarket volatility and falling share prices. #happynest believes that high-quality real estate is the best #investment to preserve your #nestegg.

#realestateinvesting #invest #commercialrealestate #realestate #savemoney #wealth #mobileapp #sparechange #cashflow #passiveincome #startsmall #dreambig #realestateinvestor


HAPPYNEST
Turn Your
Spare Change
Into Passive Income
$9,167
5.50%

6

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HappyNest is feeling peaceful.
November 19, 2018

Diversification is a good way to protect your hard-earned cash in turbulent markets. Private market commercial real estate has historically outperformed the stock market. #investinrealestate and #grow your #nestegg! #happynest

#invest #financialfreedom #money #realestate #savemoney #wealth #stocks #bonds #diversify #commercialrealestate


2019

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
November 25, 2018

Real estate investing has never been this simple. Sign up for early access and earn $10 when you invest.



Invest in real estate and protect your money from volatility

HTTPS://WWW.MYHAPPYNEST.COM
Home - HappyNest Real Estate Investment for as little as $10
Sign up

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HappyNest
November 22, 2018

Give #thanks for the life you have. #invest wisely for the life you want. Happy #thanksgiving from all of us at #happynest

... See more



SIGN UP AND EARN $10
HAPPYNEST
Invest In Real Estate And Grow Your Nest Egg.

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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NPR.ORG

President George H.W. Bush Remembered At National Cathedral Service

Former President George W. Bush will deliver the main eulogy. Following the service, the body...

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HappyNest
December 4, 2018

Stock market sell-offs can be scary! Long-term real estate #investments are designed to weather stormy markets. #happynest

... See more



CNBC.COM

This sell-off was caused by a computer-driven 'footrace,' Jim Cramer says

Learn more

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HappyNest
November 29, 2018

Massive lottery jackpots have left us wondering how much money people spend on lotto tickets each year, so we did some research. Check out the article to learn what we uncovered #happynest

#investinrealestate #realestateinvestor #nestegg #lotto #jackpot #invest #money #commercialrealestate #sparechange #wealth #realestate



MYHAPPYNEST.COM

To Play Lotto, or Invest in Real Estate, That is the Question | HappyNest | Real Estate Investing App

Learn more

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HappyNest
November 20, 2018

Real estate investing has never been this simple. Sign up for early access and earn $10 when you invest.

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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West Point - The U.S. Military Academy
December 8, 2018

It's Game Day.

#GoArmy #BeatNavy

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HappyNest
December 7, 2018

Easy is our specialty. #happynest

#realestateinvesting #simple #investing #wealth #nestegg #financialfreedom #estate #money #realestate


OWN THIS
EARN THIS
ALL FROM THIS

166 · 7 comments · 3 shares

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Jaclyn Prince
So excited for the app to launch!!
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HappyNest
December 5, 2018

Today we honor an American hero. Thank you for your service to this great nation. Rest in peace President George H.W. Bush.



NPR.ORG

President George H.W. Bush Remembered At National Cathedral Service

Former President George W. Bush will deliver the main eulogy. Following the service, the body...

3 · 1 share

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepriore23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
December 17, 2018

Teach your children the value of saving money in 2019, and it will pay dividends... Literally
#happynest

#realestateinvesting #newyear #realestate #money #goals #investment #investinyourself #invest #realestateinvestor #entrepreneur #financialfreedom #nestapp



MONEY.USNEWS.COM
9 Ways to Live Well and Spend Less in 2019
You don't have to sacrifice fulfillment to regain control of your finances in the new year.

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HappyNest
December 12, 2018


The best time to start saving for your tomorrow is today.
#happynest

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HappyNest is feeling determined.
December 8, 2018

We love all those who have proudly served our nation. But one day a year we pick sides. Go Army! Beat Navy!
#ArmyNavyGame #GoArmyBeatNavy #tradition #happynest



West Point - The U.S. Military Academy

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- anneprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HAPPYNEST

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HappyNest
December 26, 2018

Investing in real estate shouldn't be complicated. We've simplified it for everyone. Learn more: http://bit.ly/2?9vbbt

#happynest #realestate #investments #capitalmarkets #retirementplanning #retail #realestatetrends #investmentproperties #financialfreedom #invest


reimagine
real estate investing
HAPPYNEST

HappyNest
Financial Service

Learn more

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HappyNest
December 19, 2018

We especially agree with #3. Develop a #millionairemindset and grow your net worth with #happynest

#financialfreedom #realestate #estate #millionairelifestyle #millionaire #realestateinvestor #invest #investment #investor #money #nestegg #success #networth #wealth #rich



WIKIHOW.COM
How to Get Rich
Wealth: nearly everyone wants it, but few people actually know what they need to do in order ...

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HappyNest
December 17, 2018

Teach your children the value of saving money in 2019, and it will pay dividends... Literally #happynest

#realestateinvesting #newyear #realestate #money #goals #investment #investinyourself #invest #realestateinvestor #entreprenuer #financialfreedom #nestegg

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jessepstice23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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make, but how much money you keep, how hard it works for you, and how many generations you keep it for."
Robert Kiyosaki
Founder of Rich Global LLC and the Rich Dad Company
HAPPYNEST

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HappyNest
January 14, 2019

A good read to start your day. Do great things this week! #happynest #realestateinvesting



NYTIMES.COM

Real Estate Funds Have Been a Balm in a Stinging Market

They bet on properties as diverse as office buildings, warehouses, data centers and timberland...

2

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HappyNest
January 11, 2019

Keep your mind on your money. Earn interest while you sleep. #happynest

#investinrealestate #realestate #realestatecoach #realestateinvestor #wealth #millionairemindset #friday #money #investing #investor #investment #invest #nestegg #millionaire #piggybank


You work hard for your money.
Now make it work for you.

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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H Hap Nes
H Hap Nes
ime change.
ime change.
ime change.

HappyNest
January 20, 2019

Having multiple sources of income should be part of your emergency savings plan. Make #HappyNest your side hustle.

#realestateinvesting #emergencyfund #paychecktopaycheck #financialplanning #invest #realestate #financialfreedom



FORBES.COM
78% Of Workers Live Paycheck To Paycheck
Here's what to do if you're living paycheck to paycheck.

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HappyNest
January 10, 2019

"Blackstone Group is expected to close a $20 billion real estate fund in Q1 2019, for all BUT some smaller retail investors."

It's time real estate investing was made available to everyone and not just the wealthy. #happynest

... See more



GLOBEST.COM
Blackstone Raises $20 Billion Real Estate Fund | GlobeSt
One real estate legal expert says with this largest-ever real estate fund and the private equity ...

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HappyNest
January 15, 2019

Build generational wealth 💵💰 #happynest



"It's not how much money you make, but how much money you keep, how hard it works for you, and how many generations you keep it for."

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
January 28, 2019

Retail is not dead. Successful companies are using brick and mortar locations to enhance their customers' overall shopping experience.

#happynest #retail #kroger #investinrealestate #future #tech #realestate

CHAINSTOREAGE.COM
Kroger CEO offers five predictions on future of retail |Chain Store Age
Retail is not going away.

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HappyNest
January 21, 2019

Thank you to everyone who helped us reach 1,000 Page likes. Time to celebrate! #happynest



HAPPYNEST
1000
LIKES

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HappyNest
January 20, 2019

Having multiple sources of income should be part of your emergency savings plan. Make #HappyNest your side hustle.

#realestateinvesting #emergencyfund #paychecktopaycheck #financialplanning #invest #realestate #financialfreedom



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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11

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HappyNest
February 5, 2019

When it comes to #investing, you don't have to go it alone. #happynest



YOU HAVE SAVINGS GOALS.
WE'VE GOT YOUR BACK!
Financial FREEDOM

5 · 2 shares

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HappyNest
January 28, 2019

Retail is not dead. Successful companies are using brick and mortar locations to enhance their

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jessepitince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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ime
change.
ime
change.
ime
change.



TINY
HEIGHTS
Millions!
HAPPYNEST

8 · 3 comments · 2 shares

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Spence Bailey
When

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HappyNest
September 2, 2019

This guy on a stick. He wishes you all the happiest of Labor Day celebrations!

#Happylaborday



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HappyNest
August 19, 2019

Happy Aviation Day! Oh how far we've come since Orville Wright made his first flight on December 17, 1903.

Here's to innovation.

#wrightbrothers #rockies #innovation #financialfreedom

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jessieprince21
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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4 · 1 share

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HappyNest
October 3, 2018

You're investing in your future, not just making money.



Know what you own, and know why you own it.
– Peter Lynch
HAPPYNEST

6

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HappyNest
October 2, 2018

Skip the hipster homes. Let #Happynest guide you into the world of commercial real estate investments.



TINY HEIGHTS
Millions!
HAPPYNEST

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

[illegible]

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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10 · 1 share

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HappyNest
October 9, 2019

Be the best you.. Become a real estate investor today.


SUPERMARKET
CAFE
HAPPYNEST

11 · 1 comment

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Lemuel Mwangi
When will I get off the waitlist

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HappyNest
October 1, 2019

Get ready to surf into the weekend.



4 · 1 share

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepriore23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

Photos See all photos



October 11, 2019

Your journey to financial freedom starts with setting a goal, big or small!


Give your nest egg a little extra love today
$5
$10
$20
$50
Enter other amount
$50
HAPPYNEST

11 · 3 comments · 2 shares

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Karen Valdez
Oh cool it's launching

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HappyNest
October 10, 2019

Financial experts recommend that you invest at least 5% of your savings in Real Estate. That small amount can make a huge difference. Diversifying your investments is the key! Learn more with the #Happynestapp.


5%
OF YOUR SAVINGS
HAPPYNEST

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HappyNest
October 9, 2019

Be the best you. Become a real estate investor today.

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

3907 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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Happiness is not in the mere possession of money; it lies in the joy of achievement, in the thrill of creative effort.
– Franklin D. Roosevelt
HAPPYNEST

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HappyNest
October 16, 2019

Take some of the pressure off of your financial future so that you can enjoy the now. #ExperienceMore with #HappyNest



14

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HappyNest
October 11, 2019

Your journey to financial freedom starts with setting a goal, big or small!


Give your nest egg a little extra love today
$5
$10
$20
$50
Enter other amount
$50

HappyNest



HAPPYNEST

9 · 1 comment · 2 shares

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Ty Quan
Can't wait
Like · Reply · 4y

HappyNest
October 21, 2019 ·

The numbers speak for themselves. #HappyNest



Ninety percent of all millionaires become so through owning real estate.
– Andrew Carnegie
HAPPYNEST

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HappyNest
October 17, 2019 ·

It's about more than just making money. #HappyNest



Happiness is not in the mere possession of money; it lies in the joy of achievement, in the thrill of creative effort.
– Franklin D. Roosevelt
HAPPYNEST

8 · 1 share

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince21
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

Photos

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

Photos

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Privacy · Terms · Advertising · Ad Choices · Cookies · More · Meta © 2023



7 · 1 share

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HappyNest
October 30, 2019

Festivals, friends, family time, or whatever happiness is for you; #HappyNest can help you. #liveyourbestlife



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HappyNest
October 25, 2019

$10 is all you need to get started. The investment in your future is priceless.


Invest in yourself. Your career is the engine of your wealth.
– Paul Clitheroe

HappyNest


INVESTMENTS

12 · 1 comment 1 share

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Ty Quan
Can't wait to start once you guys go nationwide
Like · Reply · 4y

Intro

HappyNext brings real estate investing to the palm of your hand! Get started with as little as $10 ●

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jessprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (10 Reviews)

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HappyNest
November 4, 2019 ·

In three clicks set your investing goals and quickly watch your nest egg grow. #HappyNest


HAPPYNEST
$322.50
3%
HAPPYNEST

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Lemuel Musangi
Still waiting for the invite to start investing
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HappyNest
November 3, 2019 ·

While the city sleeps, you can be earning passive income to help achieve your dreams. #HappyNest can show you how.



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
November 11, 2019

Happy Veterans Day!

HappyNest is FREE for all veterans.

We recognize the meaning of service by pledging a portion of our time and profits towards smart, affordable housing solutions for homeless veterans.... See more



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Ruby Sirota Prince
Thank you Jesse for your service and for having the vision to start this company. We are very proud of you in so very many ways! XOXO

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HappyNest
November 6, 2019

#HappyNest cuts out the middle man to get you to your investing goals faster.


HAPPYNEST
INVESTMENTS

HappyNest


HAPPYNEST

7

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HappyNest
November 15, 2019

Would you rather receive rent from your best friend's college roommate or a company you trust? You decide.


RESIDENTIAL
VS
COMMERCIAL
HAPPYNEST

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HappyNest
November 14, 2019

Forget what they say. Size does matter.


NEST EGG

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince22

happynestinvest

myhappynest.com

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HAPPYNEST

9

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HappyNest
November 22, 2018

Build your nest egg now so that you can relax later. #HappyNest helps you generate passive income so in the future you can #ExperienceMore



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HappyNest
November 20, 2018

What are the terms?
How much can you invest?
Is it a high quality market?

Consider your goals when planning your real estate investment. Here's some key questions to ask yourself when determining if an investment is right for you.


What are my goals?
When do I need the money back?
How much can I comfortably invest?
HAPPYNEST

7

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince21

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
November 28, 2019

From our family to yours, Happy Thanksgiving!

#family #thanksgiving #holidays #turkeydinner



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Karen Valdez
Looks awesome

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HappyNest
November 25, 2019

Why a REIT? They typically provide high dividends along with the potential for moderate and long-term growth. Sounds like a no brainer, right?


REIT
Real Estate Investment Trust
/Reet/
noun
A tax advantaged company owning and typically operating real estate which generates income
SCRAMBLERS

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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HappyNest
December 6, 2019

Plant the seed for your future. #HappyNest


Someone is sitting in shade because someone planted a tree a long time ago.
– Warren Buffett
HAPPYNEST

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HappyNest
December 3, 2019

When you re financially free, life has no limitations. #AdventureMore



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a...

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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Rating · 5.0 (19 Reviews)

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HappyNest

December 11, 2019

It's all about what you own.



equity
/ekwədē/
noun
1) The amount of cash required to make your real estate investment.
2) Your ownership stake in an asset.
HAPPYNEST

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HappyNest

December 6, 2019

Save more so you can #livemore



HappyNest



HAPPYNEST

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
December 19, 2019

While you're dancing like no one's watching, #HappyNest is watching out for your family's future. #LoveMore



BAR BAR BAR БАР
AGUA CERVEZA COCACOLA RON
WATER BEER COKE RON
EAU BIERE COCACOLA RHUM

1 share

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HappyNest
December 16, 2019

Make good choices, and you'll find the right path.



The road to success and the road to failure are almost exactly the same.
– Colin R. Davis

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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ime
change.



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HappyNest
December 27, 2018

Treat yourself every now and then.



ROGUE
PORTLAND

4

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HappyNest
December 23, 2018

REITs are required to pay at least 90% of its net income to shareholders in the form of dividends.



dividend
/dividend/
noun
A sum of money paid regularly by a company to its shareholders
HAPPYNEST

HappyNest



lease
/les/
noun
The right to use land, property, services, etc. in return for an agreed-upon payment.
HAPPYNEST

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
January 4, 2020

Download the app, and start investing in real estate. #HappyNest



The way to get started is to quit talking and begin doing.
– Walt Disney
HAPPYNEST

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HappyNest
December 31, 2019

We hope you ring in the New Year with those you love.

#happynest #financialfreedom #adventuring #adventures #financialindependence #entrepreneur #financialadvice #finances #traveling #travel #travelblog #travelplanning #Tokyo



HappyNest


You can afford it.
– Rashon Carraway
HAPPYNEST

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1957 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
January 6, 2020

Don't be afraid. In real estate investment, debt is a large part of the wealth creation equation.


debt
/det/
noun
The amount of money borrowed to fund your real estate investment.
HAPPYNEST

3

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HappyNest
January 6, 2020

Whether it's your home or your car, it's important to understand the terms of your lease. This is one time you don't want surprises!


lease
/lēs/
noun
The right to use land, property, services, etc. in return for an agreed-upon payment.

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

Photos See all photos



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Investment Grade
A company with a credit rating of Baa3 (Moody's), BBB- (S&P), BBB- (Fitch), or better.
HAPPYNEST

5

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HappyNest
January 16, 2020

With your entire future ahead of you, be sure you protect it with #Happynest #LoveMore



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HappyNest
January 14, 2020

We agree! That's why we make real estate investing simple, transparent, and low cost.


Invest in yourself.
You can afford it.
– Rashon Carraway

HappyNest


HAPPYNEST

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince21

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
January 25, 2020

Capital appreciation is vital to many investors. It often is a large part of the investor's return and is untaxed until the sale of the asset.

Check out our investment blog to learn more. #eggvesting
http://bit.ly/2RKyf9e


REAL
ESTATE
TERMS
Capital Appreciation
The increase in value of an asset.
HAPPYNEST

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HappyNest
January 22, 2020

In school, you strived for good grades, and we're sure you're checking Yelp ratings before you head out to a new restaurant. So wouldn't you want to know the financial standing of a company you're investing in?

Investment Grade companies signify quality. The highest-rated, Aaa, possess the least credit risk when it comes to the company's ability to pay its financial obligations.

Check out our investment blog to learn more. #eggvesting... See more


REAL
ESTATE
TERMS
Investment Grade
A company with a credit rating of Baa3 (Moody's), BBB- (S&P), BBB-

HappyNest



Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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ime change.
ime change.
ime change.

6

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HappyNest
January 25, 2020

HappyNest was created to provide everyone an opportunity to earn passive income and hopefully travel to their favorite place in the world.

Join the movement!



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HappyNest
January 27, 2020

Loan balances can be overwhelming, but they don't have to be! Break it down into two parts, and it's easier to digest--just think of the entire amount you initially borrowed as your principal amount + the interest amount.

Check out our investment blog to learn more. #eggvesting
http://bit.ly/2RKiJfW



PRINCIPAL
/prinsapal/
noun
The original sum of money borrowed from a lender.
HAPPYNEST

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
February 4, 2020

Professional investors are doing it, so why wouldn't you?

Check out our investment blog to learn more. #eggucating
http://bit.ly/2RKjf9w



89%
of U.S. investors are considering integrating real estate into their overall investment strategy.
HAPPYNEST

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HappyNest
January 30, 2020

Have you checked out the brand new HappyNest website yet? If not, you should drop by and take a look around. We're going to have some BIG news coming soon, not to mention a lot of new resources about real estate investment, how HappyNest can help you start growing your nest egg (for as little as $10), and the value of a diversified financial portfolio.

Visit our site via the link below, and be sure to message our team with any questions you might have!

http://bit.ly/3aVLcfU



HAPPYNEST
Get started investing in real estate for as little as $10!
$9,167
5.50%

6

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepratca23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
February 9, 2020

They're sometimes referred to as "junk bonds," so no, we wouldn't recommend them. Investing in non-investment grade companies comes with considerably more risk than investment-grade companies.

Check out our investment blog to learn more. #eggvesting
http://bit.ly/2RKjfbw


REAL
ESTATE
TERMS
Non-Investment Grade
A company with a credit rating of Ba1 (Moody's), BB+(S&P), BB+ (Fitch), or lower.
HAPPYNEST

8

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HappyNest
February 2, 2020

You won't see "Net Lease" written in your apartment lease, but if you're investing in commercial real estate, this is a term you'll want to know.

Check out our investment blog to learn more. #eggvesting
http://bit.ly/2RKjfbw


REAL
ESTATE
TERMS
Net Lease
A lease in which the tenant assumes some or all of the costs for property taxes, insurance, and maintenance.
HAPPYNEST

2 · 1 share

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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14 · 1 comment

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Ty Quan
Can't wait long time coming
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HappyNest
February 12, 2020

You know the saying, "Don't put all your eggs in one basket!" Diversify your nest egg so it can continue to grow with less risk.

Check out our investment blog to learn more. #eggvesting
http://bit.ly/2I0kjfiw


DIVERSIFICATION
/dih-vur-suh-fi-key-shuh n/
noun
Varying an individual's investments by type (real estate, equities, bonds, etc.) and/or location in order to reduce risk associated with investing.
SCRAMBLERS
HAPPYNEST

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HappyNest
February 10, 2020

Don't let it scare you. A loan is often the first step into a secure financial future.

Check out our investment blog to learn more. #eggvesting
http://bit.ly/2I0kjfiw


LOAN
/lōn/
noun
A borrowed sum of money often paid back with interest.
SCRAMBLERS
HAPPYNEST

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

Photos

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ime
change.

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HappyNest
February 23, 2020

HappyNest was designed under the principle that investing should come with ease.

Join the movement!



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HappyNest
February 21, 2020

Are you ready to start investing in your future? The countdown has begun: our real estate investment app, HappyNest, will be available for download for both Apple and Android soon!

Who else is eggcited!

Stay tuned for more info... See more



HAPPYNEST
Pre-Order On
Download on the App Store
GET IT ON Google Play

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepmce23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
February 26, 2020

"I worked hard to earn a college degree, but I left school with a seemingly insurmountable amount of debt. My first job paid far less than what I had owed. I panicked. Between paying rent and student loans, my money was stretched thin.

"Eventually, I was lucky enough to find a mentor who taught me saving for the future doesn't have to be large sums of money — holding off on brunch or that cup of Starbucks coffee once a week would let me save just a little more."

"Now ... See more


HAPPYNEST

8

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HappyNest
February 21, 2020

"When my military service obligation was over, I found myself jobless, directionless and living in my parents' basement. With no 'experience' in the workforce, I decided to go back to earn a degree in real estate finance and eventually earned my stripes as a professional real estate investor on behalf of high net worth individuals. I still lacked the cash to invest for myself but had all the skills necessary.

"That's why I founded HappyNest. HappyNest exists to allow ever... See more


HAPPYNEST

9

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest

February 28, 2020

"I want to be able to support my child's dreams and aspirations. I want to send them to whichever college or university they choose and help them see the world. Investing with HappyNest gets me one step closer to making that a reality."

Meet the team

http://bit.ly/2uhl ukR


HAPPYNEST

7 · 1 share

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HappyNest

February 27, 2020

"Saving and investing seem so far out of reach for so many people. How can Americans invest when 38 million households spend more than 30% of their income on housing? It's no easy feat, but that shouldn't stop us from trying.

"HappyNest was designed to fit within a monthly household budget. It is paramount that everyone has the opportunity to invest with reasonable security and ease so their financial future can be brighter than it is today."

Meet the team... **See more**


$305.10
HAPPYNEST

7 · 1 share

HappyNest



App Store
Google Play
MY HAPPYNEST
Account Overview
$1,060.00
Savings Goal
Add Funds
$1,060

9 · 2 shares

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepnotice23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
March 2, 2020

Making small changes in your day to day life so you can put more money into investments isn't just a savings tactic — it's a journey to a more financially free you.

Check out our investment blog to learn more. #eggvesting
http://bit.ly/2BKjfIw



10% RULE
Commonly known as the percent of your income you should be saving or investing.
HAPPYNEST

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HappyNest updated their cover photo.
March 2, 2020



INVEST IN REAL ESTATE FOR AS LITTLE AS $10
(Maximize Your Nest Egg)

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1097 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

annaprince23

happynestinvest

myhappynest.com

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Rating · 5.0 (19 Reviews)

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HappyNest
March 9, 2020

ICYMI HappyNest is now available for download on both the Apple App Store and Google Play!
Real estate investing for only $10 is now at your fingertips.
Link in bio ... See more


Real Estate Investing
for Rent
Best!!!
HAPPYNEST
www.myhappynest.com
• LOW COST
• VETTED PROPERTIES
• MULTIPLE MARKETS
• REDUCE RISK
• MAXIMIZE PROFITS
Download on the App Store
GET IT ON Google Play

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HappyNest
March 6, 2020

Invest in high-quality real estate for less than the price of your morning coffee.
HappyNest is now available on the App Store and Google Play, and we couldn't be more eggcited!
#HappyNest... See more


HAPPYNEST
Now Available On
Download on the App Store
GET IT ON Google Play
MY HAPPYNEST
Account Overview
$1,060.00
Savings Goal

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HAPPYNEST

7

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HappyNest
March 13, 2020

In 1665 during an outbreak of bubonic plague Isaac Newton was forced to work from home and sitting under the Apple tree he formulated his law of gravity.

https://www.history.com/.../9-things-you-may-not-know...



HISTORY.COM

9 Things You May Not Know About Isaac Newton

Find out more about this fascinating Englishman, from the job he held that involved sending p...

11 · 1 comment · 1 share

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Jesse Prince
#IFLS
Like · Reply · 1y

HappyNest
March 12, 2020

HappyNest is now available on both the App Store and Google Play!

Investing in a top-quality portfolio of commercial real estate has never been so easy.

Visit www.myhappynest.com to learn more and download the app now!


HAPPYNEST
AVAILABLE NOW!
Download on the App Store
GET IT ON Google Play
$10.00

8 · 1 share

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jessaprince21
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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2

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HappyNest
March 16, 2020

HappyNest is now available for download on both the Apple App Store and Google Play!

Our investment team vets hundreds of properties and selects only the best for HappyNest REI...

Visit www.myhappynest.com to learn more and download the app now!


$18,750
7.00%
HAPPYNEST
GET IT ON
Google Play
Download on the
App Store

5 · 1 share

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HappyNest
March 11, 2020

Real estate investing at your fingertips.

HappyNest is now available on the App Store and Google Play!

Visit www.myhappynest.com to learn more and download the app now!


HAPPYNEST

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepritical23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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Privacy · Terms · Advertising · Ad Choices · Cookies · More · Meta © 2021


HAPPYNEST

6

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HappyNest
March 21, 2020

We've made real estate investing fun and easy.

HappyNest is now available for download on both the Apple App Store and Google Play!

Visit www.myhappynest.com to learn more and download the app now!


MY HAPPYNEST
HAPPYNEST

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HappyNest
March 16, 2020

HappyNest is now available for download on both the Apple App Store and Google Play!

Not only have we created access to commercial real estate, but we've made it a simple 3-click process for investing.

Visit www.myhappynest.com to learn more and download the app now!


HAPPYNEST
GET IT ON
Google Play
Download on the
App Store
MY HAPPYNEST
< Back
Savings Boost
Give your nest egg a little extra love today
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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

happynestinvest

myhappynest.com

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MYHAPPYNEST.COM

Can Real Estate Investing Bring You Closer to Your Financial Goals? - HappyNest App

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HappyNest

March 26, 2020

Crack open our newest article "Do You Need A NEW New Year's Resolution?"



2020 GOALS
1. Set a savings goal
2. Stick to my plan
3. Download HAPPYNEST

MYHAPPYNEST.COM

Do You Need A NEW New Year's Resolution? - HappyNest App

Many of us make the same New Year's resolutions year after year. But why? ...

Learn more

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HappyNest

March 25, 2020

Nothing in life is free — so borrowing often comes at a cost. Interest rates can vary in amounts from 1-25% depending on the type of loan. Do your research so you can get the lowest possible interest rate. A lower interest rate can potentially generate a higher return on investment.

Check out our investment blog to learn more. #eggvesting

http://bit.ly/2RXjf3w



INTEREST
/int(ə)rəst/
noun
The charge to borrow money
HAPPYNEST

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince21

happynestinvest

myhappynest.com

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HappyNest
March 31, 2020

Crack open our newest article "Are Real Estate Investing Apps Good Tools for Beginners?"

MYHAPPYNEST.COM
Are Real Estate Investing Apps Good Tools for Beginners? - HappyNest App
Real estate investing is an excellent way to create residual income, improve your financial pictu...

4

HappyNest
March 29, 2020

HappyNest, a veteran-owned company, is proud of the military and first-responders that put themselves in harms way every single day.

They always get it done. No excuses. Just action. We thank you!

Big shout outs to:... See more



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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1097 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
April 3, 2020

Commercial real estate is often misunderstood. Yes, the #Arby's down the street is commercial real estate, but that does not necessarily mean they own the property. Chances are they are a tenant and a real estate company like #HappyNest owns the property.



COMMERCIAL REAL ESTATE (CRE)
Property used only as a workspace or for other business activity.
HAPPYNEST

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HappyNest
April 2, 2020

Every flock of hens needs a home. CRE investment provides both the stability and predictability necessary to grow your precious #nestegg.

#HappyNest is proud that its portfolio of real estate is accessible to everyone.



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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a...

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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Rating · 5.0 (19 Reviews)

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SMALL CONSISTENT
INVESTMENTS
HAPPYNEST

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HappyNest
April 7, 2020

What is the second largest building in the world? The answer may really surprise you! Head over to our Instagram story to play #TriviaTuesday!

https://www.instagram.com/happynestapp/



TRIVIA QUESTIONS
What is the second largest building in the world?
HAPPYNEST

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HappyNest
Thanks for playing on our IG story for #TriviaTuesday, come play again next week!
Answer: The Great Mosque

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HappyNest
April 3, 2020

Commercial real estate is often misunderstood. Yes, the #Arby's down the street is commercial real estate, but that does not necessarily mean they own the property. Chances are they are a tenant and a real estate company like #HappyNest owns the property.



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

josephrotca23

happynestinvest

myhappynest.com

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Rating · 5.0 (19 Reviews)

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HappyNest
April 13, 2020

The proof is in the pudding, as they say. #MotivationMonday #HappyNest



More money has been made in real estate than in all industrial investments combined. The wise young man or wage earner of today invests his money in real estate.
– Andrew Carnegie
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HappyNest
April 10, 2020

HappyNesters, it's #FeatureFriday! Meet Pete, our VP of Operations. Read about his financial journey on our blog! Here's a little sneak peek 😊

"I've learned that investing doesn't have to be large chunks of money; it can be a steady stream that is as little as $10."

https://myhappynest.com/peter-romano-my-financial-journey/... See more



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HappyNest
April 8, 2020

With smart, consistent, small investments (even as low as $100 a month), you too can end up with a big ol' pile of golden eggs for the future.

#HappyNest allows everyone to invest in a portfolio of commercial real estate!
https://myhappynest.com/



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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
April 16, 2020

What is the difference between residential and commercial real estate?

Learn more on the #HappyNest Eggvesting Blog!
https://myhappynest.com/eggvesting-blog/




Commercial properties include retail spaces, hotels/motels, eateries, convenience stores, hospitals, industrial warehouses, and apartment buildings (with 5 or more units).
HAPPYNEST
Residential properties include single-family homes, condominium units, townhouses, duplexes, and apartment buildings (with 4 or fewer apartments).
HAPPYNEST

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HappyNest
April 14, 2020

It's time for #TriviaTuesday! Can you buy land on the moon? Head over to our IG story to play and find out!
https://www.instagram.com/happynestapp/


TRIVIA QUESTIONS
Can you buy land on the moon?
HAPPYNEST

6

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HAPPYNEST

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HappyNest
April 21, 2020

It's time for #TriviaTuesday! There are 42,998 of these in 112 different countries. What is it? Comment below with your guess Then head over to our IG story to find the answer! https://www.instagram.com/happynestapp/


TRIVIA QUESTIONS
There are 42,998 of these in 112 different countries. What is it?
HAPPYNEST

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HappyNest
April 17, 2020

We created HappyNest so everyone can easily and safely invest their money for major milestones like retirement.

What do you want to do in retirement? Comment below and let us know!

#HappyNest #FridayFeeling


What do you want to do in retirement?

HappyNest


HAPPYNEST

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jessepprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
April 24, 2020

Real estate mutual funds usually consist of stocks and bonds of companies that invest in real estate. They are one of the many options available to non-accredited investors.

#HappyNest #eggvesting


Smokey & the Omlette
Real Estate Mutual Fund
HAPPYNEST

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HappyNest
April 23, 2020

You're investing in your future, not just making money.

#motivation #HappyNest


Know what you own, and know why you own it.
-Peter Lynch

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
April 28, 2020

Welcome back to #TriviaTuesday! Where is the largest castle in the world?

Comment below with your guess
Head over to our IG story to find the answer!
https://www.instagram.com/happynestapp/



TRIVIA QUESTIONS
Where is the largest castle in the world?
HAPPYNEST

5 · 3 comments

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Karen Valdez
I'm going to guess Scotland
Like · Reply · 3y

Author
HappyNest
Malbork Castle in Poland!
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HappyNest
April 27, 2020

Let Eggmund guide you on your journey to financial freedom. Start with as little as $10 to grow your #NestEgg from your couch!

#MotivationMonday



I'll teach you the best ways to earn passive income from real estate investments.
- Eggmund Savemore

HappyNest

ing #realestate



Total Savings
$5,000
$1,000
Year 0
Year 1
Year 2
Year 3
Year 4
Year 5
HAPPYNEST

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HappyNest
May 6, 2020

Some people love a property for its architecture and design, others, for its ability to generate income.

We love properties with high-quality tenants, long-term leases, and amazing locations.

#property #investment #properties #wealth #realestate #investor



REAL ESTATE DEFINITIONS
Property
/'präperdē/
noun
In real estate lingo, buildings, land, and even air all are forms of property.
HAPPYNEST

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HappyNest
April 28, 2020

Welcome back to #TriviaTuesday! Where is the largest castle in the world?

Comment below with your guess
Head over to our IG story to find the answer!
https://www.instagram.com/happynestapp/

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepierce23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest

#saving #investing #mindset #money #education #retirement #nestegg #wednesdaywisdom #eggquesting #realestate

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)



Total Savings
$5,000
$1,000
Year 0
Year 1
Year 2
Year 3
Year 4
Year 5
HAPPYNEST

10

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HappyNest
May 6, 2020

Some people love a property for its architecture and design, others, for its ability to generate income.

We love properties with high-quality tenants, long-term leases, and amazing locations.

#property #investment #properties #wealth #realestate #investor



REAL ESTATE DEFINITIONS
Property
/ˈpräpərdē/
noun
In real estate lingo, buildings, land, and even air all are forms of property.
HAPPYNEST

8

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HappyNest
April 26, 2020

Welcome back to #TriviaTuesday! Where is the largest castle in the world?

Comment below with your guess
Head over to our IG story to find the answer!
https://www.instagram.com/happynestapp/

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
May 15, 2020

As the demand for E-commerce grows, so does the need for shipping centers.

We're excited to announce we've added a FedEx Freight shipping center to our growing portfolio.

#realestate#property#success#wealth#investing#fedex


New Asset
FedEx Freight in Fremont, IN
FedEx
HAPPYNEST

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Blake Clemmons
What is annual yield for investors?
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HappyNest (Author)
HappyNest REIT aims to deliver a 5% or higher annual dividend yield paid quarterly. Returns may vary based on market conditions.

Our guiding investment philosophy is quality over yield.
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HappyNest
May 14, 2020

We love investing in real estate because it is known to be one of the most stable investments available.

Leave us a note in the comments about why you like to invest!

#invest#realestate#mindset#money#eggvesting#realestateinvesting#thursday


Why do you invest?
HAPPYNEST

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince21

happynestinvest

myhappynest.com

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Rating · 5.0 (19 Reviews)

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15 · 1 comment 1 share

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Karen Valdez
💜💜💜 1
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HappyNest
May 20, 2020

Eggmund navigates the wild world of investing. He explores all of the options available to him and lands on real estate as one of the best options to grow his nest egg.


Do you want to save your cash?

6 · 3 comments

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Frank Holden
What's the past yearly ROI?
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Author
HappyNest
Hey Frank! As we're new, we can't show the performance of the previous year. However, the HappyNest REIT aims to deliver a 5% or higher annual dividend yield paid quarterly. Returns may very based on market conditions.

Our guiding investment philosoph... See more
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HappyNest
May 18, 2020

#motivationmonday #investing #benjamingraham #REIT #Eggvesting


The individual investor should act consistently as an investor and not as a speculator.
-Benjamin Graham
HAPPYNEST

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
May 25, 2020

The HappyNest family is eternally grateful for all of the men and women who made the ultimate sacrifice in defense of the freedoms we enjoy every day. Thank you to all soldiers, airmen, and marines that continue to hold the line for the rest of us.

#Memorialday


IN HONOR OF OUR HEROES
HAPPYNEST

7 · 1 comment

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Karen Valdez
💜💜
Like Reply 3y

HappyNest
May 22, 2020

We posted this as a thank you to Captain Jesse Prince, HappyNest CEO.

Building HappyNest has been a long and exciting adventure, and in light of Memorial Day weekend, we want to pay you a small token of gratitude.

-The HappyNest Team... See more


BAGHDAD 2007
HAPPYNEST

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince21

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HAPPYNEST

11

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HappyNest
May 28, 2020

When it comes to real estate, the monthly rent checks are normally the main source of income.

Choose your tenants wisely!

#investing#investment#Realestate#financetips#Eggvesting#Wealth#Money#REIT#knowledgeispower



REAL ESTATE DEFINITIONS
Income
/'in , kem/
noun
A recurring benefit usually in the form of money.
HAPPYNEST

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HappyNest
May 27, 2020

Investing in commercial real estate can seem overwhelming.

Ease into the world of commercial real estate with #HappyNest.

#investing#realestate#wisdom#retirement#happynest#eggvesting#wisewednesday#commercialrealestate



Commercial Real Estate Investment

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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time
change.

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HAPPYNEST

7 · 2 comments

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Nash Prince
Amazing. A true American hero!
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HappyNest
June 30, 2020

With summer in full swing, we know that investing may be the last thing on your mind, but hey, summer can be a great time to sit back and think about some investments you would like to make.

Let us know what you're thinking about investing in this summer.



LET US KNOW
What are you investing in today?
HAPPYNEST

6

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HappyNest
May 30, 2020

Creativity is one of the many driving forces for creating a better world. Eggmund was designed to invoke joy and happiness and to ease the stress that can be caused by investing.

We believe that Eggmund and his many forms do just that and we are so happy that you have allowed our creativity into your lives.

Thank you @mightyfudgestudios for bringing Eggmund to life... **See more**



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 »

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepince21

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest
time change.
time change.
time change.

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Are mortgages and personal loans similar?
HAPPYNEST

7

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HappyNest
July 12, 2020

Real estate investing has made many a millionaire.

#ThomasStanley #motivationmonday #invest #REIT #eggvesting #money



Most millionaires generally don't limit themselves to stocks, bonds, and related investments—they invest heavily in private businesses and real estate.
-Thomas J. Stanley
HAPPYNEST

8 · 1 share

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HappyNest
July 4, 2020

Happy 4th of July!

#fourthofjuly #HapppyNest #independenceday #america #USA #redwhiteandblue



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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HappyNest

July 24, 2020

Check out our new blog to learn how our PR & Content Manager, @melissaeferadi learned to invest in real estate. Her story is so relatable and provides some straightforward advice on how to get started.

https://bit.ly/3g4eBqz

#investinrealestate #HappyNest #eggvesting



1 comment

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Mike Valdez
Great blog post!
Like · Reply · 1y

HappyNest

July 22, 2020

A mortgage is a form of a loan, but not all loans are mortgages. You could get a personal loan from a friend to buy a minibus, but that ain't a mortgage.


make love not war
Are mortgages and personal loans similar?
HAPPYNEST

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepnrnce21

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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Passive Investor
HAPPYNEST

8

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HappyNest
July 29, 2020

As a way to say thank you, the HappyNest team wants to send you some awesome swag! Be one of the first 5 to send us a DM and get a HappyNest care pack.

#givesomethingawayday#eggvesting#HappyNest#Realestateinvesting



GIVEAWAY!
HAPPYNEST
HAPPYNEST
HAPPYNEST

5 · 1 share

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HappyNest
July 27, 2020

#timothyferriss#motivationmonday#eggvesting#realestateinvesting#wealthcreation



Life is too short
to be small.
-Timothy Ferriss
HAPPYNEST

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- [illegible]
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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RADICAL DIFFERENCE
-Darren Hardy
HAPPYNEST

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HappyNest
August 7, 2020

Check out our new blog to learn about real estate investment trusts (REITs). REITs have never been so accessible as they are today, and they are a great way to diversify your portfolio.

Read the full blog here: https://bit.ly/[illegible]

#REIT #nestinrealestate #eggvesting



2

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HappyNest
August 5, 2020

Passive investors have a world of opportunity to invest in real estate.

Now, purchasing shares of a public non-traded REIT is one of the easiest ways to invest in commercial real estate.

Learn more at myhappynest.com ... See more



Passive Investor
HAPPYNEST

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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7 · 3 comments

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Mike Valdez
Esports Cafes

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HappyNest
August 14, 2020

"Compound interest is the eighth wonder of the world. He who understands it earns it... he who doesn't... pays it."
- Albert Einstein

Check out our new blog to learn how compounding interest can help grow your nest egg quickly... See more


New Blog Post
A Quick Way to Grow your Nest Egg
Year 0
Year 1
Year 2
Year 3
Year 4
Year 5
HAPPYNEST

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HappyNest
August 10, 2020

Investing is a life long journey. All the ups and downs are smoothed out over time as long as you make small, smart choices + consistency + time

#darrenhardy #motivationmonday #REIT #investing #REIT #Eggvesting


Small, Smart Choices + Consistency + Time
=
RADICAL DIFFERENCE
-Darren Hardy

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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August 31, 2020 ·

Real estate profits are generated from rent payments, reselling the property at a higher price tag or both!

#realestateinvesting#investing#eggvesting#wealth#profit#property


APPLAUSE
HAPPYNEST
Investment Property
HAPPYNEST

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HappyNest

August 20, 2020 ·

HappyNest invests in properties with credit-rated tenants, long term leases, and irreplaceable locations.

Learn more about the HappyNest real estate portfolio at https://bit.ly/2A28qdv

#Realestate#investing#eggvesting


What type of properties
do you want to invest in?
HAPPYNEST

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Mike Valdez
Exports Cafes

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HappyNest


HAPPYNEST
App Store
Google Play
Savings Goal
$5,486
Nest Egg Overview
Account Value $5,486.49
Invested by You $5,360.98
Your Returns $125.51 / 2.3%

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince21

happynestinvest

myhappynest.com

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HappyNest
September 1, 2020

We've been working hard to make your investing experience better. Our improved home screen allows you to access everything from one place. Investments, bonuses, dividends, portfolio, live chat, and the knowledge center are all just one click away.

Check out the new and improved HappyNest Invest app

App Store https://apple.co/320RYyl... See more


HAPPYNEST
Download on the App Store
GET IT ON Google Play

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HappyNest
August 21, 2020

Real estate profits are generated from rent payments, reselling the property at a higher price tag, or both!

#realestateinvesting#investing#eggvesting#wealth#profit#property

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessieprince23

happynestinvest

myhappynest.com

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HappyNest
September 5, 2020

Our improved home screen now allows you to view your HappyNest shares and investment growth easily.

Check out the new and improved HappyNest app

App Store https://apple.co/320KYyl... See more



MY HAPPYNEST
Account Overview
$1,135
Add Funds
Portfolio
Transactions
HAPPYNEST
App Store
Google Play

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HappyNest
September 4, 2020

Our improved savings goal page will help keep you on track. Watch your nest egg grow as you close in on your investing goal.

Check out the new and improved HappyNest app

App Store https://apple.co/320KYyl... See more



HAPPYNEST
App Store
Google Play
MY HAPPYNEST
< Back
Savings Goal
Your Goal Progress
On-Track
$5,486
$5,360.98
$125.51
$195,417
Nest Egg Overview
Account Value
$5,486.49
Invested by You
$5,360.98
Your Returns
$125.51 / 2.3%

00

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessepnnce23

happynestinvest

myhappynest.com

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HappyNest
September 24, 2022

Multi-family is hurting. The net lease asset class captures the highest transactional volume. Discuss.


Freddie Mac

GLOBEST.COM

Freddie Mac Multifamily Index Turns Negative | GlobeSt

The dip comes alongside a fall in NOI for the first time in 11 years.

2 · 1 comment

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Author
HappyNest
Prior recessions show that it takes about 24 months for values to hit bottom. If the market continues to trend downward, it will have a serious impact on values. Single-tenant essential use retail and grocery-anchored centers are showing resistance to ...
See more

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HappyNest
September 18, 2022

HappyNest helps demystify the science behind real estate investing and shows you how simple it is to get started with little money.

Invest in #Happynest to start building your real estate portfolio.

#realestate#investing#eggvesting#diversification


Real Estate Investing
HAPPYNEST
• LOW COST
• VETTED RENTAL PROPERTIES
• MULTIPLE MARKETS
• REDUCE RISK
• MAXIMIZE PROFITS

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince21
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
October 22, 2020

Corporations, franchisees, or individuals can all be guarantors. It is crucial to know not only your tenant but who or what entity is guaranteeing rent payments.

Visit our #happyvesting blog to learn more.

http://bit.ly/2RKjf9w



REAL ESTATE DEFINITIONS
Guarantor
/ˌgerənˈtôr/
noun
An individual or organization that makes a contractual agreement to pay for agreed to rent and adhere by the terms of a lease.
HAPPYNEST

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HappyNest
October 5, 2020

Real estate investments are one of the best ways to make money while you sleep.

Check out myhappynest.com to learn how you can get started investing in real estate today.

http://bit.ly/3aV1sfG… See more



A wealthy person is simply someone who has learned how to make money when they're not working.
- Robert Kiyosaki
HAPPYNEST

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What's Next?
foresight
expectations
conjecture
forecasts

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince/1

happynestinvest

myhappynest.com

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HappyNest
October 30, 2020

There are good and bad tenants. HappyNest vets its tenants to ensure they are of the highest quality.

Visit myhappynest.com to learn more.

http://bit.ly/3eVLrlG


REAL ESTATE DEFINITIONS
Tenant
/'tenent/
noun
A person or company who occupies land or property rented from a landlord.
HAPPYNEST

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HappyNest
October 28, 2020

Investing is a lifelong journey and the time to act is now.

#Investing#FinancialFreedom#WiseDecisions#Wednesday#eggvesting


The best time to plant a tree was 20 years ago.
The second best time is today.
- Chinese Proverb
HAPPYNEST

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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HappyNest
January 13, 2021

Want to learn what a REIT is all about?

Check out our newest blog for the need-to-know about REITs.

http://bit.ly/[illegible]



R e i t

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HappyNest
December 21, 2020

Want to know what may be in store for the 2021 real estate market?

Check out our newest blog post to find out.

http://bit.ly/[illegible]



coming up
looking ahead
predictions
What's Next?
foresight
expectations
conjecture
forecasts

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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Chad Prince
So easy

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HappyNest
March 31, 2021

Return over risk.

Playing the stock market can be exciting, but it can also be pretty risky. We're committed to the philosophy of building enduring wealth over time through the security and stability of real estate. With HappyNest, your dreams are at your fingertips.

We can help you get where you want to go!



Your dreams are at your fingertips.

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HappyNest
March 26, 2021

Invest with HappyNest!

We're putting real estate into the hands of real people by making it simpler than ever to invest in commercial properties. The more you invest over time, the more your nest egg grows.



$1,060

2

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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Ruby Slonta Prince
LOVE this!
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HappyNest
April 4, 2021

Step 1:
Download the App
Simplify your financial journey by unlocking the world of real estate investing from your smartphone.

Step 2:... See more



1.
2.
$10.00
3.

1

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HappyNest
April 2, 2021

With HappyNest, $10 allows you to purchase shares and start earning interest on our real estate portfolio today.

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince21

happynestinvest

myhappynest.com

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HappyNest
April 17, 2021

Our app is your welcome mat into the world of real estate. In it for the long haul. Real estate is a great choice for long-term investing. Unlike investing in stocks, real estate is shielded from the constant ups and downs of the market and offers a return of up to 8% over time.



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Chad Prince
So easy to sign up. Even easier to let your money sit and grow, worry free.
Like · Reply · 2y

HappyNest
April 9, 2021

The power of real estate in the palm of your hand.
Start your investing journey with a custom savings goal!
Download the NEW HappyNest app today at myhappynest.com/



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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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HappyNest

April 15, 2021

HappyNest makes real estate investing more intuitive than it's ever been. Our simple and friendly user interface demystifies investing and opens it up for everyone. Own a piece of actual real estate for as little as $10 (with no monthly fees).

No need to wrap your mind around a complex market or pick the right stocks. Simply invest and watch your investment grow



$1,060
HappyNest

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HappyNest

April 1[illegible], 2021

$0 in Monthly Fees

HappyNest removes the middle-man to reduce transaction costs. We like when you keep more of your money.



We like when you keep more of your money.

HappyNest



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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
April 22, 2021

Get in Touch! At HappyNest, we're not a bunch of industry lifers wearing stiff suits. We're really a lot like you, normal folks who are passionate about what we do.

We're also easy to talk to and understand how intimidating real estate investing can be for people just starting out.

We're always here to help because we've been there too!


Get In Touch!
App Store
Google Play

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HappyNest
April 19, 2021

✔HappyNest offers up to a 6% yearly return on money invested.

✔While other financial apps require your constant attention (and anxiety) as the market twists and turns, HappyNest allows your nest egg to grow over time using the proven power of compound interest.

✔Our team exists to help you build a stable foundation for financial freedom. We believe at a cellular level that you don't have to be a millionaire to live a financially healthy lifestyle.


Build a stable foundation for financial freedom.

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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free money
you earn.

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HappyNest
April 25, 2021

Real estate is a shield against the ups and downs of the stock market, offering a consistent return over time. This means you'll spend less time worrying about the future and more time dreaming about it.



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HappyNest
April 23, 2021

It started with service. Our founder, Jesse, started HappyNest because he wanted to make it easy for anyone to do what he does: make money by investing in real estate.

He wanted to make sure that those he served alongside during his time in the military would have the same opportunity to build wealth as those with financial degrees and real estate licenses.

Investing in real estate is a great option for anyone looking to build long-term wealth that can stand up to risk and... **See more**



HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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HappyNest
May 2, 2021

Seriously Secure... Seriously!

HappyNest connects securely to your bank and other partners using industry standard 256-bit encryption to ensure that the only eyes seeing your data are your own. We don't ever share your personal data with third-party vendors. You own your info 🔒


Link Your
Funding Account

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HappyNest
April 28, 2021

Impressive long-term growth...

Thanks to the power of compound interest, your investment will build upon itself consistently over time. That means that the more you invest, the more free money you earn toward the life you deserve


The more you invest, the more free money you earn.

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseponce21

happynestinvest

myhappynest.com

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Transparency
Inflation protection
Portfolio diversification

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HappyNest
June 20, 2021

Building a portfolio of long-term wealth takes more than a quick gain here and there. We're in it to help you for the long haul. By investing in HappyNest you can expect a steady return and avoid market volatility.

Download app to start building your portfolio, link in bio



Good things take time.
Happy Nest

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HappyNest
May 31, 2021

We remember and honor those who have made the ultimate sacrifice for our country



Thank you to our brave heroes.

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

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HappyNest
June 23, 2021

Learn why REITs (Real Estate Investing Trust) are reliable and important to have in your investment portfolio. Swipe



What you need to know about REITs
What is a real estate investment trust?
REITs provide investors with
Dividend-based income
Competitive market performance
Transparency
Inflation protection
Portfolio diversification

2

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HappyNest
June 23, 2021

Learn why REITs (Real Estate Investing Trust) are reliable and important to have in your investment portfolio. Swipe



What you need to know about REITs
What is a real estate investment trust?
REITs provide investors with
Dividend-based income
Competitive market performance
Transparency
Inflation protection
Portfolio diversification

1

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HappyNest


E P H R H V D C T C X P Z I P
J A O X E Q H W O X J T Z Q F
E R O Q Z T G F H X G P H Y Z
K E C P C C N R N S H A Y G N
J R T Z T U G I E P I T B W D
HappyNest

1

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HappyNest
June 27, 2021

The daily ups and downs of the stock market can be volatile. Riding the rollercoaster of the daily stock market can be fun at first... but it can leave you with a lot less than what you started with.
Investing in real estate is a steady investment with consistent dividends.


The daily ups and downs of the stock market can be volatile.

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HappyNest
June 25, 2021

We're a team of no worries at HappyNest and we're all about simple


★★★★★
Investment with no worries.
Cameron
HappyNest Investor
Happy

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a...

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest
Intro
HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a
Page · Financial service
1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
info@myhappynest.com
happynestapp
myhappynest.com
Always open
Rating · 5.0 (19 Reviews)
Photos
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HappyNest
July 7, 2021
Learn why compound interest is the move
Learn why compound interest is the move
What is compound interest?
$1,000 × 1.10 = $1,100
$1,100 × 1.10 = $1,210
$1,210 × 1.10 = $1,331
You may be cutting yourself short of your actual earning potential.
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HappyNest
June 30, 2021
First three words will predict your financial journey...ready...set...go!
What three words did you see first? Comment below
A S T E D N U O F M O C I C W
U Y E P D E K I R E Z N B E K
X D D C M L B H B O V E D V H
C H F O U B O G H E B Z S A N
V S C U L R N A S C Q A Z S G
Q N I W L N I T P H A N M G U
I T Q I W I F T Z O V S J Y A
T B N S W E L E Y U N U H E I
O S O O P P O R T U N I T Y D
M C E K F N W E Z O K B P M D
E P H R H V D C T C X P Z I P
J A O X E Q H W O X J T Z Q F
E R O Q Z T G F H X G P H Y Z
K E C P C C N R N S H A Y G N
J R T Z T U G I E P I T B W D
HappyNest

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

myhappynest.com

Always open

Rating · 5.0 (19 Reviews)

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Monday
Tuesday
Wednesday
Thursday
Friday
$
$
$
$
$
Happy Nest

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HappyNest

July 11, 2021

That's right, you can start investing in your future for just $10.00!


Ten Bucks
Ten Bucks
Ten Bucks
Ten Bucks
Ten Bucks
Ten Bucks

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HappyNest

July 9, 2021

Long-term wealth matters.


Capital is that part of wealth which is devoted to obtaining further wealth.
Alfred Marshall

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
- happynestapp
- jesseprince23
- happynestinvest
- myhappynest.com
- Always open
- Rating · 5.0 (19 Reviews)

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HappyNest

https://myhappynest.com/meanwhile-back-on-earth-jeff.../



Meanwhile, back on Earth, Jeff Bezos wants to be your landlord - HappyNest

Send message

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Alex Alx
wait, what, isn't he already?
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HappyNest

Download our FREE Guide to Real Estate Investing for Real People!



Happy Nest
Investing In Real Estate

MYHAPPYNEST.COM

Definitive Guide to Investing in Real Estate - HappyNest

Real insights from real estate investing experts to help you better understa...

Learn more

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HappyNest

Consistency in what you invest matters much more than one trendy stock. Diversify your portfolio with real estate and help build your financial future.



My Finances
Monday
Tuesday
Wednesday
Thursday
Friday
$
$
$
$
$

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a...

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessieprince23

happynestinvest

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Don't tell me where your priorities are. Show me where you spend your money and I'll tell you what they are.
James W. Frick
VP for Public Relations at Notre Dame
Happy Nest

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HappyNest
July 29, 2021

We're here to help prepare you for a successful financial future.

#ConsciousInvesting #Eggvesting #financialtips #Savings #investing



MYHAPPYNEST.COM
5 financial hacks we wish they taught us in school - HappyNest
A majority of Americans agree financial literacy should be taught in schools...
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HappyNest
July 23, 2021

Whew, so many emotions with the stock market. Here at HappyNest we want to empower you to create long-term wealth by investing in real estate.

#realestate #investing #eggvesting #TGIF


My Investing Mood
Monday
Tuesday
Wednesday
Thursday
Friday

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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August 4, 2021

Investing commandment #3: Hedge your yolos.

#investment #finance
#investing #realestate #personalfinances #happynest #stockmarketinvesting #financetips



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HappyNest
July 30, 2021

What he said...

Start investing in your future and long-term wealth today

Download now. ... See more



Don't tell me where your priorities are. Show me where you spend your money and I'll tell you what they are.

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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What kind of investor are you?
Calm
Reluctant
Emotional
Optimistic
Risk Taker
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HappyNest
August 12, 2021

Download our FREE Guide to Real Estate Investing for Real People!

MYHAPPYNEST.COM
Definitive Guide to Investing in Real Estate - HappyNest
Real insights from real estate investing experts to help you better understand the terminology...

2

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HappyNest
August 5, 2021

Remember to invest in your future

#happynest #realestate #investing #eggvesting #wealth



Reminder
Money speaks, wealth whispers. Keep investing.
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HappyNest
August 20, 2021

That's right, everyone! HappyNest allows everyone to invest in real estate.
#realestate #investing #eggvesting #happynest #tgif


Affordable, everyone can get into investing in real estate.
Michelle
HappyNest Investor
Happy Nest

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HappyNest
August 18, 2021

It's not about the now, it's about the future. Investing with HappyNest helps add diversity to your portfolio that you will have for the future.
#investing #wealth #eggvesting #realestate #happynest


Now
Future
Happy Nest

6

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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$5 $15 $25 $35 $45 $55
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HappyNest
August 27, 2021

Stop dreaming and focus on investing in your future.

#investing #REIT #realestate #consciousinvesting #happynest #egginvesting



Stop dreaming.
Start investing.
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HappyNest
August 25, 2021

Have you downloaded the HappyNest app? It takes 2 minutes. Add diversity to your portfolio for the long haul. Don't wish you'd start sooner. Download now!

https://bit.ly/happynest-app-invite

#realestate #egginvesting #happynest #REIT #happynest #wealth



How to save
for retirement
1 Set your goal
2 Start early
3 Invest for the long haul

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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jesseprince23

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HappyNest

September 8, 2021

Let's be real.

We are on a mission at HappyNest to give everyone access to the benefits of real estate ownership

#happynest #realpeople #realestate #investing #eggvesting #wealth


Real people.
Real estate.
Happy Nest

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HappyNest

September 1, 2021

Saving $1000 Challenge!

Start saving, fill in one square per day for one month.

#save #investing #wealth #happynest #eggvesting #challenge


$5 $15 $25 $35 $45 $55
$10 $20 $30 $40 $50 $60
$5 $15 $25 $35 $45 $55
$10 $20 $30 $40 $50 $60
$5 $15 $25 $35 $45 $55
HappyNest

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HappyNest
September 17, 2021

Real estate for everyone, just like Robbie said.

#happynest #investing #realestate #wealth #eggvesting #save


★★★★★
It makes real estate investing more affordable for people without a lot of money.
Robbie
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HappyNest
September 03, 2021

That's right, tell your money what to do! Make your money work.

#happynest #eggvesting #wealth #save #tgif #realestate


You've got to tell your money what to do or it will leave.
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HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

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HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1097 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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ime
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September 29, 2021

5 Tips for long-term investing:

1. Set a plan with goals of a PROFIT, and stick to it
2. Leave emotions out of it. Don't be tempted to jump on a bandwagon just because
3. Diversify your investment portfolio to help reduce RISK of a large LOSS.... **See more**



P
R
L O S S
F
R I S K
T
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HappyNest
September 2?, 2021

It's never too early to start investing in your financial future. Don't wait, download the HappNest app.

https://bit.ly/happynest-app-meta

#realestate #investing #save #eggvesting #wealth #happynest



Reminder
Investing takes time.
Start today.

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

- Page · Financial service
- 1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland
- info@myhappynest.com
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ime
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October 1, 2021

Saving and investing in your future can set you up for the long haul. Setting aside money with your future in mind is key. Allowing your portfolio to work over longer periods of time helps your chances of increasing your wealth.

#wealth # investing #eggvesting #happynest #realestate



What are you saving for?
Vacation
College
Retirement
House
Wedding
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HappyNest
September 28, 2021

Start driving toward long term wealth with steady real commercial real estate investments today. All you need is $10 and a smartphone to get going!

#investing #personalfinances #reits #realestateinvesting #stockmarketinvesting #StockMarket



LEFT
EXIT 12
Stock Market Volatility
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Real Estate Investing

HappyNest

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HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

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MONEYMADE.IO

HappyNest - MoneyMade

At HappyNest, they believe every individual deserves the opportunity to save and invest like th...

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HappyNest

November 22, 2021

Set it and forget it investing – with dividends.

Get started investing in a portfolio of commercial real estate for as little as $10

https://happynest.smart.link/3l49n7510


HappyNest
Real Assets.
Real Returns.
Real Easy.

MYHAPPYNEST.COM

Home - HappyNest

We're putting real estate into the hands of real people by making it simpler...

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HappyNest

October 6, 2021

Remember it's about the future, not the now. Avoid spending in the moment and invest for the future.

#eggvesting #happynest #wealth #realestate #invest #wisdom


Spend
or
Invest
Happy Nest

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MO, United States, Maryland

info@myhappynest.com

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A little change can make a big difference.

See for yourself. Enable Loose Change on in your HappyNest app and turbocharge your nest egg. Available now!

#reits #realestateinvestmenttrust #personalfinance #fintech #investingforbeginners


It's time for change.
Happy Nest
Welcome To Loose Change

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HappyNest
November 30, 2021

HappyNest is excited to announce the launch of our investing app's newest feature, Loose Change!

Loose Change allows HappyNesters to round up their purchases to the nearest dollar and adds the difference to your nest egg account.

Put growing your nest egg on auto-pilot. Learn more about how to enable this new feature today and start getting serious about your long-term financial future!... See more

MYHAPPYNEST.COM
Introducing Loose Change - HappyNest
Introducing Loose Change, an easy way to contribute to your HappyNest portfolio that's orga...

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HappyNest
November 29, 2021

Check out this awesome, in-depth review by MoneyMade on HappyNest's commercial REIT!!

Get started investing in real estate for as little as ten dollars and become the landlord of Fortune 500 companies.

#investing #personalfinance #realestateinvesting #reits... See more


HappyNest
5 reviews
At HappyNest, they believe every individual deserves the opportunity to save and invest like the...
Min Investment
$10
Target Returns
6%

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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HappyNest
December 13, 2021

HappyNest is an alternative way to 'invest in what you know.'

Become the landlord of Fortune 500 companies starting at just $10.

Build your financial future brick by brick... **See more**

MYHAPPYNEST.COM
HappyNest is an alternative way to 'invest in what you know' - HappyNest
HappyNest's portfolio of properties is an alternative way to 'invest in what you know' – by bec...

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HappyNest
December 6, 2021

As 2021 draws to a close, we're looking ahead with our annual real estate market outlook report for 2022.

#realestateinvesting #realestateinvestor #fintech #investing #reits #reit #realestate

https://myhappynest.com/5-real-estate-market-prediction.../

MYHAPPYNEST.COM
5 real estate market predictions for 2022 | HappyNest
HappyNest's team shares their annual real estate market outlook for 2022, as well as our real e...

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HappyNest
December 6, 2021

Check out this awesome overview of what HappyNest offers by Maximizing Money + receive a $25 sign-up bonus!

#investing #realestateinvesting #personalfinance #stockmarket #fintech

https://www.maximizingmoney.com/investment.../happynest/



MAXIMIZINGMONEY.COM
HappyNest - Real Estate Micro-Investing App: $25 Sign-Up Bonus + $10 Referral Bonuses
HappyNest - Commercial Real Estate Micro-Investing App: Get $25 Sign-Up Bonus, Earn $10 Referral Rewards. Low $10 Minimum. No Monthly Fees.

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Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jesseprince23

happynestinvest

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HappyNest updated their cover photo.
December 20, 2021


Meet the first real estate investing app that lets you round up daily spending for long term savings
Happy Nest
www.myhappynest.com

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HappyNest updated their cover photo.
December 20, 2021


Meet the first real estate investing app that lets you round up daily spending for long term savings
Happy Nest
www.myhappynest.com

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HappyNest
December 20, 2021

Meet the first real estate app that lets you round up daily spending for long term savings. A little change can make a big difference. Download the HappyNest app today, enable Loose Change, and watch your nest egg grow! #roundupforrealestate #reits #realestateinvestmenttrust #personalfinance #fintech #investingforbeginners www.myhappynest.com


Investing in real estate.
Easy as...
Happy Nest

1

2 shares

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

happynestapp

jessieprince23

happynestinvest

myhappynest.com

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It's time for change.
Say hello to the first real estate investing app that lets you round up daily spending for long term savings.

1

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HappyNest
January 10, 2022

Say hello to steady and solid returns from real estate and bye bye to stock market volatility! Get started investing in real estate today for as little as $10.
https://happynest.smart.link/3l49n/5l0


New Property Alert!
THE KELSEY
Projected IRR
±18%
Preferred Return
9%
Equity Multiple
±2%
HappyNest

4 · 1 comment 2 shares

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Josh Collier
Love it
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HappyNest
December 26, 2021

Meet the first real estate app that lets you round up daily spending for long term savings. A little change can make a big difference. Download the HappyNest app today, enable Loose Change, and watch your nest egg grow! #roundupforrealestate #reits #realestateinvestmenttrust #personalfinance #fintech #investingforbeginners www.myhappynest.com


Invest centsibly.
HappyNest
Welcome To Loose Change

HappyNest

Intro

HappyNest brings real estate investing to the palm of your hand! Get started with as little as $10 a

Page · Financial service

1997 Annapolis Exchange Parkway, Annapolis, MD, United States, Maryland

info@myhappynest.com

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$1,604.25
Real Estate Investment for Everyone

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HappyNest

A note from our Founder, Jesse Prince where he explores the story behind how HappyNest was born: "A tribute to my brother, Todd. Your influence has shaped me more than you can know. 🙏

Once upon a time, I found myself deeply immersed in the world of real estate at the Stan Johnson Company, swapping commercial properties between the hands of the wealthy. Yet as a veteran, I've always been a believer in capitalism — but the conscious kind. Making money is great, but leaving a p... See more



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Matthew Lehrer
This is a great story, I've always admired your strength.
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HappyNest
January 11, 2022

Meet the first real estate app that lets you round up daily spending for long term savings. A little change can make a big difference. Download the HappyNest app today, enable Loose Change, and watch your nest egg grow! #roundupforrealestate #reits #realestateinvestmenttrust #personalfinance #fintech #investingforbeginners
www.myhappynest.com



Investing in real estate.
Easy as...
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I was honored to present on behalf of HappyNest at Finovatefall in NYC last week. We had a great demo and made some solid connections. I always appreciate the opportunity to spread the word about our mission to democratize the world of real estate and alternative investing so that everyone can access the investments once reserved for the top 1% of Americans.
Go HappyNest!
#finovatefall #realestateinvesting #crowdinvesting #happynest
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HappyNest updated their cover photo.
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IN FACT, ONE OF THE BENEFITS OF EQUITY REITS IS THAT THEIR RENTAL AND LEASE RECEIPTS TEND TO INCREASE ALONG WITH INFLATION, MAKING REITS A POTENTIAL HEDGE AGAINST INFLATION.
New Property Alert!
±18%
9%
±2%
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What are you saving for?
P R L O S S F R I S K T
HappyNest
It makes real estate investing more affordable for people without a lot of money.
You've got to tell your money what to do or it will leave.
Real people. Real estate.
Stop dreaming. Start investing.
How to save for retirement
Set your goal
Start early
Invest for the long haul
Affordable, everyone can get into investing in real estate.
Now
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A Housing Expert Speaks: A Deep Freeze Followed By Equilibrium
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Understanding Cap Rates: A Beginner's Guide to Real Estate Finance
Don't wait to buy real estate. Buy real estate and wait.
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NEW BLOG POST
Say hello to the first real estate investing app that lets you round up for long term savings.
Start Saving. Build Wealth.
Access to Real Assets
Real estate cannot be lost or stolen, nor can it be carried away. Purchased with common sense, paid for in full, and managed with reasonable care, it is about the safest investment in the world.
Tangible assets are the only option in an environment where even banks are failing. Things you can touch and feel have intrinsic value regardless of the currency used to purchase it.
Don't wait
Round Ups For Real Estate
Happy Nest
Start small. Think big.
IN FACT, ONE OF THE BENEFITS
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HappyNest @HappyNestInvest · Aug 2, 2017
Sleep well, fellow investors! #happynest #realestateinvestment #investing #mobileapp #technology
LANDLORDS GROW RICH IN THEIR SLEEP
JOHN STUART MILL
HappyNest @HappyNestInvest · Aug 1, 2017
Technology is changing real estate investing. Learn how: ow.ly/jyRm30e4Ou9 #realestateinvesting #mobileapp #realestatetechnology
HappyNest @HappyNestInvest · Jul 31, 2017
Learn why Americans consider real estate the favored long-term investment #realestateinvesting #investinyourfuture ow.ly/ae9A30eIrGK
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HappyNest @HappyNestInvest · Aug 7, 2017
The new wave of investing for millennials ow.ly/tTRa30eeljd #microvesting #investinrealestate #happynest #buildyournestegg
HappyNest @HappyNestInvest · Aug 6, 2017
Your next big opportunity may be right where you are #realestate #realestateinvestments #longterminvestment #happynest
HappyNest @HappyNestInvest · Aug 5, 2017
Happy Saturday Folks! ow.ly/p3aT30ebXOB #realestateinvesting #realestate #investinyourfuture #investment #finance #techstartup
HappyNest @HappyNestInvest · Aug 4, 2017
Check out #4! Over 30 of the world's billionaires grew their bank accounts by investing in Real Estate #realestate ow.ly/C2pI30eaHlU
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HappyNest @HappyNestInvest · Aug 11, 2017
"Real estate still offers predictable cash flows, tax benefits and a hedge against inflation, and thus remains highly appealing..."
HappyNest @HappyNestInvest · Aug 10, 2017
Victory belongs to the most persevering - Napoleon Bonaparte #TBT #throwbackthursday #napoleon #realestate #technology #startup #invest
1783
Napoleon begins seizing real estate in the form of countries
HappyNest @HappyNestInvest · Aug 9, 2017
All signs point to YES! #investinrealestate with #happynest
HappyNest @HappyNestInvest · Aug 8, 2017
#enoughsaid
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HappyNest · 352 posts · Follow

HappyNest @HappyNestInvest · Aug 15, 2017
What is Commercial Real Estate Investing? ow.ly/khg830eqL9Z #investinrealestate #investment #longterminvestment #realestate

HappyNest @HappyNestInvest · Aug 14, 2017
Fannie Mae reports that 85% of Millennials see real estate as a good investment. #investinrealestate #happynest ow.ly/lFZd30epnwA
1

HappyNest @HappyNestInvest · Aug 13, 2017
Build your dreams, invest in your future! #realestateinvesting #investinrealestate #invest #realestate #financialfreedom



2 · 4

HappyNest @HappyNestInvest · Aug 12, 2017
Investing in commercial real estate is a great way to secure your future for years to come...ow.ly/m8AZ30emsEa #happynest #realestate

HappyNest reposted
Gilian Gegawin @gpginfo · Aug 11, 2017
Land is better investment than Gold and Silver. #LandInvestors #LandInvesting #realestate #realestateinvestor #business #realestateinvesting



Don't wait to

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HappyNest @HappyNestInvest · Aug 18, 2017
Ever wonder what the White House is valued at? Read on...
retipster.com/35-real-estate... #funfactfriday #realestate #investing #happynest
HappyNest @HappyNestInvest · Aug 17, 2017
Where to get the most bang for your buck ow.ly/NwSN30eu7mt #realestate #investment #happynest
HappyNest @HappyNestInvest · Aug 16, 2017
"...Put your future in good hands—your own." —Mark Victor Hansen
#investinrealestate #realestateinvesting #financialfreedom #savings
HappyNest @HappyNestInvest · Aug 15, 2017
What is Commercial Real Estate Investing? ow.ly/khg830eqL9Z
#investinrealestate #investment #longterminvestment #realestate
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HappyNest @HappyNestInvest · Aug 26, 2017
Stay informed on how technology is shaping the future of commercial real estatehttp://ow.ly/Oyw63OelYh5 #happynest #realestateinvesting

HappyNest @HappyNestInvest · Aug 26, 2017
Commercial office space start-up WeWork announced it has $4.4 billion from SoftBank ow.ly/FOuJ3OeHf2X #investinrealestate

HappyNest @HappyNestInvest · Aug 24, 2017
What's in store for the rest of 2017? ow.ly/LHh73OeAlWN #investinrealestate #happynest

HappyNest @HappyNestInvest · Aug 23, 2017
Technology is fast becoming an integral part of the real estate industry ow.ly/oF6H3OeAlt6 #investinrealestate #happynest

HappyNest @HappyNestInvest · Aug 22, 2017
Passive Commercial Real Estate Investing As An Alternative ow.ly/Vga63OeAllS #investinrealestate #realestateinvesting #happynest

HappyNest @HappyNestInvest · Aug 20, 2017
Choose commercial real estate investing for long term gains #happynest # #investinrealestate #investing #realestatetechnology



Investing in Commercial Real Estate
Benefits
• attractive returns
• current income
- long-term tenants mean guaranteed profits
• portfolio diversification
• hedge against inflation
- market adjusts to changing price levels
- contractual leases commonly have Consumer Price Index (CPI) or fixed upward lease adjustments

HappyNest reposted
Infabode @Infabode · Aug 17, 2017
#Denver Office Market in July by @Transwestern: infabode.com/hubs/general-c... (while you're there, check Retail & Industrial, too!) #Colorado #USA



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3 · 3

HappyNest @HappyNestInvest · Dec 2, 2017
It's always the season for real-estate investing. Get your foot in the door with helpful tips below! #happynest

banklesstimes.com/2017/11/29/its...

HappyNest @HappyNestInvest · Oct 4, 2017
We said it before, we'll say it again: Technology is changing commercial real estate! #happynest #investinrealestate rejournals.com/Articles/2017/...

HappyNest @HappyNestInvest · Sep 12, 2017
Millennials are shaping the commericial real estate market. Learn more here: ow.ly/IlA230f6uBc #happynest #realestate #investment

redirectconsulting.com
4 Ways Millennials are Shaping Commercial Real Est
Today, tech markets are thriving in the United States, from Silicon Valley to lesser known hubs li...

1

HappyNest @HappyNestInvest · Sep 9, 2017
How to succeed in commercial investing #happynest #realestate #investing #investforlongterm ow.ly/UY2k30f1USP

HappyNest @HappyNestInvest · Sep 2, 2017
Happy Saturday!
3 things that make a great real estate investment: ow.ly/zoGh30eRQ1K #happynest #realestate #investing

HappyNest @HappyNestInvest · Aug 28, 2017
Stay informed on how technology is shaping the future of commercial real estatehttp://ow.ly/Oyw830eIYh5 #happynest #realestateinvesting

1

HappyNest @HappyNestInvest · Aug 28, 2017

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HappyNest @HappyNestInvest · May 23, 2018
Check this out! A breakdown of Real-estate investing 101 Read more here: bit.ly/2s3QlgA @TDBank_US #realestateinvesting #investinrealestate #realestate #investor bit.ly/2s3QlgA
HappyNest @HappyNestInvest · Dec 8, 2017
Avoid a financial hangover. Invest in real estate. #happynest .
#party #finance #money… instagram.com/p/Bcdumjyl6bG/
HappyNest reposted
Infabode @Infabode · Dec 2, 2017
In case you missed: the 12 largest platforms for Real Estate crowdfunding in Europe and the United States: infabode.com/hubs/general-g… via @TranioCom #crowdfunding #realestate #proptech #Europe #USA #investment
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Read on: bit.ly/2J1yZuE #save #happynest #realestateinvesting #realestatestartup #startup
HappyNest @HappyNestInvest · May 23, 2018
Want the latest updates on HappyNest? Follow the link and learn more: bit.ly/2J47gJ #happynest #realestate #microinvesting #MobileApp
HAPPYNEST
Real Estate Investing Simplified
HappyNest @HappyNestInvest · May 23, 2018
Some tips on saving your money for the future & a highlight on #realestate investing. Read more here: on.mktw.net/2IGiRPY @MarketWatch #investor #realestate #happynest
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ow.ly/ejJ23Ojwkyd #CRE
HappyNest reposted
CommercialRealEstate @CREwatch · Apr 16, 2018
Miami Developer Adds Drone Port To Residential Tower Rooftop
ow.ly/Od8m30jwkFu #CRE
globest.com
Miami Developer Adds Drone Port To Residential To
Paramount Miami Worldcenter developer Dan Kodsi is making modifications to include a 5,000-squar...
HappyNest @HappyNestInvest · May 29, 2018
Ever wondered what a #REIT is? @investopedia explains it best with this article: bit.ly/2shDN5D Check it out and learn more about #realestateinvesting #happynest #investing #realestate
HappyNest reposted
North Metro REIA @NorthMetroREIA · Jan 25, 2018
Buying and managing investment property — be it houses, multifamily units or commercial real estate — is hard work. Therefore, read about these Four Common #Commercialrealestateinvesting Mistakes you should avoid 😊 buff.ly/2G45Hat
HappyNest @HappyNestInvest · May 26, 2018
"Most people who own shares in real estate investment trusts can also deduct up to 20 percent of their ordinary REIT dividends" Check out how the tax reform benefits real estate investors: bit.ly/2xi7yIg #realestateinvesting #TaxReform @sfchronicle
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HappyNest @HappyNestInvest · May 29, 2018
The #realestate investing industry is going #green and #clean- Take a look at #cleanenergy and how investors are jumping on the bandwagon! @theSolarMag bit.ly/2xnXIKz



1 1

HappyNest @HappyNestInvest · May 29, 2018
Did you know that you don't have to have a high income or tons in your bank account to invest in real estate? Learn more here: bit.ly/2snZHTL #invest #investinrealestate #realestateinvesting #mobileapp #startups



REAL ESTATE HISTORICALLY OUTPERFORMS THE STOCK MARKET
HAPPYNEST

1

HappyNest reposted
GlobeSt.com @GlobeStcom · May 29, 2018
The untethered office experience will be essential to keeping millennial workers happy. WiredScore's J.D. Jeske notes. ow.ly/QGKg30kexuV

2 3

HappyNest reposted
CommercialRealEstate @CREwatch · Apr 16, 2018
Walmart Plans $68 Million in NJ Store Construction and Improvements ow.ly/eJJ230jwkyd #CRE

1 1

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CommercialRealEstate @CREwatch · Apr 16, 2018
Miami Developer Adds Drone Port To Residential Tower Rooftop ow.ly/OdGm30jwkFu #CRE

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HappyNest @HappyNestInvest · May 29, 2018
How do REITs create returns for investors? Check out this infographic we created to help you "get simple" with real estate investing #RealEstate #investing #investinrealestate #happynest


HOW REITS CREATE RETURNS
REITs receive rental income from properties such as apartment complexes, hospitals, office buildings, and shopping malls
Investors buy shares in the REITs just like they would buy shares in companies or stocks
Investors get paid simply for owning shares of the REITs!

1 1

HappyNest @HappyNestInvest · May 29, 2018
Interesting!

Businessweek @BW · May 29, 2018
Here's how much money you need for bankers to think you're rich
bloom.bg/2H4okKQ



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HappyNest @HappyNestInvest · May 30, 2018
"If interest rates are going up because the economy is improving, that can be positive for REITs because landlords can raise rents to cover the rate increases," said Brian Corde SVP at @cohenandsteers Read more here: cnb.cx/2spWG5H @CNBC
HappyNest @HappyNestInvest · May 30, 2018
Wow, there's a huge gap here. #investinrealestate
We make investing simple- check it out: bit.ly/2snZHTL
CNN @CNN · May 30, 2018
56% of married women leave investment and long-term financial planning decisions to their husbands, and 85% of women who defer to their husbands believe their spouses know more about financial matters, according to a new report cnn.it/2IYxKOO
HappyNest @HappyNestInvest · May 29, 2018
Check out @forbes latest article on #realestate investing tips!
bit.ly/2JfYAzW #investinrealestate #investing #invest #CRE
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HappyNest reposted

7 Rules For Real Estate Investing @7RulesREI · Jun 7, 2018

#realestateinvesting in self-storage? Not a bad idea, considering that - as our friend and national expert Scott Meyers (@SelfStorageGuy) points out - "Break-even for self-storage is just 45% occupancy, far below that of other sectors."



1

HappyNest @HappyNestInvest · May 30, 2018

5 things you need to know about #investing in single-family rentals @MarketWatch on.mktw.net/2IWXRoh #realeatstateinvesting #netlease #investing #investor #realestate #commercialrealestate



HappyNest @HappyNestInvest · May 30, 2018

GREAT read! @Forbes delivers a 'State Of The Union' Of Real Estate. Check it out here: bit.ly/2IZpJE5 #realestateinvesting #realestate #realestatenews #investing #investors #realestateinvestor



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HappyNest @HappyNestInvest · Jun 7, 2018
#investinrealestate :) #happynest #followus for updates
"I never attempt to make money on the stock market. I buy on the assumption that they could close the market the next day and not reopen it for five years."
WARREN BUFFETT
HappyNest @HappyNestInvest · Jun 7, 2018
Woah- @JLL making very big moves in real estate tech! check it out: bit.ly/2xYAqWC #realestateinvesting @TechCrunch
HappyNest reposted
The REIT Wire @thereitwire · Jun 7, 2018
Simon To Transform Former Sears Locations Throughout Its Portfolio #REIT #REITNews ow.ly/JAfa30knKXw
HappyNest reposted
7 Rules For Real Estate Investing @7RulesREI · Jun 7, 2018
#realestateinvesting in self-storage? Not a bad idea, considering that - as our friend and national expert Scott Meyers (@SelfStorageGuy) points out - "Break-even for self-storage is just 45% occupancy, far below that of other sectors."
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HappyNest and Anthony J. Tata
HappyNest @HappyNestInvest · Jul 26, 2018
That's why you should be saving your money by #investing in tangible assets like #commercialrealestste - Our new website is coming soon- stay tuned for how you can invest in #realestate for as little as $10
Only 18% of all American adults are earning more than 1.5% on their savings
GIF
HappyNest @HappyNestInvest · Jul 26, 2018
Great article from @Forbes - Real Estate investing should definitely be included as another option for investing for this age group!
apple.news/AiEmXbyHgSGSfd... #investing #realestate #investinrealestate
HappyNest @HappyNestInvest · Jun 7, 2018
#investinrealestate :) #happynest #followus for updates
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to/1

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JOHN STUART MILL

1 · 2

HappyNest @HappyNestInvest · Nov 18, 2018

HappyNest is driven by passion. 24/7 is just normal business hours for us. That is how a successful #realestateinvesting #technology company is created from the ground up. #happynest #Motivation


#HAPPYNEST
Set a savings goal that matches the lifestyle of your dreams!

1

HappyNest @HappyNestInvest · Nov 17, 2018

Our CEO moderating a panel on cyber security with national best-selling author Anthony Tata @ajtata . After all, @Eggvesting we take the security of our users very seriously 💯 #happynest #cybersecurity #investing #realestate #realestateinvesting #financialfreedom


ANTHONY TATA
DARK WINTER

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HappyNest @HappyNestInvest · Dec 2, 2018
You wouldn't believe how much money people spend each year on lottery tickets #happynest.
.
.
#investinrealestate #realestateinvestor #nestegg #lotto #jackpot #invest #money #commercialrealestate #sparechange #wealth #realestate #investments bit.ly/lotto_vs_real_...
HappyNest @HappyNestInvest · Nov 28, 2018
Working hard on a new video for our website and it's looks great #happynest #ComingSoon
HappyNest @HappyNestInvest · Nov 21, 2018
Give #thanks for the life you have. #invest wisely for the life you want. Happy #ThanksgivingEve #RealEstate #GoalSetting bit.ly/subscribefor10
SIGN UP AND EARN $10
HAPPYNEST
Invest In Real Estate And Grow Your Nest Egg.
HappyNest @HappyNestInvest · Nov 18, 2018
@Eggvesting makes it simple to #invest spare change in #realestate and get paid rent by some of the world's most successful tenants. Become a #realestateinvestor and make #money while you sleep #happynest
LANDLORDS
GROW RICH IN
THEIR SLEEP
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we pick sides. Go Army! Beat Navy!
#ArmyNavyGame #GoArmyBeatNavy #happynest

1

HappyNest @HappyNestInvest · Dec 7, 2018
Easy is our specialty. #happynest #simple #realestate #investing



OWN THIS
EARN THIS
ALL FROM THIS

1

HappyNest @HappyNestInvest · Dec 6, 2018
Did you know that a lot of nationally-recognized tenants prefer long-term leases over owning the #realestate for their stores?
.
.
#realestateinvesting #netlease #wealth #landlord #opportunity #retail #rent #invest bit.ly/2PqANg5 @Quora

2

HappyNest @HappyNestInvest · Dec 5, 2018
How you decide to save #money today may determine your lifestyle down the road. It's never too early to get started! #happynest
.
.
.
#realestateinvesting #estate #nestegg #retirement #diversify #financialfreedom

1

HappyNest @HappyNestInvest · Dec 4, 2018
The Dow plunged almost 800 points today. #realestateinvesting can help protect your #cash from losses #happynest.
.
.
#realestate #realestateinvestor #diversification #nestegg #money…
instagram.com/p/Bq_bigGgDOP/…

1

HappyNest @HappyNestInvest · Dec 2, 2018
You wouldn't believe how much money people spend each year on lottery tickets #happynest.
.
.
#investinrealestate #realestateinvestor #nestegg #lotto #jackpot #invest #money #commercialrealestate #sparechange #wealth #realestate #investments bit.ly/lotto_vs_real_…

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HappyNest @HappyNestInvest · Dec 15, 2018
Set a #savings #goal and #crush it.
#SaturdayThoughts #realestateinvestor #realestate #comingsoon #entrepreneur #FinancialFreedom #incomeinvesting #invest #landlords #mindset #money #nestegg
HAPPYNEST
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HappyNest @HappyNestInvest · Dec 12, 2018
Coming soon to a smartphone near you!
#happynest #invest #realestate #nestegg #newyorkcity #simple #entrepreneur #inspire #FinancialFreedom #money #realestateinvesting #comingsoon
Investing with HappyNest is simple
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Ceate Egg
HappyNest @HappyNestInvest · Dec 8, 2018
We love all those who have proudly served our nation. But one day a year
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Invest like the wealthy and grow a nest egg for all to envy!
THE BEST TIME TO
HappyNest @HappyNestInvest · Dec 28, 2018
#HappyNest is designed to help you set realistic #savings #goals, so that you can get ahead in 2019 and beyond. #NewYearsResolutions #realestateinvesting #realestate #Millennials #FridayMotivation #Financialfreedom
HappyNest @HappyNestInvest · Dec 26, 2018
We're tired of people talking $&@# about #Millennials living at home or not having enough #savings. Crippling #StudentLoans due to greedy #education institutions, ever rising #costs, and minimal #wage growth make it near impossible to get ahead these days. #happynest #RealEstate
HappyNest @HappyNestInvest · Dec 24, 2018
Best wishes from the #HappyNest family! #MerryChristmasEve #AlwaysOpen #ChristmasEve2018
HAPPYNEST
Merry Christmas!
3
HappyNest @HappyNestInvest · Dec 15, 2018
Set a #savings #goal and #crush it.
#SaturdayThoughts #realestateinvestor #realestate #comingsoon #entrepreneur #FinancialFreedom #incomeinvesting #invest #landlords #mindset #money #nestegg
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HappyNest reposted
Bloomberg @business · Jan 5, 2019
A simple graph does a better job of predicting recessions than the experts. @Noahpinion remind us why the yield curve matters bloom.bg/2FdwCmm via @bopinion
bloomberg.com
Yield Curve Tells the Fed to Hold on Rates
If this keeps up, a key recession warning indicator soon will be flashing red.
HappyNest reposted
Bloomberg Originals @bbgoriginals · Jan 5, 2019
The federal courts run out of cash next Friday. What happens then?
U.S. courts to run out of money in days
0:52
HappyNest @HappyNestInvest · Jan 3, 2019
#NuffSaid #realestateinvesting #invest #NewYearsResolution #entrepreneur #financialfreedom #Millennials
We decided it was time to provide you with access to attractive alternative investments, like
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#happynest #retail #kroger #investinrealestate #future #tech #realestate #investing #invest

chainstoreage.com
Kroger CEO offers five predictions on future of retail
Retail is not going away.

HappyNest @HappyNestInvest · Jan 25, 2019

The government reopened. Time to kick it into gear. Get ready to grow. #HappyNest #realestateinvestor #realestateinvesting #ComingSoon #GovernmentReOpen #GovernmentShutdownstories #govermentshutdown #capital #CRE #entrepreneur

---

HappyNest @HappyNestInvest · Jan 24, 2019

Even #millionaires started somewhere. Start small by #investing $10 each week and increase that amount as your #income grows.

How much #money could you save each week?

#happynest #realestate #invest #savingmoney #RetirementPlanning #FinancialFreedom

---

HappyNest @HappyNestInvest · Jan 11, 2019

Government employees, including the #coastguard, are going without #paychecks today. This reminds us how important it is to have an emergency #nestegg for times of uncertainty. Make #investing in #realestate a part of your long-term #financial plan. #happynest

1 2

HappyNest @HappyNestInvest · Jan 6, 2019

You can strike it rich by catching a big fish, or you can #invest with #HappyNest and grow #wealthy over time.

CNN @CNN · Jan 6, 2019
Massive tuna nets $3.1 million at Japan auction cnn.it/2Fg5zXd



1

HappyNest reposted

Bloomberg @business · Jan 5, 2019

A simple graph does a better job of predicting recessions than the experts. @Noahpinion remind us why the yield curve matters bloom.bg/2FdwCmm via @bopinion

---

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HappyNest @HappyNestInvest · Aug 16, 2019
Let Eggmund guide you on your journey to financial freedom.



I'll teach you the best ways to earn passive income from real estate investments.
- Eggmund Savemore
HAPPYNEST

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HappyNest @HappyNestInvest · Jan 28, 2019
Retail is not dead. Successful companies are using brick and mortar locations to enhance their customers' overall shopping experience.

#happynest #retail #kroger #investinrealestate #future #tech #realestate #investing #invest

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#Happylaborday



2 · 3

HappyNest @HappyNestInvest · Sep 1, 2019
It's about more than just making money. #HappyNest


Happiness is not in the mere possession of money; it lies in the joy of achievement, in the thrill of creative effort.
– Franklin D. Roosevelt
HAPPYNEST

1 · 2

HappyNest @HappyNestInvest · Aug 19, 2019
Happy Aviation Day! Oh how far we've come since Orville Wright made his first flight on December 17, 1903.

Here's to innovation.

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HappyNest @HappyNestInvest · Oct 2, 2019
40% of Americans don't have $400 to cover emergency expenses. We can help change that by building your nest egg.
HappyNest @HappyNestInvest · Sep 16, 2019
Forget what they say. Size does matter.
NEST EGG
HappyNest @HappyNestInvest · Sep 2, 2019
This guy on a stick. He wishes you all the happiest of Labor Day celebrations!
#Happylaborday
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HappyNest @HappyNestInvest · Oct 6, 2019
Our team of real estate experts has more than 100 years of combined experiences – and they'll always try to get you the best value for your money.
Price is what you pay.
Value is what you get.
– Warren Buffett
HAPPYNEST
HappyNest @HappyNestInvest · Oct 2, 2019
40% of Americans don't have $400 to cover emergency expenses. We can help change that by building your nest egg.
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More money has been made in real estate than in all industrial investments combined. The wise young man or wage earner of today invests his money in real estate.
– Andrew Carnegie
HAPPYNEST
HappyNest @HappyNestInvest · Oct 9, 2019
Take some of the pressure off of your financial future so that you can enjoy the now. #ExperienceMore with #HappyNest.
HappyNest @HappyNestInvest · Oct 7, 2019
Nest Eggs: now part of a complete breakfast. #HappyNest
#investinrealestate #investing #invest #investing101 #millionairemindset #technology #techinvesting
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HappyNest

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HAPPYNEST

1 · 2 · 3

HappyNest @HappyNestInvest · Oct 20, 2019

Build your nest egg now so that you can relax later. #HappyNest helps you generate passive income so in the future you can #ExperienceMore



1 · 4

HappyNest @HappyNestInvest · Oct 14, 2019

Be the best you. Become a real estate investor today. #HappyNest


SUPERMARKET
CAFE
HAPPYNEST

1 · 3

HappyNest @HappyNestInvest · Oct 13, 2019

The proof is in the pudding, as they say. #HappyNest

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HappyNest @HappyNestInvest · Oct 28, 2019
$10 is all you need to get started. The investment in your future is priceless.
Invest in yourself. Your career is the engine of your wealth.
– Paul Clitheroe
HAPPYNEST
HappyNest @HappyNestInvest · Oct 23, 2019
Financial experts recommend that you invest at least 5% of your savings in Real Estate. That small amount can make a huge difference. Diversifying your investments is the key! Learn more with the #Happynest app.
5%
OF YOUR SAVINGS
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HAPPYNEST
HappyNest @HappyNestInvest · Nov 3, 2019
You're investing in your future, not just making money.
Know what you own, and know why you own it.
– Peter Lynch
HAPPYNEST
HappyNest @HappyNestInvest · Oct 30, 2019
Real Estate Investing for as little as $10.
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Happy Veterans Day!
#america #veteransday#freedom
2
3
HappyNest @HappyNestInvest · Nov 6, 2019
What are the terms?
How much can you invest?
Is it a high quality market?
Consider your goals when planning your real estate investment. Here's some key questions to ask yourself when determining if an investment is right for you. #realestateinvesting #financialfreedom
What are my goals?
When do I need the money back?
How much can I comfortably invest?
HAPPYNEST
1
2
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HAPPYNEST

1 · 5

HappyNest @HappyNestInvest · Nov 15, 2019

Teach your kids the importance of investments early on, and they'll thank you later. #realestateinvesting #financialfreedom



Real Estate Investing
HAPPYNEST

3

HappyNest @HappyNestInvest · Nov 15, 2019

Why a REIT? They typically provide high dividends along with the potential for moderate and long-term growth. Sounds like a no brainer, right?



REIT
Real Estate Investment Trust
/Reet/
noun
A tax advantaged company owning and typically operating real estate which generates income.
HAPPYNEST

1 · 8

HappyNest @HappyNestInvest · Nov 11, 2019

HappyNest is FREE for all veterans. We are proud to be a veteran-owned

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HappyNest @HappyNestInvest · Nov 26, 2019
Whether it's your home or your car, it's important to understand the terms of your lease. This is one time you don't want surprises!



lease
/lēs/
noun
The right to use land, property, services, etc. in return for an agreed-upon payment.
HAPPYNEST

HappyNest @HappyNestInvest · Nov 20, 2019
Make good choices, and you'll find the right path.



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HappyNest @HappyNestInvest · Dec 4, 2019
It's all about what you own.



equity
/ekwədē/
noun
1) The amount of cash required to make your real estate investment.
2) Your ownership stake in an asset.
HAPPYNEST

2

HappyNest @HappyNestInvest · Dec 2, 2019
Download the app, and start investing in real estate. #HappyNest



The way to get started is to quit talking and begin doing.
– Walt Disney
HAPPYNEST

2

HappyNest @HappyNestInvest · Nov 28, 2019
From our family to yours, Happy Thanksgiving!

#family #thanksgiving #holidays #turkeydinner

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Plant the seed for your future. #HappyNest
Someone is sitting in shade because someone planted a tree a long time ago.
– Warren Buffett
HAPPYNEST
HappyNest @HappyNestInvest · Dec 10, 2019
REITs are required to pay at least 90% of its net income to shareholders in the form of dividends.
dividend
/divə,dend/
noun
A sum of money paid regularly by a company to its shareholders
HAPPYNEST
HappyNest @HappyNestInvest · Dec 4, 2019
It's all about what you own.
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HappyNest @HappyNestInvest · Dec 18, 2019
According to a Gallup poll, real estate investments are still among the most trusted for Americans.
35%
of Americans say Real Estate is the best Long Term Investment
HAPPYNEST
HappyNest @HappyNestInvest · Dec 18, 2019
Don't be afraid. In real estate investment, debt is a large part of the wealth creation equation.
debt
/det/
noun
The amount of money borrowed to fund your real estate investment.
HAPPYNEST
HappyNest @HappyNestInvest · Dec 12, 2019
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HappyNest @HappyNestInvest · Dec 31, 2019
We hope you ring in the New Year with those you love.
#happynest #financialfreedom #adventuring #adventures #financialindependence #entrepreneur #financialadvice #finances #traveling #travel #travelblog #travelplanning #Tokyo
HappyNest @HappyNestInvest · Dec 23, 2019
We agree! That's why we make real estate investing simple, transparent, and low cost.
Invest in yourself. You can afford it.
– Rashon Carraway
HAPPYNEST
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HappyNest @HappyNestInvest · Jan 7, 2020
Knowledge with just a tap. That's #HappyNest.



An investment in knowledge
pays the best interest.
– Benjamin Franklin
HAPPYNEST

HappyNest @HappyNestInvest · Jan 3, 2020
Using other peoples money can be magical for your bottom line. Learn how leverage has made many a #millionaire.



leverage
/lev(ə)rij, lēv(ə)rij/
verb
Boosting your returns
with borrowed capital.
SCRAMBLERS
HAPPYNEST

HappyNest @HappyNestInvest · Dec 31, 2019

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HappyNest @HappyNestInvest · Jan 28, 2020
Capital appreciation is vital to many investors. It often is a large part of the investor's return and is untaxed until the sale of the asset.
Check out our investment blog to learn more. #eggvesting
bit.ly/2RKjl9w
REAL ESTATE TERMS
Capital Appreciation
The increase in value of an asset
HAPPYNEST
HappyNest @HappyNestInvest · Jan 23, 2020
You won't see "Net Lease" written in your apartment lease, but if you're investing in commercial real estate, this is a term you'll want to know.
REAL ESTATE TERMS
Net Lease
A lease in which the tenant assumes some or all of the costs for property taxes, insurance, and maintenance.
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HappyNest @HappyNestInvest · Feb 3, 2020

Investment Grade companies signify quality. The highest-rated, Aaa, possess the least credit risk when it comes to the company's ability to pay its financial obligations.
Check out our investment blog to learn more. #eggvesting
bit.ly/2RKjl9w



Investment Grade
A company with a credit rating of Baa3 (Moody's), BBB- (S&P), BBB- (Fitch), or better.
HAPPYNEST

3

HappyNest @HappyNestInvest · Jan 30, 2020

Raise your hand ✋ ✋ ✋ if you've checked out our new website yet! If you haven't you definitely should---we have some BIG news coming soon!!
#eggvesting



HAPPYNEST
Get started investing in real estate for as little as $10!
$9,167
5.50%

1 4

HappyNest @HappyNestInvest · Jan 28, 2020

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HappyNest @HappyNestInvest · Feb 11, 2020
They're sometimes referred to as "junk bonds," so no, we wouldn't recommend them. Investing in non-investment grade companies comes with considerably more risk than investment-grade companies. Check out our investment blog to learn more. #eggvesting bit.ly/2RKjl9w
REAL ESTATE TERMS
Non-Investment Grade
A company with a credit rating of Ba1 (Moody's), BB+(S&P), BB+ (Fitch), or lower.
HAPPYNEST
HappyNest @HappyNestInvest · Feb 6, 2020
Nothing in life is free, so borrowing often comes at a cost. Interest rates can vary from 1-25% depending on the type of loan. A lower interest rate can potentially generate a higher return on investment. #eggvesting bit.ly/2RKjl9w
INTEREST
/int(ə)rəst/
noun
The charge to borrow money
HAPPYNEST
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our real estate investment app, HappyNest, will be available for download for both Apple and Android soon!

Who else is eggcited?

Stay tuned for more info

#HappyNest


HAPPYNEST
Pre-Order On
Download on the App Store
GET IT ON Google Play

1 1 4

HappyNest @HappyNestInvest · Feb 17, 2020

You know the saying, "Don't put all your eggs in one basket?" Diversify your nest egg so it can continue to grow with less risk.
Check out our investment blog to learn more. #eggvesting
bit.ly/2RKjl9w


DIVERSIFICATION
/dih-vur-suh-fi-key-shuh n/
noun
Varying an individual's investments by type (real estate, equities, bonds, etc.) and/or location in order to reduce risk associated with investing.
SCRAMBLERS
HAPPYNEST

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HappyNest @HappyNestInvest · Feb 28, 2020
High-quality real estate investments have historically provided shelter from market volatility. Don't wait for a crisis to protect your precious nest egg. #Planwisely #FridayThoughts #COVID—19
HappyNest @HappyNestInvest · Feb 25, 2020
Making small changes in your day to day life so you can put more money into investments isn't just a savings tactic — it's a journey to a more financially free you.
Check out our investment blog to learn more. #eggvesting
bit.ly/2RKjl9w
10% RULE
Commonly known as the percent of your income you should be saving or investing.
HAPPYNEST
HappyNest @HappyNestInvest · Feb 21, 2020
Are you ready to start investing in your future? The countdown has begun-
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LOAN
/lōn/
noun
A borrowed sum of money often paid back with interest.
SCRAMBLERS
HAPPYNEST

1 4

HappyNest reposted
The SnarFe @OfSnarf · Mar 4, 2020
Okay so basically... It's go time.

@Eggvesting

1 1 2

HappyNest reposted
Rich Tehrani @rtehrani · Mar 3, 2020
.@Eggvesting App Empowers Everyone to Invest in Commercial Real Estate
buff.ly/2TkAmJm



businesswire
A BERKSHIRE HATHAWAY COMPANY

5 5

HappyNest @HappyNestInvest · Mar 1, 2020
#NewProfilePic

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1 · 1 · 2

HappyNest @HappyNestInvest · Mar 8, 2020
Long-term real estate investments in strategic locations are an alternative way for savvy investors to protect their money in times of uncertainty.

1 · 2

HappyNest @HappyNestInvest · Mar 8, 2020
"I created HappyNest so that investors, regardless of their financial means, could achieve their savings goals" - Jesse Prince, Founder & CEO

businesswire.com
HappyNest App Empowers Everyone to Invest in Cor
HappyNest allows everyday people access to top-quality, high-performing real estate investments, ...

1

HappyNest @HappyNestInvest · Mar 5, 2020
Eggmund and the team couldn't be more eggcited: HappyNest is available for download on both Apple and Android today!

Visit myhappynest.com to learn more and download the app now!

#HappyNest



HAPPYNEST
Now Available On
Download on the App Store
GET IT ON Google Play
MY HAPPYNEST
$1,060
Add Funds

2 · 4

HappyNest @HappyNestInvest · Mar 5, 2020
Don't let it scare you. A loan is often the first step into a secure financial future.
Check out our investment blog to learn more. #eggvesting
bit.ly/2RKjl9w



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HappyNest @HappyNestInvest · Mar 8, 2020

Invest in real estate for as little as $10. All you need is a smartphone. Start small. Dream big.


HAPPYNEST
REAL ESTATE INVESTING
GO
Now available
for download on
Apple App Store

0:09

3

HappyNest @HappyNestInvest · Mar 8, 2020

The 10 year treasury rate has never been this low. This is normally an indication that investors are seeking safety for their money (U.S. treasuries are often considered the "risk-free" investment). #COVID19 #SundayThoughts #BreakingNews

SnapRates®

March 8, 2020

U.S. Treasuries — 03/06/2020 MARKET CLOSE

TYPE	TODAY	YESTERDAY	ONE WEEK AGO	ONE MONTH AGO
3 Year	0.398%	0.556%	0.916%	1.434%
5 Year	0.612%	0.612%	0.952%	1.463%
7 Year	0.721%	0.721%	1.078%	1.566%
10 Year	0.773%	0.773%	1.163%	1.649%

View Full Index »

1 1 2

HappyNest @HappyNestInvest · Mar 8, 2020

Long-term real estate investments in strategic locations are an alternative way for savvy investors to protect their money in times of uncertainty.

1 2

HappyNest @HappyNestInvest · Mar 8, 2020

"I created HappyNest so that investors, regardless of their financial means, could achieve their savings goals" – Jesse Prince, Founder & CEO

businesswire.com
HappyNest App Empowers Everyone to Invest in Cor
HappyNest allows everyday people access to top-quality, high-performing real estate investments, ...

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comfort of your home. Only $10 to get started.

bit.ly/HN-App-Store

#HappyNest #realestateinvesting #COVID2019

4

HappyNest @HappyNestInvest · Mar 11, 2020
If you tweet it, they will come!

1 · 4

HappyNest @HappyNestInvest · Mar 11, 2020
Should be an interesting day in the market. Let's see what happens!

Diversify your portfolio with long-term real estate investments and protect yourself from market volatility.

#science #patiencenotpanic #COVID19 #RealEstate #happynest



S&P500 HEAT MAP 2806.39 ▼ 75.84 [2.63%]
MARKET SELL-OFF
STOCKS TUMBLE
TUESDAY JUMP LARGELY ERASED
NASDAQ
% CHANGE -2.63%
10-YEAR
Yield: 0.711%

2 · 2

HappyNest @HappyNestInvest · Mar 11, 2020
Feel free to comment with your own thoughts on the recent stock market performance. Don't hold back!

2

HappyNest @HappyNestInvest · Mar 11, 2020
Replying to @HappyNestInvest
Bottom line - diversifying your portfolio inadvertently helps you reduce risk and prepare for the unknown.

2

HappyNest @HappyNestInvest · Mar 9, 2020
Thanks for the shout out @RaleighNCBroker! HappyNest empowers everyone to invest in commercial real estate for as little as $10.

> **Venita Peyton** @RaleighNCBroker · Mar 9, 2020
> The latest Greater Raleigh Real Estate! paper.li/RaleighNCBroke...
> Thanks to @retspro @Eggvesting #realestate #denver

3

HappyNest @HappyNestInvest · Mar 6, 2020
Invest in real estate for as little as $10. All you need is a smartphone. Start small. Dream big.



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financeyahoo.com/news/happynest...

HappyNest @HappyNestInvest · Mar 12, 2020
Concerned about your finances. We feel you. The markets got #coronacrushed today and we will all feel the effects of this downturn. Diversifying your portfolio with real estate could protect your hard-earned nest egg when the market inevitably gives us a sting.

HappyNest @HappyNestInvest · Mar 12, 2020
Stay focused. Stay strong. Stay indoors. This too shall pass! #Covid_19 #lockdown

HappyNest @HappyNestInvest · Mar 12, 2020
#HappyNest is now available for download on both the Apple App Store and Google Play!

Investing in a high-quality portfolio of commercial real estate has never been so easy.

Visit myhappynest.com to learn more and download the app now!



HAPPYNEST
AVAILABLE NOW!
Download on the App Store
GET IT ON Google Play
$10.00

HappyNest @HappyNestInvest · Mar 11, 2020
Covid-19 keeping you indoors?

Download HappyNest and invest in commercial real estate from the comfort of your home. Only $10 to get started.

bit.ly/HN-App-Store

#HappyNest #realestateinvesting #COVID2019

HappyNest @HappyNestInvest · Mar 11, 2020

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HAPPYNEST
GET IT ON Google Play
Download on the App Store

HappyNest @HappyNestInvest · Mar 14, 2020
#HappyNest is now available for download on both the Apple App Store and Google Play!

This is real estate investing at your fingertips.

Visit myhappynest.com to learn more and download the app now!



HAPPYNEST

HappyNest @HappyNestInvest · Mar 13, 2020
Find your HappyNest. Reduce your market volatility for as little as $10 with high-quality real estate.

finance.yahoo.com/news/happynest...

HappyNest @HappyNestInvest · Mar 12, 2020
Concerned about your finances. We feel you. The markets got #coronacrushed today and we will all feel the effects of this downturn. Diversifying your portfolio with real estate could protect your hard-earned nest egg when the market inevitably gives us a sting.

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GIF
HappyNest @HappyNestInvest · Mar 16, 2020
#HappyNest is now available for download on both the Apple App Store and Google Play!
Not only have we created access to commercial real estate, but we've made it a simple 3-click process for investing.
Visit myhappynest.com to learn more and download the app now!
HAPPYNEST
GET IT ON Google Play
Download on the App Store
MY HAPPYNEST
Savings Boost
Give your nest egg a little extra love today
$5
$10
$20
$50
Enter other amount
20.00
HappyNest @HappyNestInvest · Mar 16, 2020
#HappyNest is now available for download on both the Apple App Store and Google Play!
Our investment team vets hundreds of properties and selects only the best for HappyNest REIT.
Visit myhappynest.com to learn more and download the app now!
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HappyNest @HappyNestInvest · Mar 29, 2020
HappyNest, a veteran-owned company, is proud of the military and first-responders that put themselves in harms way every single day.

They always get it done. No excuses. Just action. We thank you!

Big shout outs... instagram.com/p/B-VabsTjY5t/...

3

HappyNest @HappyNestInvest · Mar 23, 2020
We've made real estate investing fun and easy.

#HappyNest is now available for download on both the Apple App Store and Google Play!

Visit myhappynest.com to learn more and download the app now!



MY HAPPYNEST
HAPPYNEST

2

HappyNest @HappyNestInvest · Mar 18, 2020
Your mind feel a little like this photo from the market volatility? Yea, same here😲🙎🙎 But good news- there are ways of diversifying your portfolio to avoid the spins! At HappyNest you can own something real for as little as $10. Download the app to find out more! #HappyNest



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everyone.



HAPPYNEST

2

HappyNest @HappyNestInvest · Apr 1, 2020

New York City, we are one 🌐❤️
(Photo: @maximusupinnyc)



6

HappyNest @HappyNestInvest · Mar 29, 2020

HappyNest, a veteran-owned company, is proud of the military and first-responders that put themselves in harms way every single day.

They always get it done. No excuses. Just action. We thank you!

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TRIVIA QUESTIONS
What is the second largest building in the world?
HAPPYNEST

HappyNest @HappyNestInvest · Apr 3, 2020

Loan balances can be overwhelming, but they don't have to be! Break it down into two parts, and it's easier to digest--just think of the entire amount you initially borrowed as your principal amount + the interest amount. #eggvesting
bit.ly/2RKjl9w



PRINCIPAL
/prinsapal/
noun
The original sum of money borrowed from a lender.
HAPPYNEST

2

HappyNest @HappyNestInvest · Apr 2, 2020

Every flock of hens needs a home. CRE investment provides both the stability and predictability necessary to grow your precious #nestegg.

#HappyNest is proud that its portfolio of real estate is accessible to everyone.



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SMALL CONSISTENT
INVESTMENTS
HAPPYNEST

1

HappyNest @HappyNestInvest · Apr 6, 2020

Commercial real estate is often misunderstood. Yes, the #Arby's down the street is commercial real estate, but that does not necessarily mean they own the property. Chances are they are a tenant and a real estate company like #HappyNest owns the property.


COMMERCIAL
REAL ESTATE
(CRE)
Property used only as a workspace
or for other business activity
HAPPYNEST

2

HappyNest @HappyNestInvest · Apr 7, 2020

What is the second largest building in the world? The answer may really surprise you! Head over to our Instagram story to play #TriviaTuesday!
soo.nr/zsPW


TRIVIA QUESTIONS

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than in all industrial investments combined.
The wise young man or wage earner of today
invests his money in real estate.
– Andrew Carnegie
HAPPYNEST

HappyNest @HappyNestInvest · Apr 10, 2020

HappyNesters, it's #FeatureFriday! Meet Pete, our VP of Operations. Read about his financial journey on our blog!
soo.nr/3yaD



HappyNest @HappyNestInvest · Apr 9, 2020

With smart, consistent, small investments (even as low as $100 a month), you too can end up with a big ol' pile of golden eggs for the future.

#HappyNest allows everyone to invest in a portfolio of commercial #realestate! soo.nr/Nmwl



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HappyNest @HappyNestInvest · Apr 16, 2020
What is the difference between residential and commercial real estate?
Learn more on the #HappyNest Eggvesting Blog!
soo.nr/c2jt
Commercial vs Residential
HAPPYNEST
HappyNest @HappyNestInvest · Apr 14, 2020
It's time for #TriviaTuesday! Can you buy land on the moon? Head over to our IG story to play and find out!
soo.nr/JZup
TRIVIA QUESTIONS
Can you buy land on the moon?
HAPPYNEST
HappyNest @HappyNestInvest · Apr 13, 2020
The proof is in the pudding, as they say. #MotivationMonday #HappyNest
More money has been made in real estate
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There are 42,998 of these in 112 different countries. What is it?
HAPPYNEST
2
HappyNest @HappyNestInvest · Apr 17, 2020
We created HappyNest so everyone can easily and safely invest their money for major milestones like retirement.
What do you want to do in retirement? We want to know!
#HappyNest #FridayFeeling
What do you want to do in retirement?
HAPPYNEST
1
2
HappyNest @HappyNestInvest · Apr 16, 2020
What is the difference between residential and commercial real estate?
Learn more on the #HappyNest Eggvesting Blog!
soo.nr/c2ji
Commercial vs Residential
Commercial properties include retail spaces, hotels/ motels, eateries, convenience stores, hospitals, industrial warehouses, and apartment buildings
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Real Estate Mutual Fund
HAPPYNEST
HappyNest @HappyNestInvest · Apr 23, 2020
You're investing in your future, not just making money.
#motivation #HappyNest
Know what you own, and know why you own it.
-Peter Lynch
HAPPYNEST
HappyNest @HappyNestInvest · Apr 21, 2020
It's time for #TriviaTuesday! Reply with your guess and head over to our IG story to find out!
soo.nr/1ewL
TRIVIA QUESTIONS
There are 42,998 of these in 112 different countries. What is it?
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HAPPYNEST

HappyNest @HappyNestInvest · Apr 27, 2020

Let Eggmund guide you on your journey to financial freedom. Start with as little as $10 to grow your #NestEgg from your couch! #MotivationMonday #investing


I'll teach you the best ways to earn passive income from real estate investments.
- Eggmund Savemore
HAPPYNEST

HappyNest @HappyNestInvest · Apr 24, 2020

Real estate mutual funds usually consist of stocks and bonds of companies that invest in real estate. They are one of the many options available to non-accredited investors.

soo.nr/aGYj

#HappyNest #realestate #investing


Smokey & the Omlette

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HappyNest @HappyNestInvest · May 13, 2020
Did you know if you held off on buying that daily cup of coffee, you could save $14.95 a week? Multiply that by 52 weeks, and you're looking at $777.40. After five years with 6% interest, all that coffee money is a nest egg worth $4,520.

$5,000
$1,000
Year 0
Year 1
Year 2
Year 3
Year 4
Year 5

HappyNest @HappyNestInvest · May 6, 2020
Some people love a property for its architecture and design, others, for its ability to generate income.

We love properties with high-quality tenants, long-term leases, and amazing locations.

soo.nr/kOnW

REAL ESTATE DEFINITIONS
Property
/'präperdē/
noun
In real estate lingo, buildings, land, and even air all are forms of property.

HappyNest @HappyNestInvest · Apr 28, 2020
Welcome back to #TriviaTuesday! Where is the largest castle in the world?

Comment below with your guess
Head over to our IG story to find the answer!
soo.nr/NoqK

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The individual investor should act consistently as an investor and not as a speculator.
-Benjamin Graham
HAPPYNEST

HappyNest @HappyNestInvest · May 15, 2020

As the demand for E-commerce grows, so does the need for shipping centers.

We're excited to announce we've added a FedEx Freight shipping center to our growing portfolio.

See more property info at soo.nr/wAvl

#realestate#property#success#wealth#investing#fedex



New Asset
FedEx Freight in Fremont, IN
FedEx
HAPPYNEST

2

HappyNest @HappyNestInvest · May 14, 2020

We love investing in real estate because it is known to be one of the most stable investments available.

Check out soo.nr/HDkg to learn more.



Why do you invest?

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who made the ultimate sacrifice in defense of the freedoms we enjoy every day. Thank you to all soldiers, airmen, and marines that continue to hold the line for the rest of us.

#Memorialday



IN HONOR OF OUR HEROES
HAPPYNEST

1

HappyNest @HappyNestInvest · May 22, 2020

We posted this as a thank you to Captain Jesse Prince, HappyNest CEO.

Building HappyNest has been a long and exciting adventure, and in light of Memorial Day weekend, we want to pay you a small token of gratitude.

-The HappyNest Team

#teambuilding#memorialdayweekend#teamwork



BAGHDAD 2007
HAPPYNEST

2 3

HappyNest @HappyNestInvest · May 18, 2020

Having an investment strategy is critical to being a successful investor.

Thank you for the wise words #benjamingraham



The individual investor should act consistently as an investor and not as a speculator.

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HappyNest · 352 posts · Follow

Choose your tenants wisely!

#Investing#Investment#Realestate#financetips#Eggvesting#Wealth#Money#REIT#knowledgeispower



REAL ESTATE DEFINITIONS
Income
/'in , kem/
noun
A recurring benefit usually in the form of money.

1

HappyNest @HappyNestInvest · May 28, 2020
Check out our awesome design team @mightyfudge

> **Mighty Fudge Studios** @mightyfudge · May 28, 2020
> #Chefy is lucky to work with the best talents in #entertainment. A #shoutout to @Max_DeVincenzo who scored the music for #CIAMoms #animated trailer. He also created the jingle for #Eggmund at @Eggvesting. Check out @foxtracksmusic. #animationstudio vimeo.com/392795221

2

HappyNest @HappyNestInvest · May 27, 2020
Investing in commercial real estate can seem overwhelming.

Ease into the world of commercial real estate with #HappyNest. Visit soo.nr/BUk5 to learn more!



Commercial Real Estate Investment

HappyNest @HappyNestInvest · May 25, 2020
The HappyNest family is eternally grateful for all of the men and women who made the ultimate sacrifice in defense of the freedoms we enjoy every day. Thank you to all soldiers, airmen, and marines that continue to hold the line for the rest of us.

#Memorialday



IN HONOR OF OUR HEROES

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HappyNest @HappyNestInvest · Jun 30, 2020
With summer in full swing, we know that investing may be the last thing on your mind, but hey, summer can be a great time to sit back and think about some investments you would like to make.

Let us know what you're thinking about investing in this summer.



LET US KNOW
What are you investing in today?

1

HappyNest @HappyNestInvest · May 30, 2020
Creativity is one of the many driving forces for creating a better world. Eggmund was designed to invoke joy and happiness and to ease the stress that can be caused by investing.

Thank you @mightyfudge for bringing Eggmund to life

#nationalcreativityday



HAPPYNEST

1 2

HappyNest @HappyNestInvest · May 29, 2020
When it comes to real estate, the monthly rent checks are normally the main source of income.

Choose your tenants wisely!

#investing#investment#Realestate#financetips#Eggvesting#Wealth#Money#REIT#knowledgeispower



REAL ESTATE DEFINITIONS

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-Timothy Ferriss
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HappyNest @HappyNestInvest · Jul 24, 2020
Check out our new blog to learn how our PR & Content Manager, Melissa Etezadi, learned to invest in real estate. Her story is so relatable and provides some straightforward advice on how to get started.
Read it here: soo.nr/zZzp
New Blog Post
How I Learned to Invest in Real Estate
HAPPYNEST
HappyNest @HappyNestInvest · Jul 13, 2020
Real estate investing has made many a millionaire.
#ThomasStanley #motivationmonday #invest #REIT #eggvesting #money
Check out soo.nr/w4zM to join the investing movement
Most millionaires generally don't limit themselves to stocks, bonds, and related investments—they invest heavily in private businesses and real estate.
-Thomas J. Stanley
HappyNest @HappyNestInvest · Jun 30, 2020
With summer in full swing, we know that investing may be the last thing on your mind, but hey, summer can be a great time to sit back and think about some investments you would like to make.
Let us know what you're thinking about investing in this summer.
LET US KNOW
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HappyNest · 352 posts · Follow

are a great way to diversify your portfolio.

Read it here: soo.nr/rBqG



New Blog Post
What are REITS and Why Should You Care
HAPPYNEST

HappyNest @HappyNestInvest · Aug 5, 2020

Passive investors have a world of opportunity to invest in real estate.

Now, purchasing shares of a public non-traded REIT is one of the easiest ways to invest in commercial real estate.

Learn more at soo.nr/vzA6



Passive Investor

HappyNest @HappyNestInvest · Jul 31, 2020

Thanks for the shout out @easyearned

> **Easy Earned Money** @easyearned · Jul 29, 2020
> How to Invest in Real Estate easyearnedmoney.com/how-to-invest-...

HappyNest @HappyNestInvest · Jul 27, 2020

#timothyferriss#motivationmonday#eggvesting#realestateinvesting#wealthcreation



Life is too short
to be small.

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HappyNest @HappyNestInvest · Aug 14, 2020
"Compound interest is the eighth wonder of the world. He who understands it earns it... he who doesn't... pays it."
- Albert Einstein
Check out our new blog to learn how compounding interest can grow your nest egg quickly.
aoo.nr/RrVh
New Blog Post
A Quick Way to Grow your Nest Egg
HappyNest @HappyNestInvest · Aug 10, 2020
Investing is a life long journey. All the ups and downs are smoothed out over time as long as you make small, smart choices + consistency + time
#darrenhardy #motivationmonday #REIT #investing #REIT #Eggvesting
Small, Smart Choices + Consistency + Time
=
RADICAL DIFFERENCE
-Darren Hardy
HappyNest @HappyNestInvest · Aug 7, 2020
Check out our new blog to learn about real estate investment trusts (REITs). REITs have never been so accessible as they are today, and they are a great way to diversify your portfolio.
Read it here. aoo.nr/rDqG
New Blog Post
What are REITS
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HappyNest @HappyNestInvest · Sep 18, 2020

HappyNest helps demystify the science behind real estate investing and shows you how simple it is to get started with little money.

Invest in #Happynest to start building your real estate portfolio.

#realestate#eggvesting#investing#diversification



Real Estate Investing
HAPPYNEST
• LOW COST
• VETTED RENTAL PROPERTIES
• MULTIPLE MARKETS
• REDUCE RISK
• MAXIMIZE PROFITS

♡ 1

HappyNest @HappyNestInvest · Aug 31, 2020

Real estate profits are generated from rent payments, reselling the property at a higher price tag, or both!

#realestateinvesting#investing#eggvesting#wealth#profit#property



APPLAUSE
HAPPYNEST
Investment Property

♡ 1

HappyNest @HappyNestInvest · Aug 20, 2020

HappyNest invests in properties w[3:01 PM · Aug 20, 2020]nants, long term leases, and irreplaceable locations.

Learn more about the HappyNest real estate portfolio at l8r.it/EGrm

#Realestate#investing#eggvesting



What type of properties do you want to invest in?

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HappyNest · Follow



tree was 20 years ago.
The second best time is today.
- Chinese Proverb

HappyNest @HappyNestInvest · Oct 22, 2020

Corporations, franchisees, or individuals can all be guarantors. It is crucial to know not only your tenant but who or what entity is guaranteeing rent payments.

Visit our #eggvesting blog to learn more.

l8r.it/VNgq



Guarantor
/ˌgeren'tôr/
noun
An individual or organization that makes a contractual agreement to pay for agreed to rent and adhere by the terms of a lease.

HappyNest @HappyNestInvest · Oct 5, 2020

Real estate investments are one of the best ways to make money while you sleep.

Check out l8r.it/AE5U to learn how you can get started investing in real estate today.

#realestate#realestateinvesting#eggvesting#wealth#MotivationMonday



A wealthy person is simply someone who has learned how to make money when they're not working.
- Robert Kiyosaki

HappyNest @HappyNestInvest · Sep 16, 2020

HappyNest helps demystify the science behind real estate investing and shows you how simple it is to get started with little money.

Invest in #Happynest to start building your real estate portfolio.

#realestate#eggvesting#investing#diversification

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Reit

1 1 3

HappyNest @HappyNestInvest · Dec 21, 2020

Want to know what may be in store for the 2021 real estate market?

Check out our newest blog post to find out.
l8r.it/OJrT

#investing



coming up
looking ahead
predictions
What's Next?
foresight
expectations
conjecture
forecasts

1

HappyNest @HappyNestInvest · Oct 30, 2020

There are good and bad tenants. HappyNest vets its tenants to ensure they are of the highest quality.

Visit l8r.it/G2x9 to learn more.


REAL ESTATE DEFINITIONS

Tenant

/'tenent/

noun

A person or company who occupies land or property rented from a landlord.

1

HappyNest @HappyNestInvest · Oct 28, 2020

Investing is a lifelong journey and the time to act is now.

Check out l8r.it/1Ex2 to learn more.

#Investing#FinancialFreedom#WiseDecisions#Wednesday#eggvesting



The best time to plant a

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HappyNest
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Check out our new eggcellent look!
Here at #HappyNest, you can grow your nest egg on any budget. Invest in a commercial real estate portfolio and watch your savings grow.
Click the link in bio to find out more and download the NEW app today!
0:07
HappyNest @HappyNestInvest · Feb 25, 2021
HappyNest will be undergoing system maintenance starting today at 4:30 PM EST. We expect to be back up and running by 8 PM EST. Feel free to contact us at info@myhappynest.com for more info!
HappyNest @HappyNestInvest · Jan 15, 2021
Want to learn what a REIT is all about?
Check out our newest blog for the need-to-know about REITs.
lBr.it/nJTw
#investing#realestate#eggvesting#TGIF
R e i t
HappyNest @HappyNestInvest · Dec 21, 2020
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HappyNest @HappyNestInvest · Aug 20, 2021
Being a landlord isn't always as regal as it sounds.
#realestate #REITs #investing #personalfinance #finance #commercialrealestate
myhappynest.com/7-reits-advent...
HappyNest @HappyNestInvest · Jul 29, 2021
myhappynest.com/5-financial-ha...
Easy financial hacks that will set you on the path to financial freedom.
#consciousinvesting #eggvesting #investing #SavingsGoals #financialeducation
HappyNest @HappyNestInvest · Jul 14, 2021
Helping or Hurting?
#finance #housingmarket #realestate #amazon #Bezos #consciouscapitalism #collectiveinvesting #competition #WCW
myhappynest.com/meanwhile-back...
HappyNest @HappyNestInvest · Jul 13, 2021
Download our FREE Guide to Real Estate Investing for Real People!
Investing In Real Estate
myhappynest.com
HappyNest @HappyNestInvest · Mar 22, 2021
Check out our new eggcellent look!
Here at #HappyNest, you can grow your nest egg on any budget. Invest in a commercial real estate portfolio and watch your savings grow.
Click the link in bio to find out more and download the NEW app today!
Happy
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A more recent study had conflicting findings.

We explain why.
myhappynest.com/study-finds-mo...

#investing #wealthbuilding #inflation #realestateinvesting #fintech #reit #dividend #realestate #personalfinance #happiness

1

HappyNest @HappyNestInvest · Sep 2, 2021

At current rates, the number of ETFs will exceed the number of individual companies on the stock market in 3–5 years.

THAT's why volatility has gone up. Stop blaming #retailinvestors.

#stockmarketnews #investing #realestateinvestor #economy



HappyNest
More ETFs,
Fewer companies
-35%
+1,792%

4

HappyNest @HappyNestInvest · Sep 1, 2021

Thin[...] investment classes have bee[...] like Blackrock.
my[...]

#in[...]

Follow

HappyNest
@HappyNestInvest

Revolutionizing real estate investing! ☀️ Empowering everyone with accessible and rewarding commercial property opportunities. Join us! #HappyNestInvest

458 Following 238 Followers

Ha[...] [...]21
"Pu[...]
-No[...]

#in[...]veincome
#pe[...]
myhappynest.com/how-real-estat...

3

HappyNest @HappyNestInvest · Aug 20, 2021

Being a landlord isn't always as regal as it sounds.
#realestate #REITs #investing #personalfinance #finance #commercialrealestate
myhappynest.com/7-reits-advant...

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HappyNest @HappyNestInvest · Jul 29, 2021

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Interested in investing in commercial real estate, but only have small amounts to invest each month? Jesse Prince wanted to do the same and when he discovered there wasn't an option in the marketplace, he created one!
@Eggvesting #commercialrealestate


LIFEBLOOD
moneyalignmentacademy.com

1 · 6

HappyNest @HappyNestInvest · Sep 28, 2021

Start driving toward long term wealth with steady real commercial real estate investments.

#investing #personalfinances #reits #realestateinvesting #stockmarketinvesting #StockMarket


Stock Market Volatility
HappyNest Real Estate nvesting

1 · 1 · 4

HappyNest @HappyNestInvest · Sep 28, 2021

Reason #1 (of 3) why private REITs are solid #volatility hedges: They aren't grouped into ETFs.

#reits #stockmarket #investingforbeginners #realestateinvestments #fintechstartup #valueinvesting #markets #financeandeconomy #stocktrading
myhappynest.com/3-reasons-why-...

3

HappyNest @HappyNestInvest · Sep 15, 2021

A 2010 study found $75,000/year to be the 'happiness sweet spot.'

A more recent study had conflicting findings.

We explain why.
myhappynest.com/study-finds-mo...

#investing #wealthbuilding #inflation #realestateinvesting #fintech #reit #dividend #realestate #personalfinance #happiness

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4 out of 5 millionaires make their fortunes from real estate.
Now You Can Too.
HappyNest @HappyNestInvest · Oct 29, 2021
It's dividend payout day, HappyNesters!
Enjoy your returns...and have a very spooky Halloween!
#reits #investing #stockmarket #personalfinance #finance
Chance
BANK PAYS YOU DIVIDEND OF $50
HappyNest @HappyNestInvest · Sep 30, 2021
Investing in HappyNest's private REIT portfolio gives you affordable access to industrial and commercial real estate leased by household name brands, including this FedEx shipping distribution center in Fremont, Indiana.
#investing #StockMarket #realestateinvestor #REIT
INDUSTRIAL FREIGHT HUB
$1,224,835
Active tenant FedEx
Square feet 18,536
Acres 42.87
Truck bays 188
Years on active lease 10+
Property strategically located between two major interstate freeways: I-90 and I-69
HappyNest
HappyNest reposted
George Grombacher @glgrombacher · Sep 23, 2021
Interested in investing in commercial real estate, but only have small amounts to invest each month? Jesse Prince wanted to do the same and when he discovered there wasn't an option in the marketplace, he created one!
@Eggvesting #commercialrealestate
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Want to invest in real estate but not sure where to start? Here are some apps that make it easy.
@fundrise @groundfloor_com @concreitapp @modiv @DiversyFund @FundThatFlip @Eggvesting @ArrivedHomes @CrowdStreet
moneymade.io
HappyNest @HappyNestInvest · Nov 3, 2021
Investing commandment #3: Hedge your yolos.
#investment #finance
#investing #realestate #personalfinances #happynest
#stockmarketinvesting #financetips
Get Rich Slow
HappyNest @HappyNestInvest · Nov 1, 2021
There are two good reasons real estate investment makes people wealthy: income PLUS appreciation.
Download the HappyNest app and start investing with as little as $10 a month.
#realestateinvestment #reits #investing #personalfinance
#realestateinvesting #money #finance #Reits
HappyNest
4 out of 5 millionaires make their fortunes from real estate.
Now You Can Too.
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#investing #realestateinvesting #personalfinance #stockmarket #fintech
maximizingmoney.com
HappyNest - Real Estate Micro-Investing App: $10 S
HappyNest - Commercial Real Estate Micro-investing App: Get $10 Sign-Up Bonus. Earn $10 ...
HappyNest @HappyNestInvest · Dec 1, 2021
A little change can make a big difference.
See for yourself. Enable Loose Change on in your HappyNest app and turbocharge your nest egg. Available now!
#reits #realestateinvestmenttrust #personalfinance #fintech #investingforbeginners
It's time for change.
Happy Nest
Welcome To Loose Change
GIF
HappyNest @HappyNestInvest · Nov 30, 2021
HappyNest is excited to announce our investing app's newest feature, Loose Change!
Loose Change allows HappyNesters to round up purchases to the nearest dollar and adds the difference to your nest egg account.
Put growing your nest egg on auto-pilot.
myhappynest.com/introducing-lo...
HappyNest reposted
MoneyMade @MoneyMade_io · Nov 12, 2021
Want to invest in real estate but not sure where to start? Here are some apps that make it easy.
@fundrise @groundfloor_com @concreitapp @modiv @DiversyFund @FundThatFlip @Eggvesting @ArrivedHomes @CrowdStreet
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UDSON Y
NEW YORK
HappyNest @HappyNestInvest · Jan 13, 2022
Meet the first real estate app that lets you round up daily spending for long term savings. A little change can make a big difference.
#roundupforrealestate #reits #personalfinance #fintech #investingforbeginners #money #savings prn.to/3nktZ7t
HappyNest @HappyNestInvest · Dec 13, 2021
HappyNest is an alternative way to 'invest in what you know.'
Become the landlord of Fortune 500 companies starting at just $10.
Build your financial future brick by brick.
#investing #reits #fintech #realestateinvesting #stockmarket #personalfinance
myhappynest.com/invest-in-what...
HappyNest @HappyNestInvest · Dec 8, 2021
As 2021 draws to a close, we're looking ahead with our annual real estate market outlook report for 2022.
#realestateinvesting #realestateinvestor #fintech #investing #reits #reit #realestate
myhappynest.com/5-real-estate-...
HappyNest @HappyNestInvest · Dec 6, 2021
Check out this awesome overview of what HappyNest offers by Maximizing Money + receive a $25 sign-up bonus!
#investing #realestateinvesting #personalfinance #stockmarket #fintech
maximizingmoney.com
HappyNest - Real Estate Micro-Investing App: $10 S
HappyNest - Commercial Real Estate Micro-Investing App: Get $10 Sign-Up Bonus. Earn $10 ...
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HappyNest @HappyNestInvest · Jan 14, 2022

Who out there loves round ups at the grocery store? Now imagine that, but for your real estate investment account. Just sayin'



Get Started By Linking A Card
.52
Link a credit or debit card to HappyNest and use round ups from daily purchases to grow your real estate nest egg
All Loose Change round up deposits are made from your primary linked bank account

HappyNest @HappyNestInvest · Jan 13, 2022

The humans behind HappyNest. We spend every day figuring out how best to get everyone access to high quality commercial real estate. #RealEstate #startups #investing



HappyNest @HappyNestInvest · Jan 13, 2022

#realestateinvesting is for #HODL'ers. Just ask Stephen Ross @RelatedCos



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GIF ALT

1 1 3

HappyNest @HappyNestInvest · Apr 6, 2022
HappyNest is currently renewing its SSL certificates by @digicert to secure our servers with the strongest encryption and highest authentication available. The app will be undergoing this scheduled maintenance for approximately two hours.



Sorry, We're Down For Scheduled Maintenance
We'll be back soon. Follow us on Twitter @eggvesting for updates.

1

HappyNest @HappyNestInvest · Jan 19, 2022
Thanks for the review @TheMoneyManual #realestate #investing



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Looking for a hassle-free way to invest in real estate? Discover the advantages of passive real estate investing through HappyNest and watch your wealth grow.
#PassiveInvesting #RealEstateInvesting
HappyNest @HappyNestInvest · Apr 2
Real estate investing isn't just for the wealthy. Millennials and Gen Z can benefit from starting early and leveraging the power of time in the market. Learn how to get started with HappyNest. #MillennialInvestors #GenZInvestors
HappyNest @HappyNestInvest · Apr 1
Diversification is key to reducing risk in your investment portfolio. Discover how adding real estate investments like HappyNest can help you achieve a well-rounded portfolio. #InvestmentDiversification #realestateinvesting
HappyNest @HappyNestInvest · Aug 12, 2022
It's true.
Get Started By Linking A Card
Round Ups for Real Estate.
We instantly turn your change into dividend earning shares of real estate.
HappyNest reposted
Walker French @walkerfrench · Jul 1, 2022
@Eggvesting
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@0xChipicita

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Get Started By Linking A Card
.52
Link a credit or debit card to HappyNest and use round ups from daily purchases to grow your real estate nest egg

49

HappyNest @HappyNestInvest · Apr 6
🛡️ Risk management is essential in real estate investing. Diversify your investments and do your homework (aka due diligence) to minimize risks. #RiskManagement #HappyNestInvest

2 · 42

HappyNest @HappyNestInvest · Apr 5
💡 Financial Calculation 101: Learn how to calculate your potential return on investment (ROI) with our simple formula: ROI = (Current Value – Initial Investment) / Initial Investment #ROI #HappyNestInvest

1 · 2 · 76

HappyNest @HappyNestInvest · Apr 4
📚 Education is key in real estate investing. This month, we'll share valuable insights on personal finance and real estate investment techniques. Stay tuned! #FinancialEducation #HappyNestInvest

1 · 1 · 76

HappyNest @HappyNestInvest · Apr 3
Looking for a hassle-free way to invest in real estate? Discover the advantages of passive real estate investing through HappyNest and watch your wealth grow.

#PassiveInvesting #RealEstateInvesting

1 · 41

HappyNest @HappyNestInvest · Apr 2
Real estate investing isn't just for the wealthy. Millennials and Gen Z can benefit from starting early and leveraging the power of time in the market. Learn how to get started with HappyNest. #MillennialInvestors #GenZInvestors

2 · 57

HappyNest @HappyNestInvest · Apr 1
Diversification is key to reducing risk in your investment portfolio. Discover how adding real estate investments like HappyNest can help you achieve a

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HappyNest @HappyNestInvest · Apr10
Investing 101: Portfolio diversification is crucial for minimizing risk and maximizing potential returns. #Diversification #HappyNestInvest
HappyNest @HappyNestInvest · Apr9
The power of compound interest: Reinvesting your returns can help grow your wealth exponentially over time. Discover the benefits of long-term investing at myhappynest.com #CompoundInterest #WealthBuilding
myhappynest.com
HappyNest @HappyNestInvest · Apr7
Savings technique: Use our Round-Up feature to automatically invest your spare change from daily transactions into our commercial real estate fund.
#RoundUpInvesting #HappyNest
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HappyNest @HappyNestInvest · Apr 12
Understanding Cap Rates: The capitalization rate is a key metric in real estate investing, used to evaluate the potential return on a property.
Learn how to calculate cap rates at myhappynest.com/understanding-...
#RealEstateInvesting #HappyNestInvest
myhappynest.com
HappyNest @HappyNestInvest · Apr 11
HappyNest invests in a high-yielding loan to Bonner Carrington!
20 years' experience, 4,000+ units
$16M loan for future growth
12% expected annual yield
cash flow backed by a Portfolio of 4 stabilized apt communities in #Austin
#HappyNestInvest #RealEstate
HappyNest @HappyNestInvest · Apr 10
1/ Preserving the American Dream: Why we need to protect single-family homes from institutional investment. A thread on the potential consequences & how HappyNest stands apart, focusing on long-term financial stability for all. #AmericanDream #realestateinvesting #thread
Show more replies
HappyNest @HappyNestInvest · Apr 10
12/ Stand with HappyNest as we work towards a brighter, more secure financial landscape for all. #JoinTheMovement #PreserveTheDream
HappyNest @HappyNestInvest · Apr 10
13/ Want to learn more? Visit our blog at myhappynest.com/preserving-the... to dive deeper into the case against institutional investment in single-family homes & how we can preserve the American Dream together. #RealEstateInvesting #HappyNestInvest
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HappyNest @HappyNestInvest · Apr 18
Level up your real estate game with knowledge! It's all about profit.
Check out our new article on Cash-on-Cash Returns & learn how to unlock each property's profit potential! is.gd/1hDSA8
#retwit #CashOnCashReturns #realestateinvesting #HappyNestInvest
HappyNest @HappyNestInvest · Apr 17
The 50/30/20 Rule: Allocate 50% of your income to essentials, 30% to discretionary expenses, and 20% to savings and investments. #Budgeting #HappyNestInvest
HappyNest @HappyNestInvest · Apr 15
Setting financial goals: Clearly defined short and long-term financial goals can help guide your investment decisions and keep you on track. Writing down those goals helps keep you motivated.
#FinancialGoals #HappyNestInvest #FinancialLiteracyMonth
HappyNest @HappyNestInvest · Apr 14
Due diligence is essential for successful real estate investing. Research the property, location, and market trends before making an investment decision. #DueDiligence #RealEstateInvesting #retwit
HappyNest @HappyNestInvest · Apr 13
Meet our Founder and CEO, Jesse Prince, who shares his vision for the future of real estate investing and how HappyNest is paving the way. Read the interview: myhappynest.com/how-happynest-...
#HappyNestInvest #retwit
myhappynest.com
Commercial Real Estate Investing Made Easy with H
HappyNest CEO shares his vision for the future of commercial real estate investing and how ...
HappyNest @HappyNestInvest · Apr 12
Understanding Cap Rates: The capitalization rate is a key metric in real estate investing, used to evaluate the potential return on a property.
Learn how to calculate cap rates at myhappynest.com/understanding-...
#RealEstateInvesting #HappyNestInvest
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HappyNest @HappyNestInvest · Apr 19
The importance of liquidity cannot be understated: Ensure you have enough liquid assets to cover emergencies and unexpected expenses. Diversify with a mix of short and long-term investments to meet whatever challenges life throws at you.

#PersonalFinance #HappyNestInvest

HappyNest @HappyNestInvest · Apr 19
💧 #LiquidAssets, simply stated, are anything that can be quickly converted to cash 💰, like checking accounts, most savings accounts & stocks.

#FinancialLiteracyMonth #PersonalFinance #Happynestinvest

HappyNest @HappyNestInvest · Apr 19
‼️⚠️ Keep in mind: Real estate & alternative investments without a secondary market (unlike stocks) are usually not considered sources of liquidity. Know your assets! 🧠💡 #KnowledgeIsPower #RealEstateInvesting

HappyNest @HappyNestInvest · Apr 18
🚀💸 Level up your real estate game with knowledge! It's all about profit.

Check out our new article on Cash-on-Cash Returns & learn how to unlock each property's profit potential! 👉 is.gd/1hDSAB

#retwit #CashOnCashReturns #realestateinvesting #HappyNestInvest

HappyNest @HappyNestInvest · Apr 17
💡 The 50/30/20 Rule: Allocate 50% of your income to essentials, 30% to discretionary expenses, and 20% to savings and investments. #Budgeting #HappyNestInvest

HappyNest @HappyNestInvest · Apr 15
🎯 Setting financial goals: Clearly defined short and long-term financial goals can help guide your investment decisions and keep you on track. Writing down those goals helps keep you motivated.

#FinancialGoals #HappyNestInvest #FinancialLiteracyMonth

HappyNest @HappyNestInvest · Apr 14
🔍 Due diligence is essential for successful real estate investing. Research the property, location, and market trends before making an investment decision. #DueDiligence #RealEstateInvesting #retwit

HappyNest @HappyNestInvest · Apr 13
💼 Meet our Founder and CEO, Jesse Prince, who shares his vision for the future of real estate investing and how HappyNest is paving the way. Read the interview: myhappynest.com/how-happynest-...

#HappyNestInvest #retwit

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ALT
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HappyNest @HappyNestInvest · Apr 20
New to real estate investing? We posted an article on Cap Rates, one of the most basic and essential financial tools you need to understand. Check out our insta story here 👉 instagram.com/stories/happyn...
#Caprate #retwit #FinancialLiteracyMonth
38
HappyNest reposted
scott robinson @sr_nyc · Apr 19
Again, no firm view on the macro outlook, but no question that REITs are in a superior position to buy accretive assets, especially with OP units!
#NYUREIT2023 @NYUSchack @DailyREITBeat
ONE ON ONE
REIT
1
3
174
HappyNest @HappyNestInvest · Apr 19
🏛 The importance of liquidity cannot be understated: Ensure you have enough liquid assets to cover emergencies and unexpected expenses.
Diversify with a mix of short and long-term investments to meet whatever challenges life throws at you.
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Stay tuned!
#RealEstateInvesting #NetEffectiveIncome #HappyNestInvest
30
HappyNest @HappyNestInvest · Apr 24
Key Real Estate Metrics: Net Operating Income (NOI) measures a property's profitability before accounting for taxes, interest, and depreciation. It's also a key metric for determining a property's cap rate.
Learn more at is.gd/NVsat5
#NOI #RealEstateInvesting...
Show more
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HappyNest @HappyNestInvest · Apr 23
Kickstart your real estate investing journey with HappyNest! Access high-quality commercial real estate opportunities with ease. Join now: link in bio
#HappyNestInvest #RealEstateInvesting
32
HappyNest @HappyNestInvest · Apr 21
Emergency Fund 101: Aim to save at least 3-6 months' worth of living expenses to cover unexpected emergencies and financial setbacks.
#EmergencyFund #PersonalFinance #FinancialLiteracyMonth #HappyNestInvest
30
HappyNest @HappyNestInvest · Apr 20
HappyNest goes green! We've partnered with Rainbow Realty Group in a #cannabis industry-focused #RealEstate fund!
18.78% forecasted IRR
27+ properties in the portfolio
Monthly rent, high yields & potential value growth
#HappyNestInvest #CannabisRealEstate
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HappyNest @HappyNestInvest · Apr 29
Our mission is to make real estate investing accessible, engaging, and rewarding for everyone. Join the HappyNest community: myhappynest.com
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HappyNest @HappyNestInvest · Apr 28
Want to invest in commercial real estate but don't know where to start? We're here to help! Visit myhappynest.com to learn more.
#RealEstateInvesting #HappyNestInvest
HappyNest @HappyNestInvest · Apr 26
As promised... A 101 Guide to Calculating Net Effective Income in Real Estate Investing myhappynest.com/calculating-ne...
#RealEstateInvesting #HappyNestInvest #retwit
myhappynest.com
A 101 Guide to Calculating Net Effective Income in R
Understand the components of Net Effective Income in real estate investing to maximize your ...
HappyNest @HappyNestInvest · Apr 25
Discover how net effective income can boost your real estate investing skills!
Our easy-to-understand blog post with another FREE Excel calculator drops tomorrow
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globest.com/2023/05/02/mos...

#realestate #homeownership #HappyNestInvest #AmericanDream



FOR RENT
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HappyNest @HappyNestInvest · May 1
great read! #retwit #realestateinvesting

> **Wealth Management Real Estate (WMRE)** @nreionline · May 1
> The race to implement AI technologies is producing another burst of activity in the data center sector, reports Bisnow. Forbes examines the implications of Vornado choosing to suspend its dividend. T#cre #commercialrealestate #realestate #retwit
> apr.ly/0017Onfpd

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scott robinson @sr_nyc · Apr 29
Great summary of #IndustrialProperty for my @NYUSchack students in advance of a panel discussion I'm hosting on 5/10/23 entitled "Reshoring + Industrial Property Market". @REITs_Nareit @ChadGriffiths @harrymoser @ReshoreNow #AdvancedManufacturing

> youtube.com
> **The Basics of Manufacturing Properties: Industrial R**
> In this video I outline some of the key factors to consider when analyzing a manufacturing ...

1 · 1 · 2 · 193

HappyNest @HappyNestInvest · Apr 30
🏠 ... Share your thoughts in the com...

#D...

> Follow
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> **HappyNest**
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> Revolutionizing real estate investing! 🌟 Empowering everyone with accessible and rewarding commercial property opportunities. Join us! #HappyNestInvest
>
> **458** Following **238** Followers



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#RetailResilience #BrickAndMortar



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HappyNest @HappyNestInvest · May 3

💼 What is a REIT?

REIT stands for Real Estate Investment Trust, and they can be a great way to diversify your investment portfolio and generate passive income.

Learn more about REITs at myhappynest.com

#REITs #HappyNestInvest

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Más Empleo Andi @MasEmpleoAndi · Ad

#TrabajoSíHay | Hay más de 600 vacantes disponibles en masempleoandi.com.co

¡Entra y aplica a tu empleo soñado!



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HappyNest @HappyNestInvest · May 2

The "American Dream" is at risk. According to this article, most renters think they'll never be able to buy a home.

What do you think?

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HappyNest @HappyNestInvest · May 7
Despite macro issues & negative sentiment, value creation persists in the commercial real estate market. Look beyond the headlines!

#REITs #RealEstateInvesting #HappyNestInvest

> **Nareit** @REITs_Nareit · May 5
> Industrial REITs have solid performance, strong balance sheets - bit.ly/42q1O4e



1 2 127

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Sawyer Merritt @SawyerMerritt · May 6
Warren Buffett today on @elonmusk: There's this Bill Maher program, he interviews Elon. Elon does a terrific job toe to toe with Bill Maher. It's worth watching. Elon is a brilliant guy; He dreams about things and his dream have got a foundation.

Munger: He likes taking on the...
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Despite early pandemic predictions of a complete shift to e-commerce, physical locations show enduring value for consumers and retailers alike, proving you can't take the store out of retail. Period.

#RetailResilience #BrickAndMortar



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HappyNest @HappyNestInvest · May 10
We just added new properties to our platform! Discover exciting investment opportunities at myhappynest.com/portfolio
#NewInvestments #HappyNestInvest
$102,069
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Patrick | Real Estate Investing @PatrickMcLaughn · May 8
The "Location, Location, Location" cliché in real estate is better advice than many think.
The longer I invest, the more I value 1) the city/market itself and 2) the specific neighborhood.
If these two don't have positive data supporting them, I don't even evaluate the deal.
HappyNest @HappyNestInvest · May 9
New on our blog: Personal Finance series! First up, "A Beginner's Guide to Achieving Your Goals." No jargon, just practical advice. Perfect for anyone kick-starting their financial journey or getting back on track.
#PersonalFinance #HappyNest
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HappyNest @HappyNestInvest · May 7
Despite macro issues & negative sentiment, value creation persists in the commercial real estate market. Look beyond the headlines!
#REITs #RealEstateInvesting #HappyNestInvest
Nareit @REITs_Nareit · May 5
Industrial REITs have solid performance, strong balance sheets –
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Life becomes richer with a higher purpose. At HappyNest, we champion conscious capitalism, balancing profitability with purpose. We serve not just our shareholders, but also our employees, consumers, and the great American community.

#ConsciousCapitalism #purpose...
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HappyNest @HappyNestInvest · May 18
When it comes to investing, follow the money - a classic piece of investment advice.

#InvestmentTrends #RealEstate #HappyNestInvest



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HappyNest @HappyNestInvest · May 17
💡 Did you know? Real estate investments can provide passive income and long-term financial stability. Learn more at myhappynest.com
#WealthBuilding #RealEstateInvesting

2 47

HappyNest @HappyNestInvest · May 16
Let's face it - Net Operating Income (NOI) may seem as thrilling as watching paint dry. 🎨 💤

But just as paint safeguards your walls, NOI protects your profits.

Sometimes, the broccoli on the plate is exactly what you need. Dive in, it's good for you!

myhappynest.com/calculating-ne...
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myhappynest.com
How to Calculate Net Operating Income in Real Esta
Learn how to calculate net operating income (NOI) and elevate your expertise in assessing the value ...

46

HappyNest @HappyNestInvest · May 12
Have you tried our Round-Up feature?

It lets you round-up your daily purchases and turn them into shares of commercial real estate. Pretty cool.

Get started at myhappynest.com

#RoundUpInvesting #HappyNestInvest

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2 · 4 · 134

HappyNest @HappyNestInvest · May 24

The collapse of several regional banks has created a gap in the market, offering smaller funds like HappyNest an opportunity to finance multi-family properties with sound fundamentals (and achieve awesome risk-adjusted returns for their investors).

#HappyNestInvest #bankcrisis...
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HappyNest @HappyNestInvest · May 25


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HappyNest @HappyNestInvest · May 22

🌐 Stay updated with the latest real estate market trends and insights. Check out our blog at myhappynest.com/eggvesting-blog

#RealEstateNews #HappyNestInvest


PROPTECH
OUTLOOK
REAL ESTATE
MOBILE APPS
Happy Nest
DEMOCRATIZING REAL
ESTATE INVESTING

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HappyNest @HappyNestInvest · May 18

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HappyNest @HappyNestInvest · May 30
You deserve a tool that acknowledges your aspirations and meets you exactly where you are now, regardless of your financial journey.

#FinancialFreedom

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HappyNest @HappyNestInvest · May 27
With HappyNest, you can redefine your understanding of wealth. No longer is wealth just a figure in your bank account. It's about being bold enough to seize opportunities, and about dreaming and building a better financial future.

#Thread #HappyNestInvest

1 61

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HappyNest @HappyNestInvest · May 27
HappyNest is a cutting-edge digital platform designed to democratize real estate investment. Our robust platform is built on the principles of resilience, accessibility, and defiance against the status quo. It includes a diverse portfolio of investments and a simple and intuitive...
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1 46

HappyNest @HappyNestInvest · May 27
HappyNest allows every user, regardless of their financial history or background, to take control of their financial destiny. It empowers individuals by making high-quality real estate opportunities accessible and ensuring safe and secure transactions.

#FinancialFreedom...
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HappyNest @HappyNestInvest · May 26
"This Memorial Day weekend, let's all take a moment to reflect on the selfless sacrifice made by the brave men and women who answered the call to defend our nation and freedom. They never sought war, but when it came, they stood tall. The photo attached features just a few of my...
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352 posts

rigged in favor of those who already have a financial head-start. Many feel trapped by the status quo, and a prosperous future can feel out of reach for ordinary, hard-working people.

#thread #HappyNest

1 · 72

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HappyNest @HappyNestInvest · May 30

With HappyNest, wealth is no longer about the balance in your bank account, but about opportunities at your fingertips. You can be audacious enough to believe that you can change your financial world because HappyNest is here to help you do exactly that.

#realestateinvesting

1 · 41

HappyNest @HappyNestInvest · May 30

Here's to you, and here's to your financial empowerment with HappyNest. 🍻🧘

#Finances #HappyNest

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MILOTO @miloto_colombia · Ad

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HappyNest @HappyNestInvest · May 30

🤔 But what if there was a way to level the playing field? A way to break down the barriers, to democratize the world of finance, and to redefine wealth as the abundance of opportunities, rather than a number in a bank account? 🧐⁉️

#democratize #investments #HappyNest

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DOCSPACE
AI powered workspace for your documents
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HappyNest @HappyNestInvest · Jun 5
In every story, there's a challenge and a hero that rises to the occasion. This moment in real estate reminds me of a scene in the beloved film 'Forrest Gump.' Picture Forrest, a lone shrimper daring the violent storm, while others hide in fear. When the storm subsides, it's...
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Brett Adcock @adcock_brett · Jun 3
Replying to @adcock_brett
Be careful with investor feedback
Majority of the time, VC investors are not successful entrepreneurs.
They haven't chewed glass and starred into the abyss.
Most of the investor advice I received was dumb.
Filter for the right advice and be careful.
8
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HappyNest @HappyNestInvest · Jun 1
Homeownership Rate Drops to 53-Year Low.
Meanwhile, renter-occupied housing numbers continue a decades-long climb upward. The #AmericanDream is decaying.
globest.com/2023/06/01/hom...
#RealEstate #homebuying
SALE
4 APARTMENTS
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HappyNest @HappyNestInvest · May 30
Wealth creation often seems like a club for the privileged few, a game rigged in favor of those who already have a financial head-start. Many feel
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HappyNest @HappyNestInvest · Jun 15
🏡 Real Estate Tip of the Week: Research the local market and potential growth areas before investing in a property. #RealEstateTip #HappyNestInvest

63

HappyNest @HappyNestInvest · Jun 8
🏢 Did you know?

Diversifying your investment portfolio with commercial real estate can reduce risk and increase potential total returns. Learn more at myhappynest.com

#Diversification #HappyNestInvest

1 · 74

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HappyNest @HappyNestInvest · Jun 15
HappyNest Success Story: "There are a lot of stock market alternatives out there. @HappyNestInvest is the only one I've found offering high quality, cash flow focused real estate where you can grow your investment in long term assets using small checks and everyday change....
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Finovate @Finovate · Sep 12
Jesse Prince (Co-founder, CEO) of @HappyNestInvest demoing its technology that provides access to high-quality commercial real estate investment opportunities to non-accredited investors starting with $10. Headquartered in Charlotte, NC, HappyNest was founded in 2017.
#Finovate
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Revolutionizing real estate investing! Empowering everyone with accessible and rewarding commercial property opportunities. Join us! #HappyNestInvest
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HappyNest @HappyNestInvest · May 23
Great time talking #RealEstateInvesting trends with @TDANetwork and @RenitaDYoung. The core message? Real estate isn't just for the wealthy. HappyNest democratizes investing, enabling everyone to start building their portfolio with just $10.
#HappyNestInvest
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Finovate @Finovate · Sep 12
Jesse Prince (Co-founder, CEO) of @HappyNestInvest demoing its technology that provides access to high-quality commercial real estate investment opportunities to non-accredited investors starting with $10. Headquartered in Charlotte, NC, HappyNest was founded in 2017.
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